United States Securities and Exchange Commission
Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act file number 811-07736

Janus Aspen Series
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Kathryn L. Santoro, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 12/31

Date of reporting period: 6/30/18

Item 1 - Reports to Shareholders

SEMIANNUAL REPORT June 30, 2018

Janus Henderson VIT Balanced Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Balanced Portfolio

Janus Henderson VIT Balanced Portfolio (unaudited)

PORTFOLIO SNAPSHOT

We believe a dynamic approach to asset allocation that leverages our bottom-up, fundamental equity and fixed income research will allow us to outperform our peers over time. Our integrated equity and fixed income research team seeks an optimal balance of asset class opportunities across market cycles.

Jeremiah Buckley co-portfolio manager	Marc Pinto co-portfolio manager	Mayur Saigal co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE SUMMARY

Janus Henderson VIT Balanced Portfolio’s Institutional Shares and Service Shares returned 3.13% and 2.98%, respectively, for the six-month period ended June 30, 2018. That compares with 2.65% for the Portfolio’s primary benchmark, the S&P 500® Index, and -1.62% for the Portfolio’s secondary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The Balanced Index, an internally calculated benchmark composed of a 55% weighting in the S&P 500 Index and a 45% weighting in the Bloomberg Barclays U.S. Aggregate Bond Index, returned 0.79%.

INVESTMENT ENVIRONMENT

Aided by optimism about strong economic growth and U.S. tax reform, equity markets hit all-time highs and corporate credit spreads reached cycle-tights early in 2018. Subsequently, volatility returned, stemming in large part from concerns that the Federal Reserve (Fed) may increase interest rates at a faster-than-projected pace. In the latter part of the period, investors grappled with geopolitical risks, including the increasing likelihood – and eventual approval – of a populist government in Italy. Escalating trade tensions between the U.S. and China caused further volatility. Within the S&P 500 Index, information technology and consumer discretionary stocks led the index higher. Telecommunications and consumer staples were the worst-performing sectors. Corporate credit spreads widened, with more pronounced widening in investment grade, as tapering demand, debt-funded consolidation activity and steady supply further impacted valuations.

The Fed ultimately raised rates twice, reflecting near-term confidence in the U.S. economy. However, stable long-term expectations contributed to a flatter yield curve. After cresting 3% intra-period, the yield on the 10-year Treasury note closed June at 2.86%, up from 2.40% in December.

PERFORMANCE DISCUSSION

The equity-to-fixed-income allocation ended the period approximately 62% equity, 38% fixed income and a small allocation to cash. Our equity allocation may vary based on market conditions, and currently reflects our view that on a risk-adjusted basis, equities present more attractive opportunities relative to fixed income.

The Portfolio’s equity sleeve outperformed its benchmark, the S&P 500 Index. Growth equities performed well, creating a tailwind for our growth tilt. In particular, security selection in information technology aided relative returns. Multinational financial services corporation Mastercard was the portfolio’s top individual contributor. The stock is a longtime holding in our portfolio and we continue to see our investment thesis play out, as the company benefits from consumers and businesses switching from cash and check to plastic and electronic payments. Mastercard is also poised to benefit from growth outside of the U.S., where many markets have a lower penetration of card and electronic payments and are experiencing significantly faster electronic purchase volume growth. Better-than-expected revenue growth and increasing payment volumes drove the stock higher during the period.

Computer software company Adobe Systems also performed well. Adobe has benefited from secular shifts towards Software as a Service (SaaS) and digital media. Indeed, revenue growth driven by its subscription-based services helped propel the stock higher during the period. We continue to see upside for the stock, as the subscription-based model increases Adobe’s total assessable digital media market, and more advertisers rely on its software to create digital content.

While pleased with the performance of our equity sleeve during the period, some holdings disappointed. Altria Group led detractors. The stock fell during the period on weaker cigarette volumes, which were partially driven by rising excise taxes in California. We continue to hold the position. The decline in cigarette volumes has slowed, and

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Janus Henderson VIT Balanced Portfolio (unaudited)

the company continues to build out its portfolio of e-cigarettes, which is a growing marketplace with evolving preferences and product offerings. We believe Altria’s cash flows should grow moderately as the company improves margins and grows the non-cigarette business. We also appreciate Altria’s high dividend yield.

Comcast also detracted. The stock was down due to concern and confusion over the company’s bid for Sky TV, a European pay-TV provider. We continue to see upside for the stock, and like its position as a cable distribution platform and owner of strong content assets.

The Portfolio’s fixed income sleeve outperformed the Bloomberg Barclays U.S. Aggregate Bond Index.

We maintained a cautious stance, but remained opportunistic throughout the period. Corporate valuations remain rich, rates are rising and risk is skewed to the downside at this late stage of the economic and credit cycles. We are concerned with debt-funded merger and acquisition (M&A) activity in the investment-grade space and the impact of rising hedging costs on foreign demand for U.S. fixed income. Further, we believe that the incremental yield investors receive for extending duration in corporate credit is generally insufficient at this juncture. In light of this landscape, we significantly reduced our corporate credit exposure and increased our emphasis on issues with shorter-dated maturities. We diversified our credit portfolio by adding to front-end and floating-rate securitized products and bank loans that can offer more attractive risk-adjusted carry opportunities with less interest rate risk than longer duration credit. We extended duration in our Treasury bucket to balance our shorter-dated credit exposure. Portfolio duration ended the period at 91% of the index.

Our diversified spread product exposure proved beneficial. Our out-of-index allocation to bank loans contributed positively toward relative results. We continue to like the stable carry (a measure of excess income) and short-term nature of the securities. Positioning in mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) also contributed to relative returns. Our overweight allocation to asset-backed securities (ABS) further aided relative results. Low unemployment, the strength of consumer balance sheets and personal tax reform give us confidence in the consumer and we are finding attractive relative value opportunities in shorter-dated, consumer-driven ABS stories. Our investment-grade corporate credit positioning also contributed to relative performance, due to strong security selection and spread carry.

Our Treasury allocation detracted on a relative basis. Our underweight allocation and curve positioning weighed on results as investors flocked to more defensive assets on multiple occasions. As corporate credit spreads widened, our out-of-index allocation to high yield also weighed on performance.

OUTLOOK

We believe equities will continue to present more attractive risk-adjusted opportunities relative to fixed income. In our view, valuations remain reasonable for the amount of free cash flow companies are generating. Further, companies are utilizing tax savings to reinvest in their businesses, which has resulted in solid revenue growth and strong earnings. Modest wage growth and continued strength in consumer spending should also provide a tailwind for equities going forward. We remain optimistic for economic growth, and expect secular themes such as the conversion to cloud computing, SaaS and growth in technological connectivity to continue to build momentum and prove beneficial for a number of our holdings. We are mindful that trade policy could negatively affect these trends, and believe that the potential for tariffs to materialize into a full-blown trade war is the single biggest threat to our outlook and many of the multinational companies we own. If protectionism ramps up significantly, it could spark inflation while simultaneously slowing economic growth. However, we are cautiously optimistic that rational trade policies will ultimately be implemented and that equities will continue to be positively impacted by tax reform and capital spending.

Within the fixed income sleeve, we remain concerned with rising rates, rich valuations and debt-funded consolidation activity amid the later stages of the economic and credit cycles. We anticipate a higher, but flatter Treasury curve. However, with the return of volatility, we are mindful that geopolitical risks could put rate hikes on pause and steer investors toward more defensive assets. We intend to maintain duration modestly below that of the benchmark, but will continue in our tactical approach to yield curve positioning. We believe it is prudent to limit credit risk at this point in the cycle, but we remain opportunistic. We will continue to emphasize favorable risk-adjusted carry opportunities in shorter-dated and floating rate spread products with minimal interest rate risk. Our analysts are also seeking issuers with fundamental improvement

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Janus Henderson VIT Balanced Portfolio (unaudited)

stories and the potential to generate outperformance as they progress through an upgrade cycle. We are monitoring the widening in investment-grade spreads for attractive re-entry points. Given the asymmetric risk at this point of the cycle, we believe security avoidance is as important as security selection. This approach aligns with our core tenets of capital preservation and delivering strong risk-adjusted returns.

Thank you for your investment in Janus Henderson VIT Balanced Portfolio.

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Janus Henderson VIT Balanced Portfolio (unaudited)

Portfolio At A Glance

June 30, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Mastercard Inc	1.31%	Altria Group Inc	-0.62%
	Adobe Systems Inc	1.01%	Comcast Corp	-0.44%
	Microsoft Corp	0.90%	Colony Capital Inc	-0.31%
	Boeing Co	0.67%	Synchrony Financial	-0.23%
	NIKE Inc	0.43%	Hershey Co	-0.18%

	5 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	1.65%	26.92%	25.05%
	Industrials	0.92%	14.06%	10.09%
	Consumer Staples	0.73%	10.47%	7.37%
	Financials	0.67%	13.34%	14.67%
	Health Care	0.48%	10.14%	13.88%

	5 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	-1.08%	14.84%	12.73%
	Real Estate	-0.29%	3.47%	2.70%
	Other**	-0.04%	1.17%	0.00%
	Utilities	0.06%	0.00%	2.76%
	Materials	0.13%	2.95%	2.87%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Janus Henderson VIT Balanced Portfolio (unaudited)

Portfolio At A Glance

June 30, 2018

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	3.5%
Mastercard Inc
Information Technology Services	2.7%
Alphabet Inc
Internet Software & Services	2.3%
Boeing Co
Aerospace & Defense	2.1%
US Bancorp
Banks	1.9%
12.5%

Asset Allocation - (% of Net Assets)
Common Stocks	61.7%
Corporate Bonds	11.2%
United States Treasury Notes/Bonds	10.7%
Mortgage-Backed Securities	8.6%
Asset-Backed/Commercial Mortgage-Backed Securities	5.1%
Investment Companies	2.4%
Bank Loans and Mezzanine Loans	1.8%
Other	(1.5)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2018	As of December 31, 2017

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Janus Henderson VIT Balanced Portfolio (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2018						per the April 30, 2018 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Institutional Shares	3.13%	12.58%	9.13%	8.57%	9.87%	0.63%
Service Shares	2.98%	12.28%	8.85%	8.30%	9.69%	0.88%
S&P 500 Index	2.65%	14.37%	13.42%	10.17%	9.54%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.62%	-0.40%	2.27%	3.72%	5.04%
Balanced Index	0.79%	7.60%	8.41%	7.48%	7.76%
Morningstar Quartile - Institutional Shares	-	1st	1st	1st	1st
Morningstar Ranking - based on total returns for Allocation - 50% to 70% Equity Funds	-	11/784	43/713	15/579	9/217

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

These returns do not reflect the fees, charges, or expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included such fees, charges, or expenses.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2018 Morningstar, Inc. All Rights Reserved.

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Janus Henderson VIT Balanced Portfolio (unaudited)

Performance

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

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Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Net Annualized Expense Ratio (1/1/18 - 6/30/18)
Institutional Shares	$1,000.00	$1,031.30	$3.17	$1,000.00	$1,021.67	$3.16	0.63%
Service Shares	$1,000.00	$1,029.80	$4.43	$1,000.00	$1,020.43	$4.41	0.88%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 5.1%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$1,953,000	$1,963,667
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	1,341,000	1,340,214
AmeriCredit Automobile Receivables Trust 2016-2, 3.6500%, 5/9/22	1,322,000	1,332,410
Angel Oak Mortgage Trust I LLC 2018-2, 3.6740%, 7/27/48 (144A)‡	881,000	880,992
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	8,374,715	8,306,409
Arroyo Mortgage Trust 2018-1, 3.7630%, 4/25/48 (144A)‡	1,332,492	1,334,987
Atrium IX, ICE LIBOR USD 3 Month + 1.2400%, 3.5594%, 5/28/30 (144A)‡	1,937,100	1,942,514
Bain Capital Credit CLO 2018-1,
ICE LIBOR USD 3 Month + 0.9600%, 3.3216%, 4/23/31 (144A)‡	4,261,000	4,244,501
BAMLL Commercial Mortgage Securities Trust 2013-WBRK,
3.6521%, 3/10/37 (144A)‡	2,123,000	2,093,770
BAMLL Commercial Mortgage Securities Trust 2014-FL1,
ICE LIBOR USD 1 Month + 5.5000%, 5.5310%, 12/15/31 (144A)‡	896,955	864,877
BAMLL Commercial Mortgage Securities Trust 2014-FL1,
ICE LIBOR USD 1 Month + 4.0000%, 6.5341%, 12/15/31 (144A)‡	198,000	195,341
BBCMS 2018-TALL Mortgage Trust,
ICE LIBOR USD 1 Month + 0.7220%, 2.7953%, 3/15/37 (144A)‡	10,423,000	10,406,600
BBCMS Trust 2015-SRCH, 4.1970%, 8/10/35 (144A)	2,528,000	2,602,697
Bean Creek CLO Ltd,
ICE LIBOR USD 3 Month + 1.0200%, 3.3787%, 4/20/31 (144A)‡	2,736,000	2,729,893
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	1,140,000	1,106,962
Caesars Palace Las Vegas Trust 2017-VICI, 4.1384%, 10/15/34 (144A)	1,621,000	1,633,715
Caesars Palace Las Vegas Trust 2017-VICI, 4.4991%, 10/15/34 (144A)‡	2,298,000	2,255,636
Caesars Palace Las Vegas Trust 2017-VICI, 4.4991%, 10/15/34 (144A)‡	1,690,000	1,700,085
Carlyle Global Market Strategies CLO 2014-2R Ltd,
ICE LIBOR USD 3 Month + 1.0500%, 3.0300%, 5/15/31 (144A)‡	4,100,000	4,090,713
Carlyle US CLO 2018-1 Ltd,
ICE LIBOR USD 3 Month + 1.0200%, 3.0752%, 4/20/31 (144A)‡	5,123,000	5,104,030
CGMS Commercial Mortgage Trust 2017-MDDR,
ICE LIBOR USD 1 Month + 1.7500%, 3.8233%, 7/15/30 (144A)‡	968,000	967,273
CGMS Commercial Mortgage Trust 2017-MDDR,
ICE LIBOR USD 1 Month + 2.5000%, 4.5733%, 7/15/30 (144A)‡	610,000	609,323
CIFC Funding 2013-IV Ltd,
ICE LIBOR USD 3 Month + 1.0600%, 3.1463%, 4/27/31 (144A)‡	1,630,784	1,630,730
CIFC Funding 2018-I Ltd,
ICE LIBOR USD 3 Month + 1.0000%, 3.1572%, 4/18/31 (144A)‡	1,833,000	1,821,612
CIFC Funding 2018-II Ltd,
ICE LIBOR USD 3 Month + 1.0400%, 3.0929%, 4/20/31 (144A)‡	3,197,000	3,187,988
Credit Acceptance Auto Loan Trust 2018-2, 3.4700%, 5/17/27 (144A)	1,769,000	1,772,876
Credit Acceptance Auto Loan Trust 2018-2, 3.9400%, 7/15/27 (144A)	1,172,000	1,175,209
Credit Acceptance Auto Loan Trust 2018-2, 4.1600%, 9/15/27 (144A)	576,000	579,224
CSMLT 2015-2 Trust, 3.5000%, 8/25/45 (144A)‡	1,661,121	1,651,647
Drive Auto Receivables Trust 2017-1, 3.8400%, 3/15/23	283,000	285,399
Drive Auto Receivables Trust 2017-A, 4.1600%, 5/15/24 (144A)	1,638,000	1,658,224
Dryden 41 Senior Loan Fund,
ICE LIBOR USD 3 Month + 0.9700%, 3.3177%, 4/15/31 (144A)‡	2,511,000	2,494,232
Dryden 55 CLO Ltd,
ICE LIBOR USD 3 Month + 1.0200%, 3.0613%, 4/15/31 (144A)‡	1,550,000	1,547,427
Dryden 64 CLO Ltd,
ICE LIBOR USD 3 Month + 0.9700%, 3.1895%, 4/18/31 (144A)‡	3,614,000	3,607,741
Evergreen Credit Card Trust, 2.9500%, 3/15/23 (144A)	966,000	962,068
Exeter Automobile Receivables Trust 2018-2, 3.6900%, 3/15/23 (144A)	1,280,000	1,278,195
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 2.6000%, 4.6911%, 5/25/24‡	1,329,002	1,410,085
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 3.0000%, 5.0911%, 7/25/24‡	5,881,290	6,303,395
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 4.0000%, 6.0911%, 5/25/25‡	530,399	580,843
Fannie Mae REMICS, 3.0000%, 5/25/48	4,086,803	3,963,695
Flagship Credit Auto Trust 2016-3, 2.7200%, 7/15/22 (144A)	1,250,000	1,237,643

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Schedule of Investments (unaudited)

June 30, 2018

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Flatiron CLO 18 Ltd,
ICE LIBOR USD 3 Month + 0.9500%, 3.4174%, 4/17/31 (144A)‡	$1,972,000	$1,960,969
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 4.5000%, 6.5911%, 2/25/24‡	3,803,000	4,385,679
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 3.6000%, 5.6911%, 4/25/24‡	2,753,620	3,054,564
GSCCRE Commercial Mortgage Trust 2015-HULA,
ICE LIBOR USD 1 Month + 4.4000%, 6.4733%, 8/15/32 (144A)‡	1,744,000	1,748,779
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
3.5537%, 10/5/31 (144A)	379,000	373,019
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
4.1426%, 10/5/31 (144A)‡	579,000	568,648
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
5.8279%, 11/15/43 (144A)‡	1,037,000	1,027,484
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.7417%, 9/5/32 (144A)‡	1,231,000	1,213,565
LCM XIV LP, ICE LIBOR USD 3 Month + 1.0400%, 3.4398%, 7/20/31 (144A)‡	1,146,158	1,146,132
LCM XVIII LP, ICE LIBOR USD 3 Month + 1.0200%, 3.5000%, 4/20/31 (144A)‡	4,820,000	4,811,816
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 0.8000%, 2.8911%, 11/25/50 (144A)‡,§	3,920,000	3,907,502
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 1.0000%, 3.0911%, 11/25/50 (144A)‡,§	772,000	770,081
Magnetite VIII Ltd,
ICE LIBOR USD 3 Month + 0.9800%, 3.0717%, 4/15/31 (144A)‡	4,853,000	4,845,449
Magnetite XV Ltd, ICE LIBOR USD 3 Month + 1.0100%, 3.0921%, 7/25/31 (144A)‡	2,642,130	2,642,130
MSSG Trust 2017-237P, 3.3970%, 9/13/39 (144A)	1,360,000	1,318,600
New Residential Mortgage Loan Trust 2017-3, 4.0000%, 4/25/57 (144A)‡	1,653,205	1,669,122
New Residential Mortgage Loan Trust 2018-2, 4.5000%, 2/25/58 (144A)‡	1,515,654	1,553,837
Octagon Investment Partners 36 Ltd,
ICE LIBOR USD 3 Month + 0.9700%, 2.7264%, 4/15/31 (144A)‡	4,883,000	4,869,699
OSCAR US Funding Trust V, 2.7300%, 12/15/20 (144A)	650,000	648,034
OSCAR US Funding Trust V, 2.9900%, 12/15/23 (144A)	876,000	869,925
PFS Financing Corp, 2.4000%, 10/17/22 (144A)	1,081,000	1,061,078
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	1,406,000	1,408,100
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	2,408,000	2,422,724
Santander Drive Auto Receivables Trust 2018-1, 4.3700%, 5/15/25 (144A)	4,050,000	4,000,601
Sequoia Mortgage Trust 2018-CH2, 4.0000%, 6/25/48 (144A)‡	3,969,055	4,015,634
Sounds Point CLO IV-R LTD,
ICE LIBOR USD 3 Month + 1.1500%, 3.6514%, 4/18/31 (144A)‡	2,594,000	2,594,275
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 2.5000%, 4.5733%, 11/15/27 (144A)‡	746,000	738,097
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 3.2500%, 5.3233%, 11/15/27 (144A)‡	2,291,000	2,224,495
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 4.1500%, 6.2233%, 11/15/27 (144A)‡	1,228,000	1,154,730
Station Place Securitization Trust 2017-3,
ICE LIBOR USD 1 Month + 1.0000%, 2.9613%, 7/24/18 (144A)‡,§	3,142,000	3,142,088
Towd Point Mortgage Trust 2015-3, 3.5000%, 3/25/54 (144A)‡	98,698	98,624
Towd Point Mortgage Trust 2018-2, 3.2500%, 3/25/58 (144A)‡	1,990,989	1,970,582
Towd Point Mortgage Trust 2018-3, 3.7500%, 5/25/58 (144A)‡	1,189,000	1,189,432
Verizon Owner Trust 2016-2, 2.3600%, 5/20/21 (144A)	1,724,000	1,694,848
Voya CLO 2018-1 Ltd,
ICE LIBOR USD 3 Month + 0.9500%, 3.2931%, 4/19/31 (144A)‡	5,283,000	5,267,996
Voya CLO 2018-2 Ltd,
ICE LIBOR USD 3 Month + 1.0000%, 3.3740%, 7/15/31 (144A)‡	4,499,224	4,499,224
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4130%, 12/15/43‡	1,186,024	1,194,355
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.3093%, 5/15/46‡	516,767	525,474
Westlake Automobile Receivables Trust 2018-1, 2.9200%, 5/15/23 (144A)	199,000	197,279

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2018

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Westlake Automobile Receivables Trust 2018-1, 3.4100%, 5/15/23 (144A)	$198,000	$196,805
Westlake Automobile Receivables Trust 2018-2, 3.2000%, 1/16/24 (144A)	459,000	459,064
Westlake Automobile Receivables Trust 2018-2, 3.5000%, 1/16/24 (144A)	791,000	793,045
WinWater Mortgage Loan Trust 2015-5, 3.5000%, 8/20/45 (144A)‡	4,863,619	4,824,349
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $184,417,692)		183,912,775
Bank Loans and Mezzanine Loans – 1.8%
Basic Industry – 0.1%
Axalta Coating Systems US Holdings Inc,
ICE LIBOR USD 3 Month + 1.7500%, 4.0844%, 6/1/24‡	5,814,818	5,778,475
Capital Goods – 0.1%
Reynolds Group Holdings Inc,
ICE LIBOR USD 3 Month + 2.7500%, 4.8435%, 2/5/23‡	3,807,679	3,796,561
Communications – 0.3%
Mission Broadcasting Inc,
ICE LIBOR USD 3 Month + 2.5000%, 4.4825%, 1/17/24‡	223,427	222,978
Nexstar Broadcasting Inc,
ICE LIBOR USD 3 Month + 2.5000%, 4.4825%, 1/17/24‡	1,719,933	1,716,476
Nielsen Finance LLC, ICE LIBOR USD 3 Month + 2.0000%, 4.0464%, 10/4/23‡	3,753,453	3,747,898
Sinclair Television Group Inc,
ICE LIBOR USD 3 Month + 2.5000%, 0%, 12/12/24(a),‡	2,660,000	2,648,376
Zayo Group LLC, ICE LIBOR USD 3 Month + 2.0000%, 4.0935%, 1/19/21‡	204,413	203,934
Zayo Group LLC, ICE LIBOR USD 3 Month + 2.2500%, 4.3435%, 1/19/24‡	1,881,066	1,878,395
		10,418,057
Consumer Cyclical – 0.5%
Aramark Services Inc, ICE LIBOR USD 3 Month + 1.7500%, 3.7154%, 3/28/24‡	2,148,180	2,145,495
Golden Nugget Inc/NV, ICE LIBOR USD 3 Month + 3.2500%, 4.8230%, 10/4/23‡	2,422,543	2,417,843
Hilton Worldwide Finance LLC,
ICE LIBOR USD 3 Month + 1.7500%, 3.8411%, 10/25/23‡	4,698,005	4,696,032
KFC Holding Co, ICE LIBOR USD 3 Month + 1.7500%, 3.8351%, 4/3/25‡	6,533,822	6,464,432
Wyndham Hotels & Resorts Inc,
ICE LIBOR USD 3 Month + 1.7500%, 3.7256%, 5/30/25‡	1,099,000	1,096,253
		16,820,055
Consumer Non-Cyclical – 0.4%
Coty Inc, ICE LIBOR USD 3 Month + 2.2500%, 4.2796%, 4/7/25‡	3,604,064	3,518,467
Gentiva Health Services Inc,
ICE LIBOR USD 3 Month + 3.7500%, 0%, 6/23/25(a),‡	3,731,000	3,703,017
Gentiva Health Services Inc,
ICE LIBOR USD 3 Month + 3.7500%, 0%, 6/23/25(a),‡	2,331,997	2,314,507
IQVIA Inc, ICE LIBOR USD 3 Month + 2.0000%, 4.3344%, 3/7/24‡	417,794	417,143
Moffett Towers Phase II,
ICE LIBOR USD 1 Month + 2.8000%, 4.8740%, 6/15/21‡,§	3,788,122	3,765,622
Post Holdings Inc, ICE LIBOR USD 3 Month + 2.0000%, 4.1000%, 5/24/24‡	597,960	593,930
Valeant Pharmaceuticals International Inc,
ICE LIBOR USD 3 Month + 3.0000%, 4.9825%, 6/2/25‡	158,000	157,359
		14,470,045
Electric – 0%
NRG Energy Inc, ICE LIBOR USD 3 Month + 1.7500%, 4.0844%, 6/30/23‡	222,863	221,276
Technology – 0.4%
CommScope Inc, ICE LIBOR USD 3 Month + 2.0000%, 4.0935%, 12/29/22‡	2,406,528	2,412,544
Microchip Technology Inc,
ICE LIBOR USD 3 Month + 2.0000%, 4.1000%, 5/29/25‡	3,590,000	3,582,533
SS&C Technologies Holdings Europe Sarl,
ICE LIBOR USD 3 Month + 2.5000%, 4.5935%, 4/16/25‡	2,176,698	2,175,480
SS&C Technologies Inc, ICE LIBOR USD 3 Month + 2.5000%, 4.5935%, 4/16/25‡	5,880,777	5,877,484
		14,048,041
Total Bank Loans and Mezzanine Loans (cost $65,925,039)		65,552,510
Corporate Bonds – 11.2%
Banking – 2.0%
Ally Financial Inc, 3.2500%, 11/5/18	1,451,000	1,451,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Banking – (continued)
Ally Financial Inc, 8.0000%, 12/31/18	$840,000	$855,750
Bank of America Corp, 2.5030%, 10/21/22	9,737,000	9,319,460
Capital One Financial Corp, 3.3000%, 10/30/24	1,425,000	1,352,911
Citibank NA, ICE LIBOR USD 3 Month + 0.3200%, 2.6781%, 5/1/20‡	9,922,000	9,929,104
Citigroup Inc, 4.6000%, 3/9/26	1,315,000	1,312,689
Citigroup Inc, 3.2000%, 10/21/26	1,976,000	1,838,584
Citizens Bank NA/Providence RI, 2.6500%, 5/26/22	1,267,000	1,224,861
Citizens Financial Group Inc, 3.7500%, 7/1/24	860,000	829,942
Citizens Financial Group Inc, 4.3500%, 8/1/25	613,000	606,125
Citizens Financial Group Inc, 4.3000%, 12/3/25	3,423,000	3,399,924
First Republic Bank/CA, 4.6250%, 2/13/47	1,653,000	1,630,583
Goldman Sachs Capital I, 6.3450%, 2/15/34	3,650,000	4,161,325
HSBC Holdings PLC, ICE LIBOR USD 3 Month + 0.6000%, 2.9256%, 5/18/21‡	5,575,000	5,583,123
JPMorgan Chase & Co, 2.2950%, 8/15/21	3,646,000	3,522,152
JPMorgan Chase & Co, 4.1250%, 12/15/26	2,316,000	2,285,937
JPMorgan Chase Bank NA, ICE LIBOR USD 3 Month + 0.3400%, 2.7017%, 4/26/21‡	6,660,000	6,661,605
JPMorgan Chase Bank NA, ICE LIBOR USD 3 Month + 0.3500%, 3.0860%, 4/26/21‡	6,110,000	6,095,455
Morgan Stanley, 3.9500%, 4/23/27	2,009,000	1,914,459
Royal Bank of Canada, ICE LIBOR USD 3 Month + 0.3900%, 2.7488%, 4/30/21‡	6,870,000	6,867,677
SVB Financial Group, 5.3750%, 9/15/20	2,640,000	2,751,950
		73,594,616
Basic Industry – 0.8%
Anglo American Capital PLC, 4.1250%, 9/27/22 (144A)	580,000	582,996
CF Industries Inc, 4.5000%, 12/1/26 (144A)	2,673,000	2,653,130
CF Industries Inc, 5.3750%, 3/15/44	2,531,000	2,233,608
Freeport-McMoRan Inc, 3.1000%, 3/15/20	869,000	851,620
Freeport-McMoRan Inc, 3.5500%, 3/1/22	3,612,000	3,431,400
Freeport-McMoRan Inc, 4.5500%, 11/14/24	1,428,000	1,356,600
Freeport-McMoRan Inc, 5.4500%, 3/15/43	1,435,000	1,258,782
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	4,380,000	4,351,694
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	2,291,000	2,279,983
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	2,242,000	2,291,830
Sherwin-Williams Co, 2.7500%, 6/1/22	897,000	868,168
Steel Dynamics Inc, 4.1250%, 9/15/25	2,303,000	2,208,001
Steel Dynamics Inc, 5.0000%, 12/15/26	1,069,000	1,069,000
Teck Resources Ltd, 4.5000%, 1/15/21	985,000	985,000
Teck Resources Ltd, 4.7500%, 1/15/22	1,419,000	1,421,966
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	2,256,000	2,473,140
		30,316,918
Brokerage – 0.7%
Cboe Global Markets Inc, 3.6500%, 1/12/27	2,983,000	2,877,435
Charles Schwab Corp, ICE LIBOR USD 3 Month + 0.3200%, 2.6494%, 5/21/21‡	3,535,000	3,549,348
Charles Schwab Corp, 3.2500%, 5/21/21	1,096,000	1,100,299
Charles Schwab Corp, 3.0000%, 3/10/25	958,000	920,828
E*TRADE Financial Corp, 2.9500%, 8/24/22	2,980,000	2,885,810
E*TRADE Financial Corp, 3.8000%, 8/24/27	3,547,000	3,394,144
E*TRADE Financial Corp, 4.5000%, 6/20/28	1,361,000	1,361,499
Raymond James Financial Inc, 5.6250%, 4/1/24	1,553,000	1,666,600
Raymond James Financial Inc, 3.6250%, 9/15/26	1,535,000	1,473,566
Raymond James Financial Inc, 4.9500%, 7/15/46	2,715,000	2,758,836
TD Ameritrade Holding Corp, 3.6250%, 4/1/25	1,772,000	1,752,824
		23,741,189
Capital Goods – 0.9%
Arconic Inc, 5.8700%, 2/23/22	482,000	502,967
Arconic Inc, 5.1250%, 10/1/24	3,611,000	3,586,337
Ball Corp, 4.3750%, 12/15/20	1,564,000	1,575,730
General Dynamics Corp, ICE LIBOR USD 3 Month + 0.2900%, 2.6458%, 5/11/20‡	916,000	918,259

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2018

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Capital Goods – (continued)
General Dynamics Corp, ICE LIBOR USD 3 Month + 0.3800%, 2.7358%, 5/11/21‡	$916,000	$919,190
HD Supply Inc, 5.7500%, 4/15/24 (144A)Ç	5,814,000	6,082,897
Huntington Ingalls Industries Inc, 5.0000%, 11/15/25 (144A)	5,403,000	5,588,269
Martin Marietta Materials Inc, 4.2500%, 7/2/24	1,507,000	1,520,067
Masonite International Corp, 5.6250%, 3/15/23 (144A)	1,011,000	1,033,444
Northrop Grumman Corp, 2.5500%, 10/15/22	3,415,000	3,288,392
Owens Corning, 4.2000%, 12/1/24	1,402,000	1,382,585
Owens Corning, 3.4000%, 8/15/26	676,000	616,163
Rockwell Collins Inc, 3.2000%, 3/15/24	1,346,000	1,296,193
Vulcan Materials Co, 4.5000%, 4/1/25	2,871,000	2,884,366
		31,194,859
Communications – 1.3%
American Tower Corp, 3.3000%, 2/15/21	2,409,000	2,406,225
American Tower Corp, 4.4000%, 2/15/26	1,578,000	1,566,194
AT&T Inc, 4.2500%, 3/1/27	2,844,000	2,783,690
AT&T Inc, 4.1000%, 2/15/28 (144A)	3,395,000	3,242,896
AT&T Inc, 5.2500%, 3/1/37	865,000	852,179
AT&T Inc, 5.1500%, 11/15/46 (144A)	2,001,000	1,883,710
BellSouth LLC, 4.3330%, 4/26/19 (144A)	6,806,000	6,877,007
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	2,235,000	2,250,366
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.9080%, 7/23/25	3,600,000	3,634,536
Crown Castle International Corp, 5.2500%, 1/15/23	1,967,000	2,060,459
Crown Castle International Corp, 3.2000%, 9/1/24	1,991,000	1,878,249
Crown Castle Towers LLC, 3.7200%, 7/15/23 (144A)	1,711,000	1,711,000
Crown Castle Towers LLC, 4.2410%, 7/15/28 (144A)	2,936,000	2,938,595
UBM PLC, 5.7500%, 11/3/20 (144A)	3,003,000	3,062,194
Unitymedia GmbH, 6.1250%, 1/15/25 (144A)	2,953,000	3,041,590
Unitymedia Hessen GmbH & Co KG / Unitymedia NRW GmbH,
5.0000%, 1/15/25 (144A)	3,147,000	3,186,337
Verizon Communications Inc, 2.6250%, 8/15/26	3,062,000	2,716,673
Verizon Communications Inc, 4.8620%, 8/21/46	1,185,000	1,131,477
Warner Media LLC, 3.6000%, 7/15/25	1,905,000	1,810,752
		49,034,129
Consumer Cyclical – 0.9%
1011778 BC ULC / New Red Finance Inc, 4.6250%, 1/15/22 (144A)	2,204,000	2,204,000
Amazon.com Inc, 2.8000%, 8/22/24	1,469,000	1,400,544
DR Horton Inc, 3.7500%, 3/1/19	2,043,000	2,049,387
General Motors Financial Co Inc, 3.2000%, 7/13/20	3,630,000	3,612,978
General Motors Financial Co Inc, 3.5500%, 4/9/21	2,680,000	2,671,710
IHO Verwaltungs GmbH, 4.1250%, 9/15/21 (144A)	515,000	507,275
IHO Verwaltungs GmbH, 4.5000%, 9/15/23 (144A)	376,000	360,020
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	1,475,000	1,487,906
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	2,588,000	2,562,120
MDC Holdings Inc, 5.5000%, 1/15/24	2,249,000	2,271,490
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc,
5.6250%, 5/1/24	1,317,000	1,333,463
MGM Resorts International, 6.7500%, 10/1/20	3,750,000	3,928,125
MGM Resorts International, 6.6250%, 12/15/21	1,515,000	1,594,538
MGM Resorts International, 7.7500%, 3/15/22	544,000	592,960
MGM Resorts International, 6.0000%, 3/15/23	272,000	280,160
Toll Brothers Finance Corp, 4.0000%, 12/31/18	832,000	831,896
Toll Brothers Finance Corp, 5.8750%, 2/15/22	763,000	791,613
Toll Brothers Finance Corp, 4.3750%, 4/15/23	428,000	419,440
Wyndham Destinations Inc, 4.1500%, 4/1/24	1,689,000	1,661,554
Wyndham Destinations Inc, 5.1000%, 10/1/25	870,000	890,663
Wyndham Destinations Inc, 4.5000%, 4/1/27	971,000	946,725
		32,398,567

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – 0.8%
Allergan Funding SCS, 3.0000%, 3/12/20	$1,887,000	$1,877,557
Becton Dickinson and Co, 2.8940%, 6/6/22	1,499,000	1,449,474
CVS Health Corp, 4.7500%, 12/1/22	1,192,000	1,236,152
CVS Health Corp, 4.1000%, 3/25/25	4,076,000	4,053,665
CVS Health Corp, 4.3000%, 3/25/28	5,657,000	5,577,913
CVS Health Corp, 5.0500%, 3/25/48	1,998,000	2,017,973
HCA Inc, 3.7500%, 3/15/19	1,542,000	1,547,783
HCA Inc, 5.0000%, 3/15/24	1,869,000	1,869,000
HCA Inc, 5.2500%, 6/15/26	1,720,000	1,708,304
Sysco Corp, 2.5000%, 7/15/21	629,000	614,169
Teva Pharmaceutical Finance Co BV, 2.9500%, 12/18/22	309,000	281,151
Teva Pharmaceutical Finance Netherlands III BV, 2.8000%, 7/21/23	1,794,000	1,549,022
Teva Pharmaceutical Finance Netherlands III BV, 6.0000%, 4/15/24	2,670,000	2,666,332
Wm Wrigley Jr Co, 2.4000%, 10/21/18 (144A)	3,916,000	3,913,250
		30,361,745
Electric – 0.2%
Duke Energy Corp, 1.8000%, 9/1/21	930,000	889,731
Duke Energy Corp, 2.4000%, 8/15/22	1,306,000	1,255,710
NextEra Energy Operating Partners LP, 4.2500%, 9/15/24 (144A)	437,000	420,613
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	2,553,000	2,655,511
Southern Co, 2.9500%, 7/1/23	1,972,000	1,901,537
		7,123,102
Energy – 1.4%
Andeavor Logistics LP / Tesoro Logistics Finance Corp, 3.5000%, 12/1/22	769,000	751,139
Andeavor Logistics LP / Tesoro Logistics Finance Corp, 5.2500%, 1/15/25	807,000	827,078
Cheniere Corpus Christi Holdings LLC, 5.1250%, 6/30/27	2,940,000	2,914,275
Columbia Pipeline Group Inc, 4.5000%, 6/1/25	1,097,000	1,097,901
Continental Resources Inc/OK, 5.0000%, 9/15/22	5,549,000	5,632,568
Continental Resources Inc/OK, 4.5000%, 4/15/23	3,628,000	3,684,062
Enbridge Energy Partners LP, 5.8750%, 10/15/25	1,476,000	1,605,843
Energy Transfer Equity LP, 4.2500%, 3/15/23	1,660,000	1,601,917
Energy Transfer Equity LP, 5.8750%, 1/15/24	1,589,000	1,628,725
Energy Transfer Equity LP, 5.5000%, 6/1/27	1,185,000	1,185,000
Energy Transfer Partners LP, 4.1500%, 10/1/20	1,410,000	1,427,075
Energy Transfer Partners LP, 4.9500%, 6/15/28	1,736,000	1,729,933
Energy Transfer Partners LP, 6.0000%, 6/15/48	1,965,000	1,958,731
Energy Transfer Partners LP / Regency Energy Finance Corp, 5.7500%, 9/1/20	994,000	1,033,064
EnLink Midstream Partners LP, 4.1500%, 6/1/25	1,008,000	931,331
EnLink Midstream Partners LP, 4.8500%, 7/15/26	2,900,000	2,747,023
EQT Midstream Partners LP, 5.5000%, 7/15/28	2,876,000	2,874,406
Kinder Morgan Energy Partners LP, 3.5000%, 3/1/21	623,000	621,864
Kinder Morgan Energy Partners LP, 5.0000%, 10/1/21	1,292,000	1,341,587
Kinder Morgan Energy Partners LP, 3.9500%, 9/1/22	1,381,000	1,380,414
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	133,000	141,372
Motiva Enterprises LLC, 5.7500%, 1/15/20 (144A)	565,000	582,696
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	381,000	377,190
NGPL PipeCo LLC, 4.8750%, 8/15/27 (144A)	972,000	959,850
NuStar Logistics LP, 5.6250%, 4/28/27	2,359,000	2,282,332
Phillips 66 Partners LP, 3.6050%, 2/15/25	1,533,000	1,461,392
Phillips 66 Partners LP, 3.7500%, 3/1/28	664,000	620,323
Plains All American Pipeline LP / PAA Finance Corp, 4.6500%, 10/15/25	724,000	721,266
Regency Energy Partners LP / Regency Energy Finance Corp, 5.8750%, 3/1/22	1,786,000	1,888,874
Sabine Pass Liquefaction LLC, 5.0000%, 3/15/27	2,734,000	2,777,324
Williams Cos Inc, 3.7000%, 1/15/23	859,000	831,083
Williams Partners LP, 3.6000%, 3/15/22	1,124,000	1,118,211
		50,735,849
Financial Institutions – 0.2%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	2,938,000	3,003,573

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2018

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Financial Institutions – (continued)
Kennedy-Wilson Inc, 5.8750%, 4/1/24	$4,512,000	$4,376,640
		7,380,213
Insurance – 0.3%
Aetna Inc, 2.8000%, 6/15/23	1,262,000	1,203,092
Centene Corp, 4.7500%, 5/15/22	180,000	181,125
Centene Corp, 6.1250%, 2/15/24	2,096,000	2,208,660
Centene Corp, 4.7500%, 1/15/25	2,030,000	2,019,850
Centene Escrow I Corp, 5.3750%, 6/1/26 (144A)	1,749,000	1,771,964
UnitedHealth Group Inc, 2.3750%, 10/15/22	1,219,000	1,171,712
WellCare Health Plans Inc, 5.2500%, 4/1/25	2,174,000	2,163,130
		10,719,533
Natural Gas – 0.1%
Sempra Energy, ICE LIBOR USD 3 Month + 0.5000%, 2.8477%, 1/15/21‡	2,469,000	2,470,242
Owned No Guarantee – 0.1%
Syngenta Finance NV, 3.6980%, 4/24/20 (144A)	1,306,000	1,301,211
Syngenta Finance NV, 3.9330%, 4/23/21 (144A)	1,247,000	1,243,748
Syngenta Finance NV, 4.4410%, 4/24/23 (144A)	266,000	264,424
Syngenta Finance NV, 4.8920%, 4/24/25 (144A)	555,000	544,009
		3,353,392
Real Estate Investment Trusts (REITs) – 0.4%
Alexandria Real Estate Equities Inc, 2.7500%, 1/15/20	1,345,000	1,333,973
Alexandria Real Estate Equities Inc, 4.6000%, 4/1/22	3,664,000	3,780,534
Alexandria Real Estate Equities Inc, 4.5000%, 7/30/29	1,154,000	1,149,335
Reckson Operating Partnership LP, 7.7500%, 3/15/20	3,885,000	4,150,461
Senior Housing Properties Trust, 6.7500%, 4/15/20	825,000	854,754
Senior Housing Properties Trust, 6.7500%, 12/15/21	916,000	981,111
SL Green Realty Corp, 5.0000%, 8/15/18	1,987,000	1,989,958
		14,240,126
Technology – 1.1%
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.6250%, 1/15/24	737,000	713,151
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.1250%, 1/15/25	1,363,000	1,264,174
Cadence Design Systems Inc, 4.3750%, 10/15/24	3,210,000	3,249,968
First Data Corp, 7.0000%, 12/1/23 (144A)	2,960,000	3,083,077
Marvell Technology Group Ltd, 4.2000%, 6/22/23	1,361,000	1,359,169
Marvell Technology Group Ltd, 4.8750%, 6/22/28	1,541,000	1,529,206
Microchip Technology Inc, 3.9220%, 6/1/21 (144A)	1,476,000	1,478,340
Total System Services Inc, 3.8000%, 4/1/21	1,546,000	1,556,461
Total System Services Inc, 4.8000%, 4/1/26	3,189,000	3,268,120
Trimble Inc, 4.1500%, 6/15/23	979,000	980,183
Trimble Inc, 4.7500%, 12/1/24	5,231,000	5,339,754
Trimble Inc, 4.9000%, 6/15/28	7,351,000	7,335,064
Verisk Analytics Inc, 4.8750%, 1/15/19	1,718,000	1,733,491
Verisk Analytics Inc, 5.8000%, 5/1/21	2,947,000	3,119,730
Verisk Analytics Inc, 4.1250%, 9/12/22	1,671,000	1,701,302
Verisk Analytics Inc, 5.5000%, 6/15/45	1,948,000	2,006,420
		39,717,610
Total Corporate Bonds (cost $412,286,090)		406,382,090
Mortgage-Backed Securities – 8.6%
Fannie Mae Pool:
6.0000%, 2/1/37	114,501	128,916
3.5000%, 10/1/42	1,436,843	1,440,604
4.5000%, 11/1/42	465,790	490,013
3.5000%, 12/1/42	3,380,839	3,378,228
3.0000%, 2/1/43	114,108	111,388
3.5000%, 2/1/43	3,354,519	3,351,924
3.5000%, 2/1/43	818,558	817,925
3.0000%, 5/1/43	422,720	412,617
3.5000%, 4/1/44	1,604,777	1,610,620

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
5.0000%, 7/1/44	$109,667	$118,713
4.5000%, 10/1/44	1,078,218	1,136,852
3.5000%, 2/1/45	3,325,893	3,323,318
4.5000%, 3/1/45	1,781,513	1,878,483
4.5000%, 6/1/45	1,055,591	1,106,394
3.0000%, 10/1/45	876,726	849,859
3.0000%, 10/1/45	565,037	547,722
3.5000%, 12/1/45	1,050,080	1,052,626
3.0000%, 1/1/46	117,076	113,587
4.5000%, 2/1/46	2,770,346	2,913,328
3.0000%, 3/1/46	3,768,280	3,654,909
3.0000%, 3/1/46	2,518,325	2,442,559
3.5000%, 7/1/46	1,906,693	1,904,633
3.5000%, 8/1/46	1,122,433	1,120,177
4.0000%, 10/1/46	129,795	132,861
3.0000%, 11/1/46	553,554	537,538
3.0000%, 11/1/46	515,731	500,805
4.5000%, 12/1/46	1,083,728	1,134,935
3.0000%, 2/1/47	4,798,286	4,688,706
4.0000%, 4/30/47	5,970,000	6,215,913
4.3888%, 4/30/47	3,874,000	3,854,602
4.0000%, 5/1/47	707,940	722,442
4.5000%, 5/1/47	348,727	367,260
4.5000%, 5/1/47	292,530	307,128
4.5000%, 5/1/47	287,452	301,488
4.5000%, 5/1/47	216,248	227,876
4.5000%, 5/1/47	200,330	210,112
4.5000%, 5/1/47	169,221	178,136
4.5000%, 5/1/47	98,723	103,650
4.5000%, 5/1/47	71,470	75,196
4.5000%, 5/1/47	64,993	68,382
3.5000%, 5/31/47	40,420,000	41,204,718
4.5000%, 5/31/47	14,368,000	15,190,583
4.5000%, 5/31/47	626,000	650,612
4.0000%, 6/1/47	367,442	375,853
4.0000%, 6/1/47	181,664	185,283
4.0000%, 6/1/47	174,604	178,600
4.0000%, 6/1/47	82,425	84,183
4.5000%, 6/1/47	1,288,690	1,351,616
4.5000%, 6/1/47	124,428	130,914
4.0000%, 7/1/47	314,600	321,831
4.0000%, 7/1/47	300,708	307,591
4.0000%, 7/1/47	136,560	139,686
4.0000%, 7/1/47	94,900	97,072
4.5000%, 7/1/47	920,541	965,491
4.5000%, 7/1/47	830,942	871,516
4.5000%, 7/1/47	799,311	838,342
3.5000%, 8/1/47	993,858	991,244
3.5000%, 8/1/47	627,763	626,064
4.0000%, 8/1/47	1,829,589	1,867,575
4.0000%, 8/1/47	571,101	584,173
4.0000%, 8/1/47	333,658	341,295
4.0000%, 8/1/47	150,001	153,123
4.5000%, 8/1/47	1,108,346	1,162,466
4.5000%, 8/1/47	215,744	226,310
3.5000%, 9/1/47	5,086,561	5,063,623
4.0000%, 9/1/47	173,596	177,586
4.5000%, 9/1/47	1,097,852	1,151,624
4.5000%, 9/1/47	731,994	767,848

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2018

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.5000%, 9/1/47	$253,998	$266,439
3.5000%, 10/1/47	4,248,092	4,236,260
4.0000%, 10/1/47	828,057	847,088
4.0000%, 10/1/47	703,970	720,150
4.0000%, 10/1/47	649,557	664,486
4.0000%, 10/1/47	459,225	469,780
4.0000%, 10/1/47	378,836	387,543
4.5000%, 10/1/47	173,067	181,544
4.5000%, 10/1/47	79,923	83,826
4.0000%, 11/1/47	2,021,483	2,064,310
4.0000%, 11/1/47	1,148,784	1,173,406
4.0000%, 11/1/47	943,124	964,799
4.0000%, 11/1/47	370,079	378,585
4.5000%, 11/1/47	857,850	899,868
3.5000%, 12/1/47	2,069,944	2,060,609
3.5000%, 12/1/47	1,731,413	1,729,182
3.5000%, 12/1/47	1,179,770	1,176,649
4.0000%, 12/1/47	2,266,843	2,315,430
3.5000%, 1/1/48	1,734,088	1,730,817
3.5000%, 1/1/48	1,288,846	1,287,953
4.0000%, 1/1/48	6,224,551	6,366,046
4.0000%, 1/1/48	4,408,227	4,511,164
4.0000%, 1/1/48	4,326,784	4,419,511
3.5000%, 3/1/48	759,858	759,331
4.0000%, 3/1/48	1,814,477	1,856,848
4.5000%, 3/1/48	1,467,329	1,543,632
4.5000%, 4/1/48	1,111,743	1,170,757
4.0000%, 5/1/48	4,674,757	4,768,348
4.0000%, 5/1/48	4,471,478	4,560,551
4.5000%, 5/1/48	902,791	954,204
4.5000%, 5/1/48	768,269	807,041
4.0000%, 6/1/48	10,920,410	11,140,098
4.0000%, 6/1/48	1,888,000	1,925,609
4.5000%, 6/1/48	855,484	902,092
3.5000%, 8/1/56	5,801,240	5,760,879
3.0000%, 2/1/57	4,181,987	4,016,282
		208,640,364
Freddie Mac Gold Pool:
6.0000%, 4/1/40	2,015,723	2,266,295
3.5000%, 2/1/43	1,230,067	1,229,955
3.5000%, 2/1/44	1,287,583	1,287,466
4.5000%, 5/1/44	51,705	54,474
3.0000%, 1/1/45	1,184,938	1,152,816
4.0000%, 5/1/46	878,401	898,728
3.5000%, 7/1/46	3,669,846	3,675,208
3.5000%, 7/1/46	1,146,843	1,142,801
3.0000%, 10/1/46	4,360,745	4,227,761
3.0000%, 12/1/46	4,468,683	4,332,331
4.0000%, 8/1/47	2,780,434	2,838,103
3.5000%, 9/1/47	3,395,837	3,387,645
3.5000%, 9/1/47	2,805,932	2,792,712
3.5000%, 9/1/47	1,603,296	1,595,742
3.5000%, 9/1/47	1,046,250	1,041,321
3.5000%, 10/1/47	3,103,187	3,088,286
3.5000%, 11/1/47	1,385,213	1,380,340
3.5000%, 12/1/47	4,768,548	4,760,739
3.5000%, 12/1/47	1,042,681	1,041,378
3.5000%, 2/1/48	1,600,955	1,593,994
3.5000%, 2/1/48	1,572,683	1,567,637

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Freddie Mac Gold Pool – (continued)
3.5000%, 3/1/48	$6,668,460	$6,644,100
3.5000%, 3/1/48	4,308,639	4,287,305
3.5000%, 3/1/48	1,033,882	1,028,753
4.0000%, 3/1/48	1,167,750	1,194,440
4.0000%, 4/1/48	6,316,202	6,440,044
4.0000%, 4/1/48	1,148,521	1,174,061
4.0000%, 5/1/48	4,908,577	5,007,742
4.0000%, 5/1/48	3,071,631	3,131,507
4.0000%, 6/1/48	6,969,164	7,109,961
4.0000%, 6/1/48	1,334,000	1,361,002
		82,734,647
Ginnie Mae I Pool:
4.0000%, 1/15/45	3,990,326	4,118,623
4.5000%, 8/15/46	4,644,546	4,940,918
4.0000%, 7/15/47	2,481,647	2,544,651
4.0000%, 8/15/47	517,902	531,051
4.0000%, 11/15/47	1,050,426	1,080,165
4.0000%, 12/15/47	1,331,278	1,369,025
		14,584,433
Ginnie Mae II Pool:
4.5000%, 10/20/41	1,173,240	1,220,788
4.0000%, 8/20/47	400,001	412,683
4.0000%, 8/20/47	194,530	200,620
4.0000%, 8/20/47	96,663	99,728
3.0000%, 10/20/47	3,385,232	3,313,131
4.5000%, 5/20/48	2,457,495	2,594,198
4.5000%, 5/20/48	587,448	620,126
		8,461,274
Total Mortgage-Backed Securities (cost $318,210,803)		314,420,718
United States Treasury Notes/Bonds – 10.7%
2.2500%, 2/29/20	6,901,000	6,872,426
2.2500%, 3/31/20	34,752,000	34,593,173
2.3750%, 4/30/20	76,180,000	75,978,057
2.5000%, 5/31/20	63,577,000	63,544,715
2.7500%, 5/31/23	9,686,000	9,694,702
2.2500%, 11/15/27	13,825,000	13,136,990
2.7500%, 2/15/28	5,874,000	5,821,455
2.8750%, 5/15/28	33,920,000	33,973,000
2.2500%, 8/15/46	8,075,000	6,947,023
2.7500%, 8/15/47	1,055,000	1,005,671
2.7500%, 11/15/47	46,189,000	44,025,695
3.0000%, 2/15/48	24,648,000	24,705,769
3.1250%, 5/15/48	66,804,000	68,596,748
Total United States Treasury Notes/Bonds (cost $385,742,037)		388,895,424
Common Stocks – 61.7%
Aerospace & Defense – 3.3%
Boeing Co	228,559	76,683,830
General Dynamics Corp	195,153	36,378,471
Northrop Grumman Corp	16,105	4,955,508
		118,017,809
Air Freight & Logistics – 0.5%
United Parcel Service Inc	184,247	19,572,559
Airlines – 0.3%
Delta Air Lines Inc	237,098	11,745,835
Automobiles – 0.9%
General Motors Co	837,254	32,987,808
Banks – 2.6%
Bank of America Corp	866,788	24,434,754

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	JUNE 30, 2018

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Banks – (continued)
US Bancorp	1,399,185	$69,987,234
		94,421,988
Biotechnology – 0.2%
AbbVie Inc	82,597	7,652,612
Capital Markets – 3.6%
Blackstone Group LP	651,457	20,957,372
CME Group Inc	344,240	56,427,821
Goldman Sachs Group Inc	34,821	7,680,468
Morgan Stanley	222,529	10,547,875
TD Ameritrade Holding Corp	664,600	36,400,142
		132,013,678
Chemicals – 1.8%
LyondellBasell Industries NV	594,201	65,272,980
Consumer Finance – 1.6%
American Express Co	203,973	19,989,354
Synchrony Financial	1,088,350	36,329,123
		56,318,477
Electronic Equipment, Instruments & Components – 0.4%
Corning Inc	454,445	12,501,782
Equity Real Estate Investment Trusts (REITs) – 1.0%
Crown Castle International Corp	158,752	17,116,641
MGM Growth Properties LLC	341,085	10,389,449
Outfront Media Inc	475,341	9,245,382
		36,751,472
Food & Staples Retailing – 3.3%
Costco Wholesale Corp	273,368	57,128,445
Kroger Co	779,984	22,190,545
Sysco Corp	568,424	38,817,675
		118,136,665
Food Products – 0.5%
Hershey Co	198,798	18,500,142
Health Care Equipment & Supplies – 2.3%
Abbott Laboratories	577,676	35,232,459
Medtronic PLC	545,842	46,729,534
		81,961,993
Health Care Providers & Services – 0.8%
Aetna Inc	157,673	28,932,995
Hotels, Restaurants & Leisure – 2.5%
Hilton Worldwide Holdings Inc	93,109	7,370,508
McDonald's Corp	312,337	48,940,085
Norwegian Cruise Line Holdings Ltd*	234,555	11,082,724
Six Flags Entertainment Corp	206,372	14,456,359
Starbucks Corp	185,143	9,044,236
		90,893,912
Household Products – 0.3%
Clorox Co	92,385	12,495,071
Industrial Conglomerates – 1.4%
3M Co	88,895	17,487,424
Honeywell International Inc	236,149	34,017,263
		51,504,687
Information Technology Services – 4.2%
Accenture PLC	277,079	45,327,354
Automatic Data Processing Inc	76,150	10,214,761
Mastercard Inc	495,475	97,370,747
		152,912,862
Insurance – 0.5%
Progressive Corp	333,444	19,723,213

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	19

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Internet & Direct Marketing Retail – 0.7%
Booking Holdings Inc*	12,891	$26,131,217
Internet Software & Services – 2.3%
Alphabet Inc*	75,412	84,133,398
Leisure Products – 0.5%
Hasbro Inc	197,564	18,237,133
Machinery – 1.2%
Deere & Co	129,551	18,111,230
Parker-Hannifin Corp	71,584	11,156,366
Stanley Black & Decker Inc	118,458	15,732,407
		45,000,003
Media – 1.5%
Comcast Corp	1,330,037	43,638,514
Madison Square Garden Co*	33,143	10,280,627
		53,919,141
Oil, Gas & Consumable Fuels – 2.2%
Anadarko Petroleum Corp	495,829	36,319,474
Suncor Energy Inc	585,985	23,837,870
Suncor Energy Inc¤	482,283	19,628,863
		79,786,207
Personal Products – 0.7%
Estee Lauder Cos Inc	169,499	24,185,812
Pharmaceuticals – 3.7%
Allergan PLC	246,766	41,140,828
Bristol-Myers Squibb Co	267,201	14,786,903
Eli Lilly & Co	369,282	31,510,833
Merck & Co Inc	762,976	46,312,643
		133,751,207
Real Estate Investment Trusts (REITs) – 0%
Colony America Homes III*,¢,§	639,963	47,357
Real Estate Management & Development – 0.9%
CBRE Group Inc*	669,427	31,958,445
Road & Rail – 1.3%
CSX Corp	756,682	48,261,178
Semiconductor & Semiconductor Equipment – 2.0%
Intel Corp	949,650	47,207,101
Lam Research Corp	156,145	26,989,663
		74,196,764
Software – 6.0%
Activision Blizzard Inc	152,587	11,645,440
Adobe Systems Inc*	274,648	66,961,929
Microsoft Corp	1,284,531	126,667,603
salesforce.com Inc*	98,898	13,489,687
		218,764,659
Specialty Retail – 1.8%
Home Depot Inc	325,016	63,410,622
Technology Hardware, Storage & Peripherals – 1.9%
Apple Inc	364,273	67,430,575
Textiles, Apparel & Luxury Goods – 1.2%
NIKE Inc	530,259	42,251,037
Tobacco – 1.8%
Altria Group Inc	1,178,668	66,936,556
Total Common Stocks (cost $1,580,436,917)		2,240,719,851

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	JUNE 30, 2018

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Shares or Principal Amounts		Value
Investment Companies – 2.4%
Money Markets – 2.4%
Janus Henderson Cash Liquidity Fund LLC, 1.8501%ºº,£ (cost $86,125,288)	86,125,288	$86,125,288
Total Investments (total cost $3,033,143,866) – 101.5%		3,686,008,656
Liabilities, net of Cash, Receivables and Other Assets – (1.5)%		(54,528,325)
Net Assets – 100%		$3,631,480,331

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,535,760,058	95.9%
Cayman Islands	65,039,071	1.8
Canada	58,380,584	1.6
United Kingdom	11,300,828	0.3
Germany	7,095,222	0.2
Israel	4,496,505	0.1
Switzerland	3,353,392	0.1
South Africa	582,996	0.0

Total	$3,686,008,656	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	21

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 6/30/18
Investment Companies - 2.4%
Alternative Funds - N/A
Janus Henderson Diversified Alternatives Fund - Class N Shares	$-	$23,120	$-	$-
Equity Funds - N/A
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	-	(2,092)	-	-
Janus Henderson Asia Equity Fund - Class N Shares	-	13,082	-	-
Janus Henderson Contrarian Fund - Class N Shares	-	4,070	-	-
Janus Henderson Emerging Markets Fund - Class N Shares	-	21,790	-	-
Janus Henderson Enterprise Fund - Class N Shares	-	4,083	-	-
Janus Henderson Forty Fund - Class N Shares	-	11,315	-	-
Janus Henderson Global Real Estate Fund - Class N Shares	-	22,950	-	-
Janus Henderson Global Select Fund - Class N Shares	-	46,390	-	-
Janus Henderson International Managed Volatility Fund - Class N Shares	-	45,704	-	-
Janus Henderson International Value Fund - Class N Shares	-	33,195	-	-
Janus Henderson Large Cap Value Fund - Class N Shares	-	(927)	-	-
Janus Henderson Mid Cap Value Fund - Class N Shares	-	(13,805)	-	-
Janus Henderson Overseas Fund - Class N Shares	-	-	-	-
Janus Henderson Small Cap Value Fund - Class N Shares	-	8,267	-	-
Janus Henderson Triton Fund - Class N Shares	-	51,891	-	-
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	-	53,754	-	-
Janus Henderson VIT Global Research Portfolio - Institutional Shares	-	36,496	-	-
Total Equity Funds	$-	$336,163	$-	$-
Fixed Income Funds - N/A
Janus Henderson Global Bond Fund - Class N Shares	103	21,215	-	-
Janus Henderson Short-Term Bond Fund - Class N Shares	21	(7,566)	-	-
Total Fixed Income Funds	$124	$13,649	$-	$-
Money Markets - 2.4%
Janus Henderson Cash Liquidity Fund LLC,1.8501%ºº	1,065,675	-	-	86,125,288
Total Affiliated Investments - 2.4%	$1,065,799	$372,932	$-	$86,125,288

(1) For securities that were affiliated for a portion of the period ended June 30, 2018, this column reflects amounts for the entire period ended June 30, 2018 and not just the period in which the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

22	JUNE 30, 2018

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2018

	Share Balance at 12/31/17	Purchases	Sales	Share Balance at 6/30/18
Investment Companies - 2.4%
Alternative Funds - N/A
Janus Henderson Diversified Alternatives Fund - Class N Shares	-	89,835	(89,835)	-
Equity Funds - N/A
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	-	41,832	(41,832)	-
Janus Henderson Asia Equity Fund - Class N Shares	-	7,551	(7,551)	-
Janus Henderson Contrarian Fund - Class N Shares	-	8,892	(8,892)	-
Janus Henderson Emerging Markets Fund - Class N Shares	-	24,660	(24,660)	-
Janus Henderson Enterprise Fund - Class N Shares	-	1,975	(1,975)	-
Janus Henderson Forty Fund - Class N Shares	-	3,294	(3,294)	-
Janus Henderson Global Real Estate Fund - Class N Shares	-	20,406	(20,406)	-
Janus Henderson Global Select Fund - Class N Shares	-	17,719	(17,719)	-
Janus Henderson International Managed Volatility Fund - Class N Shares	-	38,859	(38,859)	-
Janus Henderson International Value Fund - Class N Shares	-	33,315	(33,315)	-
Janus Henderson Large Cap Value Fund - Class N Shares	-	25,173	(25,173)	-
Janus Henderson Mid Cap Value Fund - Class N Shares	-	8,229	(8,229)	-
Janus Henderson Overseas Fund - Class N Shares	-	20,521	(20,521)	-
Janus Henderson Small Cap Value Fund - Class N Shares	-	9,868	(9,868)	-
Janus Henderson Triton Fund - Class N Shares	-	7,282	(7,282)	-
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	-	26,798	(26,798)	-
Janus Henderson VIT Global Research Portfolio - Institutional Shares	-	5,584	(5,584)	-
Fixed Income Funds - N/A
Janus Henderson Global Bond Fund - Class N Shares	-	221,693	(221,693)	-
Janus Henderson Short-Term Bond Fund - Class N Shares	-	123,531	(123,531)	-
Money Markets - 2.4%
Janus Henderson Cash Liquidity Fund LLC,1.8501%ºº	99,929,079	771,952,210	(785,756,001)	86,125,288

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	23

Janus Henderson VIT Balanced Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

Balanced Index	Balanced Index is an internally-calculated, hypothetical combination of total returns from the S&P 500® Index (55%) and the Bloomberg Barclays U.S. Aggregate Bond Index (45%).
Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2018 is $230,448,257, which represents 6.3% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2018. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

¤	Issued by the same entity and traded on separate exchanges.

ºº	Rate shown is the 7-day yield as of June 30, 2018.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

¢	Security is valued using significant unobservable inputs.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

24	JUNE 30, 2018

Janus Henderson VIT Balanced Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

§				Schedule of Restricted and Illiquid Securities (as of June 30, 2018)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony America Homes III	1/30/13	$50,678	$47,357	0.0%
loanDepot Station Place Agency Securitization Trust 2017-1, ICE LIBOR USD 1 Month + 0.8000%, 2.8911%, 11/25/50	11/29/17	3,920,517	3,907,502	0.1
loanDepot Station Place Agency Securitization Trust 2017-1, ICE LIBOR USD 1 Month + 1.0000%, 3.0911%, 11/25/50	11/29/17	772,000	770,081	0.0
Moffett Towers Phase II, ICE LIBOR USD 1 Month + 2.8000%, 4.8740%, 6/15/21	6/25/18	3,765,699	3,765,622	0.1
Station Place Securitization Trust 2017-3, ICE LIBOR USD 1 Month + 1.0000%, 2.9613%, 7/24/18	8/11/17	3,142,000	3,142,088	0.1
Total		$11,650,894	$11,632,650	0.3%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2018. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$183,912,775	$-
Bank Loans and Mezzanine Loans	-	65,552,510	-
Corporate Bonds	-	406,382,090	-
Mortgage-Backed Securities	-	314,420,718	-
United States Treasury Notes/Bonds	-	388,895,424	-
Common Stocks
Oil, Gas & Consumable Fuels	60,157,344	19,628,863	-
Real Estate Investment Trusts (REITs)	-	-	47,357
All Other	2,160,886,287	-	-
Investment Companies	-	86,125,288	-
Total Assets	$2,221,043,631	$1,464,917,668	$47,357

Janus Aspen Series	25

Janus Henderson VIT Balanced Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2018

Assets:
Unaffiliated investments, at value(1)	$3,599,883,368
Affiliated investments, at value(2)	86,125,288
Cash	323,330
Non-interested Trustees' deferred compensation	75,904
Receivables:
Investments sold	41,138,965
Interest	7,825,967
Portfolio shares sold	6,281,655
Dividends	1,858,429
Dividends from affiliates	159,318
Other assets	23,904
Total Assets	3,743,696,128
Liabilities:
Payables:	—
Investments purchased	108,914,834
Advisory fees	1,698,039
12b-1 Distribution and shareholder servicing fees	679,217
Portfolio shares repurchased	516,221
Transfer agent fees and expenses	162,963
Non-interested Trustees' deferred compensation fees	75,904
Non-affiliated portfolio administration fees payable	55,342
Non-interested Trustees' fees and expenses	29,366
Professional fees	14,201
Affiliated portfolio administration fees payable	7,718
Custodian fees	1,928
Accrued expenses and other payables	60,064
Total Liabilities	112,215,797
Net Assets	$3,631,480,331
Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,926,206,707
Undistributed net investment income/(loss)	3,859,204
Undistributed net realized gain/(loss) from investments and foreign currency transactions	48,545,512
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	652,868,908
Total Net Assets	$3,631,480,331
Net Assets - Institutional Shares	$431,160,853
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,387,908
Net Asset Value Per Share	$34.80
Net Assets - Service Shares	$3,200,319,478
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	87,194,352
Net Asset Value Per Share	$36.70

(1) Includes cost of $2,947,018,578. (2) Includes cost of $86,125,288.

See Notes to Financial Statements.

26	JUNE 30, 2018

Janus Henderson VIT Balanced Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2018

Investment Income:
Dividends	$19,745,791
Interest	19,644,609
Dividends from affiliates	1,065,799
Other income	43,616
Foreign tax withheld	(88,446)
Total Investment Income	40,411,369
Expenses:
Advisory fees	9,437,868
12b-1 Distribution and shareholder servicing fees:
Service Shares	3,758,482
Transfer agent administrative fees and expenses:
Institutional Shares	106,292
Service Shares	751,696
Other transfer agent fees and expenses:
Institutional Shares	7,328
Service Shares	27,244
Affiliated portfolio administration fees	78,466
Shareholder reports expense	61,606
Non-interested Trustees’ fees and expenses	57,160
Non-affiliated portfolio administration fees	53,498
Professional fees	38,410
Custodian fees	18,698
Registration fees	5,100
Other expenses	99,157
Total Expenses	14,501,005
Net Investment Income/(Loss)	25,910,364
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	57,390,486
Investments in affiliates	372,932
Total Net Realized Gain/(Loss) on Investments	57,763,418
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	17,477,555
Total Change in Unrealized Net Appreciation/Depreciation	17,477,555
Net Increase/(Decrease) in Net Assets Resulting from Operations	$101,151,337

See Notes to Financial Statements.

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Janus Henderson VIT Balanced Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2018 (unaudited)	Year ended December 31, 2017

Operations:
Net investment income/(loss)	$25,910,364	$50,744,654
Net realized gain/(loss) on investments	57,763,418	91,650,385
Change in unrealized net appreciation/depreciation	17,477,555	347,796,218
Net Increase/(Decrease) in Net Assets Resulting from Operations	101,151,337	490,191,257
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Institutional Shares	(6,377,353)	(6,674,911)
Service Shares	(38,082,204)	(36,152,398)
Total Dividends from Net Investment Income	(44,459,557)	(42,827,309)
Distributions from Net Realized Gain from Investment Transactions
Institutional Shares	(11,662,205)	(844,615)
Service Shares	(79,797,657)	(4,921,407)
Total Distributions from Net Realized Gain from Investment Transactions	(91,459,862)	(5,766,022)
Net Decrease from Dividends and Distributions to Shareholders	(135,919,419)	(48,593,331)
Capital Share Transactions: (Note 5)
Institutional Shares	6,563,076	(37,543,596)
Service Shares	342,669,799	281,250,189
Net Increase/(Decrease) from Capital Share Transactions	349,232,875	243,706,593
Net Increase/(Decrease) in Net Assets	314,464,793	685,304,519
Net Assets:
Beginning of period	3,317,015,538	2,631,711,019
End of period	$3,631,480,331	$3,317,015,538

Undistributed Net Investment Income/(Loss)	$3,859,204	$22,408,397

See Notes to Financial Statements.

28	JUNE 30, 2018

Janus Henderson VIT Balanced Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2018 (unaudited) and each year ended December 31	2018	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$35.27	$30.32	$30.08		$31.43	$30.26	$27.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.30(1)	0.64(1)	0.58(1)		0.63(1)	0.62(1)	0.56
Net realized and unrealized gain/(loss)	0.76	4.92	0.77		(0.41)	1.92	4.67
Total from Investment Operations	1.06	5.56	1.35		0.22	2.54	5.23
Less Dividends and Distributions:
Dividends (from net investment income)	(0.54)	(0.54)	(0.67)		(0.50)	(0.55)	(0.45)
Distributions (from capital gains)	(0.99)	(0.07)	(0.44)		(1.07)	(0.82)	(1.69)
Total Dividends and Distributions	(1.53)	(0.61)	(1.11)		(1.57)	(1.37)	(2.14)
Net Asset Value, End of Period	$34.80	$35.27	$30.32		$30.08	$31.43	$30.26
Total Return*	3.13%	18.43%	4.60%		0.62%	8.54%	20.11%
Net Assets, End of Period (in thousands)	$431,161	$429,403	$403,833		$444,472	$475,807	$475,100
Average Net Assets for the Period (in thousands)	$428,690	$417,575	$413,338		$467,346	$472,445	$455,356
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.63%	0.63%	0.62%		0.58%	0.58%	0.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.63%	0.63%	0.62%		0.58%	0.58%	0.58%
Ratio of Net Investment Income/(Loss)	1.72%	1.94%	1.94%		2.03%	2.01%	1.87%
Portfolio Turnover Rate	50%	67%(2)	80%		73%	87%	76%
				1

Service Shares
For a share outstanding during the period ended June 30, 2018 (unaudited) and each year ended December 31	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$37.09	$31.89	$31.61	$32.97	$31.72	$28.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.27(1)	0.58(1)	0.53(1)	0.58(1)	0.57(1)	0.58
Net realized and unrealized gain/(loss)	0.80	5.17	0.80	(0.42)	2.00	4.82
Total from Investment Operations	1.07	5.75	1.33	0.16	2.57	5.40
Less Dividends and Distributions:
Dividends (from net investment income)	(0.47)	(0.48)	(0.61)	(0.45)	(0.50)	(0.41)
Distributions (from capital gains)	(0.99)	(0.07)	(0.44)	(1.07)	(0.82)	(1.69)
Total Dividends and Distributions	(1.46)	(0.55)	(1.05)	(1.52)	(1.32)	(2.10)
Net Asset Value, End of Period	$36.70	$37.09	$31.89	$31.61	$32.97	$31.72
Total Return*	2.98%	18.13%	4.32%	0.41%	8.24%	19.80%
Net Assets, End of Period (in thousands)	$3,200,319	$2,887,613	$2,227,878	$1,831,930	$1,228,244	$863,259
Average Net Assets for the Period (in thousands)	$3,030,064	$2,523,514	$1,938,234	$1,645,283	$1,013,680	$596,154
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.88%	0.88%	0.87%	0.84%	0.84%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.88%	0.88%	0.87%	0.84%	0.84%	0.84%
Ratio of Net Investment Income/(Loss)	1.48%	1.69%	1.71%	1.79%	1.77%	1.62%
Portfolio Turnover Rate	50%	67%(2)	80%	73%	87%	76%

* Total return not annualized for periods of less than one full year and does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Aspen Series	29

Janus Henderson VIT Balanced Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Balanced Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

30	JUNE 30, 2018

Janus Henderson VIT Balanced Portfolio

Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2018 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

The Portfolio did not hold a significant amount of Level 3 securities as of June 30, 2018.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Janus Aspen Series	31

Janus Henderson VIT Balanced Portfolio

Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and

32	JUNE 30, 2018

Janus Henderson VIT Balanced Portfolio

Notes to Financial Statements (unaudited)

Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Portfolio’s total assets. Below are descriptions of the types of loans held by the Portfolio as of June 30, 2018.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. While the Portfolio generally expects to invest in fully funded term loans, certain of the loans in which the Portfolio may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.

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Notes to Financial Statements (unaudited)

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be

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affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Portfolio may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Portfolio will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Portfolio may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Portfolio could suffer a loss.

When-Issued and Delayed Delivery Securities

The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Portfolio may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an

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Notes to Financial Statements (unaudited)

annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital provides oversight and coordination of the Portfolio’s service providers, recordkeeping, and other administrative services, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated Portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $20,480 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2018. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Portfolio, including services related to Portfolio accounting, calculation of the Portfolio’s daily NAV, and Portfolio audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Portfolio. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Portfolio’s assets, along with a flat fee, and is reimbursed by the Portfolio for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as “Non-affiliated portfolio administration fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $260,650 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated

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Notes to Financial Statements (unaudited)

unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended June 30, 2018, the Portfolio engaged in cross trades amounting to $25,493,231 in purchases and $24,290,485 in sales, resulting in a net realized loss of $214,432. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,045,836,730	$685,756,496	$(45,584,570)	$ 640,171,926

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Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended June 30, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	448,360	$ 15,744,301	525,764	$ 17,251,280
Shares from the Acquisition (See Note 9)	2,240	76,489	-	-
Reinvested dividends and distributions	530,188	18,039,558	225,051	7,519,526
Shares repurchased	(768,325)	(27,297,272)	(1,895,270)	(62,314,402)
Net Increase/(Decrease)	212,463	$ 6,563,076	(1,144,455)	$ (37,543,596)
Service Shares:
Shares sold	8,312,491	$309,861,525	12,641,440	$439,491,829
Shares from the Acquisition (See Note 9)	228,198	8,210,624	-	-
Reinvested dividends and distributions	3,289,250	117,879,861	1,167,543	41,073,805
Shares repurchased	(2,497,183)	(93,282,211)	(5,816,644)	(199,315,445)
Net Increase/(Decrease)	9,332,756	$342,669,799	7,992,339	$281,250,189

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,880,434,206	$1,628,108,452	$ 935,734,665	$ 802,075,422

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2018 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

9. Fund Acquisition

Shareholders of the Janus Henderson Global Allocation Portfolio – Moderate (the “Target Portfolio”) approved an Agreement and Plan of Reorganization (the “Merger”) that provided for the merger of the Target Portfolio with and into the Portfolio, effective at the close of business on April 27, 2018. The Merger resulted in shareholders of the Target Portfolio receiving shares of the Portfolio which investment strategy is focused on a dynamic approach to asset allocation that leverages Janus Capital’s bottom-up, fundamental equity and fixed-income research, combined with a greater asset size that should create greater opportunity to benefit from long-term economies of scale and lower total expenses. The Merger was tax-free for federal income purposes. The table below reflects merger activity.

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Notes to Financial Statements (unaudited)

Target Portfolio’s Shares Outstanding Prior to Merger	Target Portfolio’s Net Assets Prior to Merger	Portfolio’s Shares Issued in Merger	Portfolio’s Net Assets Prior to Merger	Combined Net Assets after Merger	Target Portfolio’s Unrealized Appreciation/(Depreciation) Prior to Merger
644,959	$8,287,113	230,438	$3,432,633,526	$3,440,920,639	$522,786

Assuming the Merger had been completed on 1/1/2018, the pro forma results of operations for the period ended 6/30/2018, are as follows:

Net investment income $6,402,168

Net gain/(loss) on investments $58,297,962

Change in unrealized net appreciation/depreciation $ 17,543,651

Net increase/(decrease) in net assets resulting from operations $82,243,781

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Portfolio that have been included in the Portfolio’s accompanying Statement of Operations since the close of business on April 27, 2018.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

December 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge

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Additional Information (unaudited)

quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that

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Additional Information (unaudited)

the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of

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Additional Information (unaudited)

that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

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Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

January 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the

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investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided

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its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the

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bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, Intech Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, Intech Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, Intech International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, Intech U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

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• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen Intech U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

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Additional Information (unaudited)

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share

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classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, Intech Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, Intech Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, Intech International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, Intech U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s

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expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to

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limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen Intech U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the

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Additional Information (unaudited)

Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a

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subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

68	JUNE 30, 2018

Janus Henderson VIT Balanced Portfolio

Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Perkins and Intech are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Portfolios distributed by Janus Henderson Distributors

109-24-81113 08-18

SEMIANNUAL REPORT June 30, 2018

Janus Henderson VIT Enterprise Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Enterprise Portfolio

Janus Henderson VIT Enterprise Portfolio (unaudited)

PORTFOLIO SNAPSHOT

We believe that investing in companies with sustainable growth and high return on invested capital, can drive consistent returns and allow us to outperform our benchmark and peers over time, with moderate risk. We seek to identify mid-cap companies with high-quality management teams that wisely allocate capital to fund and drive growth over time.

Philip Cody Wheaton co-portfolio manager	Brian Demain co-portfolio manager

PERFORMANCE OVERVIEW

During the six months ended June 30, 2018, Janus Henderson VIT Enterprise Portfolio’s Institutional Shares and Service Shares returned 7.44% and 7.31%, respectively. Meanwhile, the Portfolio’s benchmark, the Russell Midcap® Growth Index, returned 5.40%.

INVESTMENT ENVIRONMENT

Volatility returned to the U.S. equities market. Weighing on investor confidence were concerns that the Federal Reserve (Fed) may increase interest rates at a faster pace than had previously been projected. Global trade tensions were also a source of volatility. Despite these worries, U.S. stocks delivered gains during the period as a result of solid corporate earnings and increased merger-and-acquisition activity. In the second quarter, the mid-cap market was led by a narrow subset of consumer Internet, medical technology and Software-as-a-Service (SaaS) companies. Many of these stocks trade at high valuations or are yet to produce earnings.

PERFORMANCE DISCUSSION

Our Portfolio tends to emphasize “durable growth” companies that we believe have more predictable business models, recurring revenue streams, strong free-cash-flow growth and strong competitive positioning that should allow them to take market share and experience sustainable long-term growth across a variety of economic environments. We believe a collection of these higher-quality growth companies can help the Portfolio outperform when markets are down and drive relative outperformance over full market cycles. This period, we were pleased to see many of the companies in our portfolio continue to put up impressive results, validating the durability of their business models and collectively driving our relative outperformance.

WEX Inc. was our largest contributor. The company provides fuel payment cards for trucking fleets and also provides several other unique payment services. WEX won a large contract during the first quarter, which helped lift the stock. Rising oil prices, which ultimately boost revenues for the company, were also beneficial for the stock. We continue to like the company, and believe it has earned its leading market share position through differentiated back-end reporting, bill pay consolidation features and complex analytics.

Boston Scientific was another meaningful contributor. The medtech company reported strong earnings growth during the second quarter, which helped drive the stock. We remain encouraged by initiatives Boston Scientific’s management team is undertaking to boost its product pipeline, expand operating margins and grow revenue. We also believe new product launches from the medical device company, especially in the cardiovascular field, offer promising growth potential.

Atlassian was another top contributor. The Australian software company reported solid revenue growth. In addition, one of Atlassian’s competitors was acquired during the period for a high multiple, which in some ways validated the value of Atlassian’s business. We continue to see upside potential for the stock. Atlassian’s software tools allow business teams to collaborate with each other. We like the recurring revenue streams its subscription-based services provide, its potential long-term pricing power due to low-cost offerings and that many of Atlassian’s services have gained traction virally, allowing the company to grow without a large sales force.

While generally pleased with the Portfolio’s performance this period, we still held stocks that detracted from our results. Flex was our largest detractor. Flex provides supply chain solutions to businesses around the world. It is working on a solution to near-source manufacturing for Nike, and delays on the project caused Flex to miss earnings estimates, and ultimately led the stock down. We continue to like the stock and believe it provides great value to its customers. Further, we like that Flex is

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Janus Henderson VIT Enterprise Portfolio (unaudited)

diversifying its business by expanding to serve industrial, medical and consumer discretionary end markets.

Celgene was another detractor. Shares of the biotechnology company fell when the FDA issued a Refusal to File letter for Celgene’s multiple sclerosis (MS) drug, Ozanimod. Although the news was an unwelcome setback, phase 3 data for the drug were promising, and the company reports that another pivotal trial will not be needed. Rather, the FDA may simply require additional preclinical pharmacology data. As a result, Celgene maintained its 2020 guidance and is committed to share repurchases, which should help support the stock. We still think Ozanimod will get FDA approval and that the delay should only moderately impact the drug’s sales potential. Meanwhile, Celgene has a promising pipeline and could launch up to five new medicines in the next two years, including new treatments for MS, myeloma, lymphoma, beta thalassemia and myeloproliferative disorders. We also believe the stock is attractively valued, trading at a large discount to the market.

Sealed Air Corp. also detracted. The packaging materials manufacturer has delivered strong revenue growth, but has done so at a lower-margin than we had hoped. We view this as a minor setback, however, and believe that the company is bringing innovative packaging solutions to the food packaging industry it serves.

DERIVATIVES

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

OUTLOOK

As momentum drives a narrow set of highly valued midcap stocks forward, we’re sticking to a core tenet of our investment philosophy: valuation matters.

We believe indiscriminate buying of SaaS, consumer Internet and a few medtech companies has pushed many stocks in those industries to untenable valuations. The Russell Midcap Growth leaders in the second quarter speak to the potential froth: Of the 15 top performing stocks in the benchmark, only two traded at a price-earnings ratio of less than 35, and many of these companies are not yet profitable.

We understand the excitement tied to the industries in which these highly valued companies operate. There’s a lot of innovation in the medtech field, SaaS is redefining the delivery model for business and consumer applications, and consumer Internet companies are upending how we consume content and access information. However, we think there has been a halo effect pushing up nearly every stock within these industries.

We own stocks tied to these themes, and some of them were top performers for the Portfolio during the second quarter. But we’ve taken a selective approach in these areas, mindful of the fact that as the valuations get higher, so too does the range of outcomes and downside risk for the stocks. Against this momentum-driven backdrop, we are closely analyzing the competitive advantage of these companies relative to their valuation. We’re assessing the strength of the management team, the size and duration of a company’s growth potential and the size of their addressable market.

This detailed analysis has caused us to avoid many of the highly valued stocks in the index and reduce select positions in the face of unbridled sentiment. That hurt performance during the second quarter of this period and could hurt again in the short term if momentum continues to drive these stocks higher. However, we’ve seen euphoria in these market segments before and believe it imprudent to ignore the associated risks. In those cases, we stuck to our knitting and remained valuation conscious. As our five- and 10-year track record indicates, that discipline was rewarded in the long term. We believe our discipline will be rewarded again.

Thank you for your investment in Janus Henderson VIT Enterprise Portfolio.

2	JUNE 30, 2018

Janus Henderson VIT Enterprise Portfolio (unaudited)

Portfolio At A Glance

June 30, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	WEX Inc	0.59%	Flex Ltd	-0.31%
	CoStar Group Inc	0.53%	Celgene Corp	-0.22%
	Constellation Software Inc/Canada	0.53%	ACADIA Pharmaceuticals Inc	-0.22%
	Boston Scientific Corp	0.52%	Sealed Air Corp	-0.22%
	Atlassian Corp. Plc	0.51%	Puma Biotechnology Inc	-0.19%

	5 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell Midcap Growth Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	1.17%	20.58%	17.22%
	Information Technology	0.56%	34.42%	29.20%
	Materials	0.53%	1.40%	5.86%
	Financials	0.36%	9.08%	7.36%
	Consumer Discretionary	0.32%	9.11%	17.20%

	5 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell Midcap Growth Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	-0.26%	17.08%	13.48%
	Real Estate	-0.18%	3.53%	3.04%
	Energy	-0.15%	0.36%	2.39%
	Cash and Equivalents	-0.12%	4.46%	0.00%
	Utilities	0.00%	0.00%	0.05%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

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Janus Henderson VIT Enterprise Portfolio (unaudited)

Portfolio At A Glance

June 30, 2018

5 Largest Equity Holdings - (% of Net Assets)
TD Ameritrade Holding Corp
Capital Markets	2.4%
Constellation Software Inc/Canada
Software	2.3%
Sensata Technologies Holding PLC
Electrical Equipment	2.2%
Microchip Technology Inc
Semiconductor & Semiconductor Equipment	2.2%
WEX Inc
Information Technology Services	2.1%
11.2%

Asset Allocation - (% of Net Assets)
Common Stocks	95.2%
Investment Companies	4.9%
Preferred Stocks	0.1%
Other	(0.2)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2018	As of December 31, 2017

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Janus Henderson VIT Enterprise Portfolio (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2018						per the April 30, 2018 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Institutional Shares(1)	7.44%	19.74%	16.19%	11.59%	11.16%	0.73%
Service Shares(1)	7.31%	19.45%	15.90%	11.31%	10.87%	0.98%
Russell Midcap Growth Index	5.40%	18.52%	13.37%	10.45%	9.87%
Morningstar Quartile - Institutional Shares	-	2nd	1st	1st	1st
Morningstar Ranking - based on total returns for Mid-Cap Growth Funds	-	213/624	16/569	46/507	20/142

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

These returns do not reflect the fees, charges, or expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included such fees, charges, or expenses.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

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Janus Henderson VIT Enterprise Portfolio (unaudited)

Performance

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

(1) Closed to certain new investors.

6	JUNE 30, 2018

Janus Henderson VIT Enterprise Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Net Annualized Expense Ratio (1/1/18 - 6/30/18)
Institutional Shares	$1,000.00	$1,074.40	$3.70	$1,000.00	$1,021.22	$3.61	0.72%
Service Shares	$1,000.00	$1,073.10	$4.99	$1,000.00	$1,019.98	$4.86	0.97%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Janus Henderson VIT Enterprise Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Shares		Value
Common Stocks – 95.2%
Aerospace & Defense – 3.1%
Harris Corp	62,566	$9,043,290
HEICO Corp	201,420	12,276,549
Teledyne Technologies Inc*	88,061	17,529,423
		38,849,262
Airlines – 1.0%
Ryanair Holdings PLC (ADR)*	109,586	12,518,009
Auto Components – 0.5%
Visteon Corp*	45,684	5,904,200
Banks – 0.6%
SVB Financial Group*	26,896	7,766,489
Biotechnology – 2.2%
ACADIA Pharmaceuticals Inc*	169,965	2,595,366
Alkermes PLC*	98,759	4,064,920
Celgene Corp*	101,694	8,076,537
Neurocrine Biosciences Inc*	128,843	12,657,536
		27,394,359
Building Products – 0.9%
AO Smith Corp	187,700	11,102,455
Capital Markets – 4.8%
LPL Financial Holdings Inc	319,066	20,911,586
MSCI Inc	52,672	8,713,529
TD Ameritrade Holding Corp	540,679	29,612,989
		59,238,104
Commercial Services & Supplies – 3.5%
Cimpress NV*	145,113	21,035,580
Edenred	321,747	10,153,262
Ritchie Bros Auctioneers Inc	377,759	12,889,137
		44,077,979
Consumer Finance – 0.6%
Synchrony Financial	213,790	7,136,310
Containers & Packaging – 1.3%
Sealed Air Corp	385,812	16,377,719
Diversified Consumer Services – 1.7%
ServiceMaster Global Holdings Inc*	363,409	21,611,933
Electrical Equipment – 2.7%
AMETEK Inc	88,897	6,414,808
Sensata Technologies Holding PLC*	581,594	27,672,243
		34,087,051
Electronic Equipment, Instruments & Components – 6.1%
Belden Inc	126,193	7,712,916
Dolby Laboratories Inc	157,507	9,716,607
Flex Ltd*	1,055,014	14,886,248
National Instruments Corp	424,583	17,823,994
TE Connectivity Ltd	281,671	25,367,290
		75,507,055
Equity Real Estate Investment Trusts (REITs) – 3.5%
Crown Castle International Corp	207,128	22,332,541
Lamar Advertising Co	314,915	21,511,844
		43,844,385
Health Care Equipment & Supplies – 8.9%
Boston Scientific Corp*	767,941	25,111,671
Cooper Cos Inc	93,802	22,085,681
DexCom Inc*	76,364	7,253,053
ICU Medical Inc*	36,953	10,851,248
STERIS PLC	188,883	19,834,604
Teleflex Inc	41,526	11,137,688
Varian Medical Systems Inc*	125,912	14,318,713
		110,592,658

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2018

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Shares		Value
Common Stocks – (continued)
Health Care Providers & Services – 0.6%
Henry Schein Inc*	100,631	$7,309,836
Health Care Technology – 1.6%
athenahealth Inc*	124,917	19,879,291
Hotels, Restaurants & Leisure – 2.3%
Dunkin' Brands Group Inc	245,287	16,941,973
Norwegian Cruise Line Holdings Ltd*	248,128	11,724,048
		28,666,021
Industrial Conglomerates – 1.1%
Carlisle Cos Inc	123,208	13,344,658
Information Technology Services – 9.2%
Amdocs Ltd	284,522	18,832,511
Broadridge Financial Solutions Inc	92,431	10,638,808
Euronet Worldwide Inc*	45,657	3,824,687
Fidelity National Information Services Inc	149,756	15,878,629
Gartner Inc*	92,940	12,351,726
Global Payments Inc	165,657	18,469,099
Jack Henry & Associates Inc	62,610	8,161,840
WEX Inc*	138,445	26,371,004
		114,528,304
Insurance – 3.5%
Aon PLC	145,017	19,891,982
Intact Financial Corp	175,172	12,426,618
WR Berkley Corp	156,561	11,336,582
		43,655,182
Internet & Direct Marketing Retail – 0.5%
Wayfair Inc*	54,177	6,434,061
Life Sciences Tools & Services – 4.2%
IQVIA Holdings Inc*	151,914	15,164,055
PerkinElmer Inc	286,676	20,993,283
Waters Corp*	83,766	16,216,260
		52,373,598
Machinery – 2.6%
Middleby Corp*	79,613	8,313,189
Rexnord Corp*	561,124	16,306,263
Wabtec Corp/DE#	73,583	7,253,812
		31,873,264
Media – 0.8%
Omnicom Group Inc	131,359	10,018,751
Oil, Gas & Consumable Fuels – 0.3%
World Fuel Services Corp	178,144	3,635,919
Professional Services – 4.6%
CoStar Group Inc*	53,172	21,940,362
IHS Markit Ltd*	184,414	9,513,918
Verisk Analytics Inc*	234,959	25,290,987
		56,745,267
Road & Rail – 0.9%
Old Dominion Freight Line Inc	71,430	10,640,213
Semiconductor & Semiconductor Equipment – 7.8%
KLA-Tencor Corp	152,971	15,684,117
Lam Research Corp	88,863	15,359,970
Microchip Technology Inc	296,293	26,947,848
ON Semiconductor Corp*	980,693	21,805,709
Xilinx Inc	271,663	17,728,727
		97,526,371
Software – 9.7%
Atlassian Corp PLC*	349,128	21,827,483
Constellation Software Inc/Canada	36,314	28,165,796
Intuit Inc	41,602	8,499,497
Nice Ltd (ADR)*	246,748	25,605,040

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT Enterprise Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Shares		Value
Common Stocks – (continued)
Software – (continued)
SS&C Technologies Holdings Inc	477,363	$24,775,140
Ultimate Software Group Inc*	47,946	12,336,985
		121,209,941
Specialty Retail – 1.1%
Tractor Supply Co	82,500	6,310,425
Williams-Sonoma Inc	111,577	6,848,596
		13,159,021
Textiles, Apparel & Luxury Goods – 2.3%
Carter's Inc	76,170	8,256,066
Gildan Activewear Inc	503,751	14,185,628
Lululemon Athletica Inc*	50,934	6,359,110
		28,800,804
Trading Companies & Distributors – 0.7%
Ferguson PLC	102,952	8,352,378
Total Common Stocks (cost $677,948,785)		1,184,160,848
Preferred Stocks – 0.1%
Electronic Equipment, Instruments & Components – 0.1%
Belden Inc, 6.7500%, 7/15/19 (cost $1,200,000)	12,000	1,004,152
Investment Companies – 4.9%
Investments Purchased with Cash Collateral from Securities Lending – 0.1%
Janus Henderson Cash Collateral Fund LLC, 1.8237%ºº,£	731,825	731,825
Money Markets – 4.8%
Janus Henderson Cash Liquidity Fund LLC, 1.8501%ºº,£	59,710,161	59,710,161
Total Investment Companies (cost $60,441,986)		60,441,986
Total Investments (total cost $739,590,771) – 100.2%		1,245,606,986
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(2,267,354)
Net Assets – 100%		$1,243,339,632

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,099,483,635	88.3%
Canada	67,667,179	5.4
Israel	25,605,040	2.1
Australia	21,827,483	1.7
Ireland	12,518,009	1.0
France	10,153,262	0.8
United Kingdom	8,352,378	0.7

Total	$1,245,606,986	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2018

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/18
Investment Companies - 4.9%
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Janus Henderson Cash Collateral Fund LLC,1.8237%ºº	$28,883∆	$-	$-	$731,825
Money Markets - 4.8%
Janus Henderson Cash Liquidity Fund LLC,1.8501%ºº	$421,659	$-	$-	$59,710,161
Total Affiliated Investments - 4.9%	$450,542	$-	$-	$60,441,986

	Share Balance at 12/31/17	Purchases	Sales	Share Balance at 6/30/18
Investment Companies - 4.9%
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Janus Henderson Cash Collateral Fund LLC,1.8237%ºº	6,842,000	79,138,341	(85,248,516)	731,825
Money Markets - 4.8%
Janus Henderson Cash Liquidity Fund LLC,1.8501%ºº	61,393,542	77,890,619	(79,574,000)	59,710,161

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America:
Euro	7/12/18	(415,000)	$485,517	$558
Barclays Capital, Inc.:
Canadian Dollar	7/19/18	(4,043,000)	3,110,574	33,910
Euro	7/19/18	(3,648,000)	4,311,389	45,960

				79,870
Citibank NA:
Canadian Dollar	7/19/18	(3,351,000)	2,583,615	33,553
Euro	7/19/18	(3,843,000)	4,541,388	47,956

				81,509
Credit Suisse International:
Canadian Dollar	7/26/18	(3,761,000)	2,897,533	35,015
HSBC Securities (USA), Inc.:
Canadian Dollar	7/12/18	(4,428,000)	3,422,606	53,494
Euro	7/12/18	(2,161,000)	2,529,617	4,327

				57,821
JPMorgan Chase & Co.:
Euro	7/19/18	(8,242,000)	9,747,752	110,783
Total				$365,556

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2018

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments (unaudited)

June 30, 2018

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2018.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2018

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$365,556

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2018.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended June 30, 2018

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$783,669

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$850,615

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Portfolio’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended June 30, 2018

Market Value
Forward foreign currency exchange contracts, sold	$38,576,519

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Enterprise Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

Russell Midcap® Growth Index	Russell Midcap® Growth Index reflects the performance of U.S. mid-cap equities with higher price-to-book ratios and higher forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2018.

#	Loaned security; a portion of the security is on loan at June 30, 2018.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Commercial Services & Supplies	$33,924,717	$10,153,262	$-
Insurance	31,228,564	12,426,618	-
Software	93,044,145	28,165,796	-
Trading Companies & Distributors	-	8,352,378	-
All Other	966,865,368	-	-
Preferred Stocks	-	1,004,152	-
Investment Companies	-	60,441,986	-
Total Investments in Securities	$1,125,062,794	$120,544,192	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	365,556	-
Total Assets	$1,125,062,794	$120,909,748	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

14	JUNE 30, 2018

Janus Henderson VIT Enterprise Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2018

Assets:
Unaffiliated investments, at value(1)(2)	$1,185,165,000
Affiliated investments, at value(3)	60,441,986
Forward foreign currency exchange contracts	365,556
Cash denominated in foreign currency(4)	510,664
Closed foreign currency contracts	11,166
Non-interested Trustees' deferred compensation	26,067
Receivables:
Portfolio shares sold	517,786
Dividends	269,111
Dividends from affiliates	83,124
Other assets	2,032
Total Assets	1,247,392,492
Liabilities:
Due to custodian	1,622
Collateral for securities loaned (Note 3)	731,825
Payables:	—
Portfolio shares repurchased	2,326,137
Advisory fees	689,973
12b-1 Distribution and shareholder servicing fees	132,114
Transfer agent fees and expenses	57,667
Non-interested Trustees' deferred compensation fees	26,067
Non-affiliated portfolio administration fees payable	20,124
Professional fees	12,827
Non-interested Trustees' fees and expenses	10,359
Affiliated portfolio administration fees payable	2,695
Custodian fees	1,176
Accrued expenses and other payables	40,274
Total Liabilities	4,052,860
Net Assets	$1,243,339,632
Net Assets Consist of:
Capital (par value and paid-in surplus)	$697,448,799
Undistributed net investment income/(loss)	362,761
Undistributed net realized gain/(loss) from investments and foreign currency transactions	39,144,619
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	506,383,453
Total Net Assets	$1,243,339,632
Net Assets - Institutional Shares	$631,173,945
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,724,143
Net Asset Value Per Share	$72.35
Net Assets - Service Shares	$612,165,687
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,995,537
Net Asset Value Per Share	$68.05

(1) Includes cost of $679,148,785. (2) Includes $716,495 of securities on loan. See Note 3 in Notes to Financial Statements. (3) Includes cost of $60,441,986. (4) Includes cost of $510,664.

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Enterprise Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2018

Investment Income:
Dividends	$5,933,776
Dividends from affiliates	421,659
Affiliated securities lending income, net	28,883
Other income	58
Foreign tax withheld	(124,130)
Total Investment Income	6,260,246
Expenses:
Advisory fees	3,909,951
12b-1 Distribution and shareholder servicing fees:
Service Shares	731,615
Transfer agent administrative fees and expenses:
Institutional Shares	159,142
Service Shares	146,323
Other transfer agent fees and expenses:
Institutional Shares	10,897
Service Shares	5,422
Shareholder reports expense	35,646
Affiliated portfolio administration fees	28,139
Professional fees	23,319
Non-interested Trustees’ fees and expenses	20,225
Non-affiliated portfolio administration fees	20,125
Custodian fees	13,727
Registration fees	5,535
Other expenses	22,332
Total Expenses	5,132,398
Net Investment Income/(Loss)	1,127,848
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	38,057,652
Forward foreign currency exchange contracts	783,669
Total Net Realized Gain/(Loss) on Investments	38,841,321
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	44,880,510
Forward foreign currency exchange contracts	850,615
Total Change in Unrealized Net Appreciation/Depreciation	45,731,125
Net Increase/(Decrease) in Net Assets Resulting from Operations	$85,700,294

See Notes to Financial Statements.

16	JUNE 30, 2018

Janus Henderson VIT Enterprise Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2018 (unaudited)	Year ended December 31, 2017

Operations:
Net investment income/(loss)	$1,127,848	$542,211
Net realized gain/(loss) on investments	38,841,321	59,654,236
Change in unrealized net appreciation/depreciation	45,731,125	188,738,865
Net Increase/(Decrease) in Net Assets Resulting from Operations	85,700,294	248,935,312
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Institutional Shares	(1,121,329)	(1,431,060)
Service Shares	(606,279)	(715,202)
Total Dividends from Net Investment Income	(1,727,608)	(2,146,262)
Distributions from Net Realized Gain from Investment Transactions
Institutional Shares	(28,970,746)	(35,399,828)
Service Shares	(29,974,508)	(32,692,941)
Total Distributions from Net Realized Gain from Investment Transactions	(58,945,254)	(68,092,769)
Net Decrease from Dividends and Distributions to Shareholders	(60,672,862)	(70,239,031)
Capital Share Transactions:
Institutional Shares	(2,831,416)	63,180,886
Service Shares	46,843,729	53,921,594
Net Increase/(Decrease) from Capital Share Transactions	44,012,313	117,102,480
Net Increase/(Decrease) in Net Assets	69,039,745	295,798,761
Net Assets:
Beginning of period	1,174,299,887	878,501,126
End of period	$1,243,339,632	$1,174,299,887

Undistributed Net Investment Income/(Loss)	$362,761	$962,521

See Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Enterprise Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2018 (unaudited) and each year ended December 31	2018	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$70.65	$59.27	$57.33		$61.75	$58.96	$44.77
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(1)	0.11(1)	0.28(1)		0.27(1)	0.27(1)	0.22
Net realized and unrealized gain/(loss)	5.23	15.67	6.50		2.55	6.79	14.23
Total from Investment Operations	5.34	15.78	6.78		2.82	7.06	14.45
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.17)	(0.09)		(0.40)	(0.10)	(0.26)
Distributions (from capital gains)	(3.50)	(4.23)	(4.75)		(6.84)	(4.17)	—
Total Dividends and Distributions	(3.64)	(4.40)	(4.84)		(7.24)	(4.27)	(0.26)
Net Asset Value, End of Period	$72.35	$70.65	$59.27		$57.33	$61.75	$58.96
Total Return*	7.44%	27.42%	12.36%		4.05%	12.50%	32.38%
Net Assets, End of Period (in thousands)	$631,174	$618,750	$459,250		$418,158	$417,895	$407,049
Average Net Assets for the Period (in thousands)	$641,816	$556,940	$435,190		$427,941	$402,634	$373,893
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.73%	0.72%		0.68%	0.68%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.73%	0.72%		0.68%	0.68%	0.69%
Ratio of Net Investment Income/(Loss)	0.30%	0.17%	0.48%		0.44%	0.45%	0.28%
Portfolio Turnover Rate	6%	14%	20%		22%	16%	15%
				1

Service Shares
For a share outstanding during the period ended June 30, 2018 (unaudited) and each year ended December 31	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$66.67	$56.22	$54.67	$59.26	$56.80	$43.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(1)	(0.05)(1)	0.12(1)	0.11(1)	0.12(1)	(0.03)
Net realized and unrealized gain/(loss)	4.93	14.82	6.19	2.45	6.53	13.83
Total from Investment Operations	4.95	14.77	6.31	2.56	6.65	13.80
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.09)	(0.01)	(0.31)	(0.02)	(0.18)
Distributions (from capital gains)	(3.50)	(4.23)	(4.75)	(6.84)	(4.17)	—
Total Dividends and Distributions	(3.57)	(4.32)	(4.76)	(7.15)	(4.19)	(0.18)
Net Asset Value, End of Period	$68.05	$66.67	$56.22	$54.67	$59.26	$56.80
Total Return*	7.31%	27.09%	12.10%	3.77%	12.24%	32.04%
Net Assets, End of Period (in thousands)	$612,166	$555,550	$419,251	$321,482	$278,240	$260,670
Average Net Assets for the Period (in thousands)	$589,853	$489,237	$373,400	$299,393	$262,698	$234,925
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.97%	0.98%	0.97%	0.94%	0.93%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.98%	0.97%	0.94%	0.93%	0.94%
Ratio of Net Investment Income/(Loss)	0.06%	(0.08)%	0.22%	0.19%	0.20%	0.03%
Portfolio Turnover Rate	6%	14%	20%	22%	16%	15%

* Total return not annualized for periods of less than one full year and does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	JUNE 30, 2018

Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Enterprise Portfolio (formerly named Janus Aspen Enterprise Portfolio) (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

Janus Aspen Series	19

Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2018 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

20	JUNE 30, 2018

Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2018 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it

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would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales,

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Notes to Financial Statements (unaudited)

and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may

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Notes to Financial Statements (unaudited)

limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Portfolio does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2018” table located in the Portfolio’s Schedule of Investments.

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Notes to Financial Statements (unaudited)

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$558	$—	$—	$558
Barclays Capital, Inc.	79,870	—	—	79,870
Citibank NA	81,509	—	—	81,509
Credit Suisse International	35,015	—	—	35,015
Deutsche Bank AG	716,495	—	(716,495)	—
HSBC Securities (USA), Inc.	57,821	—	—	57,821
JPMorgan Chase & Co.	110,783	—	—	110,783

Total	$1,082,051	$—	$(716,495)	$365,556
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Portfolio generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Certain securities may be segregated at the Portfolio’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Portfolio’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits,

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Notes to Financial Statements (unaudited)

repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2018, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $716,495 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2018 is $731,825, resulting in the net amount due to the counterparty of $15,330.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust

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Notes to Financial Statements (unaudited)

is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital provides oversight and coordination of the Portfolio’s service providers, recordkeeping, and other administrative services, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated Portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $20,480 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2018. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Portfolio, including services related to Portfolio accounting, calculation of the Portfolio’s daily NAV, and Portfolio audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Portfolio. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Portfolio’s assets, along with a flat fee, and is reimbursed by the Portfolio for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as “Non-affiliated portfolio administration fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $260,650 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income

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Notes to Financial Statements (unaudited)

securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 739,758,866	$517,280,553	$(11,432,433)	$ 505,848,120

Information on the tax components of derivatives as of June 30, 2018 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 365,556	$ -	$ 365,556

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

6. Capital Share Transactions

	Period ended June 30, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	555,163	$41,231,220	1,890,480	$121,760,466
Reinvested dividends and distributions	406,375	30,092,075	576,744	36,830,888
Shares repurchased	(995,439)	(74,154,711)	(1,457,793)	(95,410,468)
Net Increase/(Decrease)	(33,901)	$ (2,831,416)	1,009,431	$ 63,180,886
Service Shares:
Shares sold	1,190,023	$84,088,561	2,014,812	$125,011,366
Reinvested dividends and distributions	439,064	30,580,787	553,573	33,408,143
Shares repurchased	(965,811)	(67,825,619)	(1,693,457)	(104,497,915)
Net Increase/(Decrease)	663,276	$46,843,729	874,928	$ 53,921,594

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Notes to Financial Statements (unaudited)

7. Purchases and Sales of Investment Securities

For the period ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$74,626,234	$ 86,421,732	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2018 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

December 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s

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underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for

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Additional Information (unaudited)

the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

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Additional Information (unaudited)

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees

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also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus

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Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

January 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the

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agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded

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that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund

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expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the

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Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the

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Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s

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capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the

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Additional Information (unaudited)

receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

56	JUNE 30, 2018

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

NotesPage1

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Notes

NotesPage2

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Perkins and Intech are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Portfolios distributed by Janus Henderson Distributors

109-24-81116 08-18

SEMIANNUAL REPORT June 30, 2018

Janus Henderson VIT Flexible Bond Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Flexible Bond Portfolio

Janus Henderson VIT Flexible Bond Portfolio (unaudited)

PORTFOLIO SNAPSHOT

This dynamic core bond portfolio leverages a bottom-up, fundamentally driven investment process designed to generate risk-adjusted outperformance and capital preservation. Throughout its history, the portfolio has utilized an active and flexible approach to manage across a variety of market and rate cycles.

Michael Keough co-portfolio manager	Mayur Saigal co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

During the six-month period ended June 30, 2018, Janus Henderson VIT Flexible Bond Portfolio’s Institutional Shares and Service Shares returned -1.69% and -1.82%, respectively, compared with a -1.62% return for the Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

INVESTMENT ENVIRONMENT

Aided by optimism about strong economic growth and U.S. tax reform, corporate credit spreads reached cycle-tights early in the period. Subsequently, volatility returned to markets, stemming in large part from concerns that the Federal Reserve (Fed) may increase interest rates at a faster-than-projected pace. In the latter part of the period, investors grappled with geopolitical risks, including the increasing likelihood – and eventual approval – of a populist government in Italy. Escalating trade tensions between the U.S. and China caused further volatility. Corporate credit spreads ultimately widened, with the widening more pronounced in investment grade, as tapering demand, debt-funded consolidation activity and steady supply further impacted valuations.

The Fed ultimately raised rates twice, reflecting near-term confidence in the U.S. economy. However, stable long-term expectations contributed to a flatter yield curve. After cresting 3% in May, the yield on the 10-year Treasury note closed June at 2.86%, up from 2.40% in December.

PERFORMANCE DISCUSSION

The Portfolio underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. We maintained a cautious stance, but remained opportunistic throughout the period. Corporate valuations remain rich, rates are rising and risk is skewed to the downside at this late stage of the economic and credit cycles. We are concerned with debt-funded merger and acquisition (M&A) activity in the investment-grade space and the impact of rising hedging costs on foreign demand for U.S. fixed income. Further, we believe that the incremental yield investors receive for extending duration in corporate credit is generally insufficient at this juncture. In light of this landscape, we significantly reduced our corporate credit exposure and increased our emphasis on issues with shorter-dated maturities. We diversified our credit portfolio by adding to front-end and floating-rate securitized products and bank loans that can offer more attractive risk-adjusted carry opportunities with less interest rate risk than longer duration credit. We extended duration in our Treasury bucket to balance our shorter-dated credit exposure.

The Portfolio’s Treasuries positioning was the largest detractor from relative results. Our underweight allocation hindered performance, as investors flocked to more defensive assets on multiple occasions. As corporate credit spreads widened, our out-of-index allocation to high yield also detracted.

Our diversified spread product exposure proved beneficial. Our out-of-index allocation to bank loans contributed positively toward relative results. We continue to like the stable carry (a measure of excess income) and short-term nature of the securities. Positioning in mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) also aided relative returns. Our overweight allocation to asset-backed securities (ABS) further supported performance. Low unemployment, the strength of consumer balance sheets and personal tax reform give us confidence in the consumer and we are finding attractive relative value opportunities in shorter-dated, consumer-driven ABS stories. Our investment-grade corporate credit positioning also contributed to relative performance, due to strong security selection and spread carry.

At the corporate sector level, media entertainment, technology and pharmaceuticals were among the largest relative sector contributors. Our yield curve positioning and security selection in all three sectors benefited

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results. At the individual issuer level, Hilton Hotels & Resorts was a top contributor. Amid consumer strength, hotel operators have been able to capitalize on low vacancy rates by increasing nightly room rates. We have a favorable opinion of Hilton’s fundamentals as the company has successfully spun-off less-profitable business lines and is focused on growing earnings.

Banking was the largest relative detractor. The sector had benefited considerably in 2017 on improving fundamentals and tighter spreads, but the recent flattening of the yield curve caused concerns around potential compression of banks’ net interest margins. Our overweight position in Goldman Sachs was among the leading credit detractors, largely due to these broader industry concerns.

Brokerage, asset managers and exchanges also weighed on results. This was primarily a result of our exposure to Raymond James Financial. Our overweight and longer-dated positions were impacted by overall spread widening. In our view, Raymond James continues to demonstrate its ability to attract advisors and assets and to strengthen its business for the long term. We continue to like the stability of the company’s business model and appreciate the management team’s conservative approach to the balance sheet.

OUTLOOK

The Fed is delivering on rate hikes, and Fed officials forecast two additional increases this year. We expect that to come to fruition, with additional hikes in 2019. Supply/demand dynamics should also push U.S. rates higher with hedging costs deterring foreign buyers, while Treasury issuance compensates for unfinanced corporate and individual income tax cuts. We are incrementally positive on the economy, but we question the sustainability of growth long term, particularly once the impact of tax reform recedes. We also anticipate that long-term secular trends, such as demographics and the pervasiveness of technology, will ultimately keep inflation in check. That said, we expect yields to rise and the Treasury curve to flatten.

We are, however, mindful that volatility has returned and that there are a number of geopolitical risks, including trade policy and the new eurosceptic coalition government in Italy, that could put rate hikes on pause and steer investors toward more defensive assets. We intend to maintain duration modestly below that of the benchmark, but will continue in our tactical approach to yield curve positioning.

We acknowledge that corporate fundamentals are strong, tax reform is beneficial and economic growth is decent, all of which can extend the economic and credit cycles, but we are definitely in the later stages of both. Rates are rising and valuations are rich. Leverage is creeping higher as investment-grade issuers seek to buy growth to combat industry disruption. We expect debt-funded consolidation activity to continue to weigh on valuations. Demand is also tapering, due to a combination of new repatriation policies and higher hedging costs. Investment-grade corporates are struggling in the face of these technical challenges. In contrast, shrinking high-yield supply is supporting valuations, and we anticipate this credit market divergence to continue.

We believe it is prudent to limit credit risk at this point in the cycle, but we remain opportunistic. We will continue to emphasize favorable risk-adjusted carry opportunities in shorter-dated and floating rate spread products with minimal interest rate risk. Our analysts are also seeking issuers with fundamental improvement stories and the potential to generate outperformance as they progress through an upgrade cycle. We are monitoring the widening in investment-grade spreads for attractive re-entry points. Given the asymmetric risk at this point of the cycle, we believe security avoidance is as important as security selection. This approach aligns with our core tenets of capital preservation and delivering strong risk-adjusted returns.

Thank you for your investment in the Janus Henderson VIT Flexible Bond Portfolio.

2	JUNE 30, 2018

Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Portfolio At A Glance

June 30, 2018

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Institutional Shares	2.61%	2.61%
Service Shares	2.36%	2.36%
Weighted Average Maturity		9.0 Years
Average Effective Duration**		5.4 Years
* Yield will fluctuate.
** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	3.0%
AA	43.5%
A	6.6%
BBB	25.3%
BB	10.2%
B	2.3%
Not Rated	9.0%
Other	0.2%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	36.6%
Mortgage-Backed Securities	27.4%
Asset-Backed/Commercial Mortgage-Backed Securities	14.9%
United States Treasury Notes/Bonds	14.4%
Investment Companies	6.2%
Bank Loans and Mezzanine Loans	5.9%
Other	(5.4)%
100.0%

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Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2018						per the April 30, 2018 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Institutional Shares	-1.69%	-0.69%	2.19%	4.93%	6.13%	0.60%
Service Shares	-1.82%	-0.92%	1.93%	4.66%	5.90%	0.85%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.62%	-0.40%	2.27%	3.72%	5.04%
Morningstar Quartile - Institutional Shares	-	3rd	3rd	1st	1st
Morningstar Ranking - based on total returns for Intermediate-Term Bond Funds	-	653/1041	502/925	89/820	7/381

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the fees, charges, or expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included such fees, charges, or expenses.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

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Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Performance

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

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Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Net Annualized Expense Ratio (1/1/18 - 6/30/18)
Institutional Shares	$1,000.00	$983.10	$2.95	$1,000.00	$1,021.82	$3.01	0.60%
Service Shares	$1,000.00	$981.80	$4.18	$1,000.00	$1,020.58	$4.26	0.85%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2018

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments unaudited

June 30, 2018

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 14.9%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$1,379,000	$1,386,532
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	949,000	948,444
AmeriCredit Automobile Receivables Trust 2016-2, 3.6500%, 5/9/22	927,000	934,299
Angel Oak Mortgage Trust I LLC 2018-2, 3.6740%, 7/27/48 (144A)‡	401,000	400,996
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	3,330,830	3,303,663
Arroyo Mortgage Trust 2018-1, 3.7630%, 4/25/48 (144A)‡	620,533	621,695
Atrium IX, ICE LIBOR USD 3 Month + 1.2400%, 3.5594%, 5/28/30 (144A)‡	944,700	947,340
Bain Capital Credit CLO 2018-1,
ICE LIBOR USD 3 Month + 0.9600%, 3.3216%, 4/23/31 (144A)‡	2,163,000	2,154,625
BAMLL Commercial Mortgage Securities Trust 2013-WBRK,
3.6521%, 3/10/37 (144A)‡	1,238,000	1,220,955
BAMLL Commercial Mortgage Securities Trust 2014-FL1,
ICE LIBOR USD 1 Month + 5.5000%, 5.5310%, 12/15/31 (144A)‡	559,188	539,190
BAMLL Commercial Mortgage Securities Trust 2014-FL1,
ICE LIBOR USD 1 Month + 4.0000%, 6.5341%, 12/15/31 (144A)‡	141,000	139,107
BBCMS 2018-TALL Mortgage Trust,
ICE LIBOR USD 1 Month + 0.7220%, 2.7953%, 3/15/37 (144A)‡	5,083,000	5,075,002
BBCMS Trust 2015-SRCH, 4.1970%, 8/10/35 (144A)	1,447,000	1,489,756
Bean Creek CLO Ltd,
ICE LIBOR USD 3 Month + 1.0200%, 3.3787%, 4/20/31 (144A)‡	1,321,000	1,318,052
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	696,000	675,829
Caesars Palace Las Vegas Trust 2017-VICI, 4.1384%, 10/15/34 (144A)	859,000	865,738
Caesars Palace Las Vegas Trust 2017-VICI, 4.4991%, 10/15/34 (144A)‡	1,334,000	1,309,407
Caesars Palace Las Vegas Trust 2017-VICI, 4.4991%, 10/15/34 (144A)‡	980,000	985,848
Carlyle Global Market Strategies CLO 2014-2R Ltd,
ICE LIBOR USD 3 Month + 1.0500%, 3.0300%, 5/15/31 (144A)‡	2,025,000	2,020,413
Carlyle US CLO 2018-1 Ltd,
ICE LIBOR USD 3 Month + 1.0200%, 3.0752%, 4/20/31 (144A)‡	2,614,000	2,604,320
CGMS Commercial Mortgage Trust 2017-MDDR,
ICE LIBOR USD 1 Month + 1.7500%, 3.8233%, 7/15/30 (144A)‡	595,000	594,553
CGMS Commercial Mortgage Trust 2017-MDDR,
ICE LIBOR USD 1 Month + 2.5000%, 4.5733%, 7/15/30 (144A)‡	410,000	409,545
CIFC Funding 2013-IV Ltd,
ICE LIBOR USD 3 Month + 1.0600%, 3.1463%, 4/27/31 (144A)‡	773,726	773,700
CIFC Funding 2018-I Ltd,
ICE LIBOR USD 3 Month + 1.0000%, 3.1572%, 4/18/31 (144A)‡	941,000	935,154
CIFC Funding 2018-II Ltd,
ICE LIBOR USD 3 Month + 1.0400%, 3.0929%, 4/20/31 (144A)‡	1,572,000	1,567,569
Credit Acceptance Auto Loan Trust 2018-2, 3.4700%, 5/17/27 (144A)	849,000	850,860
Credit Acceptance Auto Loan Trust 2018-2, 3.9400%, 7/15/27 (144A)	563,000	564,542
Credit Acceptance Auto Loan Trust 2018-2, 4.1600%, 9/15/27 (144A)	250,000	251,399
CSMLT 2015-2 Trust, 3.5000%, 8/25/45 (144A)‡	780,586	776,135
Drive Auto Receivables Trust 2017-1, 3.8400%, 3/15/23	142,000	143,204
Drive Auto Receivables Trust 2017-A, 4.1600%, 5/15/24 (144A)	822,000	832,149
Dryden 41 Senior Loan Fund,
ICE LIBOR USD 3 Month + 0.9700%, 3.3177%, 4/15/31 (144A)‡	1,292,000	1,283,372
Dryden 55 CLO Ltd,
ICE LIBOR USD 3 Month + 1.0200%, 3.0613%, 4/15/31 (144A)‡	771,000	769,720
Dryden 64 CLO Ltd,
ICE LIBOR USD 3 Month + 0.9700%, 3.1895%, 4/18/31 (144A)‡	1,913,000	1,909,687
Evergreen Credit Card Trust, 2.9500%, 3/15/23 (144A)	479,000	477,050
Exeter Automobile Receivables Trust 2018-2, 3.6900%, 3/15/23 (144A)	640,000	639,097
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 2.6000%, 4.6911%, 5/25/24‡	648,816	688,401
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 3.0000%, 5.0911%, 7/25/24‡	3,262,959	3,497,145
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 4.0000%, 6.0911%, 5/25/25‡	353,600	387,229
Fannie Mae REMICS, 3.0000%, 5/25/48	1,988,148	1,928,258
Flagship Credit Auto Trust 2016-3, 2.7200%, 7/15/22 (144A)	605,000	599,019

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments unaudited

June 30, 2018

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Flatiron CLO 18 Ltd,
ICE LIBOR USD 3 Month + 0.9500%, 3.4174%, 4/17/31 (144A)‡	$1,022,000	$1,016,283
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 4.5000%, 6.5911%, 2/25/24‡	2,283,000	2,632,791
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 3.6000%, 5.6911%, 4/25/24‡	1,747,525	1,938,513
GSCCRE Commercial Mortgage Trust 2015-HULA,
ICE LIBOR USD 1 Month + 4.4000%, 6.4733%, 8/15/32 (144A)‡	1,166,000	1,169,195
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
3.5537%, 10/5/31 (144A)	282,000	277,549
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
4.1426%, 10/5/31 (144A)‡	433,000	425,258
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
5.8279%, 11/15/43 (144A)‡	657,000	650,971
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.7417%, 9/5/32 (144A)‡	848,000	835,990
LCM XIV LP, ICE LIBOR USD 3 Month + 1.0400%, 3.4398%, 7/20/31 (144A)‡	537,053	537,041
LCM XVIII LP, ICE LIBOR USD 3 Month + 1.0200%, 3.5000%, 4/20/31 (144A)‡	2,418,000	2,413,894
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 0.8000%, 2.8911%, 11/25/50 (144A)‡,§	2,069,000	2,062,403
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 1.0000%, 3.0911%, 11/25/50 (144A)‡,§	414,000	412,971
Magnetite VIII Ltd,
ICE LIBOR USD 3 Month + 0.9800%, 3.0717%, 4/15/31 (144A)‡	2,412,000	2,408,247
Magnetite XV Ltd, ICE LIBOR USD 3 Month + 1.0100%, 3.0921%, 7/25/31 (144A)‡	1,260,941	1,260,941
MSSG Trust 2017-237P, 3.3970%, 9/13/39 (144A)	684,000	663,178
New Residential Mortgage Loan Trust 2017-3, 4.0000%, 4/25/57 (144A)‡	781,288	788,810
New Residential Mortgage Loan Trust 2018-2, 4.5000%, 2/25/58 (144A)‡	732,075	750,517
Octagon Investment Partners 36 Ltd,
ICE LIBOR USD 3 Month + 0.9700%, 2.7264%, 4/15/31 (144A)‡	2,502,000	2,495,185
OSCAR US Funding Trust V, 2.7300%, 12/15/20 (144A)	486,000	484,530
OSCAR US Funding Trust V, 2.9900%, 12/15/23 (144A)	613,000	608,749
PFS Financing Corp, 2.4000%, 10/17/22 (144A)	508,000	498,638
Prosper Marketplace Issuance Trust Series 2018-1, 3.1100%, 6/17/24 (144A)	1,104,033	1,103,944
Prosper Marketplace Issuance Trust Series 2018-1, 3.9000%, 6/17/24 (144A)	856,000	855,500
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	973,000	974,453
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	1,610,000	1,619,845
Santander Drive Auto Receivables Trust 2018-1, 4.3700%, 5/15/25 (144A)	2,500,000	2,469,506
Sequoia Mortgage Trust 2018-CH2, 4.0000%, 6/25/48 (144A)‡	1,686,848	1,706,645
Sounds Point CLO IV-R LTD,
ICE LIBOR USD 3 Month + 1.1500%, 3.6514%, 4/18/31 (144A)‡	1,269,000	1,269,135
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 3.2500%, 5.3233%, 11/15/27 (144A)‡	1,460,000	1,417,618
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 4.1500%, 6.2233%, 11/15/27 (144A)‡	716,000	673,279
Station Place Securitization Trust 2017-3,
ICE LIBOR USD 1 Month + 1.0000%, 2.9613%, 7/24/18 (144A)‡,§	1,899,000	1,899,053
Towd Point Mortgage Trust 2015-3, 3.5000%, 3/25/54 (144A)‡	47,994	47,958
Towd Point Mortgage Trust 2018-2, 3.2500%, 3/25/58 (144A)‡	936,528	926,929
Towd Point Mortgage Trust 2018-3, 3.7500%, 5/25/58 (144A)‡	586,000	586,213
Verizon Owner Trust 2016-2, 2.3600%, 5/20/21 (144A)	866,000	851,356
Voya CLO 2018-1 Ltd,
ICE LIBOR USD 3 Month + 0.9500%, 3.2931%, 4/19/31 (144A)‡	2,780,000	2,772,105
Voya CLO 2018-2 Ltd,
ICE LIBOR USD 3 Month + 1.0000%, 3.3740%, 7/15/31 (144A)‡	2,150,311	2,150,311
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4130%, 12/15/43‡	769,780	775,187
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.3093%, 5/15/46‡	408,749	415,636
Westlake Automobile Receivables Trust 2018-1, 2.9200%, 5/15/23 (144A)	113,000	112,023

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2018

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments unaudited

June 30, 2018

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Westlake Automobile Receivables Trust 2018-1, 3.4100%, 5/15/23 (144A)	$113,000	$112,318
Westlake Automobile Receivables Trust 2018-2, 3.2000%, 1/16/24 (144A)	212,000	212,030
Westlake Automobile Receivables Trust 2018-2, 3.5000%, 1/16/24 (144A)	364,000	364,941
WinWater Mortgage Loan Trust 2015-5, 3.5000%, 8/20/45 (144A)‡	2,281,056	2,262,638
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $98,986,371)		98,729,276
Bank Loans and Mezzanine Loans – 5.9%
Basic Industry – 0.5%
Axalta Coating Systems US Holdings Inc,
ICE LIBOR USD 3 Month + 1.7500%, 4.0844%, 6/1/24‡	3,409,772	3,388,461
Capital Goods – 0.4%
Reynolds Group Holdings Inc,
ICE LIBOR USD 3 Month + 2.7500%, 4.8435%, 2/5/23‡	2,513,108	2,505,769
Communications – 1.0%
Mission Broadcasting Inc,
ICE LIBOR USD 3 Month + 2.5000%, 4.4825%, 1/17/24‡	153,468	153,160
Nexstar Broadcasting Inc,
ICE LIBOR USD 3 Month + 2.5000%, 4.4825%, 1/17/24‡	1,181,343	1,178,968
Nielsen Finance LLC, ICE LIBOR USD 3 Month + 2.0000%, 4.0464%, 10/4/23‡	2,596,237	2,592,395
Sinclair Television Group Inc,
ICE LIBOR USD 3 Month + 2.5000%, 0%, 12/12/24(a),‡	1,418,000	1,411,803
Zayo Group LLC, ICE LIBOR USD 3 Month + 2.0000%, 4.0935%, 1/19/21‡	140,225	139,897
Zayo Group LLC, ICE LIBOR USD 3 Month + 2.2500%, 4.3435%, 1/19/24‡	1,298,372	1,296,528
		6,772,751
Consumer Cyclical – 1.8%
Aramark Services Inc, ICE LIBOR USD 3 Month + 1.7500%, 3.7154%, 3/28/24‡	1,458,183	1,456,360
Golden Nugget Inc/NV, ICE LIBOR USD 3 Month + 3.2500%, 4.8230%, 10/4/23‡	1,911,507	1,907,799
Hilton Worldwide Finance LLC,
ICE LIBOR USD 3 Month + 1.7500%, 3.8411%, 10/25/23‡	3,651,219	3,649,685
KFC Holding Co, ICE LIBOR USD 3 Month + 1.7500%, 3.8351%, 4/3/25‡	4,190,883	4,146,375
Wyndham Hotels & Resorts Inc,
ICE LIBOR USD 3 Month + 1.7500%, 3.7256%, 5/30/25‡	544,000	542,640
		11,702,859
Consumer Non-Cyclical – 1.1%
Coty Inc, ICE LIBOR USD 3 Month + 2.2500%, 4.2796%, 4/7/25‡	1,793,845	1,751,241
Gentiva Health Services Inc,
ICE LIBOR USD 3 Month + 3.7500%, 0%, 6/23/25(a),‡	1,688,000	1,675,340
Gentiva Health Services Inc,
ICE LIBOR USD 3 Month + 3.7500%, 0%, 6/23/25(a),‡	1,055,027	1,047,114
IQVIA Inc, ICE LIBOR USD 3 Month + 2.0000%, 4.3344%, 3/7/24‡	346,647	346,106
Moffett Towers Phase II,
ICE LIBOR USD 1 Month + 2.8000%, 4.8740%, 6/15/21‡,§	1,725,700	1,715,450
Post Holdings Inc, ICE LIBOR USD 3 Month + 2.0000%, 4.1000%, 5/24/24‡	392,040	389,398
Valeant Pharmaceuticals International Inc,
ICE LIBOR USD 3 Month + 3.0000%, 4.9825%, 6/2/25‡	74,000	73,700
		6,998,349
Electric – 0%
NRG Energy Inc, ICE LIBOR USD 3 Month + 1.7500%, 4.0844%, 6/30/23‡	110,437	109,650
Technology – 1.1%
CommScope Inc, ICE LIBOR USD 3 Month + 2.0000%, 4.0935%, 12/29/22‡	1,870,300	1,874,976
Microchip Technology Inc,
ICE LIBOR USD 3 Month + 2.0000%, 4.1000%, 5/29/25‡	1,743,000	1,739,375
SS&C Technologies Holdings Europe Sarl,
ICE LIBOR USD 3 Month + 2.5000%, 4.5935%, 4/16/25‡	1,078,755	1,078,151
SS&C Technologies Inc, ICE LIBOR USD 3 Month + 2.5000%, 4.5935%, 4/16/25‡	2,914,467	2,912,835
		7,605,337
Total Bank Loans and Mezzanine Loans (cost $39,243,940)		39,083,176
Corporate Bonds – 36.6%
Banking – 6.3%
Ally Financial Inc, 3.2500%, 11/5/18	929,000	929,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments unaudited

June 30, 2018

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Banking – (continued)
Ally Financial Inc, 8.0000%, 12/31/18	$491,000	$500,206
Bank of America Corp, 2.5030%, 10/21/22	5,396,000	5,164,610
Capital One Financial Corp, 3.3000%, 10/30/24	1,452,000	1,378,546
Citibank NA, ICE LIBOR USD 3 Month + 0.3200%, 2.6781%, 5/1/20‡	4,791,000	4,794,430
Citigroup Inc, 4.6000%, 3/9/26	762,000	760,661
Citigroup Inc, 3.2000%, 10/21/26	1,121,000	1,043,043
Citizens Bank NA/Providence RI, 2.6500%, 5/26/22	790,000	763,726
Citizens Financial Group Inc, 3.7500%, 7/1/24	613,000	591,575
Citizens Financial Group Inc, 4.3500%, 8/1/25	427,000	422,211
Citizens Financial Group Inc, 4.3000%, 12/3/25	2,226,000	2,210,993
First Republic Bank/CA, 4.6250%, 2/13/47	1,009,000	995,316
Goldman Sachs Capital I, 6.3450%, 2/15/34	2,366,000	2,697,451
HSBC Holdings PLC, ICE LIBOR USD 3 Month + 0.6000%, 2.9256%, 5/18/21‡	2,634,000	2,637,838
JPMorgan Chase & Co, 2.2950%, 8/15/21	2,144,000	2,071,172
JPMorgan Chase & Co, 4.1250%, 12/15/26	1,186,000	1,170,605
JPMorgan Chase Bank NA, ICE LIBOR USD 3 Month + 0.3400%, 2.7017%, 4/26/21‡	3,226,000	3,226,777
JPMorgan Chase Bank NA, ICE LIBOR USD 3 Month + 0.3500%, 3.0860%, 4/26/21‡	2,985,000	2,977,894
Morgan Stanley, 3.9500%, 4/23/27	1,094,000	1,042,518
Royal Bank of Canada, ICE LIBOR USD 3 Month + 0.3900%, 2.7488%, 4/30/21‡	3,371,000	3,369,860
SVB Financial Group, 5.3750%, 9/15/20	1,360,000	1,417,671
US Bancorp, 2.3750%, 7/22/26	2,010,000	1,828,178
		41,994,281
Basic Industry – 2.9%
Allegheny Technologies Inc, 5.9500%, 1/15/21	2,062,000	2,072,310
Anglo American Capital PLC, 4.1250%, 9/27/22 (144A)	312,000	313,612
CF Industries Inc, 4.5000%, 12/1/26 (144A)	1,668,000	1,655,601
CF Industries Inc, 5.3750%, 3/15/44	1,246,000	1,099,595
Freeport-McMoRan Inc, 3.1000%, 3/15/20	590,000	578,200
Freeport-McMoRan Inc, 3.5500%, 3/1/22	1,106,000	1,050,700
Freeport-McMoRan Inc, 4.5500%, 11/14/24	715,000	679,250
Freeport-McMoRan Inc, 5.4500%, 3/15/43	713,000	625,444
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	2,870,000	2,851,452
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	1,106,000	1,100,682
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	1,564,000	1,598,761
Sherwin-Williams Co, 2.7500%, 6/1/22	546,000	528,450
Steel Dynamics Inc, 4.1250%, 9/15/25	1,493,000	1,431,414
Steel Dynamics Inc, 5.0000%, 12/15/26	697,000	697,000
Teck Resources Ltd, 4.5000%, 1/15/21	616,000	616,000
Teck Resources Ltd, 4.7500%, 1/15/22	890,000	891,860
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	1,400,000	1,534,750
		19,325,081
Brokerage – 2.1%
Cboe Global Markets Inc, 3.6500%, 1/12/27	1,805,000	1,741,123
Charles Schwab Corp, ICE LIBOR USD 3 Month + 0.3200%, 2.6494%, 5/21/21‡	1,614,000	1,620,551
Charles Schwab Corp, 3.2500%, 5/21/21	523,000	525,052
Charles Schwab Corp, 3.0000%, 3/10/25	998,000	959,276
E*TRADE Financial Corp, 2.9500%, 8/24/22	1,801,000	1,744,075
E*TRADE Financial Corp, 3.8000%, 8/24/27	2,265,000	2,167,391
E*TRADE Financial Corp, 4.5000%, 6/20/28	614,000	614,225
Raymond James Financial Inc, 5.6250%, 4/1/24	841,000	902,518
Raymond James Financial Inc, 3.6250%, 9/15/26	993,000	953,258
Raymond James Financial Inc, 4.9500%, 7/15/46	1,675,000	1,702,044
TD Ameritrade Holding Corp, 3.6250%, 4/1/25	993,000	982,254
		13,911,767
Capital Goods – 2.7%
Arconic Inc, 5.8700%, 2/23/22	265,000	276,528
Arconic Inc, 5.1250%, 10/1/24	2,378,000	2,361,758

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2018

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments unaudited

June 30, 2018

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Capital Goods – (continued)
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.2500%, 9/15/22 (144A)	$268,000	$262,975
Ball Corp, 4.3750%, 12/15/20	955,000	962,163
Eagle Materials Inc, 4.5000%, 8/1/26	132,000	132,578
General Dynamics Corp, ICE LIBOR USD 3 Month + 0.2900%, 2.6458%, 5/11/20‡	449,000	450,107
General Dynamics Corp, ICE LIBOR USD 3 Month + 0.3800%, 2.7358%, 5/11/21‡	449,000	450,564
HD Supply Inc, 5.7500%, 4/15/24 (144A)Ç	2,865,000	2,997,506
Huntington Ingalls Industries Inc, 5.0000%, 11/15/25 (144A)	2,760,000	2,854,640
Martin Marietta Materials Inc, 4.2500%, 7/2/24	811,000	818,032
Masonite International Corp, 5.6250%, 3/15/23 (144A)	591,000	604,120
Northrop Grumman Corp, 2.5500%, 10/15/22	1,920,000	1,848,818
Owens Corning, 4.2000%, 12/1/24	862,000	850,063
Owens Corning, 3.4000%, 8/15/26	439,000	400,141
Rockwell Collins Inc, 3.2000%, 3/15/24	824,000	793,509
Vulcan Materials Co, 4.5000%, 4/1/25	1,644,000	1,651,654
		17,715,156
Communications – 3.6%
American Tower Corp, 3.3000%, 2/15/21	1,439,000	1,437,342
American Tower Corp, 4.4000%, 2/15/26	921,000	914,110
AT&T Inc, 4.2500%, 3/1/27	1,412,000	1,382,057
AT&T Inc, 4.1000%, 2/15/28 (144A)	1,015,000	969,526
AT&T Inc, 5.2500%, 3/1/37	533,000	525,100
BellSouth LLC, 4.3330%, 4/26/19 (144A)	3,393,000	3,428,399
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	1,318,000	1,327,061
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.9080%, 7/23/25	1,747,000	1,763,760
Crown Castle International Corp, 5.2500%, 1/15/23	1,177,000	1,232,923
Crown Castle International Corp, 3.2000%, 9/1/24	1,096,000	1,033,933
Crown Castle Towers LLC, 3.7200%, 7/15/23 (144A)	780,000	780,000
Crown Castle Towers LLC, 4.2410%, 7/15/28 (144A)	1,339,000	1,340,184
UBM PLC, 5.7500%, 11/3/20 (144A)	1,726,000	1,760,022
Unitymedia GmbH, 6.1250%, 1/15/25 (144A)	1,371,000	1,412,130
Unitymedia Hessen GmbH & Co KG / Unitymedia NRW GmbH,
5.0000%, 1/15/25 (144A)	1,483,000	1,501,538
Verizon Communications Inc, 2.6250%, 8/15/26	1,458,000	1,293,569
Verizon Communications Inc, 4.8620%, 8/21/46	666,000	635,919
Warner Media LLC, 3.6000%, 7/15/25	1,055,000	1,002,805
		23,740,378
Consumer Cyclical – 3.7%
1011778 BC ULC / New Red Finance Inc, 4.6250%, 1/15/22 (144A)	1,266,000	1,266,000
Amazon.com Inc, 2.8000%, 8/22/24	821,000	782,741
DR Horton Inc, 3.7500%, 3/1/19	1,051,000	1,054,286
DR Horton Inc, 4.0000%, 2/15/20	251,000	253,434
Ford Motor Credit Co LLC, 2.4250%, 6/12/20	595,000	583,400
General Motors Financial Co Inc, 3.1000%, 1/15/19	162,000	162,153
General Motors Financial Co Inc, 3.1500%, 1/15/20	786,000	784,636
General Motors Financial Co Inc, 3.2000%, 7/13/20	3,268,000	3,252,676
General Motors Financial Co Inc, 3.5500%, 4/9/21	1,307,000	1,302,957
IHO Verwaltungs GmbH, 4.1250%, 9/15/21 (144A)	398,000	392,030
IHO Verwaltungs GmbH, 4.5000%, 9/15/23 (144A)	256,000	245,120
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	1,034,000	1,043,048
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	1,507,000	1,491,930
IHS Markit Ltd, 4.0000%, 3/1/26 (144A)	2,249,000	2,144,984
MDC Holdings Inc, 5.5000%, 1/15/24	1,101,000	1,112,010
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc,
5.6250%, 5/1/24	911,000	922,388
MGM Resorts International, 6.7500%, 10/1/20	1,869,000	1,957,777
MGM Resorts International, 6.6250%, 12/15/21	783,000	824,108

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments unaudited

June 30, 2018

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
MGM Resorts International, 7.7500%, 3/15/22	$281,000	$306,290
MGM Resorts International, 6.0000%, 3/15/23	141,000	145,230
Service Corp International/US, 5.3750%, 5/15/24	882,000	901,845
Toll Brothers Finance Corp, 4.0000%, 12/31/18	514,000	513,936
Toll Brothers Finance Corp, 5.8750%, 2/15/22	418,000	433,675
Toll Brothers Finance Corp, 4.3750%, 4/15/23	286,000	280,280
Wyndham Destinations Inc, 4.1500%, 4/1/24	839,000	825,366
Wyndham Destinations Inc, 5.1000%, 10/1/25	432,000	442,260
Wyndham Destinations Inc, 4.5000%, 4/1/27	482,000	469,950
ZF North America Capital Inc, 4.5000%, 4/29/22 (144A)	288,000	293,139
		24,187,649
Consumer Non-Cyclical – 3.3%
Allergan Funding SCS, 3.0000%, 3/12/20	968,000	963,156
Becton Dickinson and Co, 2.8940%, 6/6/22	908,000	878,001
Constellation Brands, Inc., 4.2500%, 5/1/23	1,870,000	1,905,864
CVS Health Corp, 4.7500%, 12/1/22	759,000	787,113
CVS Health Corp, 4.1000%, 3/25/25	2,020,000	2,008,931
CVS Health Corp, 4.3000%, 3/25/28	2,830,000	2,790,436
CVS Health Corp, 5.0500%, 3/25/48	953,000	962,527
HCA Inc, 3.7500%, 3/15/19	806,000	809,023
HCA Inc, 5.0000%, 3/15/24	1,176,000	1,176,000
HCA Inc, 5.2500%, 6/15/26	957,000	950,492
Life Technologies Corp, 6.0000%, 3/1/20	1,195,000	1,245,562
Newell Brands Inc, 5.0000%, 11/15/23	938,000	958,451
Sysco Corp, 2.5000%, 7/15/21	396,000	386,663
Teva Pharmaceutical Finance Co BV, 2.9500%, 12/18/22	167,000	151,949
Teva Pharmaceutical Finance Netherlands III BV, 2.8000%, 7/21/23	945,000	815,956
Teva Pharmaceutical Finance Netherlands III BV, 6.0000%, 4/15/24	1,393,000	1,391,087
Wm Wrigley Jr Co, 2.4000%, 10/21/18 (144A)	2,134,000	2,132,501
Wm Wrigley Jr Co, 3.3750%, 10/21/20 (144A)	1,222,000	1,225,305
		21,539,017
Electric – 0.6%
Duke Energy Corp, 1.8000%, 9/1/21	658,000	629,509
Duke Energy Corp, 2.4000%, 8/15/22	813,000	781,694
NextEra Energy Operating Partners LP, 4.2500%, 9/15/24 (144A)	261,000	251,213
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	1,336,000	1,389,644
Southern Co, 2.9500%, 7/1/23	1,222,000	1,178,336
		4,230,396
Energy – 4.2%
Andeavor Logistics LP / Tesoro Logistics Finance Corp, 3.5000%, 12/1/22	396,000	386,802
Andeavor Logistics LP / Tesoro Logistics Finance Corp, 5.2500%, 1/15/25	546,000	559,584
Canadian Natural Resources Ltd, 2.9500%, 1/15/23	606,000	584,483
Cenovus Energy Inc, 5.7000%, 10/15/19	39,000	39,998
Cheniere Corpus Christi Holdings LLC, 5.1250%, 6/30/27	1,339,000	1,327,284
Columbia Pipeline Group Inc, 4.5000%, 6/1/25	670,000	670,550
Continental Resources Inc/OK, 5.0000%, 9/15/22	2,614,000	2,653,367
Continental Resources Inc/OK, 4.5000%, 4/15/23	1,754,000	1,781,104
DCP Midstream Operating LP, 4.7500%, 9/30/21 (144A)	267,000	269,670
Enbridge Energy Partners LP, 5.8750%, 10/15/25	873,000	949,797
Energy Transfer Equity LP, 4.2500%, 3/15/23	943,000	910,004
Energy Transfer Equity LP, 5.8750%, 1/15/24	1,015,000	1,040,375
Energy Transfer Equity LP, 5.5000%, 6/1/27	106,000	106,000
Energy Transfer Partners LP, 4.1500%, 10/1/20	781,000	790,458
Energy Transfer Partners LP, 4.9500%, 6/15/28	806,000	803,183
Energy Transfer Partners LP, 6.0000%, 6/15/48	914,000	911,084
Energy Transfer Partners LP / Regency Energy Finance Corp, 5.7500%, 9/1/20	512,000	532,122
EnLink Midstream Partners LP, 4.1500%, 6/1/25	466,000	430,556
EnLink Midstream Partners LP, 4.8500%, 7/15/26	1,273,000	1,205,849
EQT Midstream Partners LP, 5.5000%, 7/15/28	1,307,000	1,306,276

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2018

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments unaudited

June 30, 2018

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
Kinder Morgan Energy Partners LP, 3.5000%, 3/1/21	$317,000	$316,422
Kinder Morgan Energy Partners LP, 5.0000%, 10/1/21	728,000	755,941
Kinder Morgan Energy Partners LP, 3.9500%, 9/1/22	841,000	840,643
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	84,000	89,288
Motiva Enterprises LLC, 5.7500%, 1/15/20 (144A)	214,000	220,703
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	238,000	235,620
NGPL PipeCo LLC, 4.8750%, 8/15/27 (144A)	608,000	600,400
NuStar Logistics LP, 5.6250%, 4/28/27	1,375,000	1,330,313
Phillips 66 Partners LP, 3.6050%, 2/15/25	1,025,000	977,121
Phillips 66 Partners LP, 3.7500%, 3/1/28	413,000	385,833
Plains All American Pipeline LP / PAA Finance Corp, 4.6500%, 10/15/25	457,000	455,274
Regency Energy Partners LP / Regency Energy Finance Corp, 5.8750%, 3/1/22	1,064,000	1,125,286
Sabine Pass Liquefaction LLC, 5.0000%, 3/15/27	1,918,000	1,948,394
Williams Cos Inc, 3.7000%, 1/15/23	510,000	493,425
Williams Partners LP, 3.6000%, 3/15/22	572,000	569,054
		27,602,263
Financial Institutions – 0.7%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	2,121,000	2,168,339
Kennedy-Wilson Inc, 5.8750%, 4/1/24	2,485,000	2,410,450
		4,578,789
Insurance – 0.9%
Aetna Inc, 2.8000%, 6/15/23	804,000	766,470
Centene Corp, 4.7500%, 5/15/22	124,000	124,775
Centene Corp, 6.1250%, 2/15/24	1,068,000	1,125,405
Centene Corp, 4.7500%, 1/15/25	1,226,000	1,219,870
Centene Escrow I Corp, 5.3750%, 6/1/26 (144A)	857,000	868,252
UnitedHealth Group Inc, 2.3750%, 10/15/22	709,000	681,496
WellCare Health Plans Inc, 5.2500%, 4/1/25	1,290,000	1,283,550
		6,069,818
Natural Gas – 0.2%
Sempra Energy, ICE LIBOR USD 3 Month + 0.5000%, 2.8477%, 1/15/21‡	1,335,000	1,335,671
Owned No Guarantee – 0.3%
Syngenta Finance NV, 3.6980%, 4/24/20 (144A)	636,000	633,668
Syngenta Finance NV, 3.9330%, 4/23/21 (144A)	607,000	605,417
Syngenta Finance NV, 4.4410%, 4/24/23 (144A)	200,000	198,815
Syngenta Finance NV, 4.8920%, 4/24/25 (144A)	271,000	265,633
		1,703,533
Real Estate Investment Trusts (REITs) – 1.1%
Alexandria Real Estate Equities Inc, 2.7500%, 1/15/20	439,000	435,401
Alexandria Real Estate Equities Inc, 4.6000%, 4/1/22	2,162,000	2,230,763
Alexandria Real Estate Equities Inc, 4.5000%, 7/30/29	561,000	558,732
Reckson Operating Partnership LP, 7.7500%, 3/15/20	1,681,000	1,795,862
Senior Housing Properties Trust, 6.7500%, 4/15/20	456,000	472,446
Senior Housing Properties Trust, 6.7500%, 12/15/21	533,000	570,886
SL Green Realty Corp, 5.0000%, 8/15/18	984,000	985,465
		7,049,555
Technology – 4.0%
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.6250%, 1/15/24	632,000	611,548
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.1250%, 1/15/25	708,000	656,666
Cadence Design Systems Inc, 4.3750%, 10/15/24	2,887,000	2,922,947
Equinix Inc, 5.8750%, 1/15/26	57,000	57,741
Equinix Inc, 5.3750%, 5/15/27	256,000	255,360
Fidelity National Information Services Inc, 3.6250%, 10/15/20	508,000	511,284
Fidelity National Information Services Inc, 4.5000%, 10/15/22	601,000	619,889
First Data Corp, 7.0000%, 12/1/23 (144A)	1,879,000	1,957,129
Marvell Technology Group Ltd, 4.2000%, 6/22/23	619,000	618,167
Marvell Technology Group Ltd, 4.8750%, 6/22/28	700,000	694,642
Microchip Technology Inc, 3.9220%, 6/1/21 (144A)	703,000	704,114
Total System Services Inc, 3.8000%, 4/1/21	963,000	969,516

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments unaudited

June 30, 2018

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Technology – (continued)
Total System Services Inc, 4.8000%, 4/1/26	$2,691,000	$2,757,765
Trimble Inc, 4.1500%, 6/15/23	453,000	453,547
Trimble Inc, 4.7500%, 12/1/24	3,578,000	3,652,387
Trimble Inc, 4.9000%, 6/15/28	3,385,000	3,377,662
Verisk Analytics Inc, 4.8750%, 1/15/19	901,000	909,124
Verisk Analytics Inc, 5.8000%, 5/1/21	2,506,000	2,652,882
Verisk Analytics Inc, 4.1250%, 9/12/22	1,053,000	1,072,095
Verisk Analytics Inc, 5.5000%, 6/15/45	1,088,000	1,120,629
		26,575,094
Total Corporate Bonds (cost $244,311,993)		241,558,448
Mortgage-Backed Securities – 27.4%
Fannie Mae Pool:
6.0000%, 2/1/37	156,202	175,867
3.5000%, 10/1/42	742,614	744,558
4.5000%, 11/1/42	369,379	388,589
3.5000%, 12/1/42	1,702,937	1,701,622
3.0000%, 2/1/43	58,573	57,178
3.5000%, 2/1/43	2,340,400	2,338,590
3.5000%, 2/1/43	430,100	429,767
3.5000%, 3/1/43	1,319,140	1,318,120
3.0000%, 5/1/43	216,746	211,565
3.5000%, 4/1/44	837,370	840,419
5.0000%, 7/1/44	1,060,560	1,148,045
4.5000%, 10/1/44	753,861	794,857
3.5000%, 2/1/45	2,200,302	2,198,598
4.5000%, 3/1/45	1,245,405	1,313,193
4.5000%, 6/1/45	705,776	739,743
3.0000%, 10/1/45	400,273	388,006
3.0000%, 10/1/45	257,885	249,982
3.5000%, 12/1/45	735,893	737,677
3.0000%, 1/1/46	53,084	51,502
4.5000%, 2/1/46	1,448,179	1,522,922
3.0000%, 3/1/46	1,719,563	1,667,829
3.0000%, 3/1/46	1,148,882	1,114,317
3.5000%, 7/1/46	1,432,038	1,430,491
4.0000%, 10/1/46	64,159	65,674
3.0000%, 11/1/46	816,545	791,979
3.0000%, 11/1/46	325,122	315,715
3.0000%, 11/1/46	303,816	295,023
3.0000%, 2/1/47	2,189,581	2,139,576
4.0000%, 4/30/47	6,315,000	6,575,124
4.3888%, 4/30/47	1,966,000	1,956,156
4.0000%, 5/1/47	432,417	441,275
4.5000%, 5/1/47	226,826	238,881
4.5000%, 5/1/47	190,732	200,250
4.5000%, 5/1/47	186,579	195,690
4.5000%, 5/1/47	139,920	147,444
4.5000%, 5/1/47	131,225	137,632
4.5000%, 5/1/47	109,637	115,413
4.5000%, 5/1/47	64,079	67,276
4.5000%, 5/1/47	45,822	48,210
4.5000%, 5/1/47	42,749	44,978
3.5000%, 5/31/47	20,750,000	21,152,843
4.5000%, 5/31/47	7,474,000	7,901,894
4.5000%, 5/31/47	3,429,000	3,563,816
4.0000%, 6/1/47	239,379	244,858
4.0000%, 6/1/47	117,913	120,262
4.0000%, 6/1/47	113,173	115,763
4.0000%, 6/1/47	54,508	55,670

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2018

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments unaudited

June 30, 2018

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.5000%, 6/1/47	$819,073	$859,068
4.5000%, 6/1/47	80,353	84,542
4.0000%, 7/1/47	201,210	205,835
4.0000%, 7/1/47	195,793	200,274
4.0000%, 7/1/47	88,751	90,783
4.0000%, 7/1/47	60,695	62,085
4.5000%, 7/1/47	585,103	613,674
4.5000%, 7/1/47	527,919	553,698
4.5000%, 7/1/47	512,558	537,587
3.5000%, 8/1/47	634,629	632,960
3.5000%, 8/1/47	401,444	400,357
4.0000%, 8/1/47	1,068,023	1,090,197
4.0000%, 8/1/47	365,221	373,580
4.0000%, 8/1/47	214,207	219,110
4.0000%, 8/1/47	93,164	95,103
4.5000%, 8/1/47	716,646	751,639
4.5000%, 8/1/47	180,008	188,825
3.5000%, 9/1/47	7,866,203	7,830,729
4.0000%, 9/1/47	93,740	95,895
4.5000%, 9/1/47	616,037	646,211
4.5000%, 9/1/47	459,784	482,304
4.5000%, 9/1/47	417,589	438,043
3.5000%, 10/1/47	2,716,008	2,708,443
4.0000%, 10/1/47	457,507	468,021
4.0000%, 10/1/47	396,003	405,105
4.0000%, 10/1/47	381,539	390,308
4.0000%, 10/1/47	248,407	254,116
4.0000%, 10/1/47	209,695	214,515
4.5000%, 10/1/47	106,388	111,599
4.5000%, 10/1/47	48,895	51,282
4.0000%, 11/1/47	963,988	984,411
4.0000%, 11/1/47	577,917	590,303
4.0000%, 11/1/47	573,276	586,452
4.0000%, 11/1/47	178,359	182,458
4.5000%, 11/1/47	522,778	548,384
3.5000%, 12/1/47	971,318	966,937
3.5000%, 12/1/47	889,626	888,480
3.5000%, 12/1/47	185,714	185,222
4.0000%, 12/1/47	1,139,728	1,164,157
3.5000%, 1/1/48	657,513	657,057
3.5000%, 1/1/48	272,612	272,098
4.0000%, 1/1/48	2,269,864	2,322,868
4.0000%, 1/1/48	2,174,192	2,220,787
4.0000%, 1/1/48	2,156,897	2,205,927
3.5000%, 3/1/48	376,364	376,103
4.0000%, 3/1/48	934,610	956,434
4.5000%, 3/1/48	683,815	719,374
4.5000%, 4/1/48	517,953	545,447
4.0000%, 5/1/48	2,179,441	2,223,074
4.0000%, 5/1/48	1,832,917	1,869,429
4.5000%, 5/1/48	420,643	444,599
4.5000%, 5/1/48	358,026	376,094
4.0000%, 6/1/48	5,178,803	5,282,986
4.0000%, 6/1/48	880,000	897,530
4.5000%, 6/1/48	399,031	420,771
3.5000%, 8/1/56	3,404,394	3,380,708
3.0000%, 2/1/57	2,127,515	2,043,216
		122,862,033

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments unaudited

June 30, 2018

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Freddie Mac Gold Pool:
6.0000%, 4/1/40	$247,162	$277,887
3.5000%, 2/1/43	640,084	640,026
3.5000%, 2/1/44	927,303	927,218
4.5000%, 5/1/44	712,619	750,781
3.0000%, 1/1/45	874,567	850,859
4.0000%, 2/1/46	619,991	637,467
4.0000%, 5/1/46	436,075	446,166
3.5000%, 7/1/46	2,766,347	2,770,389
3.5000%, 7/1/46	568,867	566,862
3.0000%, 10/1/46	2,594,722	2,515,594
3.0000%, 12/1/46	4,675,364	4,532,706
4.0000%, 8/1/47	1,677,634	1,712,430
3.5000%, 9/1/47	2,224,552	2,219,185
3.5000%, 9/1/47	1,410,757	1,404,110
3.5000%, 9/1/47	806,746	802,945
3.5000%, 9/1/47	634,224	631,235
3.5000%, 10/1/47	1,812,910	1,804,205
3.5000%, 11/1/47	711,046	708,544
3.5000%, 12/1/47	2,616,956	2,612,671
3.5000%, 12/1/47	516,980	516,334
3.5000%, 2/1/48	252,416	251,319
3.5000%, 2/1/48	247,901	247,106
3.5000%, 3/1/48	3,386,749	3,374,377
3.5000%, 3/1/48	2,019,767	2,009,766
3.5000%, 3/1/48	484,601	482,197
4.0000%, 3/1/48	601,297	615,040
4.0000%, 4/1/48	2,588,980	2,639,742
4.0000%, 4/1/48	692,901	708,309
4.0000%, 5/1/48	2,406,664	2,455,284
4.0000%, 5/1/48	1,259,209	1,283,755
4.0000%, 6/1/48	2,856,051	2,913,752
4.0000%, 6/1/48	613,000	625,408
		44,933,669
Ginnie Mae I Pool:
4.5000%, 9/15/40	461,261	489,205
4.5000%, 5/15/41	418,630	440,215
4.0000%, 1/15/45	2,596,815	2,680,308
4.5000%, 8/15/46	2,949,388	3,137,591
4.0000%, 7/15/47	1,580,921	1,621,058
4.0000%, 8/15/47	330,453	338,842
4.0000%, 11/15/47	491,036	504,938
4.0000%, 12/15/47	653,463	671,991
		9,884,148
Ginnie Mae II Pool:
4.0000%, 8/20/47	254,673	262,747
4.0000%, 8/20/47	67,072	69,199
4.0000%, 8/20/47	46,295	47,744
3.0000%, 10/20/47	1,749,349	1,712,090
4.5000%, 5/20/48	1,203,468	1,270,413
4.5000%, 5/20/48	287,719	303,724
		3,665,917
Total Mortgage-Backed Securities (cost $183,736,542)		181,345,767
United States Treasury Notes/Bonds – 14.4%
2.5000%, 5/31/20	10,932,000	10,926,449
2.7500%, 5/31/23	5,495,000	5,499,937
2.7500%, 2/15/28	5,661,000	5,610,361
2.8750%, 5/15/28	14,286,500	14,308,823
3.6250%, 2/15/44	1,689,000	1,882,179

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2018

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments unaudited

June 30, 2018

Shares or Principal Amounts		Value
United States Treasury Notes/Bonds – (continued)
3.0000%, 5/15/47	$2,702,000	$2,706,961
2.7500%, 8/15/47	5,365,000	5,114,144
2.7500%, 11/15/47	13,937,000	13,284,247
3.0000%, 2/15/48	7,885,000	7,903,480
3.1250%, 5/15/48	27,308,500	28,039,366
Total United States Treasury Notes/Bonds (cost $93,816,164)		95,275,947
Investment Companies – 6.2%
Money Markets – 6.2%
Janus Henderson Cash Liquidity Fund LLC, 1.8501%ºº,£ (cost $40,624,773)	40,624,773	40,624,773
Total Investments (total cost $700,719,783) – 105.4%		696,617,387
Liabilities, net of Cash, Receivables and Other Assets – (5.4)%		(35,429,607)
Net Assets – 100%		$661,187,780

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$640,959,719	92.0%
Cayman Islands	32,607,094	4.7
Canada	8,780,001	1.3
United Kingdom	5,787,504	0.8
Germany	3,843,957	0.6
Israel	2,358,992	0.3
Switzerland	1,703,533	0.2
South Africa	313,612	0.1
Ireland	262,975	0.0

Total	$696,617,387	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments unaudited

June 30, 2018

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/18
Investment Companies – 6.2%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC,1.8237%ºº	$168∆	$-	$-	$-
Money Markets - 6.2%
Janus Henderson Cash Liquidity Fund LLC,1.8501%ºº	$457,949	$-	$-	$40,624,773
Total Affiliated Investments - 6.2%	$458,117	$-	$-	$40,624,773

	Share Balance at 12/31/17	Purchases	Sales	Share Balance at 6/30/18
Investment Companies - 6.2%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC,1.8237%ºº	-	21,063,750	(21,063,750)	-
Money Markets - 6.2%
Janus Henderson Cash Liquidity Fund LLC,1.8501%ºº	45,272,152	285,987,622	(290,635,001)	40,624,773

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	JUNE 30, 2018

Janus Henderson VIT Flexible Bond Portfolio

Notes to Schedule of Investments and Other Information unaudited

Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2018 is $124,260,811, which represents 18.8% of net assets.

(a)

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2018. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2018.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

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Notes to Schedule of Investments and Other Information unaudited

§				Schedule of Restricted and Illiquid Securities (as of June 30, 2018)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
loanDepot Station Place Agency Securitization Trust 2017-1, ICE LIBOR USD 1 Month + 1.0000%, 3.0911%, 11/25/50	11/29/17	$414,000	$412,971	0.1%
loanDepot Station Place Agency Securitization Trust 2017-1, ICE LIBOR USD 1 Month + 0.8000%, 2.8911%, 11/25/50	11/29/17	2,069,256	2,062,403	0.3
Moffett Towers Phase II, ICE LIBOR USD 1 Month + 2.8000%, 4.8740%, 6/15/21	6/25/18	1,715,485	1,715,450	0.2
Station Place Securitization Trust 2017-3, ICE LIBOR USD 1 Month + 1.0000%, 2.9613%, 7/24/18	8/11/17	1,899,000	1,899,053	0.3
Total		$6,097,741	$6,089,877	0.9%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2018. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$98,729,276	$-
Bank Loans and Mezzanine Loans	-	39,083,176	-
Corporate Bonds	-	241,558,448	-
Mortgage-Backed Securities	-	181,345,767	-
United States Treasury Notes/Bonds	-	95,275,947	-
Investment Companies	-	40,624,773	-
Total Assets	$-	$696,617,387	$-

20	JUNE 30, 2018

Janus Henderson VIT Flexible Bond Portfolio

Statement of Assets and Liabilities unaudited

June 30, 2018

Assets:
Unaffiliated investments, at value(1)	$655,992,614
Affiliated investments, at value(2)	40,624,773
Cash	197,734
Non-interested Trustees' deferred compensation	13,842
Receivables:
Investments sold	11,790,380
Interest	4,077,616
Portfolio shares sold	1,930,609
Dividends from affiliates	69,919
Other assets	74,118
Total Assets	714,771,605
Liabilities:
Payables:	—
Investments purchased	51,013,541
Portfolio shares repurchased	2,028,825
Advisory fees	278,469
12b-1 Distribution and shareholder servicing fees	82,567
Transfer agent fees and expenses	30,475
Non-affiliated portfolio administration fees payable	25,891
Professional fees	17,879
Non-interested Trustees' deferred compensation fees	13,842
Non-interested Trustees' fees and expenses	6,701
Affiliated portfolio administration fees payable	1,405
Custodian fees	742
Accrued expenses and other payables	83,488
Total Liabilities	53,583,825
Net Assets	$661,187,780
Net Assets Consist of:
Capital (par value and paid-in surplus)	$685,591,832
Undistributed net investment income/(loss)	2,131,924
Undistributed net realized gain/(loss) from investments	(22,433,579)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	(4,102,397)
Total Net Assets	$661,187,780
Net Assets - Institutional Shares	$271,611,270
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	24,042,094
Net Asset Value Per Share	$11.30
Net Assets - Service Shares	$389,576,510
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	31,625,979
Net Asset Value Per Share	$12.32

(1) Includes cost of $660,095,010. (2) Includes cost of $40,624,773.

See Notes to Financial Statements.

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Statement of Operations unaudited

For the period ended June 30, 2018

Investment Income:
Interest	$10,890,628
Dividends from affiliates	457,949
Affiliated securities lending income, net	168
Other income	18,918
Total Investment Income	11,367,663
Expenses:
Advisory fees	1,644,323
12b-1 Distribution and shareholder servicing fees:
Service Shares	485,286
Transfer agent administrative fees and expenses:
Institutional Shares	69,116
Service Shares	97,057
Other transfer agent fees and expenses:
Institutional Shares	4,962
Service Shares	3,837
Shareholder reports expense	42,138
Professional fees	26,306
Non-affiliated portfolio administration fees	25,892
Affiliated portfolio administration fees	14,984
Non-interested Trustees’ fees and expenses	11,654
Custodian fees	10,275
Registration fees	4,803
Other expenses	48,300
Total Expenses	2,488,933
Net Investment Income/(Loss)	8,878,730
Net Realized Gain/(Loss) on Investments:
Investments	(13,051,767)
Total Net Realized Gain/(Loss) on Investments	(13,051,767)
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(8,163,948)
Total Change in Unrealized Net Appreciation/Depreciation	(8,163,948)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(12,336,985)

See Notes to Financial Statements.

22	JUNE 30, 2018

Janus Henderson VIT Flexible Bond Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2018 (unaudited)	Year ended December 31, 2017

Operations:
Net investment income/(loss)	$8,878,730	$17,147,693
Net realized gain/(loss) on investments	(13,051,767)	1,927,983
Change in unrealized net appreciation/depreciation	(8,163,948)	5,918,589
Net Increase/(Decrease) in Net Assets Resulting from Operations	(12,336,985)	24,994,265
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Institutional Shares	(4,557,057)	(9,202,522)
Service Shares	(5,539,494)	(10,135,006)
Net Decrease from Dividends and Distributions to Shareholders	(10,096,551)	(19,337,528)
Capital Share Transactions:
Institutional Shares	(11,083,339)	(45,488,748)
Service Shares	(789,173)	(1,068,449)
Net Increase/(Decrease) from Capital Share Transactions	(11,872,512)	(46,557,197)
Net Increase/(Decrease) in Net Assets	(34,306,048)	(40,900,460)
Net Assets:
Beginning of period	695,493,828	736,394,288
End of period	$661,187,780	$695,493,828

Undistributed Net Investment Income/(Loss)	$2,131,924	$3,349,745

See Notes to Financial Statements.

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Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2018 (unaudited) and each year ended December 31	2018	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$11.69	$11.62	$11.67		$11.98	$11.82	$12.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(1)	0.30(1)	0.28(1)		0.28(1)	0.33(1)	0.38
Net realized and unrealized gain/(loss)	(0.36)	0.12	0.01		(0.25)	0.25	(0.40)
Total from Investment Operations	(0.20)	0.42	0.29		0.03	0.58	(0.02)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.35)	(0.34)		(0.28)	(0.42)	(0.30)
Distributions (from capital gains)	—	—	—		(0.06)	—	(0.45)
Total Dividends and Distributions	(0.19)	(0.35)	(0.34)		(0.34)	(0.42)	(0.75)
Net Asset Value, End of Period	$11.30	$11.69	$11.62		$11.67	$11.98	$11.82
Total Return*	(1.69)%	3.62%	2.46%		0.22%	4.94%	(0.06)%
Net Assets, End of Period (in thousands)	$271,611	$292,251	$335,208		$355,569	$363,977	$344,028
Average Net Assets for the Period (in thousands)	$278,874	$319,492	$350,120		$347,338	$345,064	$360,706
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.60%	0.60%	0.58%		0.57%	0.59%	0.56%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.60%	0.60%	0.58%		0.57%	0.58%	0.55%
Ratio of Net Investment Income/(Loss)	2.81%	2.51%	2.31%		2.33%	2.74%	2.35%
Portfolio Turnover Rate	126%(2)	130%(2)	112%		111%	144%	138%
				1

Service Shares
For a share outstanding during the period ended June 30, 2018 (unaudited) and each year ended December 31	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.73	$12.63	$12.66	$12.98	$12.78	$13.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(1)	0.29(1)	0.27(1)	0.27(1)	0.32(1)	0.38
Net realized and unrealized gain/(loss)	(0.39)	0.13	0.01	(0.27)	0.28	(0.44)
Total from Investment Operations	(0.23)	0.42	0.28	—	0.60	(0.06)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.32)	(0.31)	(0.26)	(0.40)	(0.27)
Distributions (from capital gains)	—	—	—	(0.06)	—	(0.45)
Total Dividends and Distributions	(0.18)	(0.32)	(0.31)	(0.32)	(0.40)	(0.72)
Net Asset Value, End of Period	$12.32	$12.73	$12.63	$12.66	$12.98	$12.78
Total Return*	(1.82)%	3.35%	2.22%	(0.06)%	4.69%	(0.32)%
Net Assets, End of Period (in thousands)	$389,577	$403,243	$401,186	$303,873	$207,850	$117,539
Average Net Assets for the Period (in thousands)	$391,516	$402,544	$383,710	$250,537	$146,672	$124,401
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.85%	0.85%	0.83%	0.82%	0.85%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%	0.85%	0.83%	0.82%	0.84%	0.80%
Ratio of Net Investment Income/(Loss)	2.57%	2.27%	2.06%	2.09%	2.49%	2.10%
Portfolio Turnover Rate	126%(2)	130%(2)	112%	111%	144%	138%

* Total return not annualized for periods of less than one full year and does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

24	JUNE 30, 2018

Janus Henderson VIT Flexible Bond Portfolio

Notes to Financial Statements unaudited

1. Organization and Significant Accounting Policies

Janus Henderson VIT Flexible Bond Portfolio(the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks to obtain maximum total return, consistent with preservation of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Notes to Financial Statements unaudited

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2018 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period ended. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Janus Henderson VIT Flexible Bond Portfolio

Notes to Financial Statements unaudited

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and

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Notes to Financial Statements unaudited

Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Portfolio’s total assets. Below are descriptions of the types of loans held by the Portfolio as of June 30, 2018.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In

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Notes to Financial Statements unaudited

other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. While the Portfolio generally expects to invest in fully funded term loans, certain of the loans in which the Portfolio may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks,

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corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. There were no securities on loan as of June 30, 2018.

Sovereign Debt

The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially

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the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Portfolio may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Portfolio will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Portfolio may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Portfolio could suffer a loss.

When-Issued and Delayed Delivery Securities

The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Portfolio may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $300 Million	0.55
Over $300 Million	0.45

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.57% of the Portfolio’s average daily net assets. Janus Capital has agreed to continue the waivers until at least May 1, 2019. If applicable, amounts waived and/or reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

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Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital provides oversight and coordination of the Portfolio’s service providers, recordkeeping, and other administrative services, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated Portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $20,480 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2018. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Portfolio, including services related to Portfolio accounting, calculation of the Portfolio’s daily NAV, and Portfolio audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Portfolio. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Portfolio’s assets, along with a flat fee, and is reimbursed by the Portfolio for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as “Non-affiliated portfolio administration fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus

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Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $260,650 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended June 30, 2018, the Portfolio engaged in cross trades amounting to $43,086,456 in purchases and $8,134,381 in sales, resulting in a net realized loss of $49,659. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

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Capital Loss Carryover Schedule
For the year ended December 31, 2017
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(8,538,547)	$ -	$ (8,538,547)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 702,315,203	$ 2,194,118	$ (7,891,934)	$ (5,697,816)

5. Capital Share Transactions

	Period ended June 30, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	1,273,347	$ 14,600,664	3,453,758	$ 40,639,685
Reinvested dividends and distributions	403,994	4,557,057	785,137	9,202,522
Shares repurchased	(2,634,109)	(30,241,060)	(8,082,750)	(95,330,955)
Net Increase/(Decrease)	(956,768)	$(11,083,339)	(3,843,855)	$(45,488,748)
Service Shares:
Shares sold	3,253,243	$ 40,686,467	6,337,426	$ 81,111,460
Reinvested dividends and distributions	450,365	5,539,494	794,338	10,135,006
Shares repurchased	(3,753,314)	(47,015,134)	(7,219,792)	(92,314,915)
Net Increase/(Decrease)	(49,706)	$ (789,173)	(88,028)	$ (1,068,449)

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$324,340,689	$ 326,483,588	$ 456,088,782	$ 466,006,122

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim

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periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2018 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

December 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s

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Additional Information (unaudited)

underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for

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the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

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Additional Information (unaudited)

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Additional Information (unaudited)

Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees

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Additional Information (unaudited)

also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus

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Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

January 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the

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agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded

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that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund

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expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the

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Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the

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Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s

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capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the

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receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Perkins and Intech are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Portfolios distributed by Janus Henderson Distributors

109-24-81114 08-18

SEMIANNUAL REPORT June 30, 2018

Janus Henderson VIT Forty Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Forty Portfolio

Janus Henderson VIT Forty Portfolio (unaudited)

PORTFOLIO SNAPSHOT

We believe that constructing a concentrated Portfolio of quality growth companies will allow us to outperform our benchmark over time. We define quality as companies that enjoy sustainable “moats” around their businesses, potentially allowing them to grow faster, with higher returns, than their competitors. We believe the market often underestimates these companies’ sustainable competitive advantage periods.

Doug Rao co-portfolio manager	Nick Schommer co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended June 30, 2018, the Portfolio’s Institutional Shares and Service Shares returned 11.31% and 11.20%, respectively, versus a return of 7.25% for the Portfolio’s primary benchmark, the Russell 1000® Growth Index. The Portfolio’s secondary benchmark, the S&P 500® Index, returned 2.65% for the period.

INVESTMENT ENVIRONMENT

Volatility returned to the U.S. equities market. Weighing on investor confidence were concerns that the Federal Reserve (Fed) may increase interest rates at a faster pace than currently projected. Global trade tensions were also a source of volatility. Despite these worries, U.S. stocks delivered gains during the period as a result of solid corporate earnings and increased merger-and-acquisition activity.

PERFORMANCE DISCUSSION

The Portfolio outperformed its primary benchmark, the Russell 1000 Growth Index, and its secondary benchmark, the S&P 500 Index, during the period. As part of our investment strategy, we seek companies that have built clear, sustainable competitive moats around their businesses, which should help them grow market share within their respective industries over time. Important competitive advantages could include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage or patent protection over valuable intellectual property. We think emphasizing these sustainable competitive advantages can be a meaningful driver of outperformance over longer time horizons because the market often underestimates the duration of growth for these companies and the long-term potential return to shareholders. This period we saw a number of companies in our Portfolio put up impressive results, further validating our view that they are well positioned to grow in excess of the market.

Amazon was our largest contributor. Acceleration of its cloud business and continued margin improvement for its core retail business helped drive the stock. Potential for Amazon to leverage its platform to expand into new industries has also driven the stock higher in recent months. Amazon is a longtime holding in our Portfolio and our views on the company remain the same: The company’s scale and distribution advantage have entrenched it as the dominant e-commerce platform, which should allow it to continue gaining consumer wallet share as shopping gravitates to online and mobile purchases. Meanwhile, Amazon Web Services is revolutionizing the way companies utilize IT services, using its scale to offer a disruptive pricing model to businesses seeking IT functions in the cloud.

Mastercard also contributed meaningfully to performance. The company has strung together several quarters of strong revenue and earnings growth. Mastercard is a longtime holding in the Portfolio, and similar to some of our other top contributors, the secular tailwinds and competitive advantages underpinning our investment thesis remain unchanged. Our long-term view is that there are network effects buttressing established payments businesses such as Mastercard, and that the company is poised to benefit as consumers and businesses switch from cash and check to plastic and electronic payments. Mastercard is particularly well positioned to benefit from this shift because a majority of its revenues are generated outside the U.S., where many markets have a lower penetration of card and electronic payments and are experiencing significantly faster electronic purchase volume growth.

Salesforce was another contributor. Strong revenue growth and continued appreciation for its business model drove the stock higher. We continue to like Salesforce’s

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Janus Henderson VIT Forty Portfolio (unaudited)

position as a leader in cloud-based enterprise software, and believe it will benefit as marketing and sales departments move more functions from on-premises software to the cloud, and as the company moves into new adjacencies beyond sales and marketing verticals.

While pleased with the results of most companies in our Portfolio, we still held stocks that detracted. Celgene was our largest detractor. Concerns about its product pipeline and patent risk for one of its largest drugs have been an overhang for the stock. An announcement that the company’s business development chief was leaving also weighed on the stock.

Starbucks also detracted. The stock was down after the coffee company revised down its fiscal year 2018 guidance, due in large part to slowing growth in China. While the company will likely begin returning more cash to shareholders, its future growth has been called into question and we are reviewing the stock.

Citigroup was another detractor. Concerns about how tariffs or a potential trade war might impact the global business weighed on the stock. We are less concerned about a trade war, however, and believe the market is overlooking several positive tailwinds for the company including deregulation, rising interest rates and an increasing ability to return more cash to shareholders.

OUTLOOK

We are encouraged by the strength of the U.S. economy. While the expansion period has been long, the recovery has been muted and annual growth over the past decade has been near historical lows, leading us to believe we are still in the middle innings of expansion. While a trade war would be a headwind for growth, we still think that outcome is far from certain. Further, we believe other tailwinds such as deregulation and tax cuts could still buttress economic growth.

Valuations, however, look more full, and against that backdrop, companies will need to demonstrate earnings growth to drive further stock price appreciation. We believe our Portfolio is well positioned for this environment. Many of our holdings underpin some of the most powerful secular growth themes in today’s economy: the shift from traditional brick and mortar shopping to online spending, the switch of enterprise software from on-premises to the cloud, a proliferation of connected devices in the home and business, the shift in autos from the combustible engine to electronic vehicles and a growing global middle class, to name a few. While these themes may be well known, they are still nascent in their development. We remain confident in our companies’ ability to grow earnings as these themes progress, and welcome an environment where earnings growth is a key determinant of stock performance.

Thank you for your investment in Janus Henderson VIT Forty Portfolio.

2	JUNE 30, 2018

Janus Henderson VIT Forty Portfolio (unaudited)

Portfolio At A Glance

June 30, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Amazon.com Inc	1.98%	Celgene Corp	-0.65%
	Mastercard Inc	1.63%	Starbucks Corp	-0.40%
	salesforce.com Inc	1.52%	Shire PLC Sponsored ADR	-0.35%
	Netflix Inc	0.85%	Citigroup Inc	-0.31%
	Adobe Systems Inc	0.84%	Nektar Therapeutics	-0.28%

	5 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	2.09%	43.78%	39.09%
	Industrials	1.70%	4.79%	12.48%
	Consumer Discretionary	1.22%	16.03%	18.66%
	Consumer Staples	0.80%	0.00%	6.17%
	Telecom Services	0.12%	0.00%	0.87%

	5 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Financials	-1.28%	10.67%	3.45%
	Other**	-0.16%	3.12%	0.00%
	Health Care	-0.12%	14.91%	12.69%
	Materials	-0.02%	4.78%	3.43%
	Utilities	0.00%	0.00%	0.01%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Portfolio At A Glance

June 30, 2018

5 Largest Equity Holdings - (% of Net Assets)
Amazon.com Inc
Internet & Direct Marketing Retail	6.3%
Mastercard Inc
Information Technology Services	6.0%
Alphabet Inc
Internet Software & Services	5.9%
Microsoft Corp
Software	5.7%
salesforce.com Inc
Software	5.1%
29.0%

Asset Allocation - (% of Net Assets)
Common Stocks	97.2%
Investment Companies	3.0%
Other	(0.2)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2018	As of December 31, 2017

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Janus Henderson VIT Forty Portfolio (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2018						per the April 30, 2018 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Institutional Shares	11.31%	21.86%	17.11%	9.20%	11.72%	0.82%
Service Shares	11.20%	21.58%	16.82%	8.92%	11.41%	1.06%
Russell 1000 Growth Index	7.25%	22.51%	16.36%	11.83%	7.84%
S&P 500 Index	2.65%	14.37%	13.42%	10.17%	7.97%
Morningstar Quartile - Institutional Shares	-	2nd	1st	3rd	1st
Morningstar Ranking - based on total returns for Large Growth Funds	-	488/1,497	157/1,382	880/1,194	11/636

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

These returns do not reflect the fees, charges, or expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included such fees, charges, or expenses.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

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Performance

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – May 1 ,1997

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Janus Henderson VIT Forty Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Net Annualized Expense Ratio (1/1/18 - 6/30/18)
Institutional Shares	$1,000.00	$1,113.10	$3.82	$1,000.00	$1,021.17	$3.66	0.73%
Service Shares	$1,000.00	$1,112.00	$5.08	$1,000.00	$1,019.98	$4.86	0.97%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Schedule of Investments (unaudited)

June 30, 2018

Shares		Value
Common Stocks – 97.2%
Aerospace & Defense – 2.2%
Boeing Co	55,135	$18,498,344
Auto Components – 1.8%
Aptiv PLC	160,484	14,705,149
Banks – 4.2%
Bank of America Corp	547,203	15,425,653
Citigroup Inc	294,511	19,708,676
		35,134,329
Biotechnology – 3.6%
Celgene Corp*	156,694	12,444,637
Regeneron Pharmaceuticals Inc*	49,261	16,994,552
		29,439,189
Capital Markets – 5.7%
Charles Schwab Corp	361,578	18,476,636
Goldman Sachs Group Inc	18,620	4,107,013
Intercontinental Exchange Inc	330,248	24,289,740
		46,873,389
Chemicals – 3.9%
Air Products & Chemicals Inc	88,213	13,737,411
Sherwin-Williams Co	45,567	18,571,742
		32,309,153
Construction Materials – 1.0%
Vulcan Materials Co	61,911	7,990,234
Electronic Equipment, Instruments & Components – 1.7%
TE Connectivity Ltd	151,800	13,671,108
Equity Real Estate Investment Trusts (REITs) – 2.0%
American Tower Corp	112,448	16,211,628
Health Care Equipment & Supplies – 5.2%
Boston Scientific Corp*	702,799	22,981,527
Intuitive Surgical Inc*	41,356	19,788,019
		42,769,546
Health Care Providers & Services – 1.9%
Humana Inc	54,017	16,077,080
Hotels, Restaurants & Leisure – 2.0%
Starbucks Corp	337,145	16,469,533
Information Technology Services – 7.3%
Mastercard Inc	251,687	49,461,529
PayPal Holdings Inc*	134,579	11,206,393
		60,667,922
Internet & Direct Marketing Retail – 9.1%
Amazon.com Inc*	30,660	52,115,869
Booking Holdings Inc*	5,320	10,784,119
Netflix Inc*	32,596	12,759,052
		75,659,040
Internet Software & Services – 11.6%
Alibaba Group Holding Ltd (ADR)*	88,136	16,351,872
Alphabet Inc*	43,499	48,529,659
Facebook Inc*	161,114	31,307,672
		96,189,203
Media – 0.9%
Live Nation Entertainment Inc*	151,779	7,371,906
Pharmaceuticals – 4.2%
Allergan PLC	91,562	15,265,217
Nektar Therapeutics*	63,224	3,087,228
Zoetis Inc	195,015	16,613,328
		34,965,773
Professional Services – 1.3%
CoStar Group Inc*	25,550	10,542,697

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2018

Janus Henderson VIT Forty Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Shares		Value
Common Stocks – (continued)
Road & Rail – 2.3%
Union Pacific Corp	136,535	$19,344,279
Semiconductor & Semiconductor Equipment – 7.8%
ASML Holding NV	117,016	23,165,658
NVIDIA Corp	58,357	13,824,773
Texas Instruments Inc	246,365	27,161,741
		64,152,172
Software – 15.1%
Activision Blizzard Inc	259,408	19,798,019
Adobe Systems Inc*	64,366	15,693,074
Microsoft Corp	480,336	47,365,933
salesforce.com Inc*	310,784	42,390,938
		125,247,964
Textiles, Apparel & Luxury Goods – 2.4%
NIKE Inc	252,646	20,130,833
Total Common Stocks (cost $526,595,709)		804,420,471
Investment Companies – 3.0%
Money Markets – 3.0%
Janus Henderson Cash Liquidity Fund LLC, 1.8501%ºº,£ (cost $24,648,254)	24,648,254	24,648,254
Total Investments (total cost $551,243,963) – 100.2%		829,068,725
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(1,942,301)
Net Assets – 100%		$827,126,424

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$789,551,195	95.2%
Netherlands	23,165,658	2.8
China	16,351,872	2.0

Total	$829,068,725	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT Forty Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/18
Investment Companies - 3.0%
Money Markets - 3.0%
Janus Henderson Cash Liquidity Fund LLC,1.8501%ºº	$194,195	$-	$-	$24,648,254

	Share Balance at 12/31/17	Purchases	Sales	Share Balance at 6/30/18
Investment Companies - 3.0%
Money Markets - 3.0%
Janus Henderson Cash Liquidity Fund LLC,1.8501%ºº	38,903,503	75,177,751	(89,433,000)	24,648,254

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2018

Janus Henderson VIT Forty Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Growth Index	Russell 1000® Growth Index reflects the performance of U.S. large-cap equities with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2018.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$804,420,471	$-	$-
Investment Companies	-	24,648,254	-
Total Assets	$804,420,471	$24,648,254	$-

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Janus Henderson VIT Forty Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2018

Assets:
Unaffiliated investments, at value(1)	$804,420,471
Affiliated investments, at value(2)	24,648,254
Non-interested Trustees' deferred compensation	17,324
Receivables:
Investments sold	3,925,347
Dividends	261,157
Portfolio shares sold	94,399
Dividends from affiliates	32,089
Other assets	1,546
Total Assets	833,400,587
Liabilities:
Due to custodian	10,414
Payables:	—
Investments purchased	5,092,003
Advisory fees	457,333
Portfolio shares repurchased	453,782
12b-1 Distribution and shareholder servicing fees	106,917
Transfer agent fees and expenses	38,365
Non-interested Trustees' deferred compensation fees	17,324
Non-affiliated portfolio administration fees payable	15,072
Professional fees	13,792
Non-interested Trustees' fees and expenses	7,178
Affiliated portfolio administration fees payable	1,786
Custodian fees	198
Accrued expenses and other payables	59,999
Total Liabilities	6,274,163
Net Assets	$827,126,424
Net Assets Consist of:
Capital (par value and paid-in surplus)	$518,527,820
Undistributed net investment income/(loss)	(107,304)
Undistributed net realized gain/(loss) from investments	30,878,428
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	277,827,480
Total Net Assets	$827,126,424
Net Assets - Institutional Shares	$333,147,432
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,670,494
Net Asset Value Per Share	$38.42
Net Assets - Service Shares	$493,978,992
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,632,824
Net Asset Value Per Share	$36.23

(1) Includes cost of $526,595,709. (2) Includes cost of $24,648,254.

See Notes to Financial Statements.

12	JUNE 30, 2018

Janus Henderson VIT Forty Portfolio

Statement of Operations (unaudited)

For the period ended  June 30, 2018

Investment Income:
Dividends	$3,288,073
Dividends from affiliates	194,195
Foreign tax withheld	(29,706)
Total Investment Income	3,452,562
Expenses:
Advisory fees	2,622,113
12b-1 Distribution and shareholder servicing fees:
Service Shares	608,374
Transfer agent administrative fees and expenses:
Institutional Shares	80,981
Service Shares	121,675
Other transfer agent fees and expenses:
Institutional Shares	5,627
Service Shares	4,636
Professional fees	20,817
Affiliated portfolio administration fees	18,516
Non-affiliated portfolio administration fees	15,073
Non-interested Trustees’ fees and expenses	13,376
Registration fees	9,124
Custodian fees	6,198
Other expenses	18,435
Total Expenses	3,544,945
Net Investment Income/(Loss)	(92,383)
Net Realized Gain/(Loss) on Investments:
Investments	31,148,853
Total Net Realized Gain/(Loss) on Investments	31,148,853
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	54,645,810
Total Change in Unrealized Net Appreciation/Depreciation	54,645,810
Net Increase/(Decrease) in Net Assets Resulting from Operations	$85,702,280

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Forty Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2018 (unaudited)	Year ended December 31, 2017

Operations:
Net investment income/(loss)	$(92,383)	$(731,720)
Net realized gain/(loss) on investments	31,148,853	115,587,643
Change in unrealized net appreciation/depreciation	54,645,810	79,778,500
Net Increase/(Decrease) in Net Assets Resulting from Operations	85,702,280	194,634,423
Dividends and Distributions to Shareholders:
Distributions from Net Realized Gain from Investment Transactions
Institutional Shares	(44,744,555)	(15,738,032)
Service Shares	(70,046,355)	(24,926,390)
Net Decrease from Dividends and Distributions to Shareholders	(114,790,910)	(40,664,422)
Capital Share Transactions:
Institutional Shares	34,253,151	(8,524,718)
Service Shares	45,735,071	(56,736,961)
Net Increase/(Decrease) from Capital Share Transactions	79,988,222	(65,261,679)
Net Increase/(Decrease) in Net Assets	50,899,592	88,708,322
Net Assets:
Beginning of period	776,226,832	687,518,510
End of period	$827,126,424	$776,226,832

Undistributed Net Investment Income/(Loss)	$(107,304)	$(14,921)

See Notes to Financial Statements.

14	JUNE 30, 2018

Janus Henderson VIT Forty Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2018 (unaudited) and each year ended December 31	2018	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$39.76	$32.19	$36.37		$40.27	$53.34	$40.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.02(1)	0.05(1)		0.03(1)	0.03(1)	0.38
Net realized and unrealized gain/(loss)	4.57	9.58	0.58		4.77	3.08	12.34
Total from Investment Operations	4.60	9.60	0.63		4.80	3.11	12.72
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—		—	(0.09)	(0.33)
Distributions (from capital gains)	(5.94)	(2.03)	(4.81)		(8.70)	(16.09)	—
Total Dividends and Distributions	(5.94)	(2.03)	(4.81)		(8.70)	(16.18)	(0.33)
Net Asset Value, End of Period	$38.42	$39.76	$32.19		$36.37	$40.27	$53.34
Total Return*	11.31%	30.31%	2.20%		12.22%	8.73%	31.23%
Net Assets, End of Period (in thousands)	$333,147	$309,258	$257,009		$295,725	$299,546	$355,429
Average Net Assets for the Period (in thousands)	$326,517	$297,125	$273,374		$298,904	$307,359	$491,231
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%	0.82%	0.72%		0.69%	0.57%	0.55%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.82%	0.72%		0.69%	0.57%	0.55%
Ratio of Net Investment Income/(Loss)	0.13%	0.05%	0.15%		0.08%	0.07%	0.31%
Portfolio Turnover Rate	19%	39%	53%		55%	46%	61%
				1

Service Shares
For a share outstanding during the period ended June 30, 2018 (unaudited) and each year ended December 31	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$37.84	$30.79	$35.08	$39.21	$52.40	$40.28
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.02)(1)	(0.07)(1)	(0.03)(1)	(0.06)(1)	(0.07)(1)	—(2)
Net realized and unrealized gain/(loss)	4.35	9.15	0.55	4.63	2.99	12.38
Total from Investment Operations	4.33	9.08	0.52	4.57	2.92	12.38
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	(0.02)	(0.26)
Distributions (from capital gains)	(5.94)	(2.03)	(4.81)	(8.70)	(16.09)	—
Total Dividends and Distributions	(5.94)	(2.03)	(4.81)	(8.70)	(16.11)	(0.26)
Net Asset Value, End of Period	$36.23	$37.84	$30.79	$35.08	$39.21	$52.40
Total Return*	11.20%	29.99%	1.94%	11.94%	8.47%	30.89%
Net Assets, End of Period (in thousands)	$493,979	$466,969	$430,510	$501,003	$492,253	$526,971
Average Net Assets for the Period (in thousands)	$490,608	$457,168	$464,943	$501,868	$493,575	$486,845
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.97%	1.06%	0.97%	0.94%	0.82%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	1.06%	0.97%	0.94%	0.82%	0.81%
Ratio of Net Investment Income/(Loss)	(0.12)%	(0.19)%	(0.09)%	(0.17)%	(0.17)%	0.04%
Portfolio Turnover Rate	19%	39%	53%	55%	46%	61%

* Total return not annualized for periods of less than one full year and does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Forty Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Forty Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as nondiversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

16	JUNE 30, 2018

Janus Henderson VIT Forty Portfolio

Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2018 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Janus Aspen Series	17

Janus Henderson VIT Forty Portfolio

Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital,

18	JUNE 30, 2018

Janus Henderson VIT Forty Portfolio

Notes to Financial Statements (unaudited)

and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index. The Portfolio's benchmark index used in the calculation is the Russell 1000® Growth Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended  June 30, 2018, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.72%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services

Janus Aspen Series	19

Janus Henderson VIT Forty Portfolio

Notes to Financial Statements (unaudited)

provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital provides oversight and coordination of the Portfolio’s service providers, recordkeeping, and other administrative services, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated Portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $20,480 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended  June 30, 2018. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Portfolio, including services related to Portfolio accounting, calculation of the Portfolio’s daily NAV, and Portfolio audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Portfolio. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Portfolio’s assets, along with a flat fee, and is reimbursed by the Portfolio for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as “Non-affiliated portfolio administration fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,”

20	JUNE 30, 2018

Janus Henderson VIT Forty Portfolio

Notes to Financial Statements (unaudited)

and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended  June 30, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $260,650 were paid by the Trust to the Trustees under the Deferred Plan during the period ended  June 30, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended  June 30, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended  June 30, 2018, the Portfolio engaged in cross trades amounting to $612,075 in sales, resulting in a net realized gain of $232,052. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 551,513,709	$287,840,128	$(10,285,112)	$ 277,555,016

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Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended June 30, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	409,895	$17,529,748	790,876	$ 28,902,402
Reinvested dividends and distributions	1,145,241	44,744,555	427,548	15,738,032
Shares repurchased	(663,036)	(28,021,152)	(1,424,785)	(53,165,152)
Net Increase/(Decrease)	892,100	$34,253,151	(206,361)	$ (8,524,718)
Service Shares:
Shares sold	505,964	$20,409,119	1,169,490	$ 40,949,527
Reinvested dividends and distributions	1,900,851	70,046,355	710,558	24,926,390
Shares repurchased	(1,114,908)	(44,720,403)	(3,522,268)	(122,612,878)
Net Increase/(Decrease)	1,291,907	$45,735,071	(1,642,220)	$(56,736,961)

6. Purchases and Sales of Investment Securities

For the period ended  June 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$146,733,466	$ 173,220,523	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2018 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

December 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s

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Additional Information (unaudited)

underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for

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Additional Information (unaudited)

the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

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The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were

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reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees

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also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus

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Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

January 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the

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agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded

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that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund

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Additional Information (unaudited)

expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the

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Additional Information (unaudited)

Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the

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Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s

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Additional Information (unaudited)

capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the

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Janus Henderson VIT Forty Portfolio

Additional Information (unaudited)

receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

NotesPage1

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Perkins and Intech are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Portfolios distributed by Janus Henderson Distributors

109-24-81115 08-18

SEMIANNUAL REPORT June 30, 2018

Janus Henderson VIT Global Research Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Global Research Portfolio

Janus Henderson VIT Global Research Portfolio (unaudited)

PORTFOLIO SNAPSHOT

By investing in the best ideas from each global research sector team, this global large-cap growth portfolio seeks long-term growth of capital with volatility similar to its peers. Our analysts scour the globe to identify industry-leading companies with brand power, enduring business models and strong competitive positioning.

Team-Based Approach Led by Carmel Wellso, Director of Research

PERFORMANCE OVERVIEW

Janus Henderson VIT Global Research Portfolio’s Institutional Shares and Service Shares returned 2.57% and 2.45%, respectively, over the six-month period ended June 30, 2018, while its primary benchmark, the MSCI World IndexSM, and its secondary benchmark, the MSCI All Country World IndexSM, returned 0.43% and -0.43%, respectively.

MARKET ENVIRONMENT

Volatility returned to global equities markets. Weighing on investor confidence were concerns that the Federal Reserve (Fed) may increase interest rates at a faster pace than previously projected. Global trade tensions were also a source of volatility. Despite these worries, the MSCI World Index notched modest gains during the period. Technology and energy were the highest-returning sectors within the index.

PERFORMANCE DISCUSSION

While we aim to outperform over shorter periods, our goal is to provide consistent outperformance long term by focusing on what we consider our strength: picking stocks and avoiding macroeconomic risks. Stocks are selected by our six global sector teams, which employ a bottom-up, fundamental approach to identify what we consider the best global opportunities.

This period, our stock selection in the financial and energy sectors were large contributors to relative performance. Within the financial sector, Mastercard was a large contributor. The company has strung together several quarters of strong revenue and earnings growth, validating its long-term potential. Mastercard is a longtime holding in the Portfolio, and the secular tailwinds and competitive advantages underpinning our investment thesis remain unchanged. Our long-term view is that there are network effects buttressing established payments businesses such as Mastercard, and that the company is poised to benefit as consumers and businesses switch from cash and check to plastic and electronic payments. Mastercard is particularly well positioned to benefit from this shift because a majority of its revenues are generated outside the U.S., where many markets have a lower penetration of card and electronic payments and are experiencing significantly faster electronic purchase volume growth.

On an absolute basis, Amazon was our largest contributor. Acceleration of its cloud business and continued margin improvement for its core retail business helped drive the stock. Potential for Amazon to leverage its platform to expand into new industries has also driven the stock higher in recent months. Amazon is a longtime holding in our Portfolio and our views on the company remain the same: The company’s scale and distribution advantage have entrenched it as the dominant e-commerce platform, which should allow it to continue gaining consumer wallet share as shopping gravitates to online and mobile purchases. Meanwhile, Amazon Web Services is revolutionizing the way companies utilize IT services, using its scale to offer a disruptive pricing model to businesses seeking IT functions in the cloud.

Adobe was another top contributor. Stock of the software maker rose midway through the first quarter due, in part, to bullish comments from management. The company believes its Creative Cloud suite should benefit from both pricing and new subscriber growth. As many of these new customers will be channeled through the company’s website, the incremental operating margin should be significant, in our view. Similarly, any price increases should fall straight to the bottom line. Management also stated that it sees a long runway for growth, as the digitalization of the economy is just ramping up.

While pleased with the results of many stocks in our Portfolio, we still had holdings that detracted from performance. Stock selection in the health care sector detracted from relative results. Nektar Therapeutics was our largest detractor within the sector. Shares of the biotech company fell after a clinical trial update on the

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company’s experimental immuno-oncology treatment, NKTR-214, showed melanoma and renal cell cancer patients did not respond as well to the drug as seen in earlier cohorts of patients. While the results were a setback, we believe that on further follow-up with larger numbers of patients there will be shown to be a benefit from the therapy. We still see exciting potential for NKTR-214 to be used in regimens to fight multiple types of cancer, and also like other treatments in the company’s pipeline.

Outside the health care sector, British American Tobacco was a large detractor. The company, and the tobacco sector as a whole, has been weak since the FDA’s announcement it intends to begin a consultation to seek to reduce the nicotine levels in combustible cigarettes. A combination of rising bond yields impacting tobacco as a bond proxy sector and some weakness of the U.S. Dollar have also affected the stock. Another factor weighing on the stock is uncertainty regarding growth, as the marketplace fragments from one dominated by combustible cigarettes to one in which a series of potential next generation products including vaping and heated tobacco exists. We continue to like the company, however, believing that British American Tobacco has the most complete Next Generation Product line up, with a broad range of heated tobacco and vapor products. We believe that these will be an important growth category for the firm in 2018 and beyond. British American continued to earn high returns on invested capital, and we believe it is poised to generate steady profit growth as well as an attractive dividend yield.

Parker Hannifin was another detractor. Although the industrial manufacturer reported strong growth in orders during the first quarter, the stock fell after North American profit margins disappointed versus high expectations. We believe the main causes were product mix and inefficiencies caused by plant closures, a result of the integration of Clarcor, which Parker acquired in 2016. We believe these headwinds are temporary and set up for better incremental margins in 2019. Parker’s organic growth is encouraging, and management expects that the company will deliver record sales in fiscal year 2018. Further, Parker is focused on reducing costs and optimizing performance, which, along with a lower U.S. corporate tax rate, should boost earnings.

OUTLOOK

In recent months, global trade tensions have come to dominate equity markets. We believe these tensions now pose the greatest risk to stocks, especially if a trade war causes consumer and corporate confidence to wane. Indeed, individuals and companies are unlikely to spend if growth – supported by integrated supply chains and access to global markets – falters.

So far, though, our analysts report that most firms seem undeterred by potential trade restrictions and continue to invest. We also see a healthy number of mergers and acquisitions, and retail sales have been robust. Given this behavior, we believe the economy remains on sound footing. We also think tariffs, if and when they are applied, will not be so severe that they lead to a debilitating trade war. After all, it would be counterproductive for the Trump administration to upset global economic growth or to sap the strength of the U.S. technology sector.

With that in mind, we think valuations look attractive. Large-cap stocks, in particular, have an average price-to-earnings (P/E) ratio of 16 to 17. Such P/Es are undemanding in light of continued strength in corporate earnings, still-unrealized savings from tax reform and historically low interest rates. Multiples for small- and mid-cap stocks have pushed higher, but these market caps benefit from a larger universe of stocks, allowing us to be selective.

We believe attractive valuations and solid earnings will help offset higher long-term rates, should they materialize. Therefore, our base case remains: Although we don’t expect multiples to expand, we think stocks can deliver positive returns on underlying earnings growth. That leads us to favor growth stocks across most sectors, with a long-term bias toward growth sectors in health care and technology. Trade tensions may make headlines, but fundamentals drive our confidence.

Thank you for your investment in Janus Henderson VIT Global Research Portfolio.

2	JUNE 30, 2018

Janus Henderson VIT Global Research Portfolio (unaudited)

Portfolio At A Glance

June 30, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Amazon.com Inc	0.75%	British American Tobacco PLC	-0.38%
	Adobe Systems Inc	0.44%	Parker-Hannifin Corp	-0.32%
	Mastercard Inc	0.41%	Nektar Therapeutics	-0.28%
	salesforce.com Inc	0.37%	Shin-Etsu Chemical Co Ltd	-0.24%
	Safran SA	0.33%	Mitsubishi UFJ Financial Group Inc	-0.23%

	5 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	MSCI World Index
		Contribution	(Average % of Equity)	Weighting
	Financials	1.08%	21.94%	22.06%
	Energy	0.43%	9.30%	9.18%
	Technology	0.31%	19.22%	19.46%
	Industrials	0.25%	19.39%	19.43%
	Consumer	0.13%	17.51%	17.76%

	2 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	MSCI World Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	-0.08%	12.07%	12.10%
	Other**	-0.04%	0.57%	0.01%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Henderson Research Team.
**	Not a covered sector.

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Portfolio At A Glance

June 30, 2018

5 Largest Equity Holdings - (% of Net Assets)
Alphabet Inc
Internet Software & Services	2.8%
Amazon.com Inc
Internet & Direct Marketing Retail	2.6%
Coca-Cola Co
Beverages	2.0%
Safran SA
Aerospace & Defense	1.9%
JPMorgan Chase & Co
Banks	1.9%
11.2%

Asset Allocation - (% of Net Assets)
Common Stocks	99.0%
Investment Companies	0.8%
Other	0.2%
100.0%

Emerging markets comprised 6.1% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2018	As of December 31, 2017

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Janus Henderson VIT Global Research Portfolio (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2018						per the April 30, 2018 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Institutional Shares	2.57%	12.92%	10.51%	7.15%	8.36%	0.64%
Service Shares	2.45%	12.64%	10.24%	6.88%	8.08%	0.89%
MSCI World Index	0.43%	11.09%	9.94%	6.26%	7.05%
MSCI All Country World Index	-0.43%	10.73%	9.41%	5.80%	N/A**
Morningstar Quartile - Institutional Shares	-	2nd	2nd	2nd	2nd
Morningstar Ranking - based on total returns for World Large Stock Funds	-	251/895	202/708	143/508	65/152

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

These returns do not reflect the fees, charges, or expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included such fees, charges, or expenses.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

Janus Aspen Series	5

Janus Henderson VIT Global Research Portfolio (unaudited)

Performance

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

**Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

6	JUNE 30, 2018

Janus Henderson VIT Global Research Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Net Annualized Expense Ratio (1/1/18 - 6/30/18)
Institutional Shares	$1,000.00	$1,025.70	$2.86	$1,000.00	$1,021.97	$2.86	0.57%
Service Shares	$1,000.00	$1,024.50	$4.12	$1,000.00	$1,020.73	$4.11	0.82%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	7

Janus Henderson VIT Global Research Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Shares		Value
Common Stocks – 99.0%
Aerospace & Defense – 3.4%
Boeing Co	10,121	$3,395,697
L3 Technologies Inc	37,615	7,234,117
Safran SA	116,773	14,164,302
		24,794,116
Airlines – 1.6%
Ryanair Holdings PLC (ADR)*	58,328	6,662,807
United Continental Holdings Inc*	77,706	5,418,439
		12,081,246
Automobiles – 0.9%
Isuzu Motors Ltd	485,300	6,437,702
Banks – 8.2%
BNP Paribas SA	92,427	5,728,583
CaixaBank SA	1,115,805	4,819,622
China Construction Bank Corp	5,941,000	5,447,876
HDFC Bank Ltd*	291,882	9,111,483
ING Groep NV	368,922	5,293,357
JPMorgan Chase & Co	131,442	13,696,256
Mitsubishi UFJ Financial Group Inc	933,700	5,296,456
Wells Fargo & Co	201,739	11,184,410
		60,578,043
Beverages – 4.1%
Coca-Cola Co	339,604	14,895,031
Monster Beverage Corp*	111,523	6,390,268
Pernod Ricard SA	55,095	8,991,603
		30,276,902
Biotechnology – 3.6%
Biogen Inc*	25,684	7,454,524
Celgene Corp*	48,755	3,872,122
Neurocrine Biosciences Inc*	64,740	6,360,058
Shire PLC	159,494	8,967,900
		26,654,604
Capital Markets – 4.0%
Blackstone Group LP	174,814	5,623,766
Intercontinental Exchange Inc	94,671	6,963,052
London Stock Exchange Group PLC	103,535	6,098,819
TD Ameritrade Holding Corp	135,607	7,427,195
UBS Group AG*	233,520	3,594,174
		29,707,006
Chemicals – 1.9%
Air Products & Chemicals Inc	46,390	7,224,315
Shin-Etsu Chemical Co Ltd	77,400	6,867,074
		14,091,389
Construction Materials – 0.7%
Vulcan Materials Co	41,216	5,319,337
Consumer Finance – 1.0%
Synchrony Financial	228,565	7,629,500
Containers & Packaging – 0.3%
Sealed Air Corp	48,956	2,078,182
Electrical Equipment – 0.8%
Sensata Technologies Holding PLC*	118,137	5,620,958
Electronic Equipment, Instruments & Components – 1.9%
Amphenol Corp	41,152	3,586,397
Flex Ltd*	320,665	4,524,583
Keyence Corp	10,900	6,148,285
		14,259,265
Energy Equipment & Services – 0.7%
Halliburton Co	110,057	4,959,168

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2018

Janus Henderson VIT Global Research Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Shares		Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – 2.0%
American Tower Corp	36,303	$5,233,804
Equinix Inc	10,880	4,677,203
Invitation Homes Inc	221,106	5,098,704
		15,009,711
Health Care Equipment & Supplies – 1.1%
Boston Scientific Corp*	239,583	7,834,364
Health Care Providers & Services – 1.6%
Humana Inc	20,784	6,185,942
UnitedHealth Group Inc	24,184	5,933,303
		12,119,245
Hotels, Restaurants & Leisure – 3.2%
McDonald's Corp	50,479	7,909,555
Merlin Entertainments PLC	1,048,559	5,348,999
Norwegian Cruise Line Holdings Ltd*	82,954	3,919,577
Starbucks Corp	128,974	6,300,380
		23,478,511
Household Durables – 1.3%
Sony Corp	99,300	5,095,378
Techtronic Industries Co Ltd	802,500	4,456,171
		9,551,549
Independent Power and Renewable Electricity Producers – 1.1%
NRG Energy Inc	266,105	8,169,424
Industrial Conglomerates – 1.2%
Siemens AG	64,892	8,574,733
Information Technology Services – 4.2%
Amdocs Ltd	97,507	6,453,988
Mastercard Inc	65,108	12,795,024
Visa Inc	89,934	11,911,758
		31,160,770
Insurance – 3.1%
AIA Group Ltd	1,126,800	9,755,221
Progressive Corp	144,535	8,549,245
Prudential PLC	190,898	4,360,960
		22,665,426
Internet & Direct Marketing Retail – 3.9%
Amazon.com Inc*	11,325	19,250,235
Booking Holdings Inc*	3,146	6,377,225
Ctrip.com International Ltd (ADR)*	71,478	3,404,497
		29,031,957
Internet Software & Services – 4.1%
Alibaba Group Holding Ltd (ADR)*	40,966	7,600,422
Alphabet Inc*	18,298	20,414,164
MercadoLibre Inc	8,620	2,576,777
		30,591,363
Life Sciences Tools & Services – 0.9%
Thermo Fisher Scientific Inc	31,901	6,607,973
Machinery – 2.7%
Illinois Tool Works Inc	48,021	6,652,829
Parker-Hannifin Corp	43,013	6,703,576
SMC Corp/Japan	17,000	6,222,505
		19,578,910
Media – 0.5%
Grupo Televisa SAB (ADR)	208,920	3,959,034
Metals & Mining – 1.6%
Rio Tinto PLC	121,068	6,676,004
Teck Resources Ltd	203,335	5,180,441
		11,856,445

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Global Research Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Shares		Value
Common Stocks – (continued)
Multi-Utilities – 0.6%
National Grid PLC	372,891	$4,124,705
Oil, Gas & Consumable Fuels – 7.1%
Anadarko Petroleum Corp	109,332	8,008,569
Cabot Oil & Gas Corp	196,393	4,674,153
Canadian Natural Resources Ltd	178,696	6,450,457
Enterprise Products Partners LP	315,494	8,729,719
Occidental Petroleum Corp	72,769	6,089,310
Suncor Energy Inc	248,885	10,129,591
TOTAL SA	143,158	8,704,928
		52,786,727
Personal Products – 2.7%
Estee Lauder Cos Inc	62,983	8,987,044
Unilever NV	197,796	11,025,163
		20,012,207
Pharmaceuticals – 5.1%
AstraZeneca PLC	125,122	8,661,234
Eli Lilly & Co	117,764	10,048,802
Jazz Pharmaceuticals PLC*	28,273	4,871,438
Mylan NV*	131,266	4,743,953
Nektar Therapeutics*	54,185	2,645,854
Sanofi	87,774	7,027,714
		37,998,995
Road & Rail – 1.0%
Union Pacific Corp	50,646	7,175,525
Semiconductor & Semiconductor Equipment – 5.0%
ASML Holding NV	47,851	9,436,464
Broadcom Inc	30,558	7,414,593
Microchip Technology Inc	51,008	4,639,178
Taiwan Semiconductor Manufacturing Co Ltd	1,099,000	7,820,669
Texas Instruments Inc	68,199	7,518,940
		36,829,844
Software – 6.6%
Activision Blizzard Inc	118,769	9,064,450
Adobe Systems Inc*	45,223	11,025,820
Constellation Software Inc/Canada	4,037	3,131,170
salesforce.com Inc*	80,013	10,913,773
SS&C Technologies Holdings Inc	116,173	6,029,379
Ultimate Software Group Inc*	32,983	8,486,856
		48,651,448
Technology Hardware, Storage & Peripherals – 0.7%
Samsung Electronics Co Ltd	126,450	5,280,515
Textiles, Apparel & Luxury Goods – 1.8%
Cie Financiere Richemont SA	64,323	5,451,442
NIKE Inc	99,129	7,898,599
		13,350,041
Tobacco – 1.7%
British American Tobacco PLC	244,279	12,334,755
Trading Companies & Distributors – 1.1%
Ferguson PLC	98,519	7,992,734
Total Common Stocks (cost $567,205,515)		731,214,329
Investment Companies – 0.8%
Money Markets – 0.8%
Janus Henderson Cash Liquidity Fund LLC, 1.8501%ºº,£ (cost $5,764,000)	5,764,000	5,764,000
Total Investments (total cost $572,969,515) – 99.8%		736,978,329
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		1,499,054
Net Assets – 100%		$738,477,383

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2018

Janus Henderson VIT Global Research Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$452,565,603	61.4%
United Kingdom	64,566,110	8.8
France	44,617,130	6.1
Japan	36,067,400	4.9
Netherlands	25,754,984	3.5
Canada	24,891,659	3.4
China	16,452,795	2.2
Hong Kong	14,211,392	1.9
India	9,111,483	1.2
Switzerland	9,045,616	1.2
Germany	8,574,733	1.2
Taiwan	7,820,669	1.1
Ireland	6,662,807	0.9
South Korea	5,280,515	0.7
Spain	4,819,622	0.7
Mexico	3,959,034	0.5
Brazil	2,576,777	0.3

Total	$736,978,329	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/18
Investment Companies - 0.8%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC,1.8237%ºº	$9,819∆	$-	$-	$-
Money Markets - 0.8%
Janus Henderson Cash Liquidity Fund LLC,1.8501%ºº	$23,399	$-	$-	$5,764,000
Total Affiliated Investments - 0.8%	$33,218	$-	$-	$5,764,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Global Research Portfolio

Schedule of Investments (unaudited)

June 30, 2018

	Share Balance at 12/31/17	Purchases	Sales	Share Balance at 6/30/18
Investment Companies - 0.8%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC,1.8237%ºº	-	146,296	(146,296)	-
Money Markets - 0.8%
Janus Henderson Cash Liquidity Fund LLC,1.8501%ºº	5,533,376	58,098,782	(57,868,158)	5,764,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2018

Janus Henderson VIT Global Research Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2018.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Aspen Series	13

Janus Henderson VIT Global Research Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Aerospace & Defense	$10,629,814	$14,164,302	$-
Automobiles	-	6,437,702	-
Banks	24,880,666	35,697,377	-
Beverages	21,285,299	8,991,603	-
Biotechnology	17,686,704	8,967,900	-
Capital Markets	20,014,013	9,692,993	-
Chemicals	7,224,315	6,867,074	-
Electronic Equipment, Instruments & Components	8,110,980	6,148,285	-
Hotels, Restaurants & Leisure	18,129,512	5,348,999	-
Household Durables	-	9,551,549	-
Industrial Conglomerates	-	8,574,733	-
Insurance	8,549,245	14,116,181	-
Machinery	13,356,405	6,222,505	-
Metals & Mining	-	11,856,445	-
Multi-Utilities	-	4,124,705	-
Oil, Gas & Consumable Fuels	27,501,751	25,284,976	-
Personal Products	8,987,044	11,025,163	-
Pharmaceuticals	22,310,047	15,688,948	-
Semiconductor & Semiconductor Equipment	19,572,711	17,257,133	-
Software	45,520,278	3,131,170	-
Technology Hardware, Storage & Peripherals	-	5,280,515	-
Textiles, Apparel & Luxury Goods	7,898,599	5,451,442	-
Tobacco	-	12,334,755	-
Trading Companies & Distributors	-	7,992,734	-
All Other	189,347,757	-	-
Investment Companies	-	5,764,000	-
Total Assets	$471,005,140	$265,973,189	$-

14	JUNE 30, 2018

Janus Henderson VIT Global Research Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2018

Assets:
Unaffiliated investments, at value(1)	$731,214,329
Affiliated investments, at value(2)	5,764,000
Cash	459,510
Cash denominated in foreign currency(3)	627,138
Non-interested Trustees' deferred compensation	15,467
Receivables:
Dividends	1,048,575
Investments sold	693,730
Foreign tax reclaims	221,935
Portfolio shares sold	119,431
Dividends from affiliates	2,144
Other assets	2,205
Total Assets	740,168,464
Liabilities:
Payables:	—
Investments purchased	718,839
Portfolio shares repurchased	446,352
Advisory fees	324,685
12b-1 Distribution and shareholder servicing fees	44,368
Transfer agent fees and expenses	34,730
Non-interested Trustees' deferred compensation fees	15,467
Non-affiliated portfolio administration fees payable	15,110
Professional fees	12,450
Non-interested Trustees' fees and expenses	6,931
Custodian fees	1,654
Affiliated portfolio administration fees payable	1,600
Accrued expenses and other payables	68,895
Total Liabilities	1,691,081
Net Assets	$738,477,383
Net Assets Consist of:
Capital (par value and paid-in surplus)	$537,848,056
Undistributed net investment income/(loss)	2,814,239
Undistributed net realized gain/(loss) from investments and foreign currency transactions	33,814,470
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	164,000,618
Total Net Assets	$738,477,383
Net Assets - Institutional Shares	$533,146,706
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,217,719
Net Asset Value Per Share	$52.18
Net Assets - Service Shares	$205,330,677
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,017,493
Net Asset Value Per Share	$51.11

(1) Includes cost of $567,205,515. (2) Includes cost of $5,764,000. (3) Includes cost of $627,132.

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Global Research Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2018

Investment Income:
Dividends	$8,198,656
Dividends from affiliates	23,399
Affiliated securities lending income, net	9,819
Other income	13
Foreign tax withheld	(457,151)
Total Investment Income	7,774,736
Expenses:
Advisory fees	1,814,454
12b-1 Distribution and shareholder servicing fees:
Service Shares	261,543
Transfer agent administrative fees and expenses:
Institutional Shares	135,537
Service Shares	52,309
Other transfer agent fees and expenses:
Institutional Shares	9,489
Service Shares	2,054
Shareholder reports expense	28,108
Professional fees	23,686
Affiliated portfolio administration fees	17,247
Non-affiliated portfolio administration fees	15,113
Custodian fees	14,151
Non-interested Trustees’ fees and expenses	12,834
Registration fees	8,805
Other expenses	17,838
Total Expenses	2,413,168
Net Investment Income/(Loss)	5,361,568
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	32,256,417
Total Net Realized Gain/(Loss) on Investments	32,256,417
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(18,520,063)
Total Change in Unrealized Net Appreciation/Depreciation	(18,520,063)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$19,097,922

See Notes to Financial Statements.

16	JUNE 30, 2018

Janus Henderson VIT Global Research Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2018 (unaudited)	Year ended December 31, 2017

Operations:
Net investment income/(loss)	$5,361,568	$6,987,453
Net realized gain/(loss) on investments	32,256,417	52,208,742
Change in unrealized net appreciation/depreciation	(18,520,063)	108,153,941
Net Increase/(Decrease) in Net Assets Resulting from Operations	19,097,922	167,350,136
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Institutional Shares	(3,468,543)	(4,183,201)
Service Shares	(1,168,867)	(1,355,413)
Net Decrease from Dividends and Distributions to Shareholders	(4,637,410)	(5,538,614)
Capital Share Transactions:
Institutional Shares	(17,922,639)	(45,745,135)
Service Shares	(8,972,533)	(13,600,457)
Net Increase/(Decrease) from Capital Share Transactions	(26,895,172)	(59,345,592)
Net Increase/(Decrease) in Net Assets	(12,434,660)	102,465,930
Net Assets:
Beginning of period	750,912,043	648,446,113
End of period	$738,477,383	$750,912,043

Undistributed Net Investment Income/(Loss)	$2,814,239	$2,090,081

See Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Global Research Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2018 (unaudited) and each year ended December 31	2018	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$51.20	$40.63	$40.24		$41.45	$38.99	$30.74
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.39(1)	0.51(1)	0.45(1)		0.35(1)	0.51(1)	0.38
Net realized and unrealized gain/(loss)	0.93	10.45	0.37		(1.28)	2.39	8.29
Total from Investment Operations	1.32	10.96	0.82		(0.93)	2.90	8.67
Less Dividends and Distributions:
Dividends (from net investment income)	(0.34)	(0.39)	(0.43)		(0.28)	(0.44)	(0.42)
Distributions (from capital gains)	—	—	—		—	—	—
Total Dividends and Distributions	(0.34)	(0.39)	(0.43)		(0.28)	(0.44)	(0.42)
Net Asset Value, End of Period	$52.18	$51.20	$40.63		$40.24	$41.45	$38.99
Total Return*	2.57%	27.03%	2.07%		(2.29)%	7.44%	28.43%
Net Assets, End of Period (in thousands)	$533,147	$540,594	$469,321		$509,494	$571,145	$588,619
Average Net Assets for the Period (in thousands)	$546,706	$512,287	$478,402		$560,660	$577,941	$550,131
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.57%	0.64%	0.65%		0.80%	0.61%	0.53%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.64%	0.65%		0.80%	0.61%	0.53%
Ratio of Net Investment Income/(Loss)	1.50%	1.05%	1.15%		0.83%	1.27%	0.99%
Portfolio Turnover Rate	21%	41%	45%		50%	42%	101%
				1

Service Shares
For a share outstanding during the period ended June 30, 2018 (unaudited) and each year ended December 31	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$50.17	$39.87	$39.53	$40.77	$38.40	$30.31
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.32(1)	0.38(1)	0.35(1)	0.24(1)	0.40(1)	0.25
Net realized and unrealized gain/(loss)	0.91	10.24	0.36	(1.26)	2.35	8.22
Total from Investment Operations	1.23	10.62	0.71	(1.02)	2.75	8.47
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.32)	(0.37)	(0.22)	(0.38)	(0.38)
Distributions (from capital gains)	—	—	—	—	—	—
Total Dividends and Distributions	(0.29)	(0.32)	(0.37)	(0.22)	(0.38)	(0.38)
Net Asset Value, End of Period	$51.11	$50.17	$39.87	$39.53	$40.77	$38.40
Total Return*	2.45%	26.68%	1.82%	(2.53)%	7.18%	28.12%
Net Assets, End of Period (in thousands)	$205,331	$210,318	$179,125	$202,896	$214,339	$202,707
Average Net Assets for the Period (in thousands)	$211,007	$197,483	$186,563	$218,006	$209,230	$181,844
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.89%	0.90%	1.05%	0.86%	0.78%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.89%	0.90%	1.05%	0.86%	0.78%
Ratio of Net Investment Income/(Loss)	1.25%	0.81%	0.91%	0.57%	1.01%	0.75%
Portfolio Turnover Rate	21%	41%	45%	50%	42%	101%

* Total return not annualized for periods of less than one full year and does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

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Janus Henderson VIT Global Research Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Global Research Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2018 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

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Notes to Financial Statements (unaudited)

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Portfolio, to the extent that emerging markets may be included in its benchmark index, may invest in securities of issuers or companies from or with exposure to one or more

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Notes to Financial Statements (unaudited)

“developing countries” or “emerging market countries.” To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

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Notes to Financial Statements (unaudited)

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. There were no securities on loan as of June 30, 2018.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.60%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index. The Portfolio's benchmark index used in the calculation is the MSCI World IndexSM.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended June 30, 2018, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.48%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the

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Janus Henderson VIT Global Research Portfolio

Notes to Financial Statements (unaudited)

Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital provides oversight and coordination of the Portfolio’s service providers, recordkeeping, and other administrative services, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated Portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $20,480 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2018. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Portfolio, including services related to Portfolio accounting, calculation of the Portfolio’s daily NAV, and Portfolio audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Portfolio. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Portfolio’s assets, along with a flat fee, and is reimbursed by the Portfolio for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as “Non-affiliated portfolio administration fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $260,650 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will,

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Janus Henderson VIT Global Research Portfolio

Notes to Financial Statements (unaudited)

and there are no unfunded capital commitments due from the Portfolio to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended June 30, 2018, the Portfolio engaged in cross trades amounting to $417,245 in sales, resulting in a net realized loss of $33,570. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 574,438,012	$180,943,421	$(18,403,104)	$ 162,540,317

5. Capital Share Transactions

	Period ended June 30, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	158,580	$ 8,390,534	343,247	$ 16,011,323
Reinvested dividends and distributions	65,543	3,468,543	86,959	4,183,201
Shares repurchased	(565,016)	(29,781,716)	(1,421,581)	(65,939,659)
Net Increase/(Decrease)	(340,893)	$(17,922,639)	(991,375)	$(45,745,135)
Service Shares:
Shares sold	199,300	$ 10,292,296	320,167	$ 14,570,741
Reinvested dividends and distributions	22,548	1,168,867	28,763	1,355,413
Shares repurchased	(396,282)	(20,433,696)	(650,117)	(29,526,611)
Net Increase/(Decrease)	(174,434)	$ (8,972,533)	(301,187)	$(13,600,457)

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Notes to Financial Statements (unaudited)

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$154,409,432	$ 181,711,842	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2018 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

December 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s

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Additional Information (unaudited)

underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for

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Additional Information (unaudited)

the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

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Additional Information (unaudited)

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were

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reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees

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also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus

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Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

January 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the

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agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded

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that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund

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Additional Information (unaudited)

expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the

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Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the

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Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson VIT Global Research Portfolio

Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s

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Additional Information (unaudited)

capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the

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Janus Henderson VIT Global Research Portfolio

Additional Information (unaudited)

receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Perkins and Intech are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Portfolios distributed by Janus Henderson Distributors

109-24-81112 08-18

SEMIANNUAL REPORT June 30, 2018

Janus Henderson VIT Global Technology Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Global Technology Portfolio

Janus Henderson VIT Global Technology Portfolio (unaudited)

PORTFOLIO SNAPSHOT

Our mission is to find companies that benefit from the high pace of change in technology. We believe technology markets are complex, adaptive systems that demonstrate emergent properties and inherently unpredictable changes. We construct a portfolio with special attention to downside risk that seeks to balance resilience and optionality. Combined with deep fundamental industry analysis and thoughtful valuation and scenario analysis, we seek to invest in stocks that have the potential to outperform without relying on difficult predictions about the future.

Danny Fish co-portfolio manager	Bradley Slingerlend co-portfolio manager

PERFORMANCE OVERVIEW

During the six months ended June 30, 2018, Janus Henderson VIT Global Technology Portfolio’s Institutional Shares and Service Shares returned 14.09% and 13.81%, respectively. By comparison, the Portfolio’s benchmarks, the S&P 500® Index and the MSCI All Country World Information Technology IndexSM, returned 2.65% and 7.16%, respectively.

INVESTMENT ENVIRONMENT

Global stocks were largely flat during the period with U.S. shares eking out slight gains and those of emerging markets lagging. Volatility returned early in the period, rattling broader markets. In early spring, a critical gaze was cast upon the technology sector due to privacy concerns and data usage. This preceded Europe’s roll out of more stringent privacy requirements. Still, throughout the period, tech companies continued to exceed market expectations by delivering robust earnings growth. For the period, in fact, tech led broader markets higher. Within the benchmark it was applications software and data processing and outsourced services generating the highest returns. Losses were concentrated in electronic manufactured services.

PERFORMANCE DISCUSSION

Since we believe technology markets are complex, we construct a portfolio with special attention to downside risk that seeks to balance resilience and optionality. Resilience positions tend to be larger, established companies with more stable, long duration growth profiles. Positions that exhibit Optionality tend to be companies earlier in their growth cycle with potential for higher sustainable growth. We believe our focus on stocks that are less volatile on a risk-adjusted basis than those in the MSCI benchmark and that are well positioned to benefit from the rapid rate of change in technology will provide better performance for our shareholders over the long term. This period, we were pleased to see many of our Resilience positions demonstrate the durability of their earnings power with better-than-expected earnings results. We were also pleased to see some of our Optionality positions affirm their growth potential with strong earnings and significantly increased guidance for 2018.

Outperformance relative to the benchmark was driven most by a combination of stock selection in, and an overweight to, application software. The Portfolio’s out-of-benchmark allocation to Internet and Direct Marketing Retail – a category that includes Amazon – also contributed. We believe that technology is integral to this company’s DNA, and therefore it merits inclusion within the Portfolio. Detracting from relative results were the Portfolio’s holdings in communications equipment, and data processing and outsourced services.

On an individual stock basis, Salesforce.com contributed to absolute performance. The company has emerged as a leading provider of cloud-based services for businesses. An earnings report released during the period reinforced Salesforce.com’s position. Year-over-year revenues exceeded both consensus estimates and management guidance. The growth was dispersed throughout business segments. Operating margins expanded and operating cash flow rose 19% year over year. The company closed on its MuleSoft acquisition, which management believes will help clients accelerate their digital transformations. Despite modest near-term integration headwinds, we see a path for the addition of MuleSoft to boost growth over the next several years. Even excluding the expected synergies from this transaction, management raised revenue guidance, exhibiting the strength of Salesforce.com’s existing franchise.

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Janus Henderson VIT Global Technology Portfolio (unaudited)

The stock of Zendesk also contributed, rising steadily over the period. The cloud-based provider of solutions for small- and medium-size businesses reported quarterly results that saw revenue beat expectations and its operating loss not reach the level feared by the market. Perhaps more important for investors, both quarterly and full-year revenue estimates exceeded consensus expectations. Later in the period, management provided a sanguine view of the company’s growth prospects. New sales have accelerated and a higher proportion of this mix is moving toward higher-value, upstream services. Also, management intends to move beyond its small- to mid-size customer base and target the call center market as well. Overall, the combination of the company’s total accessible market and Zendesk’s impressive customer retention rate, in our view, infers a visible path toward sustained revenue growth.

Similarly, shares in Microsoft rose during the period on the back of a strong earnings report. In contrast to other legacy tech companies, which we have tended to shy away from given the difficulties they face from the sector’s transformation, Microsoft has navigated this process better than most. Its Intelligent Cloud business already accounts for roughly 30% of revenues and grew at a mid-teens pace. Productivity and Business Process – another large slice of revenue – also delivered double-digit growth. Operating margins expanded by 200 basis points, to roughly 31%, and earnings per share climbed at a solid pace as well. Increased guidance indicated management’s confidence that Microsoft is firing on all cylinders. In our view, these developments confirm our thesis that Microsoft is unique among large-cap tech companies in its sustainable growth path, ability to generate cash and track record in effective capital allocation.

Samsung weighed on performance owing, in part, to pressure that affected the entire semiconductor industry. Negative news about pricing for the company’s memory chips weighed on the stock. Also, recent smartphone results have been mixed and the expectation has grown that Apple has pushed out its plans to incorporate Samsung-produced OLED screens into next-generation iPhones. An earnings report released during the period showed both operating profits and operating margin grew at a strong annual pace due, in part, to the company’s memory business.

Flex Ltd. reported below expectation results with rising capital expenditures (capex) and an internal investigation which was subsequently resolved. The capex investment is largely related to Flex Ltd.’s relationship with Nike, in which it plans to produce made-to-order shoes. The amount of capex associated with this project has exceeded what many investors had envisioned, thus causing weariness as any revenue gains are still down the road. We are less worried. We believe that once built-out and proven, Flex Ltd. can utilize the operational leverage created by this project with other partners.

Commscope, a global provider of connectivity and infrastructure products for wireless, business enterprise and cable broadband networks also detracted. Demand for CommScope’s products is driven by rapid growth of data traffic in both wired and wireless networks due to the growth of online video usage as well as the continued adoption of smartphones and tablets, and the proliferation of data centers and cloud-based services. Given industry dynamics and its competitive positioning, CommScope should benefit from significant global wireless spending as carriers roll out 4G LTE networks and upgrade 3G capacity to deal with these megatrends while maximizing their scarce spectrum resource. However, given the relatively small amount of customers, Commscope’s business may continue to be lumpy quarter to quarter.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

OUTLOOK

This past period proved to be another example of the advantages of focusing on long-term, transformational themes in technology, while also maintaining sound investment discipline. The ongoing trade dispute has created considerable noise in financial markets, and technology was not immune. We believe that neither tariffs nor proposed restrictions on Chinese entities investing in U.S. technology companies will have an impact on the sector’s long-term prospects. It is worth pointing out that many of our favored themes are largely independent of global trade. The cloud, IoT, and, more recently, AI are all enhancing productivity and delivering value to domestic technology consumers.

We are more mindful of the risk of disruption to globally integrated supply chains due to tariffs. These concerns were partly to blame for the period’s weakness in semiconductors (semis). Still, our belief in the massive potential market for IoT applications and other chip-heavy technologies such as increasingly autonomous vehicles, caused us to view the period’s sell-off in semis as a buying opportunity. Still, we are maintaining our discipline

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Janus Henderson VIT Global Technology Portfolio (unaudited)

as we are keeping our allocation toward semis below the level reached last year until there is greater clarity on how the global trading framework will be impacted by protectionist measures. We remain cautiously optimistic, expecting that the Trump administration will recognize what a key market China is for U.S. exporters across a range of sectors, and that this tit-for-tat could constrict earnings growth for U.S. tech suppliers, especially if the affair causes China to accelerate its push toward harnessing advanced technologies.

Keeping an eye on the promise of the horizon but also being mindful of market conditions was also on display in our approach to cloud names. While we believe that investors have historically failed to grasp the size of market potentially served by cloud applications, valuations over the past few months began to more fully reflect these companies’ near-term earnings prospects. Consequently, we took some profits on several of our favored applications software names.

In their place, we added to out-of-benchmark media companies. We believe many content producers and distributors merit inclusion in a tech portfolio, given how integral technology is to their business models. The recent consolidation activity in the sector is indicative of a scramble for content as the major digital platforms desire to feed premium content into their global user base. Media companies with recognizable franchises and a track record of producing highly rated, original content, in our view, are in very strong positions as they can either devise a way to deliver content to a global audience or partner with digital platforms hungry for content.

While the tech sector fared well during the implementation of Europe’s GDPR privacy initiative, evidence that the genie is out of the bottle came from California, which passed online privacy rules possibly even more restrictive than those of the EU. We are monitoring how such measures may impact the revenue streams of ad-based Internet companies, but, as stated, believe that such barriers will largely favor incumbents. Still, such developments do cause us to look favorably on subscription-based business models , including those of media-streaming services and cloud software.

Thank you for your investment in Janus Henderson VIT Global Technology Portfolio.

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Janus Henderson VIT Global Technology Portfolio (unaudited)

Portfolio At A Glance

June 30, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Zendesk Inc	1.30%	BYD Co Ltd	-0.18%
	salesforce.com, Inc	1.21%	Switch Inc	-0.19%
	Amazon.com Inc	1.19%	CommScope Holding Co Inc	-0.21%
	Adobe Systems Inc	1.08%	Flex Ltd	-0.28%
	Microsoft Corp	0.94%	Samsung Electronics Co Ltd	-0.29%

	4 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	MSCI All Country World Information Technology Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	4.59%	82.31%	100.00%
	Consumer Discretionary	2.06%	11.14%	0.00%
	Industrials	0.63%	1.36%	0.00%
	Health Care	0.06%	0.15%	0.00%

	2 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	MSCI All Country World Information Technology Index
		Contribution	(Average % of Equity)	Weighting
	Other**	0.01%	1.83%	0.00%
	Real Estate	-0.27%	3.22%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Janus Henderson VIT Global Technology Portfolio (unaudited)

Portfolio At A Glance

June 30, 2018

5 Largest Equity Holdings - (% of Net Assets)
Alphabet Inc
Internet Software & Services	6.1%
Microsoft Corp
Software	5.7%
Tencent Holdings Ltd
Internet Software & Services	4.0%
salesforce.com Inc
Software	3.6%
Amazon.com Inc
Internet & Direct Marketing Retail	3.2%
22.6%

Asset Allocation - (% of Net Assets)
Common Stocks	97.8%
Investment Companies	2.4%
Other	(0.2)%
100.0%

Emerging markets comprised 14.5% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2018	As of December 31, 2017

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Janus Henderson VIT Global Technology Portfolio (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2018						per the April 30, 2018 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Institutional Shares	14.09%	33.12%	22.01%	15.07%	3.57%	0.76%
Service Shares	13.81%	32.75%	21.67%	14.77%	3.30%	1.00%
S&P 500 Index	2.65%	14.37%	13.42%	10.17%	5.47%
MSCI All Country World Information Technology Index	7.16%	26.11%	19.62%	12.12%	2.43%**
Morningstar Quartile - Institutional Shares	-	1st	1st	1st	2nd
Morningstar Ranking - based on total returns for Technology Funds	-	55/208	43/187	24/178	57/111

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the fees, charges, or expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included such fees, charges, or expenses.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may

6	JUNE 30, 2018

Janus Henderson VIT Global Technology Portfolio (unaudited)

Performance

have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – January 18, 2000

** The MSCI All Country World Information Technology Index since inception returns are calculated from January 31, 2000.

Janus Aspen Series	7

Janus Henderson VIT Global Technology Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Net Annualized Expense Ratio (1/1/18 - 6/30/18)
Institutional Shares	$1,000.00	$1,140.90	$3.98	$1,000.00	$1,021.08	$3.76	0.75%
Service Shares	$1,000.00	$1,138.10	$5.25	$1,000.00	$1,019.89	$4.96	0.99%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

8	JUNE 30, 2018

Janus Henderson VIT Global Technology Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Shares		Value
Common Stocks – 97.8%
Aerospace & Defense – 0.4%
Axon Enterprise Inc*	31,946	$2,018,348
Air Freight & Logistics – 0.3%
BEST Inc (ADR)*	112,627	1,376,302
Automobiles – 0.4%
BYD Co Ltd#	295,000	1,780,426
Communications Equipment – 1.0%
CommScope Holding Co Inc*	96,236	2,810,572
Switch Inc	152,017	1,850,047
		4,660,619
Electronic Equipment, Instruments & Components – 6.1%
Amphenol Corp	123,447	10,758,406
Cognex Corp	40,756	1,818,125
Flex Ltd*	390,698	5,512,749
National Instruments Corp	94,234	3,955,943
TE Connectivity Ltd	66,568	5,995,114
		28,040,337
Equity Real Estate Investment Trusts (REITs) – 3.6%
American Tower Corp	47,747	6,883,685
Crown Castle International Corp	38,986	4,203,471
Equinix Inc	12,516	5,380,503
		16,467,659
Health Care Technology – 0.3%
Medidata Solutions Inc*	19,687	1,585,985
Household Durables – 1.3%
Sony Corp	117,600	6,034,406
Information Technology Services – 5.0%
Adyen NV (144A)*	242	133,309
Amdocs Ltd	62,500	4,136,875
Black Knight Inc*	45,637	2,443,861
Gartner Inc*	75,654	10,054,417
InterXion Holding NV*	35,603	2,222,339
Worldpay Inc*	53,395	4,341,830
		23,332,631
Internet & Direct Marketing Retail – 7.1%
Amazon.com Inc*	8,836	15,019,433
Booking Holdings Inc*	2,850	5,777,207
Ctrip.com International Ltd (ADR)*	79,525	3,787,776
MakeMyTrip Ltd*	54,577	1,972,959
Netflix Inc*	16,284	6,374,046
		32,931,421
Internet Software & Services – 21.4%
Alibaba Group Holding Ltd (ADR)*	78,616	14,585,626
Alphabet Inc*	25,134	28,040,747
Baozun Inc (ADR)*,#	20,629	1,128,406
Care.com Inc*	54,914	1,146,604
ChannelAdvisor Corp*	83,822	1,177,699
Coupa Software Inc*	46,277	2,880,280
Etsy Inc*	107,743	4,545,677
Facebook Inc*	57,665	11,205,463
Instructure Inc*	32,368	1,377,258
Magic Leap Inc*,¢,§	58,710	1,585,170
MercadoLibre Inc	15,034	4,494,114
Okta Inc*	92,886	4,678,668
Tencent Holdings Ltd	367,900	18,321,211
Yext Inc*,#	48,094	930,138
Zillow Group Inc - Class C*	49,362	2,915,320
		99,012,381
Media – 4.0%
Cable One Inc	3,388	2,484,387

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT Global Technology Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Shares		Value
Common Stocks – (continued)
Media – (continued)
CBS Corp	57,213	$3,216,515
Liberty Media Corp-Liberty Formula One*	74,781	2,776,619
Twenty-First Century Fox Inc - Class A	113,732	5,651,343
Walt Disney Co	43,988	4,610,382
		18,739,246
Professional Services – 1.0%
CoStar Group Inc*	11,687	4,822,407
Real Estate Management & Development – 0.3%
Redfin Corp*,#	52,192	1,205,113
Semiconductor & Semiconductor Equipment – 14.2%
ASML Holding NV	42,014	8,285,378
Broadcom Inc	13,012	3,157,232
Lam Research Corp	53,038	9,167,618
Microchip Technology Inc	150,757	13,711,349
NVIDIA Corp	9,655	2,287,270
ON Semiconductor Corp*	84,288	1,874,144
Taiwan Semiconductor Manufacturing Co Ltd	1,462,000	10,403,837
Texas Instruments Inc	91,154	10,049,728
Xilinx Inc	107,394	7,008,532
		65,945,088
Software – 27.2%
Activision Blizzard Inc	151,752	11,581,713
Adobe Systems Inc*	51,802	12,629,846
Atlassian Corp PLC*	32,385	2,024,710
Autodesk Inc*	17,104	2,242,163
Blackbaud Inc	18,131	1,857,521
Cadence Design Systems Inc*	148,195	6,418,325
Constellation Software Inc/Canada	4,389	3,404,188
Guidewire Software Inc*	20,413	1,812,266
Intuit Inc	20,760	4,241,372
Lyft Inc*,¢,§	49,290	1,959,085
Microsoft Corp	265,395	26,170,601
Nexon Co Ltd*	119,000	1,726,313
Nice Ltd (ADR)*	22,918	2,378,201
Nintendo Co Ltd	4,700	1,534,117
SailPoint Technologies Holding Inc*	82,775	2,031,299
salesforce.com Inc*	123,282	16,815,665
SS&C Technologies Holdings Inc	45,906	2,382,521
Take-Two Interactive Software Inc*	12,972	1,535,366
Tyler Technologies Inc*	23,318	5,178,928
Ubisoft Entertainment SA*	20,673	2,261,706
Ultimate Software Group Inc*	28,792	7,408,470
Zendesk Inc*	154,109	8,397,399
		125,991,775
Technology Hardware, Storage & Peripherals – 4.2%
Apple Inc	53,536	9,910,049
Samsung Electronics Co Ltd	223,000	9,312,414
		19,222,463
Total Common Stocks (cost $273,583,835)		453,166,607
Investment Companies – 2.4%
Investments Purchased with Cash Collateral from Securities Lending – 0.7%
Janus Henderson Cash Collateral Fund LLC, 1.8237%ºº,£	3,469,175	3,469,175

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2018

Janus Henderson VIT Global Technology Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Shares		Value
Investment Companies – (continued)
Money Markets – 1.7%
Janus Henderson Cash Liquidity Fund LLC, 1.8501%ºº,£	7,803,270	$7,803,270
Total Investment Companies (cost $11,272,445)		11,272,445
Total Investments (total cost $284,856,280) – 100.2%		464,439,052
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(1,144,993)
Net Assets – 100%		$463,294,059

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$367,271,314	79.1%
China	40,979,747	8.8
Netherlands	10,641,026	2.3
Taiwan	10,403,837	2.3
South Korea	9,312,414	2.0
Japan	9,294,836	2.0
Brazil	4,494,114	1.0
Canada	3,404,188	0.7
Israel	2,378,201	0.5
France	2,261,706	0.5
Australia	2,024,710	0.4
India	1,972,959	0.4

Total	$464,439,052	100.0%

Schedule of Securities Sold Short – (% of Net Assets)

Shares		Value
Securities Sold Short – (0.4)%
Common Stocks Sold Short – (0.4)%
Information Technology Services – (0.1)%
Teradata Corp*	11,482	$(461,002)
Internet Software & Services – (0.1)%
Nutanix Inc*	7,918	(408,331)
Technology Hardware, Storage & Peripherals – (0.2)%
NetApp Inc	6,664	(523,324)
Pure Storage Inc*	20,536	(490,400)
		(1,013,724)
Total Securities Sold Short (proceeds $1,772,477)		$(1,883,057)

Summary of Investments by Country - (Short Positions) (unaudited)

		% of
		Securities
Country	Value	Sold Short
United States	$(1,883,057)	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Global Technology Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/18
Investment Companies - 2.4%
Investments Purchased with Cash Collateral from Securities Lending - 0.7%
Janus Henderson Cash Collateral Fund LLC,1.8237%ºº	$149,664∆	$-	$-	$3,469,175
Money Markets - 1.7%
Janus Henderson Cash Liquidity Fund LLC,1.8501%ºº	$61,396	$-	$-	$7,803,270
Total Affiliated Investments - 2.4%	$211,060	$-	$-	$11,272,445

	Share Balance at 12/31/17	Purchases	Sales	Share Balance at 6/30/18
Investment Companies - 2.4%
Investments Purchased with Cash Collateral from Securities Lending - 0.7%
Janus Henderson Cash Collateral Fund LLC,1.8237%ºº	6,445,130	35,454,426	(38,430,381)	3,469,175
Money Markets - 1.7%
Janus Henderson Cash Liquidity Fund LLC,1.8501%ºº	6,369,964	48,961,577	(47,528,271)	7,803,270

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America:
Japanese Yen	7/12/18	(73,582,000)	$680,408	$15,253
Barclays Capital, Inc.:
Japanese Yen	7/19/18	(102,430,000)	930,045	3,620
Citibank NA:
British Pound	7/19/18	(863,000)	1,152,909	13,240
Japanese Yen	7/19/18	(80,836,000)	734,732	3,614

				16,854
HSBC Securities (USA), Inc.:
Japanese Yen	7/12/18	(120,640,000)	1,110,604	20,062
JPMorgan Chase & Co.:
Japanese Yen	7/19/18	(138,370,000)	1,258,922	7,439
Total				$63,228

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2018

Janus Henderson VIT Global Technology Portfolio

Schedule of Investments (unaudited)

June 30, 2018

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2018.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2018

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$ 63,228

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2018.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended June 30, 2018

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Forward foreign currency exchange contracts	$ 1,690	$ -	$ 1,690
Written options contracts	-	70,231	70,231

Total	$ 1,690	$ 70,231	$71,921

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Forward foreign currency exchange contracts	$ 47,955	$ -	$47,955

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Portfolio’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended June 30, 2018

Market Value
Forward foreign currency exchange contracts, sold	$ 4,528,447
Written options contracts, put	650

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Global Technology Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World Information Technology IndexSM	MSCI All Country World Information Technology IndexSM reflects the performance of information technology stocks from developed and emerging markets.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2018 is $133,309, which represents 0.0% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2018.

#	Loaned security; a portion of the security is on loan at June 30, 2018.

¢	Security is valued using significant unobservable inputs.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of June 30, 2018)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Lyft Inc	12/17/15-11/10/17	$1,566,579	$1,959,085	0.4%
Magic Leap Inc	10/5/17	1,585,170	1,585,170	0.4
Total		$3,151,749	$3,544,255	0.8%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2018. The issuer incurs all registration costs.

14	JUNE 30, 2018

Janus Henderson VIT Global Technology Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Automobiles	$-	$1,780,426	$-
Household Durables	-	6,034,406	-
Information Technology Services	18,857,492	4,475,139	-
Internet Software & Services	79,106,000	18,321,211	1,585,170
Semiconductor & Semiconductor Equipment	47,255,873	18,689,215	-
Software	115,106,366	8,926,324	1,959,085
Technology Hardware, Storage & Peripherals	9,910,049	9,312,414	-
All Other	111,847,437	-	-
Investment Companies	-	11,272,445	-
Total Investments in Securities	$382,083,217	$78,811,580	$3,544,255
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	63,228	-
Total Assets	$382,083,217	$78,874,808	$3,544,255
Liabilities
Investments In Securities Sold Short:
Common Stocks	-	-	-
Information Technology Services	461,002	-	-
Internet Software & Services	408,331	-	-
Technology Hardware, Storage & Peripherals	1,013,724	-	-
Total Investments in Securities Sold Short:	$1,883,057	$-	$-
Total Liabilities	$1,883,057	$-	-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Aspen Series	15

Janus Henderson VIT Global Technology Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2018

Assets:
Unaffiliated investments, at value(1)(2)	$453,166,607
Affiliated investments, at value(3)	11,272,445
Cash	396
Deposits with brokers for short sales	1,772,477
Forward foreign currency exchange contracts	63,228
Cash denominated in foreign currency(4)	176,137
Non-interested Trustees' deferred compensation	9,618
Receivables:
Investments sold	7,564,962
Portfolio shares sold	5,034,970
Dividends	454,532
Dividends from affiliates	11,420
Foreign tax reclaims	694
Other assets	715
Total Assets	479,528,201
Liabilities:
Collateral for securities loaned (Note 3)	3,469,175
Short sales, at value(5)	1,883,057
Closed foreign currency contracts	468
Payables:	—
Investments purchased	9,278,859
Portfolio shares repurchased	1,144,725
Advisory fees	252,810
12b-1 Distribution and shareholder servicing fees	92,453
Professional fees	21,320
Transfer agent fees and expenses	21,119
Non-affiliated portfolio administration fees payable	11,751
Non-interested Trustees' deferred compensation fees	9,618
Non-interested Trustees' fees and expenses	3,355
Custodian fees	2,729
Affiliated portfolio administration fees payable	988
Accrued expenses and other payables	41,715
Total Liabilities	16,234,142
Net Assets	$463,294,059

See Notes to Financial Statements.

16	JUNE 30, 2018

Janus Henderson VIT Global Technology Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$265,131,516
Undistributed net investment income/(loss)	(43,442)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	18,671,888
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	179,534,097
Total Net Assets	$463,294,059
Net Assets - Institutional Shares	$28,413,726
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,278,721
Net Asset Value Per Share	$12.47
Net Assets - Service Shares	$434,880,333
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	34,446,986
Net Asset Value Per Share	$12.62

(1) Includes cost of $273,583,835.

(2) Includes $3,349,662 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $11,272,445.

(4) Includes cost of $177,589.

(5) Includes proceeds of $1,772,477.

See Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Global Technology Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2018

Investment Income:
Dividends	$1,965,208
Affiliated securities lending income, net	149,664
Dividends from affiliates	61,396
Other income	79
Foreign tax withheld	(142,806)
Total Investment Income	2,033,541
Expenses:
Advisory fees	1,381,888
12b-1 Distribution and shareholder servicing fees:
Service Shares	505,832
Transfer agent administrative fees and expenses:
Institutional Shares	6,794
Service Shares	101,166
Other transfer agent fees and expenses:
Institutional Shares	448
Service Shares	3,949
Shareholder reports expense	27,530
Professional fees	24,017
Custodian fees	11,768
Non-affiliated portfolio administration fees	11,751
Affiliated portfolio administration fees	9,933
Non-interested Trustees’ fees and expenses	6,911
Short sales dividends expense	4,832
Short sale fees and expenses	1,618
Other expenses	11,319
Total Expenses	2,109,756
Net Investment Income/(Loss)	(76,215)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	18,788,969
Forward foreign currency exchange contracts	1,690
Short sales	188,656
Written options contracts	70,231
Total Net Realized Gain/(Loss) on Investments	19,049,546
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	35,968,105
Forward foreign currency exchange contracts	47,955
Short sales	(56,180)
Total Change in Unrealized Net Appreciation/Depreciation	35,959,880
Net Increase/(Decrease) in Net Assets Resulting from Operations	$54,933,211

See Notes to Financial Statements.

18	JUNE 30, 2018

Janus Henderson VIT Global Technology Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2018 (unaudited)	Year ended December 31, 2017

Operations:
Net investment income/(loss)	$(76,215)	$(664,087)
Net realized gain/(loss) on investments	19,049,546	19,955,310
Change in unrealized net appreciation/depreciation	35,959,880	98,586,953
Net Increase/(Decrease) in Net Assets Resulting from Operations	54,933,211	117,878,176
Dividends and Distributions to Shareholders:
Distributions from Net Realized Gain from Investment Transactions
Institutional Shares	(1,233,575)	(762,812)
Service Shares	(17,868,814)	(19,456,773)
Net Decrease from Dividends and Distributions to Shareholders	(19,102,389)	(20,219,585)
Capital Share Transactions:
Institutional Shares	1,356,862	11,227,029
Service Shares	31,359,895	29,958,539
Net Increase/(Decrease) from Capital Share Transactions	32,716,757	41,185,568
Net Increase/(Decrease) in Net Assets	68,547,579	138,844,159
Net Assets:
Beginning of period	394,746,480	255,902,321
End of period	$463,294,059	$394,746,480

Undistributed Net Investment Income/(Loss)	$(43,442)	$32,773

See Notes to Financial Statements.

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Janus Henderson VIT Global Technology Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2018 (unaudited) and each year ended December 31	2018	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$11.40	$8.37	$7.63		$8.43	$8.20	$6.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(1)	—(1)(2)	—(1)(2)		0.02(1)	0.03(1)	—(2)
Net realized and unrealized gain/(loss)	1.61	3.68	1.05		0.41	0.73	2.16
Total from Investment Operations	1.62	3.68	1.05		0.43	0.76	2.16
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.02)		—	—	—
Distributions (from capital gains)	(0.55)	(0.65)	(0.29)		(1.23)	(0.53)	—
Total Dividends and Distributions	(0.55)	(0.65)	(0.31)		(1.23)	(0.53)	—
Net Asset Value, End of Period	$12.47	$11.40	$8.37		$7.63	$8.43	$8.20
Total Return*	14.09%	45.09%	14.21%		4.85%	9.64%	35.76%
Net Assets, End of Period (in thousands)	$28,414	$24,815	$9,935		$9,004	$8,456	$7,346
Average Net Assets for the Period (in thousands)	$27,377	$12,729	$9,164		$8,635	$7,700	$6,188
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.76%	0.78%		0.76%	0.79%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.76%	0.78%		0.76%	0.79%	0.77%
Ratio of Net Investment Income/(Loss)	0.20%	0.03%	0.06%		0.28%	0.33%	0.16%
Portfolio Turnover Rate	14%	23%	62%		43%	57%	39%
				1

Service Shares
For a share outstanding during the period ended June 30, 2018 (unaudited) and each year ended December 31	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.56	$8.49	$7.75	$8.56	$8.34	$6.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	(0.02)(1)	(0.02)(1)	—(1)(2)	0.01(1)	(0.01)
Net realized and unrealized gain/(loss)	1.61	3.74	1.06	0.42	0.74	2.19
Total from Investment Operations	1.61	3.72	1.04	0.42	0.75	2.18
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.01)	—	—	—
Distributions (from capital gains)	(0.55)	(0.65)	(0.29)	(1.23)	(0.53)	—
Total Dividends and Distributions	(0.55)	(0.65)	(0.30)	(1.23)	(0.53)	—
Net Asset Value, End of Period	$12.62	$11.56	$8.49	$7.75	$8.56	$8.34
Total Return*	13.81%	44.91%	13.85%	4.65%	9.35%	35.39%
Net Assets, End of Period (in thousands)	$434,880	$369,931	$245,967	$169,607	$153,251	$136,113
Average Net Assets for the Period (in thousands)	$407,706	$320,729	$212,136	$158,428	$138,634	$117,904
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.99%	1.00%	1.03%	1.01%	1.04%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	1.00%	1.03%	1.01%	1.04%	1.02%
Ratio of Net Investment Income/(Loss)	(0.05)%	(0.21)%	(0.19)%	0.02%	0.09%	(0.09)%
Portfolio Turnover Rate	14%	23%	62%	43%	57%	39%

* Total return not annualized for periods of less than one full year and does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20	JUNE 30, 2018

Janus Henderson VIT Global Technology Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Global Technology Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Janus Henderson VIT Global Technology Portfolio

Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2018 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio did not hold a significant amount of Level 3 securities as of June 30, 2018.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

22	JUNE 30, 2018

Janus Henderson VIT Global Technology Portfolio

Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2018 is discussed in further detail below. A summary of derivative activity by the Portfolio is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it

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Janus Henderson VIT Global Technology Portfolio

Notes to Financial Statements (unaudited)

would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales,

24	JUNE 30, 2018

Janus Henderson VIT Global Technology Portfolio

Notes to Financial Statements (unaudited)

and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Portfolio may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

The Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of

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Janus Henderson VIT Global Technology Portfolio

Notes to Financial Statements (unaudited)

the premium paid for the put option and by transaction costs. The Portfolio may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Portfolio purchased call options on various equity securities for the purpose of increasing exposure to individual equity risk.There were no purchased options held at June 30, 2018.

In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

During the period, the Portfolio wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.There were no written options held at June 30, 2018.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and

26	JUNE 30, 2018

Janus Henderson VIT Global Technology Portfolio

Notes to Financial Statements (unaudited)

asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

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Notes to Financial Statements (unaudited)

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Portfolio does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2018” table located in the Portfolio’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$15,253	$—	$—	$15,253
Barclays Capital, Inc.	3,620	—	—	3,620
Citibank NA	16,854	—	—	16,854
Deutsche Bank AG	3,349,662	—	(3,349,662)	—
HSBC Securities (USA), Inc.	20,062	—	—	20,062
JPMorgan Chase & Co.	7,439	—	—	7,439

Total	$3,412,890	$—	$(3,349,662)	$63,228
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Goldman Sachs International	$1,883,057	$—	$—	$1,883,057

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business

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Notes to Financial Statements (unaudited)

day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Goldman Sachs International is the broker and/or custodian for short sales. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments.

The Portfolio generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Certain securities may be segregated at the Portfolio’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Portfolio’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash

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Notes to Financial Statements (unaudited)

management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2018, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $3,349,662 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2018 is $3,469,175, resulting in the net amount due to the counterparty of $119,513.

Short Sales

The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager(s) and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees, disclosed on the Statement of Operations, on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest,

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Notes to Financial Statements (unaudited)

dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 1.00% of the Portfolio’s average daily net assets. Janus Capital has agreed to continue the waivers until at least May 1, 2019. If applicable, amounts waived and/or reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital provides oversight and coordination of the Portfolio’s service providers, recordkeeping, and other administrative services, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated Portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $20,480 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2018. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Portfolio, including services related to Portfolio accounting, calculation of the Portfolio’s daily NAV, and Portfolio audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Portfolio. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Portfolio’s assets, along with a flat fee, and is reimbursed by the Portfolio for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as “Non-affiliated portfolio administration fees” on the Statement of Operations.

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Notes to Financial Statements (unaudited)

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $260,650 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended June 30, 2018, the Portfolio engaged in cross trades amounting to $971,121 in purchases.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2018 are noted below. The primary differences between book

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Notes to Financial Statements (unaudited)

and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 285,253,571	$181,086,050	$ (1,900,569)	$ 179,185,481

Information on the tax components of securities sold short as of June 30, 2018 is as follows:

Federal Tax Cost	Unrealized (Appreciation)	Unrealized Depreciation	Net Tax (Appreciation)/ Depreciation
$ (1,772,477)	$ (146,141)	$ 35,561	$ (110,580)

Information on the tax components of derivatives as of June 30, 2018 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 63,228	$ -	$ 63,228

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

6. Capital Share Transactions

	Period ended June 30, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	378,889	$ 4,700,750	1,278,444	$14,184,386
Reinvested dividends and distributions	96,827	1,233,575	76,896	762,812
Shares repurchased	(372,818)	(4,577,463)	(367,015)	(3,720,169)
Net Increase/(Decrease)	102,898	$ 1,356,862	988,325	$11,227,029
Service Shares:
Shares sold	4,544,980	$57,381,271	7,323,265	$75,905,939
Reinvested dividends and distributions	1,385,179	17,868,814	1,932,152	19,456,773
Shares repurchased	(3,497,384)	(43,890,190)	(6,207,785)	(65,404,173)
Net Increase/(Decrease)	2,432,775	$31,359,895	3,047,632	$29,958,539

7. Purchases and Sales of Investment Securities

For the period ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$69,709,413	$ 60,689,046	$ -	$ -

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Notes to Financial Statements (unaudited)

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2018 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

December 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s

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underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for

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the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

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The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were

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reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees

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also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus

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Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

January 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the

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agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded

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that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund

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expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the

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Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the

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Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s

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capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the

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Additional Information (unaudited)

receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

NotesPage1

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Perkins and Intech are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Portfolios distributed by Janus Henderson Distributors

109-24-81119 08-18

SEMIANNUAL REPORT June 30, 2018

Janus Henderson VIT Global Unconstrained Bond Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Global Unconstrained Bond Portfolio

Janus Henderson VIT Global Unconstrained Bond Portfolio (unaudited)

PORTFOLIO SNAPSHOT

This “unconstrained” Portfolio has the flexibility to invest across global fixed income markets and is not managed to be compared to any specific index. The Portfolio has significant latitude to act on high-conviction ideas and seeks to achieve positive absolute returns in a variety of market environments.

PERFORMANCE OVERVIEW

For the six-month period ending June 30, 2018, Janus Henderson VIT Global Unconstrained Bond Portfolio’s Institutional Shares and Service Shares returned -6.05% and -6.16%, respectively, compared with a 0.91% return for the Portfolio’s benchmark, the 3 Month USD London Interbank Offered Rate (LIBOR).

INVESTMENT ENVIRONMENT

Global bond markets lost ground during the six-month period ending June 30, 2018, as volatility returned early in the year. While the moves were more pronounced in risk assets – namely equities – bonds also suffered given that the source of investor trepidation was the possibility of an acceleration in inflation. The reaction was different in Europe as concerns about softening eurozone economic data caused investors to pile into safe-haven German Bunds. During the spring, price movements in Europe, the U.S. and emerging markets diverged as they were largely driven by regional developments. Much of the action emanated from Europe as the prospect of a populist ruling coalition in Italy caused investors to flee riskier assets and seek safe harbor in the German Bund. Later in the period, European Central Bank (ECB) President Mario Draghi – in what many construed as a bow to political realities and softer economic data – stated that there would be no interest rate hikes through at least the summer of 2019. These developments pushed the yield on the 10-year Bund to as low as 0.26%.

In the U.S., strong economic data caused investors to venture away from Treasuries early in the period. Nonfarm payroll gains averaged 208,000 in the reports released during the period, and the unemployment rate dipped to an 18-year low of 3.8%. Manufacturing surveys remained firmly in expansionary territory. Consequently, the yield on the 10-Treasury reached as high as 3.11% by mid May. Yields then slipped, however, as investors dialed back their European exposure and tit-for-tat trade threats cast a pall on the prospects for global growth. The rally in the 10-year withstood the Federal Reserve’s (Fed) decision to raise its benchmark interest rate a second time in the year, to 2.0% in June, and the central bank’s favored gauge of core inflation climbing to its 2.0% target. The 2-year note, which tends to be more sensitive to Fed moves, rose 65 basis points (bps) to 2.53%, resulting in a spread between 10-year and 2-year Treasurys of 33 bps, the lowest level in 11 years.

The diverging fortunes of the U.S. and Europe resulted in the spread between 10-year Treasuries and Bunds reaching historic levels, climbing to as high as 259 bps. We believe that underlying economic conditions in the two regions do not merit such a variance. For much of the period, we positioned the Portfolio to benefit from a potential convergence in the two yields, yet the spread has remained stubborn despite being two standard deviations from its 10-year average.

Emerging market bonds lost ground as they had to deal with the dual threat of potential tariffs and a surging U.S. dollar. The spike in the greenback also put gold under pressure throughout the period. Crude oil, on the other hand, rose roughly 25% to $74 per barrel for the U.S. benchmark.

Corporate credit spreads widened, with those on investment-grade rising 30 bps to 123 bps and high-yield by 20 bps to 363 bps. Despite the winter correction, U.S. stocks recovered and ultimately notched slight gains driven in part by heightened merger-and-acquisition activity.

PERFORMANCE DISCUSSION

For the period, the Portfolio underperformed its benchmark, the 3 Month USD LIBOR. The strategy seeks to provide long-term positive returns through various market environments by managing portfolio duration, credit risk and volatility.

The Portfolio is comprised of two sleeves: Its core, which invests in shorter-duration, cash-based fixed income

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Janus Henderson VIT Global Unconstrained Bond Portfolio (unaudited)

securities and a series of strategies we refer to as Structural Alpha. We believe that corporate credits with maturities ranging from roughly one to three years offer investors a visible income stream that is often overlooked by the market. For the period, the Portfolio’s cash-based core generated positive returns. The Portfolio’s shorter-duration positioning in corporate credits was able to withstand spread widening, resulting in these securities contributing to performance.

The Portfolio’s Structural Alpha strategies are designed to generate excess returns by capitalizing on tendencies prevalent in financial markets. One such tendency is investors overpaying for protection against price movements in an underlying asset by employing derivatives. Therefore, selling volatility on a range of asset classes and collecting a premium in the process is a prominent component of Structural Alpha. Volatility sales on U.S. equities generated positive returns as stocks remained range-bound after the early-period sell-off. Volatility sales on corporate credits, however, detracted from performance as spreads widened. Volatility sales on gold generated negative returns early in the period and once again in June as the dollar rally put the yellow metal under pressure.

Another component of Structural Alpha aims to capitalize on the announced and closing prices of corporate merger-and-acquisition (M&A) activity. We believe that the difference between these two prices present investors with a potential arbitrage opportunity as these prices tend to converge in a consistent manner. For the period, the Portfolio’s M&A arbitrage positioning in deals in the chemicals and telecommunications sectors contributed to performance.

The period’s underperformance was concentrated in the Portfolio’s Bund positioning. Given our view that the magnitude of the variance between Bunds and Treasuries is not merited by the economic fundamentals of the two countries, we constructed a directional position aimed at benefiting from a potential convergence, namely via rising Bund yields. We believe that despite some softening of economic data during the first half of the year, there is little rationale for yields to be negative for up to seven years on German sovereign debt. Conversely, we believe that the U.S. economy will have difficulty accelerating, as labor markets are extremely tight and the specter of a trade war could limit new sources of growth. While Europe continues to face threats from populist movements and the lengths to which politicians are willing to go to institute pro-growth structural reform are up for debate, our view is that the European economy is largely on track in its emergence from its debt crisis. After rising during the first six weeks of 2018, Bund yields fell dramatically over the remainder of the period as investors sought safety due to regional political developments. The magnitude of the rally caused the securities we used to structure the Bund-bearish convergence trade to register a loss. Although we maintain our convergence view, during the latter part of the period, we scaled back our positioning in recognition of the factors that have kept a steady bid on Bund prices.

The Portfolio makes extensive use of derivatives as a component of its Structural Alpha strategy. These derivatives are utilized with the aim of generating returns in addition to those attributed to our core fixed income allocation. Management has discretion to tactically use each of these derivatives to access trades and as hedging instruments. During the period, the Portfolio used options, futures, options on futures, credit default swaps (CDS), other swaps and forward exchange contracts. Options and futures, in part, are utilized as part of a strategy to capture yield by selling volatility across a range of asset classes. CDS are also used as part of a strategy to generate yield by selling default protection on an underlying asset. Forward exchange contracts are used, in part, to hedge our currency exposure and as a strategy for capitalizing on potential dislocations in the foreign currency market. For the period, the derivatives impact on performance was negative.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Thank you for your investment in the Janus Henderson VIT Global Unconstrained Bond Portfolio.

2	JUNE 30, 2018

Janus Henderson VIT Global Unconstrained Bond Portfolio (unaudited)

Portfolio At A Glance

June 30, 2018

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Institutional Shares	-1.03%	2.52%
Service Shares	-1.02%	2.27%
Weighted Average Maturity		1.0 Years
Average Effective Duration**		-0.2 Years
* Yield will fluctuate.
** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AA	1.9%
A	20.8%
BBB	39.7%
BB	8.1%
B	4.1%
CCC	0.3%
Not Rated	15.5%
Cash & Equivalents	9.6%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	67.0%
Common Stocks	9.3%
Asset-Backed/Commercial Mortgage-Backed Securities	4.9%
Foreign Government Bonds	4.1%
Investment Companies	3.6%
Commercial Paper	1.2%
OTC Purchased Options – Calls	0.3%
OTC Purchased Options – Puts	0.0%
Other	9.6%
100.0%

Emerging markets comprised 8.0% of total net assets.

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Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2018				per the April 30, 2018 prospectuses
	Fiscal Year-to-Date	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Institutional Shares	-6.05%	-6.04%	-0.92%	3.96%	0.71%
Service Shares	-6.16%	-6.27%	-1.17%	4.22%	0.96%
3-Month USD LIBOR	0.91%	1.53%	0.85%
Morningstar Quartile - Institutional Shares	-	4th	4th
Morningstar Ranking - based on total returns for Nontraditional Bond Funds	-	333/336	290/296

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through May 1, 2019.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the fees, charges, or expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included such fees, charges, or expenses.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

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Janus Henderson VIT Global Unconstrained Bond Portfolio (unaudited)

Performance

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – January 29, 2015

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Janus Henderson VIT Global Unconstrained Bond Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Net Annualized Expense Ratio (1/1/18 - 6/30/18)
Institutional Shares	$1,000.00	$939.50	$3.17	$1,000.00	$1,021.52	$3.31	0.66%
Service Shares	$1,000.00	$938.40	$4.37	$1,000.00	$1,020.28	$4.56	0.91%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2018

Janus Henderson VIT Global Unconstrained Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Shares/Principal/ Contract Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 4.9%
Banc of America Funding 2005-5 Trust, 5.5000%, 9/25/35	$1,882	$1,867
Banc of America Funding 2006-7 Trust,
ICE LIBOR USD 1 Month + 0.6000%, 6.0000%, 9/25/36‡	2,375	2,273
Credit Suisse First Boston Mortgage Securities Corp, 5.5000%, 12/25/34	63,670	63,085
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.0000%, 3.9089%, 3/25/39‡,¤	92,821	6,268
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.0500%, 3.9589%, 5/25/39‡,¤	119,946	7,915
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.5500%, 4.4589%, 5/25/39‡,¤	188,227	13,704
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.1500%, 4.0589%, 3/25/40‡,¤	74,329	6,506
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.5500%, 4.4589%, 7/25/42‡,¤	47,452	8,304
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.1500%, 4.0589%, 11/25/42‡,¤	76,972	13,196
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.1500%, 4.0589%, 7/25/43‡,¤	85,823	10,382
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 5.6000%, 3.5089%, 5/25/45‡,¤	127,380	16,927
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.0500%, 3.9768%, 4/15/39‡,¤	73,846	5,148
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.5500%, 4.4768%, 3/15/41‡,¤	3,777	362
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.5500%, 4.4768%, 5/15/42‡,¤	24,222	3,809
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.1500%, 4.0768%, 12/15/44‡,¤	105,125	17,590
Government National Mortgage Association, 3.5000%, 12/20/39¤	62,520	3,976
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 6.6000%, 4.5163%, 12/20/39‡,¤	37,268	3,625
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 5.6500%, 3.5663%, 10/20/45‡,¤	43,715	5,400
MASTR Alternative Loan Trust 2004-6, 6.0000%, 7/25/34	18,748	19,177
Morgan Stanley Mortgage Loan Trust 2006-2, 5.7500%, 2/25/36	116,022	116,147
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $359,388)		325,661
Corporate Bonds – 67.0%
Banking – 12.9%
Ally Financial Inc, 3.2500%, 11/5/18	10,000	10,000
Ally Financial Inc, 8.0000%, 12/31/18	150,000	152,813
Ally Financial Inc, 3.5000%, 1/27/19	4,000	3,995
Bank of Montreal, 1.7500%, 9/11/19	56,000	55,282
Bank of Montreal, ICE LIBOR USD 3 Month + 0.4600%, 2.8016%, 4/13/21‡	11,000	11,020
Capital One Bank USA NA, 2.2500%, 2/13/19	48,000	47,815
Goldman Sachs Group Inc, 2.6250%, 1/31/19	110,000	109,912
Goldman Sachs Group Inc, 7.5000%, 2/15/19	28,000	28,774
JPMorgan Chase & Co, 2.3500%, 1/28/19	105,000	104,834
Morgan Stanley, 2.5000%, 1/24/19	52,000	51,918
Morgan Stanley, ICE LIBOR USD 3 Month + 0.7400%, 3.1016%, 7/23/19‡	4,000	4,020
Morgan Stanley, ICE LIBOR USD 3 Month + 0.5500%, 2.9025%, 2/10/21‡	23,000	23,045
PNC Bank NA, 2.5000%, 1/22/21	250,000	245,420
		848,848
Basic Industry – 0.2%
Nutrien Ltd, 6.7500%, 1/15/19	5,000	5,101
Packaging Corp of America, 2.4500%, 12/15/20	11,000	10,762
		15,863
Brokerage – 4.3%
Charles Schwab Corp, 3.8500%, 5/21/25	29,000	29,318
GFI Group Inc, 8.3750%, 7/19/18	250,000	250,000
		279,318
Capital Goods – 1.2%
Fortive Corp, 1.8000%, 6/15/19	8,000	7,912
Ingersoll-Rand Global Holding Co Ltd, 2.9000%, 2/21/21	21,000	20,793
Martin Marietta Materials Inc,
ICE LIBOR USD 3 Month + 0.5000%, 2.8247%, 12/20/19‡	12,000	12,020
Stanley Black & Decker Inc, 2.4510%, 11/17/18	38,000	37,951
		78,676
Communications – 3.6%
AT&T Inc, 2.3000%, 3/11/19	11,000	10,959
Comcast Corp, 3.1500%, 3/1/26	19,000	17,836

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT Global Unconstrained Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Shares/Principal/ Contract Amounts		Value
Corporate Bonds – (continued)
Communications – (continued)
Hughes Satellite Systems Corp, 6.5000%, 6/15/19	$204,000	$208,784
		237,579
Consumer Cyclical – 13.0%
Best Buy Co Inc, 5.0000%, 8/1/18	12,000	12,019
Cresud SACIF y A, 6.5000%, 2/16/23	27,462	27,467
Daimler Finance North America LLC,
ICE LIBOR USD 3 Month + 0.4500%, 2.3539%, 2/22/21 (144A)	150,000	150,097
Dillard's Inc, 7.1300%, 8/1/18	12,000	12,036
Ford Motor Credit Co LLC, 2.5510%, 10/5/18	200,000	199,874
General Motors Co, ICE LIBOR USD 3 Month + 0.8000%, 3.1631%, 8/7/20‡	11,000	11,037
General Motors Financial Co Inc,
ICE LIBOR USD 3 Month + 0.8500%, 3.1875%, 4/9/21‡	22,000	22,114
Hyundai Capital America, 2.5500%, 2/6/19	250,000	249,079
Hyundai Capital America,
ICE LIBOR USD 3 Month + 0.8200%, 3.1463%, 3/12/21 (144A)‡	22,000	22,048
Lennar Corp, 4.5000%, 11/15/19	12,000	12,075
Toll Brothers Finance Corp, 4.0000%, 12/31/18	139,000	138,983
		856,829
Consumer Non-Cyclical – 6.9%
BAT Capital Corp, ICE LIBOR USD 3 Month + 0.5900%, 2.9450%, 8/14/20 (144A)‡	23,000	23,077
Conagra Brands Inc, ICE LIBOR USD 3 Month + 0.5000%, 2.8306%, 10/9/20‡	22,000	21,894
CVS Health Corp, ICE LIBOR USD 3 Month + 0.6300%, 2.6873%, 3/9/20‡	22,000	22,085
CVS Health Corp, ICE LIBOR USD 3 Month + 0.7200%, 2.7773%, 3/9/21‡	22,000	22,111
Express Scripts Holding Co, 2.2500%, 6/15/19	71,000	70,486
General Mills Inc, 6.5900%, 10/15/18	292,000	295,116
		454,769
Electric – 0.2%
Dominion Energy Inc, 1.6000%, 8/15/19	16,000	15,753
Energy – 9.7%
DCP Midstream Operating LP, 9.7500%, 3/15/19 (144A)	61,000	63,516
Kinder Morgan Energy Partners LP, 2.6500%, 2/1/19	575,000	573,560
		637,076
Finance Companies – 0.9%
International Lease Finance Corp, 7.1250%, 9/1/18 (144A)	50,000	50,326
International Lease Finance Corp, 6.2500%, 5/15/19	5,000	5,126
		55,452
Financial Institutions – 3.0%
LeasePlan Corp NV, 2.8750%, 1/22/19 (144A)	200,000	199,668
Natural Gas – 3.4%
HKCG Finance Ltd, 6.2500%, 8/7/18 (144A)	200,000	200,583
WGL Holdings Inc, ICE LIBOR USD 3 Month + 0.4000%, 2.7194%, 11/29/19‡	22,000	22,013
		222,596
Owned No Guarantee – 3.4%
ICBCIL Finance Co Ltd, 2.6000%, 11/13/18 (144A)	200,000	199,561
Petroleos Mexicanos, 5.5000%, 2/4/19	25,000	25,313
		224,874
Technology – 2.2%
Hewlett Packard Enterprise Co, 2.1000%, 10/4/19 (144A)	12,000	11,849
Juniper Networks Inc, 3.1250%, 2/26/19	19,000	19,036
Seagate HDD Cayman, 3.7500%, 11/15/18	112,000	112,285
		143,170
Transportation – 2.1%
American Airlines Group Inc, 5.5000%, 10/1/19 (144A)	12,000	12,120
Canadian Pacific Railway Co, 7.2500%, 5/15/19	123,000	127,507
		139,627
Total Corporate Bonds (cost $4,423,460)		4,410,098

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2018

Janus Henderson VIT Global Unconstrained Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Shares/Principal/ Contract Amounts		Value
Foreign Government Bonds – 4.1%
Argentina Treasury Bill, 0%, 10/12/18◊	$125,000	$123,522
Provincia de Buenos Aires/Argentina, 5.7500%, 6/15/19 (144A)	150,000	148,155
Total Foreign Government Bonds (cost $273,237)		271,677
Common Stocks – 9.3%
Diversified Telecommunication Services – 2.9%
AT&T Inc	5,830	187,201
Health Care Providers & Services – 5.7%
Aetna Inc	2,051	376,359
Mortgage Real Estate Investment Trusts (REITs) – 0.7%
AGNC Investment Corp	863	16,043
Annaly Capital Management Inc	2,892	29,759
		45,802
Total Common Stocks (cost $606,706)		609,362
Investment Companies – 3.6%
Closed-End Funds – 2.3%
Duff & Phelps Global Utility Income Fund Inc	550	7,904
Nuveen Build America Bond Fund	2,534	52,226
Nuveen Build America Bond Opportunity Fund	1,786	39,238
Nuveen Preferred & Income Opportunities Fund	1,598	14,909
Reaves Utility Income Fund	1,330	38,450
		152,727
Exchange-Traded Funds (ETFs) – 1.3%
iShares US Preferred Stock	2,211	83,377
Total Investment Companies (cost $246,191)		236,104
Commercial Paper – 1.2%
Enbridge Energy Partners, 1.7030%, 7/24/18 (Section 4(2)) (cost $75,852)	$76,000	75,877
OTC Purchased Options – Calls – 0.3%
Counterparty/Reference Asset
Bank of America:
Aetna, Inc.,
Notional amount $275,250, premiums paid $7,200, unrealized appreciation $1,175, exercise price $180.00, expires 7/20/18*	15	8,375
Morgan Stanley:
Time Warner, Inc.,
Notional amount $289,652, premiums paid $15,619, unrealized depreciation $(984), exercise price $95.00, expires 7/20/18*	29	14,635
Total OTC Purchased Options – Calls (premiums paid $22,819, unrealized appreciation $191)		23,010
OTC Purchased Options – Puts – 0%
Counterparty/Reference Asset
Citibank:
EUR currency,
Notional amount $624,805, unrealized depreciation $(62), exercise price $1.11, expires 7/5/18* (premiums paid $64)	624,805	2
Total Investments (total cost $6,007,717) – 90.4%		5,951,791
Cash, Receivables and Other Assets, net of Liabilities – 9.6%		633,629
Net Assets – 100%		$6,585,420

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Global Unconstrained Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment Securities

Country	Value
United States	$4,655,436	78.2%
Argentina	299,144	5.0
Hong Kong	200,583	3.4
Netherlands	199,668	3.4
China	199,561	3.4
Canada	198,910	3.3
Germany	150,099	2.5
Mexico	25,313	0.4
United Kingdom	23,077	0.4

Total	$5,951,791	100.0%

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Morgan Stanley:
Mexican Peso	7/13/18	3,293,736	$(159,673)	$5,918
Mexican Peso	7/13/18	(3,293,736)	158,313	(7,278)
Total				$(1,360)

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
Gold	6	8/29/18	$752,700	$(15,300)	$2,100
Futures Sold:
Euro-Bobl	8	9/6/18	1,234,686	(6,043)	374
Euro-Bund	13	9/6/18	2,467,538	(25,224)	(1,366)
Total - Futures Sold				(31,267)	(992)
Total				$(46,567)	$1,108

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2018

Janus Henderson VIT Global Unconstrained Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Schedule of OTC Written Options
Counterparty/ Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Put Options:

Citibank:

EUR currency	624,805	1.15	USD	7/5/18	$624,805	$861	$476	$(385)

Schedule of Centrally Cleared Credit Default Swaps - Buy Protection
Reference Asset	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
CDX.NA.HY.S30, Fixed Rate of 5.00%, Paid Quarterly	6/20/23	3,253,000	USD	$(210,428)	$15,250	$(1,543)
CDX.NA.HY.S29, Fixed Rate of 5.00%, Paid Quarterly	12/20/22	3,026,000	USD	(211,656)	18,811	1,280
Total				$(422,084)	$34,061	$(263)

Schedule of OTC Credit Default Swaps - Sell Protection(1)
Counterparty/ Reference Asset Type/ Reference Asset	S&P Credit Rating	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Outstanding Swap Contracts, at Value Asset/(Liability)

BNP Paribas:

Foreign Government Bonds

People's Republic of China, Fixed Rate 1.00% Paid Quarterly	A+	3/20/20	500,000	USD	$1,824	$4,715	$6,539

Citigroup Global Markets:

Foreign Government Bonds

People's Republic of China, Fixed Rate 1.00% Paid Quarterly	A+	3/20/20	250,000	USD	1,918	1,351	3,269

Goldman Sachs International:

Foreign Government Bonds

Republic of Indonesia, Fixed Rate 1.00% Paid Quarterly	Not Rated	3/20/20	250,000	USD	(4,339)	6,483	2,144
Total					$(597)	$12,549	$11,952
(1)

If a credit event occurs, the seller of protection will pay a net settlement amount equal to the notional amount of the swap less the recovery value of the reference asset from related offsetting purchase protection.

(2)

If a credit event occurs, the notional amount represents the maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Global Unconstrained Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2018

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2018.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2018

	Commodity Contracts	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ -	$ -	$ 5,918	$ -	$ -	$ 5,918
Purchased options contracts, at value	-	-	2	23,010	-	23,012
Outstanding swap contracts, at value	-	11,952	-	-	-	11,952
Variation margin receivable	2,100	1,280	-	-	374	3,754

Total Asset Derivatives	$ 2,100	$ 13,232	$ 5,920	$ 23,010	$ 374	$44,636

Liability Derivatives:
Forward foreign currency exchange contracts	$ -	$ -	$ 7,278	$ -	$ -	$ 7,278
Options written, at value	-	-	385	-	-	385
Variation margin payable	-	1,543	-	-	1,366	2,909

Total Liability Derivatives	$ -	$ 1,543	$ 7,663	$ -	$ 1,366	$10,572

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2018

Janus Henderson VIT Global Unconstrained Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2018

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2018.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended June 30, 2018

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Commodity Contracts	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$ (59,885)	$ -	$(63,808)	$(32,371)	$ (463,790)	$(619,854)
Forward foreign currency exchange contracts	-	-	(828)	-	-	(828)
Purchased options contracts	(620)	-	(604)	(920)	(9,858)	(12,002)
Purchased swaption contracts	-	(2,198)	-	-	-	(2,198)
Swap contracts	-	(82,345)	-	-	(28,697)	(111,042)
Written options contracts	24,957	-	5,762	67,042	135,065	232,826
Written swaption contracts	-	(2,530)	-	-	-	(2,530)

Total	$ (35,548)	$(87,073)	$(59,478)	$ 33,751	$ (367,280)	$(515,628)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Commodity Contracts	Credit Contracts	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$ 1,850	$ -	$ -	$ -	$ (30,296)	$ (28,446)
Forward foreign currency exchange contracts	-	-	(1,080)	-	-	(1,080)
Purchased options contracts	-	-	(62)	193	89	220
Swap contracts	-	47,800	-	-	-	47,800
Written options contracts	-	-	3,534	(199)	(9,752)	(6,417)

Total	$ 1,850	$ 47,800	$ 2,392	$ (6)	$ (39,959)	$ 12,077

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Portfolio’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Global Unconstrained Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended June 30, 2018

Market Value
Credit default swaps, long	$ 14,225
Credit default swaps, short	(170,173)
Forward foreign currency exchange contracts, purchased	100,161
Forward foreign currency exchange contracts, sold	293,859
Futures contracts, purchased	8,683,168
Futures contracts, sold	6,309,243
Interest rate swaps, long	12
Purchased options contracts, call	8,569
Purchased options contracts, put	145
Purchased swaption contracts, call	37
Purchased swaption contracts, put	156
Written options contracts, call	11,872
Written options contracts, put	4,872
Written swaption contracts, call	1,913
Written swaption contracts, put	1,588

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2018

Janus Henderson VIT Global Unconstrained Bond Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

London Interbank Offered Rate (LIBOR)	LIBOR (London Interbank Offered Rate) is a short-term interest rate that banks offer one another and generally represents current cash rates.

ICE	Intercontinental Exchange
LLC	Limited Liability Company
LP	Limited Partnership
OTC	Over-the-Counter
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2018 is $1,081,000, which represents 16.4% of net assets.

4(2)

Securities sold under Section 4(2) of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 4(2) securities as of the period ended June 30, 2018 is $75,877, which represents 1.2% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2018. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

*	Non-income producing security.

◊	Zero coupon bond.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

Janus Aspen Series	15

Janus Henderson VIT Global Unconstrained Bond Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$325,661	$-
Corporate Bonds	-	4,410,098	-
Foreign Government Bonds	-	271,677	-
Common Stocks	609,362	-	-
Investment Companies	236,104	-	-
Commercial Paper	-	75,877	-
OTC Purchased Options – Calls	-	23,010	-
OTC Purchased Options – Puts	-	2	-
Total Investments in Securities	$845,466	$5,106,325	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$5,918	$-
Outstanding Swap Contracts, at Value	-	11,952	-
Variation Margin Receivable	-	3,754	-
Total Assets	$845,466	$5,127,949	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$7,278	$-
Options Written, at Value	-	385	-
Variation Margin Payable	-	2,909	-
Total Liabilities	$-	$10,572	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

16	JUNE 30, 2018

Janus Henderson VIT Global Unconstrained Bond Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2018

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$5,928,779
Purchased options, at value(2)	23,012
Cash	393,946
Deposits with brokers for centrally cleared derivatives	180,000
Deposits with brokers for futures	70,000
Forward foreign currency exchange contracts	5,918
Outstanding swap contracts, at value(3)	11,952
Variation margin receivable	3,754
Non-interested Trustees' deferred compensation	138
Receivables:
Interest	60,976
Due from adviser	18,905
Dividends	1,538
Portfolio shares sold	135
Other assets	20
Total Assets	6,699,073
Liabilities:
Forward foreign currency exchange contracts	7,278
Options written, at value(4)	385
Variation margin payable	2,909
Payables:	—
Printing fees	29,631
Accounting systems fees	21,602
Professional fees	21,534
Non-affiliated portfolio administration fees payable	12,927
Registration fees	9,828
Advisory fees	3,660
12b-1 Distribution and shareholder servicing fees	1,201
Transfer agent fees and expenses	676
Custodian fees	229
Non-interested Trustees' deferred compensation fees	138
Non-interested Trustees' fees and expenses	63
Portfolio shares repurchased	62
Affiliated portfolio administration fees payable	14
Accrued expenses and other payables	1,516
Total Liabilities	113,653
Net Assets	$6,585,420

See Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Global Unconstrained Bond Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2018

Net Assets Consist of:
Capital (par value and paid-in surplus)	$7,218,677
Undistributed net investment income/(loss)	56,933
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(633,422)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(56,768)
Total Net Assets	$6,585,420
Net Assets - Institutional Shares	$968,675
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	107,639
Net Asset Value Per Share	$9.00
Net Assets - Service Shares	$5,616,745
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	624,798
Net Asset Value Per Share	$8.99

(1) Includes cost of $5,984,834. (2) Premiums paid of $22,883. (3) Premiums received $597. (4) Premiums received $861.

See Notes to Financial Statements.

18	JUNE 30, 2018

Janus Henderson VIT Global Unconstrained Bond Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2018

Investment Income:
Interest	$75,480
Dividends	9,209
Other income	458
Total Investment Income	85,147
Expenses:
Advisory fees	21,881
12b-1 Distribution and shareholder servicing fees:
Service Shares	7,159
Transfer agent administrative fees and expenses:
Institutional Shares	251
Service Shares	1,432
Other transfer agent fees and expenses:
Institutional Shares	65
Service Shares	323
Professional fees	31,158
Registration fees	18,786
Non-affiliated portfolio administration fees	12,927
Custodian fees	2,050
Shareholder reports expense	326
Affiliated portfolio administration fees	153
Non-interested Trustees’ fees and expenses	102
Other expenses	18,810
Total Expenses	115,423
Less: Excess Expense Reimbursement and Waivers	(86,120)
Net Expenses	29,303
Net Investment Income/(Loss)	55,844
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	32,149
Purchased options contracts	(12,002)
Purchased swaption contracts	(2,198)
Forward foreign currency exchange contracts	(828)
Futures contracts	(619,854)
Swap contracts	(111,042)
Written options contracts	232,826
Written swaption contracts	(2,530)
Total Net Realized Gain/(Loss) on Investments	(483,479)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(15,284)
Purchased options contracts	220
Forward foreign currency exchange contracts	(1,080)
Futures contracts	(28,446)
Swap contracts	47,800
Written options contracts	(6,417)
Total Change in Unrealized Net Appreciation/Depreciation	(3,207)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(430,842)

See Notes to Financial Statements.

Janus Aspen Series	19

Janus Henderson VIT Global Unconstrained Bond Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2018 (unaudited)	Year ended December 31, 2017

Operations:
Net investment income/(loss)	$55,844	$111,174
Net realized gain/(loss) on investments	(483,479)	37,927
Change in unrealized net appreciation/depreciation	(3,207)	(35,450)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(430,842)	113,651
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Institutional Shares	—	(26,424)
Service Shares	—	(144,910)
Total Dividends from Net Investment Income	—	(171,334)
Return of Capital on Dividends from Net Investment Income
Institutional Shares	—	(4,923)
Service Shares	—	(22,868)
Total Return of Capital on Dividends from Net Investment Income	—	(27,791)
Net Decrease from Dividends and Distributions to Shareholders	—	(199,125)
Capital Share Transactions:
Institutional Shares	—	31,347
Service Shares	270,743	539,484
Net Increase/(Decrease) from Capital Share Transactions	270,743	570,831
Net Increase/(Decrease) in Net Assets	(160,099)	485,357
Net Assets:
Beginning of period	6,745,519	6,260,162
End of period	$6,585,420	$6,745,519

Undistributed Net Investment Income/(Loss)	$56,933	$1,089

See Notes to Financial Statements.

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Janus Henderson VIT Global Unconstrained Bond Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2018 (unaudited) and each year or period ended December 31	2018	2017	2016		2015(1)
Net Asset Value, Beginning of Period	$9.58	$9.68	$9.59		$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.09	0.19	0.22		0.10
Net realized and unrealized gain/(loss)	(0.67)	0.01	0.24		(0.46)
Total from Investment Operations	(0.58)	0.20	0.46		(0.36)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.23)	(0.37)		(0.03)
Distributions (from capital gains)	—	—	—		—
Return of capital	—	(0.07)	—		(0.02)
Total Dividends and Distributions	—	(0.30)	(0.37)		(0.05)
Net Asset Value, End of Period	$9.00	$9.58	$9.68		$9.59
Total Return*	(6.05)%	2.06%	4.78%		(3.57)%
Net Assets, End of Period (in thousands)	$969	$1,031	$1,011		$964
Average Net Assets for the Period (in thousands)	$1,014	$1,027	$992		$976
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.32%	3.94%	4.67%		3.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.66%	0.77%	0.80%		0.87%
Ratio of Net Investment Income/(Loss)	1.87%	1.92%	2.27%		1.08%
Portfolio Turnover Rate	79%	110%	182%		92%
				1

Service Shares
For a share outstanding during the period ended June 30, 2018 (unaudited) and each year or period ended December 31	2018	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$9.58	$9.70	$9.59	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08	0.16	0.20	0.08
Net realized and unrealized gain/(loss)	(0.67)	0.01	0.24	(0.46)
Total from Investment Operations	(0.59)	0.17	0.44	(0.38)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.22)	(0.33)	(0.02)
Distributions (from capital gains)	—	—	—	—
Return of capital	—	(0.07)	—	(0.01)
Total Dividends and Distributions	—	(0.29)	(0.33)	(0.03)
Net Asset Value, End of Period	$8.99	$9.58	$9.70	$9.59
Total Return*	(6.16)%	1.70%	4.61%	(3.76)%
Net Assets, End of Period (in thousands)	$5,617	$5,714	$5,249	$4,247
Average Net Assets for the Period (in thousands)	$5,775	$5,510	$5,234	$3,924
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.45%	4.20%	4.99%	4.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	1.02%	1.05%	1.11%
Ratio of Net Investment Income/(Loss)	1.62%	1.66%	2.03%	0.85%
Portfolio Turnover Rate	79%	110%	182%	92%

* Total return not annualized for periods of less than one full year and does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Period from January 29, 2015 (inception date) through December 31, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

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Janus Henderson VIT Global Unconstrained Bond Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Global Unconstrained Bond Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks to maximize total return, consistent with preservation of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

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Janus Henderson VIT Global Unconstrained Bond Portfolio

Notes to Financial Statements (unaudited)

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2018 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

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Janus Henderson VIT Global Unconstrained Bond Portfolio

Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2018 is discussed in further detail below.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or

24	JUNE 30, 2018

Janus Henderson VIT Global Unconstrained Bond Portfolio

Notes to Financial Statements (unaudited)

other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Commodity-Linked Investments

The Portfolio may invest, directly or indirectly, in various commodity-linked investments that provide exposure to the commodities markets. Such exposure may subject the Portfolio to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

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Janus Henderson VIT Global Unconstrained Bond Portfolio

Notes to Financial Statements (unaudited)

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Portfolio entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

During the period, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Portfolio purchased futures on equity indices to increase exposure to equity risk.

During the period, the Portfolio sold futures on equity indices to decrease exposure to equity risk.

During the period, the Portfolio purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Portfolio sold interest rate futures to decrease exposure to interest rate risk.

During the period, the Portfolio purchased commodity futures to increase exposure to commodity risk.

26	JUNE 30, 2018

Janus Henderson VIT Global Unconstrained Bond Portfolio

Notes to Financial Statements (unaudited)

During the period, the Portfolio sold commodity futures to decrease exposure to commodity risk.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Portfolio may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

The Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Portfolio may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Portfolio purchased call options on various equity indices or equity index futures for the purpose of increasing exposure to broad equity risk.

During the period, the Portfolio purchased put options on various equity index futures for the purpose of decreasing exposure to broad equity risk.

During the period, the Portfolio purchased call options on foreign exchange rates vs. the U.S. dollar in order to increase foreign currency exposure and reduce U.S. dollar exposure where increasing this exposure via the options market was most attractive.

During the period, the Portfolio purchased put options on foreign exchange rates vs. the U.S. dollar in order to decrease foreign currency exposure and increase U.S. dollar exposure where decreasing this exposure via the options market was most attractive.

During the period, the Portfolio purchased call options on bond futures in order to increase interest rate risk exposure where reducing this exposure via other markets such as the cash bond market was less attractive.

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Notes to Financial Statements (unaudited)

During the period, the Portfolio purchased put options on bond futures in order to reduce interest rate risk exposure where reducing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Portfolio purchased call and put options on commodity futures for the purpose of hedging exposure to commodity risk and/or generating income.

In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

During the period, the Portfolio wrote call options on bond futures in order to reduce interest rate risk where reducing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Portfolio wrote put options on bond futures in order to increase interest rate risk where increasing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Portfolio wrote call options on various equity index futures for the purpose of decreasing exposure to broad equity risk and/or generating carry.

During the period, the Portfolio wrote put options on various equity index futures for the purpose of increasing exposure to broad equity risk and/or generating carry.

During the period, the Portfolio wrote call options on foreign exchange rates vs. the U.S. dollar in order to reduce currency risk where reducing this exposure via the foreign exchange forward markets was less attractive.

During the period, the Portfolio wrote put options on foreign exchange rates vs. the U.S. dollar in order to increase currency risk where increasing this exposure via the foreign exchange forward markets was less attractive.

During the period, the Portfolio wrote call options on commodity futures for the purpose of decreasing exposure to commodity risk and/or generating income.

During the period, the Portfolio wrote put options on commodity futures for the purpose of increasing exposure to commodity risk and/or generating income.

Options on Swap Contracts (Swaptions)

The Portfolio may purchase or write covered and uncovered put and call options on swap contracts, commonly referred to as “swaptions”. Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time.

Swaptions can be used for a variety of purposes, including to manage the Portfolio’s overall exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting the Portfolio's exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk. Because the use of swaptions generally does not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swaptions generally is limited to the net amount of payments that the Portfolio is contractually obligated to make. There is also a risk of a default by the other party to a swaption, in which case the Portfolio may not receive the net amount of payments that it contractually is entitled to receive. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.

Interest rate written receiver swaptions, if exercised by the purchaser, allow the Portfolio to short interest rates by entering into a pay fixed/receive float interest rate swap. Selling the interest rate receiver option reduces the exposure to interest rates and the short position becomes more valuable to the Portfolio as interest rates rise and/or implied interest rate volatility decreases. Interest rate written payer swaptions, if exercised by the purchaser, allow the Portfolio to take a long position on interest rates by entering into a receive fixed/pay float interest rate swap. Selling the interest

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rate payer option increases the exposure to interest rates and the short position becomes more valuable to the Portfolio as interest rates fall and/or implied interest rate volatility decreases. Credit default written receiver swaptions, if exercised by the purchaser, allow the Portfolio to buy credit protection through credit default swaps. Selling the credit default receiver option reduces the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Portfolio as the likelihood of a credit event on the reference asset(s) increases. Credit default written payer swaptions, if exercised by the purchaser, allow the Portfolio to sell credit protection through credit default swaps. Selling the credit default payer option increases the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Portfolio as the likelihood of a credit event on the reference asset(s) decreases. Swaptions purchased are reported in the Schedule of Investments (if applicable). Swaptions written are reported as a liability on the Statement of Assets and Liabilities as “Swaptions written, at value” (if applicable).

During the period, the Portfolio purchased credit default receiver swaptions (call) and sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices.

During the period, the Portfolio purchased credit default payer swaptions (put) and bought protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices.

During the period, the Portfolio sold credit default receiver swaptions (call) in order to gain credit market volatility exposure and to reduce credit exposure.

During the period, the Portfolio sold credit default payer swaptions (put) in order to gain credit market volatility exposure and to gain credit exposure.

There were no swaptions held at June 30, 2018.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Portfolio. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return.

Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Portfolio to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Portfolio will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Portfolio may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Portfolio may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Portfolio to losses, increase its costs, or prevent the Portfolio from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either

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at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Portfolio’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Portfolio’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Portfolio’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty.

The Portfolio may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Portfolio had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Portfolio will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Portfolio may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Portfolio, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Portfolio.

As a buyer of credit protection, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Portfolio as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and potentially received no benefit from the contract.

If the Portfolio is the seller of credit protection against a particular security, the Portfolio would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Portfolio would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Portfolio may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Portfolio’s total return. Single-name CDS enable the Portfolio to buy or sell protection against a credit event of a specific issuer. When the Portfolio buys a single-name CDS, the Portfolio will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Portfolio to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Portfolio.

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The Portfolio may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Portfolio holds a long position in a CDX, the Portfolio would indirectly bear its proportionate share of any expenses paid by a CDX. A Portfolio holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Portfolio could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty.

During the period, the Portfolio purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

During the period, the Portfolio sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

The Portfolio’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

During the period, the Portfolio entered into interest rate swaps paying a floating interest rate and receiving a fixed interest rate in order to increase interest rate risk (duration) exposure. As interest rates fall, the Portfolio benefits by paying a lower future floating rate, while receiving a fixed rate that has not decreased.

During the period, the Portfolio entered into an inflation swap paying a fixed interest rate and receiving a floating rate linked to an inflation index; i.e. actual realized inflation, in order to increase the Portfolio's exposure to inflation. With higher inflation, the Portfolio benefits by receiving a higher floating rate, while paying a fixed rate that has not increased.

There were no interest rate swaps held at June 30, 2018.

3. Other Investments and Strategies

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

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The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the

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Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Exchange-Traded Funds

The Portfolio may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Portfolio invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in the Portfolio may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Portfolio may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Portfolio’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Portfolio may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, and commodity-linked investments risk. The Portfolio is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are

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subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Portfolio does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2018” table located in the Portfolio’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$8,375	$—	$—	$8,375
BNP Paribas	6,539	—	—	6,539
Citibank	2	(2)	—	—
Citigroup Global Markets	3,269	—	—	3,269
Goldman Sachs International	2,144	—	—	2,144
Morgan Stanley	20,553	(7,278)	—	13,275

Total	$40,882	$(7,280)	$—	$33,602
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Citibank	$385	$(2)	$—	$383
Morgan Stanley	7,278	(7,278)	—	—

Total	$7,663	$(7,280)	$—	$383
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Portfolio generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater

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than the Portfolio’s commitment with respect to these contracts. Certain securities may be segregated at the Portfolio’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Portfolio’s corresponding forward foreign currency exchange contract's obligation value.

The Portfolio may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Sovereign Debt

The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

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Notes to Financial Statements (unaudited)

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $1 Billion	0.65
Next $2 Billion	0.62
Over $3 Billion	0.60

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Kapstream Capital Pty Limited (Australia) ("Kapstream"), pursuant to which certain employees of Kapstream may also serve as employees or as "associated persons" of Janus Capital. In this capacity, employees of Kapstream are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Portfolio on behalf of Janus Capital. The responsibilities of both Janus Capital and Kapstream under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.63% of the Portfolio’s average daily net assets. Janus Capital has agreed to continue the waivers until at least May 1, 2019. If applicable, amounts waived and/or reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital provides oversight and coordination of the Portfolio’s service providers, recordkeeping, and other administrative services, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect

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Notes to Financial Statements (unaudited)

to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated Portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $20,480 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2018. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Portfolio, including services related to Portfolio accounting, calculation of the Portfolio’s daily NAV, and Portfolio audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Portfolio. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Portfolio’s assets, along with a flat fee, and is reimbursed by the Portfolio for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as “Non-affiliated portfolio administration fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $260,650 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

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Notes to Financial Statements (unaudited)

As of June 30, 2018, shares of the Portfolio were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Portfolio Owned
Institutional Shares	100%	15%
Service Shares	68	58

In addition, other shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31,2017
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (132,102)	$ (28,136)	$ (160,238)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2018 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 6,008,172	$ 17,933	$ (74,314)	$ (56,381)

Information on the tax components of derivatives as of June 30, 2018 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (423,542)	$ 53,004	$ (53,845)	$ (841)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

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Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended June 30, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	-	-	3,260	31,347
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	-	$ -	3,260	$ 31,347
Service Shares:
Shares sold	99,571	$944,671	69,350	$682,579
Reinvested dividends and distributions	-	-	17,434	167,778
Shares repurchased	(71,043)	(673,928)	(31,945)	(310,873)
Net Increase/(Decrease)	28,528	$270,743	54,839	$539,484

7. Purchases and Sales of Investment Securities

For the period ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 5,811,045	$ 4,768,570	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2018 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

December 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s

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Additional Information (unaudited)

underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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Additional Information (unaudited)

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for

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the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

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Additional Information (unaudited)

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Additional Information (unaudited)

Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees

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also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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Additional Information (unaudited)

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus

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Additional Information (unaudited)

Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

January 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the

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agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded

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that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund

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expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the

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Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the

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Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s

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capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the

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receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Perkins and Intech are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Portfolios distributed by Janus Henderson Distributors

109-24-93060 08-18

SEMIANNUAL REPORT June 30, 2018

Janus Henderson VIT Mid Cap Value Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Mid Cap Value Portfolio

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

PORTFOLIO SNAPSHOT

As defensive value specialists, we look to invest in high-quality companies with strong management teams, stable balance sheets, and durable competitive advantages that are trading at attractive valuations. We seek to achieve excess returns over full market cycles, with less risk than our benchmark and peers as measured by standard deviation, beta and down market capture.

Tom Perkins co-portfolio manager	Kevin Preloger co-portfolio manager	Justin Tugman co-portfolio manager

PERFORMANCE REVIEW

During the six months ended June 30, 2018, Janus Henderson VIT Mid Cap Value Portfolio’s Institutional Shares and Service Shares returned -0.75% and -0.88%, respectively, while the Portfolio’s Russell Midcap® Value Index benchmark returned -0.16%. Our energy, materials and technology holdings weighed on relative returns. Stock selection in industrials, consumer staples and health care aided relative returns.

MARKET ENVIRONMENT

Aided by optimism about strong economic growth and U.S. tax reform, equity markets hit all-time highs early in 2018. Subsequently, volatility returned, stemming in large part from concerns that the Federal Reserve may increase interest rates at a faster-than-projected pace. In the latter part of the period, investors grappled with various geopolitical risks as well as escalating trade tensions between the U.S. and various trading partners.

CONTRIBUTORS

XL Group was the leading contributor during the period. We have held an above-average-size position in insurance and reinsurance as we believed the groups to be attractive from a valuation standpoint and expected that the natural disasters in the second half of 2017 would translate into better pricing. After underperforming at the end of 2017, XL Group rebounded in the new year as deal activity in the reinsurance space accelerated, with the company rumored to have three different suitors. Ultimately, XL reached a deal to be acquired by French insurance company AXA in an all-cash deal that amounted to a 33% premium at the time of the announcement. We exited our position after the deal announcement.

Noble Energy Inc. is a Houston, Texas-based independent exploration and production company that has oil and gas assets in Colorado, Texas and offshore Israel. The stock outperformed during the period as the company reported better-than-expected first quarter earnings, announced a $750 million share repurchase program and increased the quarterly dividend by 10%. Noble also benefited from increasing WTI crude oil prices throughout the period. We nominally trimmed our position, but continue to like the shares as the company’s cash flow generation and returns profile strengthens while overall leverage continues to decline; particularly once the offshore Israeli assets are in production mode.

Frozen potato producer and supplier Lamb Weston also contributed during the period. The company is the dominant player in the U.S. with 42% market share, and is No. 2 on a global basis. Execution has been solid as global demand for its products continues to outstrip supply, allowing the company to increase prices. Lamb Weston had strong top-line growth in the most recent quarter and a positive outlook. The company is one of the few food staples companies that has consistently generated strong top line growth and increased forward guidance driving the shares higher. We hold a core position given strong industry trends and solid execution, though we have trimmed on price strength.

DETRACTORS

Crown Holdings is one of the largest global manufacturers of aluminum and steel cans for the food and beverage industry. The company sells to end markets that are highly stable, although slow growing. Additionally, the company closed on the acquisition of a sizable industrial packaging company and investors who had owned the stock for non-industrial exposure continued to sell the stock due to the deal. While we are neutral on the acquisition, we believe the market has overreacted. We view Crown as a solid company with significant free-cash-flow growth opportunities over the next several years, and as a result, added to our holdings on share price weakness.

Affiliated Managers Group is an asset manager that uses an affiliate structure and revenue sharing relationship with

Janus Aspen Series	1

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

their owned funds. The stock underperformed due to disappointing organic growth and institutional outflows. Also, Affiliated announced a change in the CEO role in May due to health concerns. Although the asset management industry continues to experience secular headwinds, we believe Affiliated is well positioned to benefit from the growth in alternatives. We trimmed our position in the period as we redeployed the proceeds to another investment manager that we believe has a more attractive risk-to-reward profile.

Invesco, an asset manager offering both active and passive investment vehicles, underperformed during the period. The continued pressures of outflows from active to passive strategies have negatively impacted the margins and earnings of the investment management industry, and Invesco is not immune. However, Invesco’s large presence in the passive arena has allowed them to capture some of these flows, albeit at a lower margin. The balance sheet appears very solid at Invesco and excess cash has historically been deployed for share repurchase. While we trimmed some of our holdings in the period on broader secular concerns, we still maintain a position.

OUTLOOK AND POSITIONING

While the market has continued to perform well, the risks to the downside are elevated and seem to increase daily. It is unclear what the trigger point might be in a market that is richly valued on many metrics and with investors who have generally ignored any developments that might be construed as negative. The market has clearly benefited from strong year-over-year earnings growth due in large part to lower taxes, but the comparisons will become more difficult as we enter the back half of 2018. While mid-cap stocks have less international exposure than many of their large- and mega-cap peers, trade wars will not leave any company completely immune to some of the spillover effects. In this environment, while we acknowledge that the market may continue to move higher, we think it makes sense to be defensively positioned given the complacency regarding any possible negative developments.

During the period, we pared back select consumer staples and industrials holdings while adding to materials and energy. We also added to select bank holdings as the industry stands to benefit from the ongoing Fed tightening and a favorable regulatory environment as onerous bank requirements are eased. Additionally, smaller and mid-size banks are seeing much better loan growth than larger banks. Bank merger and acquisition (M&A) activity has picked up with a number of deals announced in recent months, including portfolio holding MB Financial. We expect M&A to continue now that banks have more clarity on the regulatory environment.

We continue to believe that value is in the early stages of improving performance relative to growth as was the case within midcaps during the most recent quarter, where underperformance by value relative to growth was much less pronounced compared to the previous quarter. In our view, “normalizing” interest rates and economic growth in the U.S. where central bank intervention is waning, coupled with accelerating inflation, should bode well for value stocks going forward.

On a personal note, we would like to extend our sincere thanks and gratitude to our partner and friend, Tom Perkins who retired from his portfolio manager role on June 30 and will retire from the firm at year end. Tom caps a successful near 50-year run in the investment management industry and has managed the Mid Cap Value Strategy at Perkins since its inception. His experience and counsel has been an invaluable resource to us at Perkins and we are all better investors as a result. We wish him all the best!

Thank you for your investment in Janus Henderson VIT Mid Cap Value Portfolio.

2	JUNE 30, 2018

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Portfolio At A Glance

June 30, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	XL Group Ltd	1.35%	Torchmark Corp	-0.28%
	Noble Energy Inc	0.53%	Keane Group Inc	-0.33%
	Lamb Weston Holdings Inc	0.39%	Invesco Ltd	-0.36%
	Laboratory Corp of America Holdings	0.33%	Affiliated Managers Group Inc	-0.37%
	MB Financial Inc	0.21%	Crown Holdings Inc	-0.63%

	5 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell Midcap Value Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	1.02%	14.41%	12.01%
	Consumer Staples	0.38%	7.02%	3.90%
	Health Care	0.34%	4.19%	6.50%
	Financials	0.13%	22.97%	20.81%
	Consumer Discretionary	0.06%	4.51%	11.92%

	5 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell Midcap Value Index
		Contribution	(Average % of Equity)	Weighting
	Energy	-0.95%	7.36%	8.47%
	Materials	-0.85%	13.87%	5.69%
	Information Technology	-0.37%	6.42%	6.72%
	Telecom Services	-0.07%	0.00%	0.51%
	Other**	0.06%	4.02%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Aspen Series	3

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Portfolio At A Glance

June 30, 2018

5 Largest Equity Holdings - (% of Net Assets)
Equity LifeStyle Properties Inc
Equity Real Estate Investment Trusts (REITs)	3.0%
Evergy Inc
Electric Utilities	3.0%
Laboratory Corp of America Holdings
Health Care Providers & Services	2.9%
Equity Commonwealth
Equity Real Estate Investment Trusts (REITs)	2.9%
Noble Energy Inc
Oil, Gas & Consumable Fuels	2.8%
14.6%

Asset Allocation - (% of Net Assets)
Common Stocks	95.4%
Repurchase Agreements	4.9%
Other	(0.3)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2018	As of December 31, 2017

4	JUNE 30, 2018

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2018						per the April 30, 2018 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception	Total Annual Fund Operating Expenses
Institutional Shares	-0.75%	7.39%	9.59%	8.43%	10.78%#	0.70%
Service Shares	-0.88%	7.12%	9.32%	8.12%	10.26%*	0.95%
Russell Midcap Value Index	-0.16%	7.60%	11.27%	10.06%	11.55%**
Morningstar Quartile - Service Shares	-	3rd	4th	3rd	2nd
Morningstar Ranking - based on total returns for Mid-Cap Value Funds	-	240/420	270/359	229/311	98/231

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the fees, charges, or expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included such fees, charges, or expenses.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Janus Aspen Series	5

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Performance

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

On June 30, 2018, Perkins Investment Management Co-Founder Tom Perkins stepped down from his role as Co-Portfolio Manager in preparation for his retirement.

#Institutional Shares inception date – May 1, 2003

*Service Shares inception date – December 31, 2002

**The Russell Midcap Value Index’s since inception returns are calculated from December 31, 2002.

6	JUNE 30, 2018

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Net Annualized Expense Ratio (1/1/18 - 6/30/18)
Institutional Shares	$1,000.00	$992.50	$4.30	$1,000.00	$1,020.48	$4.36	0.87%
Service Shares	$1,000.00	$991.20	$5.53	$1,000.00	$1,019.24	$5.61	1.12%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	7

Janus Henderson VIT Mid Cap Value Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Shares or Principal Amounts		Value
Common Stocks – 95.4%
Aerospace & Defense – 1.8%
BWX Technologies Inc	33,916	$2,113,645
Auto Components – 2.5%
Aptiv PLC	15,602	1,429,611
Delphi Technologies PLC	31,655	1,439,036
		2,868,647
Banks – 9.6%
Citizens Financial Group Inc	41,596	1,618,084
First Hawaiian Inc	86,192	2,501,292
First Horizon National Corp	164,412	2,933,110
Investors Bancorp Inc	104,348	1,334,611
Prosperity Bancshares Inc	27,515	1,880,925
Sterling Bancorp/DE	33,768	793,548
		11,061,570
Capital Markets – 2.1%
Affiliated Managers Group Inc	6,598	980,925
Invesco Ltd	54,746	1,454,054
		2,434,979
Chemicals – 9.1%
Axalta Coating Systems Ltd*	80,402	2,436,985
NewMarket Corp	4,554	1,842,093
Nutrien Ltd	29,933	1,627,757
Valvoline Inc	83,322	1,797,256
Westlake Chemical Corp	8,204	882,997
WR Grace & Co	25,913	1,899,682
		10,486,770
Commercial Services & Supplies – 1.4%
Waste Connections Inc	21,713	1,634,555
Consumer Finance – 0.7%
Discover Financial Services	10,666	750,993
Containers & Packaging – 4.6%
Crown Holdings Inc*	63,642	2,848,616
Graphic Packaging Holding Co	174,186	2,527,439
		5,376,055
Distributors – 1.4%
LKQ Corp*	50,031	1,595,989
Electric Utilities – 4.8%
Alliant Energy Corp	51,049	2,160,394
Evergy Inc	61,312	3,442,669
		5,603,063
Electrical Equipment – 2.3%
AMETEK Inc	15,654	1,129,593
Generac Holdings Inc*	30,557	1,580,714
		2,710,307
Electronic Equipment, Instruments & Components – 1.6%
Avnet Inc	43,904	1,883,043
Energy Equipment & Services – 1.3%
Apergy Corp*	15,602	651,384
Keane Group Inc*	60,588	828,238
		1,479,622
Equity Real Estate Investment Trusts (REITs) – 11.2%
Equity Commonwealth*	106,039	3,340,228
Equity LifeStyle Properties Inc	37,947	3,487,329
Lamar Advertising Co	42,710	2,917,520
Mid-America Apartment Communities Inc	18,437	1,856,053
Weyerhaeuser Co	38,710	1,411,367
		13,012,497
Food & Staples Retailing – 2.4%
Casey's General Stores Inc	26,633	2,798,596

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2018

Janus Henderson VIT Mid Cap Value Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Shares or Principal Amounts		Value
Common Stocks – (continued)
Food Products – 4.0%
Conagra Brands Inc	73,140	$2,613,292
Lamb Weston Holdings Inc	30,079	2,060,712
		4,674,004
Health Care Providers & Services – 3.0%
Laboratory Corp of America Holdings*	19,027	3,415,917
Health Care Technology – 0.7%
Cerner Corp*	12,874	769,736
Industrial Conglomerates – 1.7%
Carlisle Cos Inc	18,214	1,972,758
Information Technology Services – 1.9%
Total System Services Inc	25,774	2,178,418
Insurance – 8.7%
Axis Capital Holdings Ltd	31,022	1,725,444
Hartford Financial Services Group Inc	54,930	2,808,571
RenaissanceRe Holdings Ltd	20,966	2,522,629
Torchmark Corp	36,867	3,001,342
		10,057,986
Life Sciences Tools & Services – 0.9%
Agilent Technologies Inc	17,449	1,079,046
Machinery – 4.7%
Donaldson Co Inc	33,674	1,519,371
Lincoln Electric Holdings Inc	15,591	1,368,266
Trinity Industries Inc	75,043	2,570,973
		5,458,610
Metals & Mining – 1.3%
Compass Minerals International Inc	22,670	1,490,553
Oil, Gas & Consumable Fuels – 6.6%
Cimarex Energy Co	29,258	2,976,709
Gulfport Energy Corp*	120,218	1,511,140
Noble Energy Inc	90,544	3,194,392
		7,682,241
Professional Services – 1.3%
Dun & Bradstreet Corp	12,449	1,526,870
Software – 2.4%
Check Point Software Technologies Ltd*	17,371	1,696,799
Synopsys Inc*	12,574	1,075,957
		2,772,756
Specialty Retail – 0.6%
O'Reilly Automotive Inc*	2,632	720,036
Trading Companies & Distributors – 0.8%
GATX Corp	12,902	957,715
Total Common Stocks (cost $93,310,171)		110,566,977
Repurchase Agreements – 4.9%
Undivided interest of 5.8% in a joint repurchase agreement (principal amount $96,300,000 with a maturity value of $96,316,371) with ING Financial Markets LLC, 2.0400%, dated 6/29/18, maturing 7/2/18 to be repurchased at $5,600,952 collateralized by $92,122,146 in U.S. Treasuries 0.5000% - 6.6250%, 7/31/18 - 11/15/47 with a value of $98,242,762 (cost $5,600,000)	$5,600,000	5,600,000
Total Investments (total cost $98,910,171) – 100.3%		116,166,977
Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(302,269)
Net Assets – 100%		$115,864,708

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Mid Cap Value Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$112,842,421	97.1%
Israel	1,696,799	1.5
Canada	1,627,757	1.4

Total	$116,166,977	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2018

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

Russell Midcap® Value Index	Russell Midcap® Value Index reflects the performance of U.S. mid-cap equities with lower price-to-book ratios and lower forecasted growth values.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$110,566,977	$-	$-
Repurchase Agreements	-	5,600,000	-
Total Assets	$110,566,977	$5,600,000	$-

Janus Aspen Series	11

Janus Henderson VIT Mid Cap Value Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2018

Assets:
Investments, at value(1)	$110,566,977
Repurchase agreements, at value(2)	5,600,000
Cash	93,705
Non-interested Trustees' deferred compensation	2,426
Receivables:
Dividends	120,515
Portfolio shares sold	10,025
Interest	952
Other assets	781
Total Assets	116,395,381
Liabilities:
Payables:	—
Investments purchased	348,565
Advisory fees	75,852
Portfolio shares repurchased	37,580
12b-1 Distribution and shareholder servicing fees	15,523
Professional fees	13,073
Non-affiliated portfolio administration fees payable	11,661
Transfer agent fees and expenses	5,696
Non-interested Trustees' deferred compensation fees	2,426
Non-interested Trustees' fees and expenses	1,149
Custodian fees	1,123
Affiliated portfolio administration fees payable	247
Accrued expenses and other payables	17,778
Total Liabilities	530,673
Net Assets	$115,864,708
Net Assets Consist of:
Capital (par value and paid-in surplus)	$91,892,142
Undistributed net investment income/(loss)	239,982
Undistributed net realized gain/(loss) from investments	6,475,317
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	17,257,267
Total Net Assets	$115,864,708
Net Assets - Institutional Shares	$43,541,082
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,676,511
Net Asset Value Per Share	$16.27
Net Assets - Service Shares	$72,323,626
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,594,149
Net Asset Value Per Share	$15.74

(1) Includes cost of $93,310,171. (2) Includes cost of repurchase agreements of $5,600,000.

See Notes to Financial Statements.

12	JUNE 30, 2018

Janus Henderson VIT Mid Cap Value Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2018

Investment Income:
Dividends	$817,341
Interest	34,291
Other income	54
Foreign tax withheld	(4,507)
Total Investment Income	847,179
Expenses:
Advisory fees	409,762
12b-1 Distribution and shareholder servicing fees:
Service Shares	91,739
Transfer agent administrative fees and expenses:
Institutional Shares	10,547
Service Shares	18,348
Other transfer agent fees and expenses:
Institutional Shares	852
Service Shares	922
Professional fees	18,231
Registration fees	11,955
Non-affiliated portfolio administration fees	11,661
Shareholder reports expense	6,484
Custodian fees	5,030
Affiliated portfolio administration fees	2,619
Non-interested Trustees’ fees and expenses	2,020
Other expenses	3,836
Total Expenses	594,006
Net Investment Income/(Loss)	253,173
Net Realized Gain/(Loss) on Investments:
Investments	6,637,454
Total Net Realized Gain/(Loss) on Investments	6,637,454
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(7,904,747)
Total Change in Unrealized Net Appreciation/Depreciation	(7,904,747)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,014,120)

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2018 (unaudited)	Year ended December 31, 2017

Operations:
Net investment income/(loss)	$253,173	$677,401
Net realized gain/(loss) on investments	6,637,454	10,356,428
Change in unrealized net appreciation/depreciation	(7,904,747)	4,426,572
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,014,120)	15,460,401
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Institutional Shares	(239,279)	(357,377)
Service Shares	(333,642)	(472,509)
Total Dividends from Net Investment Income	(572,921)	(829,886)
Distributions from Net Realized Gain from Investment Transactions
Institutional Shares	(3,721,505)	(1,714,406)
Service Shares	(6,408,535)	(2,788,957)
Total Distributions from Net Realized Gain from Investment Transactions	(10,130,040)	(4,503,363)
Net Decrease from Dividends and Distributions to Shareholders	(10,702,961)	(5,333,249)
Capital Share Transactions:
Institutional Shares	4,205,889	(7,921,616)
Service Shares	3,643,312	(1,604,869)
Net Increase/(Decrease) from Capital Share Transactions	7,849,201	(9,526,485)
Net Increase/(Decrease) in Net Assets	(3,867,880)	600,667
Net Assets:
Beginning of period	119,732,588	119,131,921
End of period	$115,864,708	$119,732,588

Undistributed Net Investment Income/(Loss)	$239,982	$559,730

See Notes to Financial Statements.

14	JUNE 30, 2018

Janus Henderson VIT Mid Cap Value Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2018 (unaudited) and each year ended December 31	2018	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$18.02	$16.55	$16.21		$18.77	$19.30	$15.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(1)	0.12(1)	0.21(1)		0.19(1)	0.30(1)	0.24
Net realized and unrealized gain/(loss)	(0.17)	2.13	2.59		(0.76)	1.35	3.82
Total from Investment Operations	(0.12)	2.25	2.80		(0.57)	1.65	4.06
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.14)	(0.17)		(0.22)	(0.27)	(0.22)
Distributions (from capital gains)	(1.53)	(0.64)	(2.29)		(1.77)	(1.91)	(0.35)
Total Dividends and Distributions	(1.63)	(0.78)	(2.46)		(1.99)	(2.18)	(0.57)
Net Asset Value, End of Period	$16.27	$18.02	$16.55		$16.21	$18.77	$19.30
Total Return*	(0.75)%	13.94%	19.03%		(3.47)%	8.77%	26.09%
Net Assets, End of Period (in thousands)	$43,541	$43,609	$47,688		$35,712	$42,509	$44,998
Average Net Assets for the Period (in thousands)	$42,543	$46,007	$37,327		$40,054	$43,239	$44,335
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.70%	0.59%		0.59%	0.62%	0.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.70%	0.59%		0.59%	0.62%	0.58%
Ratio of Net Investment Income/(Loss)	0.60%	0.71%	1.33%		1.08%	1.57%	1.19%
Portfolio Turnover Rate	21%	48%	69%		77%	53%	71%
				1

Service Shares
For a share outstanding during the period ended June 30, 2018 (unaudited) and each year ended December 31	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$17.49	$16.10	$15.84	$18.39	$18.98	$15.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.08(1)	0.17(1)	0.14(1)	0.24(1)	0.16
Net realized and unrealized gain/(loss)	(0.17)	2.06	2.53	(0.73)	1.32	3.80
Total from Investment Operations	(0.14)	2.14	2.70	(0.59)	1.56	3.96
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.11)	(0.15)	(0.19)	(0.24)	(0.20)
Distributions (from capital gains)	(1.53)	(0.64)	(2.29)	(1.77)	(1.91)	(0.35)
Total Dividends and Distributions	(1.61)	(0.75)	(2.44)	(1.96)	(2.15)	(0.55)
Net Asset Value, End of Period	$15.74	$17.49	$16.10	$15.84	$18.39	$18.98
Total Return*	(0.88)%	13.63%	18.76%	(3.69)%	8.44%	25.81%
Net Assets, End of Period (in thousands)	$72,324	$76,123	$71,444	$66,830	$100,066	$104,978
Average Net Assets for the Period (in thousands)	$74,023	$74,099	$66,899	$89,915	$100,500	$98,703
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.12%	0.95%	0.84%	0.84%	0.87%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	0.95%	0.84%	0.84%	0.87%	0.83%
Ratio of Net Investment Income/(Loss)	0.35%	0.47%	1.13%	0.81%	1.31%	0.93%
Portfolio Turnover Rate	21%	48%	69%	77%	53%	71%

* Total return not annualized for periods of less than one full year and does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Mid Cap Value Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks capital appreciation. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

16	JUNE 30, 2018

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2018 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Janus Aspen Series	17

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital,

18	JUNE 30, 2018

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements (unaudited)

and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Portfolio, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Portfolio does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

Janus Aspen Series	19

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements (unaudited)

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$5,600,000	$—	$(5,600,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Portfolio and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index. The Portfolio's benchmark index used in the calculation is the Russell Midcap® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended June 30, 2018, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.71%.

20	JUNE 30, 2018

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements (unaudited)

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Portfolio. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Portfolio’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Portfolio to Janus Capital (plus or minus half of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Portfolio's performance relative to the Portfolio’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.77% of the Portfolio’s average daily net assets. Janus Capital has agreed to continue the waivers until at least May 1, 2019. If applicable, amounts waived and/or reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital provides oversight and coordination of the Portfolio’s service providers, recordkeeping, and other administrative services, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs

Janus Aspen Series	21

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements (unaudited)

based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated Portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $20,480 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2018. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Portfolio, including services related to Portfolio accounting, calculation of the Portfolio’s daily NAV, and Portfolio audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Portfolio. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Portfolio’s assets, along with a flat fee, and is reimbursed by the Portfolio for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as “Non-affiliated portfolio administration fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $260,650 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2018.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2018 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 99,006,410	$18,779,996	$ (1,619,429)	$ 17,160,567

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Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended June 30, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	224,902	$4,014,731	469,543	$ 8,059,601
Reinvested dividends and distributions	241,070	3,960,784	123,315	2,071,783
Shares repurchased	(209,543)	(3,769,626)	(1,053,849)	(18,053,000)
Net Increase/(Decrease)	256,429	$4,205,889	(460,991)	$(7,921,616)
Service Shares:
Shares sold	257,516	$4,459,449	438,437	$ 7,276,206
Reinvested dividends and distributions	424,036	6,742,177	199,925	3,261,466
Shares repurchased	(439,066)	(7,558,314)	(723,663)	(12,142,541)
Net Increase/(Decrease)	242,486	$3,643,312	(85,301)	$(1,604,869)

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$23,947,015	$ 28,536,500	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2018 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

December 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s

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Additional Information (unaudited)

underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for

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Additional Information (unaudited)

the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

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Additional Information (unaudited)

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees

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also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus

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Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

January 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the

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agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded

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that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund

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Additional Information (unaudited)

expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the

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Additional Information (unaudited)

Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the

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Additional Information (unaudited)

Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s

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Additional Information (unaudited)

capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the

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Additional Information (unaudited)

receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Henderson VIT Mid Cap Value Portfolio

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Perkins and Intech are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Portfolios distributed by Janus Henderson Distributors

109-24-81122 08-18

SEMIANNUAL REPORT June 30, 2018

Janus Henderson VIT Overseas Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Overseas Portfolio

Janus Henderson VIT Overseas Portfolio (unaudited)

PORTFOLIO SNAPSHOT

The Portfolio invests opportunistically where our fundamental research identifies stocks trading at prices that, in our view, do not accurately reflect the underlying company’s long-term fundamentals.

Julian McManus portfolio manager	Garth Yettick portfolio manager	George Maris portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson VIT Overseas Portfolio’s Institutional Shares and Service Shares returned -0.93% and -1.03%, respectively, over the six-month period ended June 30, 2018. The Portfolio’s primary benchmark, the MSCI All Country World ex-U.S. IndexSM, returned -3.77%.

INVESTMENT ENVIRONMENT

The MSCI All Country World ex U.S. IndexSM finished the period with losses. Global trade tensions were a source of market volatility, as were concerns the Federal Reserve (Fed) may increase interest rates at a faster pace than currently projected. The telecom and financial sectors experienced the largest losses for the index. Energy stocks were up broadly due in large part to rising oil prices. The health care sector also experienced modest gains.

PERFORMANCE DISCUSSION

Our Portfolio employs a high-conviction investment approach seeking strong risk-adjusted performance over the long term. Over time, we believe we can drive excess returns in a risk-efficient manner by identifying companies whose free-cash-flow growth is underestimated by the market. We believe high-conviction investing works over the long term as stock prices ultimately reflect the fundamentals of their underlying companies. This period, we were pleased to see our conviction rewarded as many of the company- and industry-specific views we expressed in our Portfolio played out and drove returns higher.

Stock selection in the consumer discretionary and technology sectors were large drivers of relative outperformance for our Portfolio this period. GVC Holdings was our largest contributor within the consumer discretionary sector. Stock of the online gaming company was up after the Supreme Court repealed a federal ban on sports betting. GVC is well positioned to capitalize from legalized U.S. sports through its ownership of Stadium Technologies, a business-to-business platform that already provides technology to most of the sportsbook operators in Nevada. Our original thesis for GVC is that it would improve monetization of Bwin. Party Digital Entertainment, an online gaming operator it acquired. While we are still seeing that thesis play out, there is additional upside from legalized U.S. sports betting.

iQIYI was our top contributor within the technology sector. The Chinese online video company has a business model very similar to Netflix, but is earlier in its growth cycle as more Chinese consumers begin to utilize the service and as the company moves from an advertising-driven revenue model to a viewer subscription-based model. The company had its initial public offering in March and has experienced significant gains as investors have come to appreciate its strong growth potential. We trimmed the position due to its strength, but continue to hold a small position.

Alibaba was another top contributor within the technology sector. Strong earnings and revenue growth have helped drive the stock higher, as has greater market appreciation for Alibaba’s artificial intelligence capabilities. We still see upside for the stock and like Alibaba’s position as the dominant platform benefiting from increased consumer spending in China and the migration of Chinese consumption spending from offline to online channels. We also see potential for Alibaba to improve monetization of its platform as it increases the value proposition for the merchants that use it.

While pleased with the results of many companies in the Portfolio, we still held stocks that detracted. Japanese bank MUFG was our largest detractor during the period. A disappointing outlook for Japanese interest rates weighed on the stock, as did a plan from the bank that suggested a lower level of dividends than the market had hoped. We continue to see upside. While the plan for dividends was lower, we think the bank will generate more capital than needed that will still find its way back to shareholders

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through buybacks, rather than hefty dividend increases. We believe Mitsubishi UFJ remains one of the best-run banks in Japan, and believe the stock price fails to reflect the bank’s strength or the stability of some of its U.S. businesses, including its ownership in Union Bank of California and a minority stake in Morgan Stanley.

BNP Paribas was another detractor. The stock traded down with other European financials due to an outlook of continued low interest rates and geopolitical concerns about the euro-zone. We still like the stock and view it as a high quality bank, with a strong capital base and conservative business mix. We believe the market isn’t giving the bank enough credit for its stability or its potential to return capital to shareholders.

Samsonite also detracted. A short-selling hedge fund issued a report critical of management and questioning the CEO’s credentials. While the news caused the CEO to resign, we believe other allegations in the report are inaccurate and continue to like the stock. We continue to like Samsonite’s growth prospects in India and China, where luggage sales are expected to grow as a rising middle class increases travel.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

OUTLOOK

While threats to economic growth have increased in recent months, we continue to believe the global economy is in expansionary mode, led by particularly strong U.S. growth. Our view is supported by perspective on the current expansion relative to history: The last decade represents the slowest annual economic growth rate experienced in at least 100 years. This suggests plenty more room to grow. Our outlook is also supported by what we are hearing from management teams, who report strong demand and share generally constructive outlooks.

That said, we are monitoring various risks across the globe to economic growth. The rise of eurosceptic political parties in Spain and Italy is a risk to political stability – and ultimately economic growth – in Europe. Trade tensions also pose a threat to growth worldwide.

If trade barriers continue to ratchet up, it will undoubtedly hurt all countries involved. However, we do not believe it will send the global economy into recession. Instead, central governments could back away from accommodative monetary policies more slowly, and help soften the impact.

Further, while we are not constructing our Portfolio around a specific outcome, we believe an all-out trade war is still avoidable. President Trump could still use tariff threats largely as a bargaining chip to gain some trade concessions and claim victory. Tough stances on international trade could also just be a tool to fire up his political base before mid-term elections. However, we are also aware that the makeup of the president’s economic advisory team has changed, with fewer free-trade supporters.

If we do see trade wars escalate, it would not cause wholesale changes to our Portfolio. Much of the tariff activity has been pointed toward China, but our Chinese holdings are largely tied to domestic consumption and benefit from secular tailwinds such as the rapid rise of e-commerce and online activity. We believe these companies could continue to thrive.

We also focus on diversifying the Portfolio and avoiding disproportionate risk from a particular country, sector or style factor. To an extent, that could help insulate the Portfolio if countries target specific industries or nations with higher tariffs. However, we pay close attention to our companies’ supply chains and end demand markets, and acknowledge that we would likely have to make some modest changes if trade wars continue.

Thank you for your investment in Janus Henderson VIT Overseas Portfolio.

2	JUNE 30, 2018

Janus Henderson VIT Overseas Portfolio (unaudited)

Portfolio At A Glance

June 30, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Safran SA	0.64%	Mitsubishi UFJ Financial Group Inc	-0.82%
	IQIYI Inc (ADR)	0.56%	ING Groep NV	-0.63%
	ASML Holding NV	0.44%	BNP Paribas SA	-0.59%
	Alibaba Group Holding Ltd (ADR)	0.32%	Samsonite International SA	-0.50%
	GVC Holdings PLC	0.31%	Hindustan Zinc Ltd	-0.36%

	5 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	MSCI All Country World ex USA Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	1.30%	15.03%	11.38%
	Information Technology	1.26%	18.18%	11.79%
	Industrials	0.90%	8.37%	11.80%
	Telecom Services	0.32%	3.68%	3.88%
	Health Care	0.21%	7.56%	7.67%

	5 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	MSCI All Country World ex USA Index
		Contribution	(Average % of Equity)	Weighting
	Utilities	-0.30%	0.56%	2.90%
	Financials	-0.28%	24.29%	23.04%
	Real Estate	-0.21%	0.85%	3.17%
	Materials	-0.19%	8.42%	8.16%
	Other**	0.00%	0.94%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Portfolio At A Glance

June 30, 2018

5 Largest Equity Holdings - (% of Net Assets)
Alibaba Group Holding Ltd (ADR)
Internet Software & Services	4.9%
Safran SA
Aerospace & Defense	4.4%
BNP Paribas SA
Banks	4.0%
Diageo PLC
Beverages	3.8%
Canadian Natural Resources Ltd
Oil, Gas & Consumable Fuels	3.7%
20.8%

Asset Allocation - (% of Net Assets)
Common Stocks	98.7%
Investment Companies	1.6%
OTC Purchased Options – Puts	0.2%
Other	(0.5)%
100.0%

Emerging markets comprised 23.4% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2018	As of December 31, 2017

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Janus Henderson VIT Overseas Portfolio (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2018						per the April 30, 2018 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Institutional Shares	-0.93%	8.91%	2.95%	0.63%	8.58%	0.57%
Service Shares	-1.03%	8.63%	2.70%	0.38%	8.42%	0.82%
MSCI All Country World ex-U.S. Index	-3.77%	7.28%	5.99%	2.54%	N/A**
Morningstar Quartile - Institutional Shares	-	1st	4th	4th	1st
Morningstar Ranking - based on total returns for Foreign Large Blend Funds	-	56/806	626/650	472/526	10/144

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the fees, charges, or expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included such fees, charges, or expenses.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

See Financial Highlights for actual expense ratios during the reporting period.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

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Performance

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

Effective January 1, 2018, George Maris, Julian McManus and Garth Yettick are Co-Portfolio Managers of the Portfolio.

*The Portfolio’s inception date – May 2, 1994

**Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

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Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Net Annualized Expense Ratio (1/1/18 - 6/30/18)
Institutional Shares	$1,000.00	$990.70	$2.91	$1,000.00	$1,021.87	$2.96	0.59%
Service Shares	$1,000.00	$989.70	$4.14	$1,000.00	$1,020.63	$4.21	0.84%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Janus Henderson VIT Overseas Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Shares or Contract Amounts		Value
Common Stocks – 98.7%
Aerospace & Defense – 4.4%
Safran SA	273,462	$33,170,325
Automobiles – 2.1%
Mahindra & Mahindra Ltd	1,228,492	16,058,555
Banks – 14.0%
BNP Paribas SA	493,075	30,560,560
CaixaBank SA	804,921	3,476,786
China Construction Bank Corp	23,126,000	21,206,460
ING Groep NV	1,355,023	19,442,107
Mitsubishi UFJ Financial Group Inc	4,133,200	23,445,766
Permanent TSB Group Holdings PLC*	3,507,426	8,188,999
		106,320,678
Beverages – 5.7%
Diageo PLC	806,275	28,936,417
Heineken NV	140,358	14,071,311
		43,007,728
Biotechnology – 3.1%
Beigene LTD (ADR)*	12,535	1,927,006
Shire PLC	377,391	21,219,636
		23,146,642
Chemicals – 1.3%
Shin-Etsu Chemical Co Ltd	110,000	9,759,407
Construction & Engineering – 3.0%
Eiffage SA	208,008	22,609,698
Diversified Telecommunication Services – 3.2%
Nippon Telegraph & Telephone Corp	529,500	24,063,422
Electronic Equipment, Instruments & Components – 1.3%
Keyence Corp	17,500	9,871,100
Hotels, Restaurants & Leisure – 3.7%
GVC Holdings PLC	1,555,352	21,547,896
Merlin Entertainments PLC	1,209,855	6,171,816
		27,719,712
Household Durables – 2.6%
Sony Corp	388,700	19,945,353
Industrial Conglomerates – 1.5%
Siemens AG	85,654	11,318,193
Insurance – 8.0%
AIA Group Ltd	2,833,600	24,531,766
NN Group NV	353,219	14,330,950
Sony Financial Holdings Inc	1,122,200	21,371,499
		60,234,215
Internet & Direct Marketing Retail – 3.2%
Ctrip.com International Ltd (ADR)*	226,506	10,788,481
MakeMyTrip Ltd*	377,468	13,645,468
		24,433,949
Internet Software & Services – 8.7%
Alibaba Group Holding Ltd (ADR)*	200,175	37,138,469
IQIYI Inc (ADR)*,#	150,336	4,855,853
Tencent Holdings Ltd	473,500	23,580,031
		65,574,353
Metals & Mining – 7.8%
ArcelorMittal	297,831	8,696,857
Hindustan Zinc Ltd	3,692,019	14,784,448
Rio Tinto Ltd	386,479	23,988,520
Teck Resources Ltd	448,800	11,434,243
		58,904,068
Oil, Gas & Consumable Fuels – 6.3%
Canadian Natural Resources Ltd	780,460	28,151,192

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2018

Janus Henderson VIT Overseas Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Shares or Contract Amounts		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
TOTAL SA	316,989	$19,274,972
		47,426,164
Pharmaceuticals – 4.7%
AstraZeneca PLC	115,663	8,006,460
Eisai Co Ltd	87,200	6,131,384
Indivior PLC*	1,242,458	6,228,706
Sanofi	195,137	15,623,842
		35,990,392
Real Estate Management & Development – 0.7%
Leopalace21 Corp	987,500	5,406,760
Semiconductor & Semiconductor Equipment – 5.2%
ASML Holding NV	139,377	27,485,864
Taiwan Semiconductor Manufacturing Co Ltd	1,652,000	11,755,909
		39,241,773
Software – 0.4%
Nexon Co Ltd*	213,800	3,101,560
Specialty Retail – 1.5%
Industria de Diseno Textil SA	333,869	11,391,471
Technology Hardware, Storage & Peripherals – 1.6%
Samsung Electronics Co Ltd	293,000	12,235,593
Textiles, Apparel & Luxury Goods – 3.2%
Cie Financiere Richemont SA	123,794	10,491,671
Samsonite International SA*	3,934,500	13,867,333
		24,359,004
Thrifts & Mortgage Finance – 1.2%
LIC Housing Finance Ltd	1,283,466	8,769,450
Water Utilities – 0.3%
Cia de Saneamento do Parana	199,120	2,438,256
Total Common Stocks (cost $575,193,215)		746,497,821
Investment Companies – 1.6%
Investments Purchased with Cash Collateral from Securities Lending – 0.5%
Janus Henderson Cash Collateral Fund LLC, 1.8237%ºº,£	3,699,925	3,699,925
Money Markets – 1.1%
Janus Henderson Cash Liquidity Fund LLC, 1.8501%ºº,£	8,603,516	8,603,516
Total Investment Companies (cost $12,303,441)		12,303,441
OTC Purchased Options – Puts – 0.2%
Counterparty/Reference Asset
Bank of America:
Alibaba Group Holding Ltd,
Notional amount $(13,339,607), premiums paid $580,952, unrealized appreciation $426,497, exercise price $180.00, expires 1/18/19*	719	1,007,449
UBS AG:
Tencent Holdings Ltd,
Notional amount $(9,060,201), premiums paid $241,684, unrealized appreciation $51,101, exercise price $360.00, expires 12/28/18*	1,805	292,785
Total OTC Purchased Options – Puts (premiums paid $822,636, unrealized appreciation $477,598)		1,300,234
Total Investments (total cost $588,319,292) – 100.5%		760,101,496
Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(3,789,271)
Net Assets – 100%		$756,312,225

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Overseas Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
France	$129,936,254	17.1%
Japan	123,096,251	16.2
China	98,869,528	13.0
United Kingdom	92,110,931	12.1
Netherlands	75,330,232	9.9
India	53,257,921	7.0
Canada	39,585,435	5.2
Hong Kong	38,399,099	5.0
Australia	23,988,520	3.2
Spain	14,868,257	2.0
United States	14,230,447	1.9
South Korea	12,235,593	1.6
Taiwan	11,755,909	1.5
Germany	11,318,193	1.5
Switzerland	10,491,671	1.4
Ireland	8,188,999	1.1
Brazil	2,438,256	0.3

Total	$760,101,496	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/18
Investment Companies - 1.6%
Investments Purchased with Cash Collateral from Securities Lending - 0.5%
Janus Henderson Cash Collateral Fund LLC,1.8237%ºº	$26,936∆	$-	$-	$3,699,925
Money Markets - 1.1%
Janus Henderson Cash Liquidity Fund LLC,1.8501%ºº	$29,627	$-	$-	$8,603,516
Total Affiliated Investments - 1.6%	$56,563	$-	$-	$12,303,441

	Share Balance at 12/31/17	Purchases	Sales	Share Balance at 6/30/18
Investment Companies - 1.6%
Investments Purchased with Cash Collateral from Securities Lending - 0.5%
Janus Henderson Cash Collateral Fund LLC,1.8237%ºº	-	59,565,024	(55,865,099)	3,699,925
Money Markets - 1.1%
Janus Henderson Cash Liquidity Fund LLC,1.8501%ºº	5,519,619	62,277,812	(59,193,915)	8,603,516

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2018

Janus Henderson VIT Overseas Portfolio

Schedule of Investments (unaudited)

June 30, 2018

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2018.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2018

Equity Contracts
Asset Derivatives:
Purchased options contracts, at value	$1,300,234

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2018.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended June 30, 2018

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Equity Contracts
Purchased options contracts	$(1,294,553)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Equity Contracts
Purchased options contracts	$ 794,689

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Portfolio’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended June 30, 2018

Market Value
Purchased options contracts, put	$ 589,738

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Overseas Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World ex- U.S. IndexSM	MSCI All Country World ex U.S. IndexSM reflects the equity market performance of global developed and emerging markets, excluding the U.S.

ADR	American Depositary Receipt
LLC	Limited Liability Company
OTC	Over-the-Counter
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2018.

#	Loaned security; a portion of the security is on loan at June 30, 2018.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

12	JUNE 30, 2018

Janus Henderson VIT Overseas Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Aerospace & Defense	$-	$33,170,325	$-
Automobiles	-	16,058,555	-
Banks	-	106,320,678	-
Beverages	-	43,007,728	-
Biotechnology	1,927,006	21,219,636	-
Chemicals	-	9,759,407	-
Construction & Engineering	-	22,609,698	-
Diversified Telecommunication Services	-	24,063,422	-
Electronic Equipment, Instruments & Components	-	9,871,100	-
Hotels, Restaurants & Leisure	-	27,719,712	-
Household Durables	-	19,945,353	-
Industrial Conglomerates	-	11,318,193	-
Insurance	-	60,234,215	-
Internet Software & Services	41,994,322	23,580,031	-
Metals & Mining	11,434,243	47,469,825	-
Oil, Gas & Consumable Fuels	28,151,192	19,274,972	-
Pharmaceuticals	-	35,990,392	-
Real Estate Management & Development	-	5,406,760	-
Semiconductor & Semiconductor Equipment	-	39,241,773	-
Software	-	3,101,560	-
Specialty Retail	-	11,391,471	-
Technology Hardware, Storage & Peripherals	-	12,235,593	-
Textiles, Apparel & Luxury Goods	-	24,359,004	-
Thrifts & Mortgage Finance	-	8,769,450	-
All Other	26,872,205	-	-
Investment Companies	-	12,303,441	-
OTC Purchased Options – Puts	-	1,300,234	-
Total Assets	$110,378,968	$649,722,528	$-

Janus Aspen Series	13

Janus Henderson VIT Overseas Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2018

Assets:
Unaffiliated investments, at value(1)(2)	$746,497,821
Affiliated investments, at value(3)	12,303,441
Purchased options, at value(4)	1,300,234
Cash	1,328
Restricted cash (Note 1)	24,010
Cash denominated in foreign currency(5)	492,797
Non-interested Trustees' deferred compensation	15,839
Receivables:
Dividends	875,671
Foreign tax reclaims	186,319
Portfolio shares sold	109,631
Dividends from affiliates	10,054
Other assets	3,720
Total Assets	761,820,865
Liabilities:
Collateral for securities loaned (Note 3)	3,699,925
Payables:	—
Investments purchased	767,302
Portfolio shares repurchased	386,336
Advisory fees	322,263
12b-1 Distribution and shareholder servicing fees	127,272
Transfer agent fees and expenses	35,541
Professional fees	31,123
Non-interested Trustees' deferred compensation fees	15,839
Non-affiliated portfolio administration fees payable	15,336
Non-interested Trustees' fees and expenses	7,766
Custodian fees	2,160
Affiliated portfolio administration fees payable	1,648
Accrued expenses and other payables	96,129
Total Liabilities	5,508,640
Net Assets	$756,312,225
Net Assets Consist of:
Capital (par value and paid-in surplus)	$994,762,734
Undistributed net investment income/(loss)	3,191,769
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(413,542,664)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	171,900,386
Total Net Assets	$756,312,225
Net Assets - Institutional Shares	$172,370,465
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,507,593
Net Asset Value Per Share	$31.30
Net Assets - Service Shares	$583,941,760
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	19,422,547
Net Asset Value Per Share	$30.07

(1) Includes cost of $576,015,851.

(2) Includes $3,600,765 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $12,303,441.

(4) Premiums paid of $822,636.

(5) Includes cost of $478,286.

See Notes to Financial Statements.

14	JUNE 30, 2018

Janus Henderson VIT Overseas Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2018

Investment Income:
Dividends	$11,691,186
Dividends from affiliates	29,627
Affiliated securities lending income, net	26,936
Other income	6,582
Foreign tax withheld	(1,330,832)
Total Investment Income	10,423,499
Expenses:
Advisory fees	1,974,916
12b-1 Distribution and shareholder servicing fees:
Service Shares	776,876
Transfer agent administrative fees and expenses:
Institutional Shares	45,246
Service Shares	155,375
Other transfer agent fees and expenses:
Institutional Shares	3,224
Service Shares	6,107
Shareholder reports expense	43,970
Professional fees	29,251
Custodian fees	28,283
Affiliated portfolio administration fees	18,547
Non-affiliated portfolio administration fees	15,336
Non-interested Trustees’ fees and expenses	14,085
Registration fees	7,781
Other expenses	19,355
Total Expenses	3,138,352
Net Investment Income/(Loss)	7,285,147
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	18,868,945
Purchased options contracts	(1,294,553)
Total Net Realized Gain/(Loss) on Investments	17,574,392
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(32,631,284)
Purchased options contracts	794,689
Total Change in Unrealized Net Appreciation/Depreciation	(31,836,595)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(6,977,056)

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Overseas Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2018 (unaudited)	Year ended December 31, 2017

Operations:
Net investment income/(loss)	$7,285,147	$11,267,233
Net realized gain/(loss) on investments	17,574,392	1,405,089
Change in unrealized net appreciation/depreciation	(31,836,595)	191,424,039
Net Increase/(Decrease) in Net Assets Resulting from Operations	(6,977,056)	204,096,361
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Institutional Shares	(2,122,395)	(2,935,504)
Service Shares	(6,891,748)	(9,436,810)
Net Decrease from Dividends and Distributions to Shareholders	(9,014,143)	(12,372,314)
Capital Share Transactions:
Institutional Shares	(8,589,348)	(17,908,280)
Service Shares	(40,324,182)	(40,453,452)
Net Increase/(Decrease) from Capital Share Transactions	(48,913,530)	(58,361,732)
Net Increase/(Decrease) in Net Assets	(64,904,729)	133,362,315
Net Assets:
Beginning of period	821,216,954	687,854,639
End of period	$756,312,225	$821,216,954

Undistributed Net Investment Income/(Loss)	$3,191,769	$4,920,765

See Notes to Financial Statements.

16	JUNE 30, 2018

Janus Henderson VIT Overseas Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2018 (unaudited) and each year ended December 31	2018	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$31.98	$24.79	$28.80		$32.56	$42.02	$37.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.33(1)	0.48(1)	0.38(1)		0.29(1)	0.59(1)	1.40
Net realized and unrealized gain/(loss)	(0.62)	7.20	(2.35)		(2.92)	(4.74)	3.91
Total from Investment Operations	(0.29)	7.68	(1.97)		(2.63)	(4.15)	5.31
Less Dividends and Distributions:
Dividends (from net investment income)	(0.39)	(0.49)	(1.22)		(0.19)	(1.26)	(1.25)
Distributions (from capital gains)	—	—	(0.82)		(0.94)	(4.05)	—
Total Dividends and Distributions	(0.39)	(0.49)	(2.04)		(1.13)	(5.31)	(1.25)
Net Asset Value, End of Period	$31.30	$31.98	$24.79		$28.80	$32.56	$42.02
Total Return*	(0.93)%	31.12%	(6.45)%		(8.59)%	(11.87)%	14.56%
Net Assets, End of Period (in thousands)	$172,370	$184,546	$158,362		$186,647	$364,378	$453,796
Average Net Assets for the Period (in thousands)	$182,560	$176,815	$163,322		$306,322	$426,435	$458,592
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.59%	0.57%	0.50%		0.51%	0.53%	0.51%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.59%	0.57%	0.50%		0.51%	0.53%	0.51%
Ratio of Net Investment Income/(Loss)	2.01%	1.65%	1.50%		0.90%	1.52%	1.23%
Portfolio Turnover Rate	13%	33%	103%		31%	36%	30%
				1

Service Shares
For a share outstanding during the period ended June 30, 2018 (unaudited) and each year ended December 31	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$30.74	$23.87	$27.84	$31.55	$40.92	$37.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.27(1)	0.39(1)	0.30(1)	0.19(1)	0.48(1)	1.12
Net realized and unrealized gain/(loss)	(0.58)	6.93	(2.27)	(2.80)	(4.60)	3.96
Total from Investment Operations	(0.31)	7.32	(1.97)	(2.61)	(4.12)	5.08
Less Dividends and Distributions:
Dividends (from net investment income)	(0.36)	(0.45)	(1.18)	(0.16)	(1.20)	(1.19)
Distributions (from capital gains)	—	—	(0.82)	(0.94)	(4.05)	—
Total Dividends and Distributions	(0.36)	(0.45)	(2.00)	(1.10)	(5.25)	(1.19)
Net Asset Value, End of Period	$30.07	$30.74	$23.87	$27.84	$31.55	$40.92
Total Return*	(1.03)%	30.80%	(6.71)%	(8.80)%	(12.10)%	14.28%
Net Assets, End of Period (in thousands)	$583,942	$636,671	$529,492	$631,202	$773,482	$974,424
Average Net Assets for the Period (in thousands)	$626,967	$598,500	$554,215	$722,654	$903,702	$971,802
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.84%	0.82%	0.75%	0.77%	0.78%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	0.82%	0.75%	0.77%	0.78%	0.76%
Ratio of Net Investment Income/(Loss)	1.76%	1.40%	1.25%	0.62%	1.27%	0.99%
Portfolio Turnover Rate	13%	33%	103%	31%	36%	30%

* Total return not annualized for periods of less than one full year and does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Overseas Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Overseas Portfolio (formerly named Janus Aspen Overseas Portfolio) (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

18	JUNE 30, 2018

Janus Henderson VIT Overseas Portfolio

Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2018 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

Restricted Cash

As of June 30, 2018, the Portfolio has restricted cash in the amount of $24,010. The restricted cash represents collateral pledged in relation to investment quota for China A Shares. The carrying value of the restricted cash approximates fair value.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2018 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative

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Notes to Financial Statements (unaudited)

purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are

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Notes to Financial Statements (unaudited)

considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Portfolio may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

The Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Portfolio may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Portfolio purchased put options on various equity securities for the purpose of decreasing exposure to individual equity risk.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of

22	JUNE 30, 2018

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Notes to Financial Statements (unaudited)

financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital  believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change

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Notes to Financial Statements (unaudited)

due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

China A Shares

The Chinese government may permit a foreign investor to invest in China A Shares as a licensed Qualified Foreign Institutional Investor (“QFII”). QFII licenses are granted by the China Securities Regulatory Commission and an investment quota is granted by the State Administration of Foreign Exchange. Janus Capital has been granted a QFII license and an investment quota.

People’s Republic of China (“PRC”) regulations require QFIIs to entrust assets held in the PRC and to interact with government agencies through a China-based qualified custodian bank. Assets attributable to clients of Janus Capital will be held by the custodian in foreign exchange accounts and securities accounts in the joint name of Janus Capital and its clients, although the terms of the custody agreement make clear that the contents of the accounts belong to the clients, and not to Janus Capital.

During the period ended June 30, 2018, Janus Capital, in its capacity as a QFII, invested in China A Shares on behalf of the Portfolio. Repatriation of any invested capital is subject to approval by the regulator. Additionally, any repatriation of profits would be subject to an audit by a registered accountant in China, and subject to regulatory approval. In light of the foregoing, the Portfolio’s investment in China A Shares would be subject to the Portfolio’s limit of investing up to 15% of its net assets in illiquid investments. Current Chinese tax law is unclear whether capital gains realized on the Portfolio’s investments in China A shares will be subject to tax. Because management believes it is more likely than not that Chinese capital gains tax ultimately will not be imposed, the Portfolio does not accrue for such taxes.

As of June 30, 2018, the Portfolio has available investment quota of $24,010. The Portfolio is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances and may incur substantial delays in gaining access to its assets.

Emerging Market Investing

The Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives and forward foreign

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Notes to Financial Statements (unaudited)

currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Portfolio does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable).

For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2018” table located in the Portfolio’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$1,007,449	$—	$—	$1,007,449
Deutsche Bank AG	3,600,765	—	(3,600,765)	—
UBS AG	292,785	—	—	292,785

Total	$4,900,999	$—	$(3,600,765)	$1,300,234
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Portfolio may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital  makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of

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the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2018, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $3,600,765. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2018 is $3,699,925, resulting in the net amount due the counterparty of $99,160.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index. The Portfolio's benchmark index used in the calculation is the MSCI All Country World-ex USA IndexSM.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended June 30, 2018, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.49%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

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Notes to Financial Statements (unaudited)

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital provides oversight and coordination of the Portfolio’s service providers, recordkeeping, and other administrative services, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated Portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $20,480 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2018. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Portfolio, including services related to Portfolio accounting, calculation of the Portfolio’s daily NAV, and Portfolio audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Portfolio. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Portfolio’s assets, along with a flat fee, and is reimbursed by the Portfolio for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as “Non-affiliated portfolio administration fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time

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Notes to Financial Statements (unaudited)

to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $260,650 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital Management LLC (“Janus Capital”) has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended June 30, 2018, the Portfolio engaged in cross trades amounting to $982,598 in sales, resulting in a net realized gain of $66,617. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2018, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2017
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(58,794,774)	$(370,310,642)	$ (429,105,416)

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Notes to Financial Statements (unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 589,292,269	$189,126,914	$(18,317,687)	$ 170,809,227

6. Capital Share Transactions

	Period ended June 30, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	149,889	$ 4,928,676	495,559	$ 14,469,838
Reinvested dividends and distributions	66,847	2,122,395	98,445	2,935,504
Shares repurchased	(480,111)	(15,640,419)	(1,211,991)	(35,313,622)
Net Increase/(Decrease)	(263,375)	$ (8,589,348)	(617,987)	$(17,908,280)
Service Shares:
Shares sold	791,603	$ 24,937,431	2,229,351	$ 62,747,447
Reinvested dividends and distributions	225,959	6,891,748	329,087	9,436,810
Shares repurchased	(2,305,726)	(72,153,361)	(4,029,299)	(112,637,709)
Net Increase/(Decrease)	(1,288,164)	$(40,324,182)	(1,470,861)	$(40,453,452)

7. Purchases and Sales of Investment Securities

For the period ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$99,522,461	$ 149,384,340	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2018 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

December 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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Additional Information (unaudited)

agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s

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Additional Information (unaudited)

underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for

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Additional Information (unaudited)

the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

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Additional Information (unaudited)

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Additional Information (unaudited)

Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees

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Additional Information (unaudited)

also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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Additional Information (unaudited)

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus

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Additional Information (unaudited)

Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

January 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the

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agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded

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that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund

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expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the

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Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the

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Additional Information (unaudited)

Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s

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Additional Information (unaudited)

capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the

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receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

NotesPage1

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Perkins and Intech are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Portfolios distributed by Janus Henderson Distributors

109-24-81120 08-18

SEMIANNUAL REPORT June 30, 2018

Janus Henderson VIT Research Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Research Portfolio

Janus Henderson VIT Research Portfolio (unaudited)

PORTFOLIO SNAPSHOT We seek to create a high-conviction Portfolio reflecting the best ideas of our research team.	Team-Based Approach Led by Carmel Wellso, Director of Research

PERFORMANCE OVERVIEW

For the six-month period ended June 30, 2018, Janus Henderson VIT Research Portfolio’s Institutional Shares and Service Shares returned 5.81% and 5.66%, respectively. Meanwhile, the Portfolio’s primary benchmark, the Russell 1000® Growth Index, returned 7.25% and its secondary benchmark, the S&P 500® Index, returned 2.65%. Another benchmark we use to measure performance, the Core Growth Index, returned 4.93%. The Core Growth Index is an internally-calculated benchmark combining returns from the Russell 1000 Growth Index (50%) and S&P 500 Index (50%).

INVESTMENT ENVIRONMENT

Volatility returned to the U.S. equities market during the period. Weighing on investor confidence were concerns that the Federal Reserve (Fed) may increase interest rates at a faster pace than previously projected. Global trade tensions were also a source of volatility. Despite these worries, U.S. stocks delivered gains during the period as a result of solid corporate earnings and increased merger-and-acquisition activity.

PERFORMANCE DISCUSSION

While we aim to outperform over shorter periods, our goal is to provide consistent outperformance long term by focusing on what we consider our strength: picking stocks and avoiding macroeconomic risks. Stocks are selected by our six global sector teams, which employ a bottom-up, fundamental approach to identify what we consider the best global opportunities. This period, our stock selection in the health care and consumer sectors detracted from relative performance.

Within the health care sector, Puma Biotechnology and Celgene were our largest detractors. Puma’s stock declined when the company announced it was unlikely to get approval from the European Medicines Agency (EMA) for its lead drug, Nerlynx. However, Puma refiled its application and, in June, received a positive opinion, an outcome that we think the market underestimated. Nerlynx is now likely to be approved for use in Europe and could have significant market potential. During clinical trials, Nerlynx demonstrated a 34% reduction in the risk of breast cancer recurrence or death, and we believe uptake of the therapy should continue as doctor and patient awareness widens.

Shares of Celgene fell when the FDA issued a Refusal to File letter for Celgene’s multiple sclerosis (MS) drug, ozanimod. Although the news was an unwelcome setback, phase 3 data for the drug were promising, and the company reports that another pivotal trial will not be needed. Rather, the FDA may simply require additional preclinical pharmacology data. As a result, Celgene maintained its 2020 guidance and is committed to share repurchases, which should help support the stock. We still think ozanimod will get FDA approval and that the delay should only moderately impact the drug’s sales potential. Meanwhile, Celgene has a promising pipeline and could launch up to five new medicines in the next two years, including new treatments for MS, myeloma, lymphoma, beta thalassemia and myeloproliferative disorders. We also believe the stock is attractively valued, trading at a large discount to the market.

Outside the health care sector, Parker Hannifin was a large detractor on an absolute basis. Although the industrial manufacturer reported strong growth in orders during the first quarter, the stock fell after North American profit margins disappointed versus high expectations. We believe the main causes were product mix and inefficiencies caused by plant closures, a result of the integration of Clarcor, which Parker acquired in 2016. We believe these headwinds are temporary and set up for better incremental margins in 2019. Parker’s organic growth is encouraging, and management expects that the company will deliver record sales in fiscal year 2018. Further, Parker is focused on reducing costs and optimizing performance, which, along with a lower U.S. corporate tax rate, should boost earnings.

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Janus Henderson VIT Research Portfolio (unaudited)

While those stocks detracted from performance, we were pleased by the results of many other stocks in our Portfolio. In particular, stock selection in the financial and energy sectors contributed to relative results. Within the financial sector, Mastercard was a large contributor. The company has strung together several quarters of strong revenue and earnings growth, validating its long-term potential. Mastercard is a longtime holding in the Portfolio, and the secular tailwinds and competitive advantages underpinning our investment thesis remain unchanged. Our long-term view is that there are network effects buttressing established payments businesses such as Mastercard, and that the company is poised to benefit as consumers and businesses switch from cash and check to plastic and electronic payments. Mastercard is particularly well positioned to benefit from this shift because a majority of its revenues are generated outside the U.S., where many markets have a lower penetration of card and electronic payments and are experiencing significantly faster electronic purchase volume growth.

On an absolute basis, Amazon was our largest contributor. Acceleration of its cloud business and continued margin improvement for its core retail business helped drive the stock. Potential for Amazon to leverage its platform to expand into new industries has also driven the stock higher in recent months. Amazon is a longtime holding in our Portfolio and our views on the company remain the same: The company’s scale and distribution advantage have entrenched it as the dominant e-commerce platform, which should allow it to continue gaining consumer wallet share as shopping gravitates to online and mobile purchases. Meanwhile, Amazon Web Services is revolutionizing the way companies utilize IT services, using its scale to offer a disruptive pricing model to businesses seeking IT functions in the cloud.

Adobe was another top contributor. Stock of the software maker rose midway through the first quarter due, in part, to bullish comments from management. The company believes its Creative Cloud suite should benefit from both pricing and new subscriber growth. As many of these new customers will be channeled through the company’s website, the incremental operating margin should be significant, in our view. Similarly, any price increases should fall straight to the bottom line. Management also stated that it sees a long runway for growth, as the digitalization of the economy is just ramping up.

OUTLOOK

 In recent months, global trade tensions have come to dominate equity markets. We believe these tensions now pose the greatest risk to stocks, especially if a trade war causes consumer and corporate confidence to wane. Indeed, individuals and companies are unlikely to spend if growth – supported by integrated supply chains and access to global markets – falters.

So far, though, our analysts report that most firms seem undeterred by potential trade restrictions and continue to invest. We also see a healthy number of mergers and acquisitions, and retail sales have been robust. Given this behavior, we believe the economy remains on sound footing. We also think tariffs, if and when they are applied, will not be so severe that they lead to a debilitating trade war. After all, it would be counterproductive for the Trump administration to upset global economic growth or to sap the strength of the U.S. technology sector.

With that in mind, we think valuations look attractive. Large-cap stocks, in particular, have an average price-to-earnings (P/E) ratio of 16 to 17. Such P/Es are undemanding in light of continued strength in corporate earnings, still-unrealized savings from tax reform and historically low interest rates. Multiples for small- and mid-cap stocks have pushed higher, but these market caps benefit from a larger universe of stocks, allowing us to be selective.

We believe attractive valuations and solid earnings will help offset higher long-term rates, should they materialize. Therefore, our base case remains: Although we don’t expect multiples to expand, we think stocks can deliver positive returns on underlying earnings growth. That leads us to favor growth stocks across most sectors, with a long-term bias toward growth sectors in health care and technology. Trade tensions may make headlines, but fundamentals drive our confidence.

Thank you for your investment in Janus Henderson VIT Research Portfolio.

2	JUNE 30, 2018

Janus Henderson VIT Research Portfolio (unaudited)

Portfolio At A Glance

June 30, 2018

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Amazon.com Inc	1.83%	Parker-Hannifin Corp	-0.39%
	Adobe Systems Inc	0.83%	Puma Biotechnology Inc	-0.36%
	Mastercard Inc	0.56%	Comcast Corp	-0.32%
	Microsoft Corp	0.56%	Altria Group Inc	-0.31%
	salesforce.com Inc	0.56%	Celgene Corp	-0.26%

	5 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Financials	0.28%	9.59%	9.49%
	Energy	0.12%	0.89%	0.87%
	Technology	0.04%	36.31%	36.53%
	Other**	-0.05%	0.49%	0.00%
	Industrials	-0.27%	16.50%	16.56%

	2 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	-0.79%	12.58%	12.77%
	Consumer	-0.45%	23.63%	23.77%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Henderson Research Team.
**	Not a GICS classified sector.

Janus Aspen Series	3

Janus Henderson VIT Research Portfolio (unaudited)

Portfolio At A Glance

June 30, 2018

5 Largest Equity Holdings - (% of Net Assets)
Alphabet Inc
Internet Software & Services	6.3%
Amazon.com Inc
Internet & Direct Marketing Retail	5.9%
Apple Inc
Technology Hardware, Storage & Peripherals	3.7%
Microsoft Corp
Software	3.7%
Visa Inc
Information Technology Services	2.7%
22.3%

Asset Allocation - (% of Net Assets)
Common Stocks	99.5%
Investment Companies	0.7%
Other	(0.2)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2018	As of December 31, 2017

4	JUNE 30, 2018

Janus Henderson VIT Research Portfolio (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2018						per the April 30, 2018 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Institutional Shares	5.81%	16.56%	14.05%	9.53%	8.54%	0.61%
Service Shares	5.66%	16.28%	13.77%	9.26%	8.25%	0.86%
Russell 1000 Growth Index	7.25%	22.51%	16.36%	11.83%	9.53%
S&P 500 Index	2.65%	14.37%	13.42%	10.17%	9.54%
Core Growth Index	4.93%	18.39%	14.89%	11.01%	9.57%
Morningstar Quartile - Institutional Shares	-	3rd	3rd	3rd	3rd
Morningstar Ranking - based on total returns for Large Growth Funds	-	1,151/1,497	851/1,382	844/1,194	301/446

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

These returns do not reflect the fees, charges, or expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included such fees, charges, or expenses.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Janus Aspen Series	5

Janus Henderson VIT Research Portfolio (unaudited)

Performance

Ranking is for the share class shown only; other classes may have different performance characteristics. Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2018 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

6	JUNE 30, 2018

Janus Henderson VIT Research Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Net Annualized Expense Ratio (1/1/18 - 6/30/18)
Institutional Shares	$1,000.00	$1,058.10	$2.91	$1,000.00	$1,021.97	$2.86	0.57%
Service Shares	$1,000.00	$1,056.60	$4.18	$1,000.00	$1,020.73	$4.11	0.82%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	7

Janus Henderson VIT Research Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Shares		Value
Common Stocks – 99.5%
Aerospace & Defense – 2.1%
Boeing Co	12,746	$4,276,410
L3 Technologies Inc	35,033	6,737,547
		11,013,957
Airlines – 0.8%
United Continental Holdings Inc*	56,294	3,925,381
Auto Components – 1.0%
Aptiv PLC	55,630	5,097,377
Beverages – 2.6%
Coca-Cola Co	218,655	9,590,208
Monster Beverage Corp*	68,584	3,929,863
		13,520,071
Biotechnology – 4.8%
AnaptysBio Inc*	31,475	2,235,984
Biogen Inc*	19,311	5,604,825
Celgene Corp*	59,252	4,705,794
Global Blood Therapeutics Inc*	29,327	1,325,580
Insmed Inc*	42,980	1,016,477
Neurocrine Biosciences Inc*	44,214	4,343,583
Puma Biotechnology Inc*	35,260	2,085,629
Regeneron Pharmaceuticals Inc*	11,466	3,955,655
		25,273,527
Building Products – 0.8%
AO Smith Corp	70,461	4,167,768
Capital Markets – 2.5%
Blackstone Group LP	56,855	1,829,025
CME Group Inc	17,954	2,943,020
Intercontinental Exchange Inc	50,438	3,709,715
TD Ameritrade Holding Corp	80,332	4,399,784
		12,881,544
Chemicals – 2.0%
Air Products & Chemicals Inc	34,767	5,414,265
Sherwin-Williams Co	12,206	4,974,799
		10,389,064
Construction Materials – 0.7%
Vulcan Materials Co	29,671	3,829,339
Consumer Finance – 0.6%
Synchrony Financial	97,639	3,259,190
Containers & Packaging – 1.3%
Ball Corp	153,238	5,447,611
Sealed Air Corp	37,138	1,576,508
		7,024,119
Diversified Consumer Services – 0.6%
ServiceMaster Global Holdings Inc*	49,984	2,972,549
Electrical Equipment – 0.7%
Sensata Technologies Holding PLC*	78,244	3,722,850
Electronic Equipment, Instruments & Components – 1.6%
Cognex Corp	80,899	3,608,904
Flex Ltd*	320,216	4,518,248
		8,127,152
Equity Real Estate Investment Trusts (REITs) – 2.1%
American Tower Corp	48,015	6,922,323
Equinix Inc	6,051	2,601,264
Invitation Homes Inc	67,151	1,548,502
		11,072,089
Health Care Equipment & Supplies – 1.7%
Boston Scientific Corp*	181,208	5,925,502
DexCom Inc*	32,182	3,056,646
		8,982,148

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2018

Janus Henderson VIT Research Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Shares		Value
Common Stocks – (continued)
Health Care Providers & Services – 2.7%
Humana Inc	24,894	$7,409,201
UnitedHealth Group Inc	26,429	6,484,091
		13,893,292
Health Care Technology – 0.7%
athenahealth Inc*	22,314	3,551,050
Hotels, Restaurants & Leisure – 4.7%
Aramark	98,745	3,663,440
Dunkin' Brands Group Inc	37,358	2,580,317
McDonald's Corp	55,511	8,698,019
Norwegian Cruise Line Holdings Ltd*	66,159	3,126,013
Starbucks Corp	132,308	6,463,246
		24,531,035
Independent Power and Renewable Electricity Producers – 0.3%
NRG Energy Inc	53,672	1,647,730
Information Technology Services – 7.9%
Amdocs Ltd	62,710	4,150,775
Gartner Inc*	52,855	7,024,430
Mastercard Inc	63,091	12,398,643
Visa Inc	105,000	13,907,250
Worldpay Inc*	43,419	3,550,806
		41,031,904
Insurance – 1.1%
Progressive Corp	95,397	5,642,733
Internet & Direct Marketing Retail – 7.9%
Amazon.com Inc*	18,228	30,983,954
Booking Holdings Inc*	3,766	7,634,021
Wayfair Inc*	22,226	2,639,560
		41,257,535
Internet Software & Services – 8.4%
Alphabet Inc*	29,637	33,064,519
Facebook Inc*	56,915	11,059,723
		44,124,242
Life Sciences Tools & Services – 0.9%
Thermo Fisher Scientific Inc	21,551	4,464,074
Machinery – 2.6%
Illinois Tool Works Inc	48,993	6,787,490
Parker-Hannifin Corp	42,357	6,601,338
		13,388,828
Media – 1.6%
Liberty Broadband Corp*	55,556	4,206,700
Liberty Media Corp-Liberty Formula One*	114,649	4,256,917
		8,463,617
Oil, Gas & Consumable Fuels – 0.7%
Anadarko Petroleum Corp	29,041	2,127,253
Enterprise Products Partners LP	50,463	1,396,311
		3,523,564
Personal Products – 0.9%
Estee Lauder Cos Inc	33,175	4,733,741
Pharmaceuticals – 2.6%
Bristol-Myers Squibb Co	74,018	4,096,156
Eli Lilly & Co	78,005	6,656,167
Mylan NV*	75,609	2,732,509
Nektar Therapeutics*	6,833	333,655
		13,818,487
Professional Services – 1.4%
CoStar Group Inc*	10,493	4,329,727
Verisk Analytics Inc*	27,187	2,926,409
		7,256,136

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Research Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Shares		Value
Common Stocks – (continued)
Real Estate Investment Trusts (REITs) – 0%
Colony America Homes III*,¢,§	442,372	$32,736
Road & Rail – 1.2%
Union Pacific Corp	43,166	6,115,759
Semiconductor & Semiconductor Equipment – 6.9%
Broadcom Inc	30,633	7,432,791
Lam Research Corp	30,913	5,343,312
Microchip Technology Inc	74,544	6,779,777
NVIDIA Corp	30,944	7,330,634
Texas Instruments Inc	85,485	9,424,721
		36,311,235
Software – 12.6%
Activision Blizzard Inc	111,279	8,492,813
Adobe Systems Inc*	49,704	12,118,332
Autodesk Inc*	19,435	2,547,734
Microsoft Corp	195,245	19,253,109
salesforce.com Inc*	78,099	10,652,704
SS&C Technologies Holdings Inc	55,567	2,883,927
Tyler Technologies Inc*	20,655	4,587,476
Ultimate Software Group Inc*	20,745	5,337,896
		65,873,991
Specialty Retail – 0.8%
Tractor Supply Co	54,961	4,203,967
Technology Hardware, Storage & Peripherals – 3.7%
Apple Inc	105,013	19,438,956
Textiles, Apparel & Luxury Goods – 1.8%
NIKE Inc	91,547	7,294,465
Under Armour Inc*	109,463	2,307,480
		9,601,945
Tobacco – 1.8%
Altria Group Inc	169,481	9,624,826
Trading Companies & Distributors – 0.4%
Fastenal Co	48,487	2,333,679
Total Common Stocks (cost $382,066,871)		520,123,187
Investment Companies – 0.7%
Money Markets – 0.7%
Janus Henderson Cash Liquidity Fund LLC, 1.8501%ºº,£ (cost $3,839,000)	3,839,000	3,839,000
Total Investments (total cost $385,905,871) – 100.2%		523,962,187
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(1,177,306)
Net Assets – 100%		$522,784,881

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2018

Janus Henderson VIT Research Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/18
Investment Companies - 0.7%
Money Markets - 0.7%
Janus Henderson Cash Liquidity Fund LLC,1.8501%ºº	$14,779	$-	$-	$3,839,000

	Share Balance at 12/31/17	Purchases	Sales	Share Balance at 6/30/18
Investment Companies - 0.7%
Money Markets - 0.7%
Janus Henderson Cash Liquidity Fund LLC,1.8501%ºº	6,311,000	41,624,858	(44,096,858)	3,839,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Research Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Growth Index	Russell 1000® Growth Index reflects the performance of U.S. large-cap equities with higher price-to-book ratios and higher forecasted growth values.
Core Growth Index	Core Growth Index is an internally calculated, hypothetical combination of total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%).
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company
LP	Limited Partnership

PLC    Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2018.

¢	Security is valued using significant unobservable inputs.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

§				Schedule of Restricted and Illiquid Securities (as of June 30, 2018)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony America Homes III	1/30/13	$35,020	$32,736	0.0%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2018. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Real Estate Investment Trusts (REITs)	$-	$-	$32,736
All Other	520,090,451	-	-
Investment Companies	-	3,839,000	-
Total Assets	$520,090,451	$3,839,000	$32,736

12	JUNE 30, 2018

Janus Henderson VIT Research Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2018

Assets:
Unaffiliated investments, at value(1)	$520,123,187
Affiliated investments, at value(2)	3,839,000
Cash	474
Non-interested Trustees' deferred compensation	10,951
Receivables:
Investments sold	1,758,905
Dividends	359,330
Portfolio shares sold	49,670
Dividends from affiliates	2,589
Foreign tax reclaims	1,931
Other assets	953
Total Assets	526,146,990
Liabilities:
Payables:	—
Investments purchased	2,612,301
Portfolio shares repurchased	386,655
Advisory fees	224,437
12b-1 Distribution and shareholder servicing fees	31,218
Transfer agent fees and expenses	24,692
Professional fees	15,926
Non-affiliated portfolio administration fees payable	13,128
Non-interested Trustees' deferred compensation fees	10,951
Non-interested Trustees' fees and expenses	5,067
Custodian fees	1,961
Affiliated portfolio administration fees payable	1,132
Accrued expenses and other payables	34,641
Total Liabilities	3,362,109
Net Assets	$522,784,881
Net Assets Consist of:
Capital (par value and paid-in surplus)	$349,463,966
Undistributed net investment income/(loss)	597,585
Undistributed net realized gain/(loss) from investments	34,665,171
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	138,058,159
Total Net Assets	$522,784,881
Net Assets - Institutional Shares	$378,678,575
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,324,276
Net Asset Value Per Share	$36.68
Net Assets - Service Shares	$144,106,306
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,026,316
Net Asset Value Per Share	$35.79

(1) Includes cost of $382,066,871. (2) Includes cost of $3,839,000.

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Research Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2018

Investment Income:
Dividends	$2,899,655
Dividends from affiliates	14,779
Foreign tax withheld	(16)
Total Investment Income	2,914,418
Expenses:
Advisory fees	1,267,091
12b-1 Distribution and shareholder servicing fees:
Service Shares	188,459
Transfer agent administrative fees and expenses:
Institutional Shares	94,953
Service Shares	37,692
Other transfer agent fees and expenses:
Institutional Shares	6,688
Service Shares	1,541
Professional fees	23,154
Shareholder reports expense	15,006
Non-affiliated portfolio administration fees	13,129
Affiliated portfolio administration fees	12,228
Non-interested Trustees’ fees and expenses	9,172
Registration fees	8,803
Custodian fees	8,342
Other expenses	12,660
Total Expenses	1,698,918
Net Investment Income/(Loss)	1,215,500
Net Realized Gain/(Loss) on Investments:
Investments	35,080,250
Total Net Realized Gain/(Loss) on Investments	35,080,250
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(6,005,662)
Total Change in Unrealized Net Appreciation/Depreciation	(6,005,662)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$30,290,088

See Notes to Financial Statements.

14	JUNE 30, 2018

Janus Henderson VIT Research Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2018 (unaudited)	Year ended December 31, 2017

Operations:
Net investment income/(loss)	$1,215,500	$2,105,671
Net realized gain/(loss) on investments	35,080,250	49,093,639
Change in unrealized net appreciation/depreciation	(6,005,662)	73,938,175
Net Increase/(Decrease) in Net Assets Resulting from Operations	30,290,088	125,137,485
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Institutional Shares	(1,321,018)	(1,412,483)
Service Shares	(352,494)	(376,759)
Total Dividends from Net Investment Income	(1,673,512)	(1,789,242)
Distributions from Net Realized Gain from Investment Transactions
Institutional Shares	(18,195,831)	(3,425,857)
Service Shares	(7,101,019)	(1,510,437)
Total Distributions from Net Realized Gain from Investment Transactions	(25,296,850)	(4,936,294)
Net Decrease from Dividends and Distributions to Shareholders	(26,970,362)	(6,725,536)
Capital Share Transactions:
Institutional Shares	(2,381,653)	(34,354,187)
Service Shares	(17,639,846)	(18,987,617)
Net Increase/(Decrease) from Capital Share Transactions	(20,021,499)	(53,341,804)
Net Increase/(Decrease) in Net Assets	(16,701,773)	65,070,145
Net Assets:
Beginning of period	539,486,654	474,416,509
End of period	$522,784,881	$539,486,654

Undistributed Net Investment Income/(Loss)	$597,585	$1,055,597

See Notes to Financial Statements.

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Janus Henderson VIT Research Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2018 (unaudited) and each year ended December 31	2018	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$36.51	$28.93	$30.84		$35.76	$34.20	$26.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(1)	0.16(1)	0.14(1)		0.17(1)	0.15(1)	0.16
Net realized and unrealized gain/(loss)	2.05	7.87	(0.03)		1.92	4.08	7.83
Total from Investment Operations	2.15	8.03	0.11		2.09	4.23	7.99
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.13)	(0.16)		(0.23)	(0.13)	(0.24)
Distributions (from capital gains)	(1.85)	(0.32)	(1.86)		(6.78)	(2.54)	—
Total Dividends and Distributions	(1.98)	(0.45)	(2.02)		(7.01)	(2.67)	(0.24)
Net Asset Value, End of Period	$36.68	$36.51	$28.93		$30.84	$35.76	$34.20
Total Return*	5.81%	27.88%	0.50%		5.35%	12.99%	30.34%
Net Assets, End of Period (in thousands)	$378,679	$379,048	$330,516		$380,663	$431,838	$433,603
Average Net Assets for the Period (in thousands)	$382,977	$360,896	$353,738		$413,393	$420,607	$399,973
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.57%	0.61%	0.62%		0.71%	0.55%	0.54%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.61%	0.62%		0.71%	0.55%	0.54%
Ratio of Net Investment Income/(Loss)	0.53%	0.48%	0.47%		0.49%	0.44%	0.65%
Portfolio Turnover Rate	26%	55%	58%		54%	60%	50%
				1

Service Shares
For a share outstanding during the period ended June 30, 2018 (unaudited) and each year ended December 31	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$35.68	$28.31	$30.24	$35.21	$33.74	$26.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(1)	0.08(1)	0.06(1)	0.08(1)	0.06(1)	0.02
Net realized and unrealized gain/(loss)	2.00	7.69	(0.02)	1.89	4.03	7.79
Total from Investment Operations	2.05	7.77	0.04	1.97	4.09	7.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.08)	(0.11)	(0.16)	(0.08)	(0.20)
Distributions (from capital gains)	(1.85)	(0.32)	(1.86)	(6.78)	(2.54)	—
Total Dividends and Distributions	(1.94)	(0.40)	(1.97)	(6.94)	(2.62)	(0.20)
Net Asset Value, End of Period	$35.79	$35.68	$28.31	$30.24	$35.21	$33.74
Total Return*	5.66%	27.55%	0.27%	5.08%	12.73%	29.99%
Net Assets, End of Period (in thousands)	$144,106	$160,439	$143,900	$163,148	$162,422	$170,880
Average Net Assets for the Period (in thousands)	$152,114	$155,006	$151,772	$166,602	$163,094	$174,538
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.86%	0.87%	0.97%	0.80%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.86%	0.87%	0.97%	0.80%	0.79%
Ratio of Net Investment Income/(Loss)	0.28%	0.23%	0.22%	0.25%	0.19%	0.41%
Portfolio Turnover Rate	26%	55%	58%	54%	60%	50%

* Total return not annualized for periods of less than one full year and does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	JUNE 30, 2018

Janus Henderson VIT Research Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Research Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Janus Henderson VIT Research Portfolio

Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2018 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio did not hold a significant amount of Level 3 securities as of June 30, 2018.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

18	JUNE 30, 2018

Janus Henderson VIT Research Portfolio

Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital,

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Janus Henderson VIT Research Portfolio

Notes to Financial Statements (unaudited)

and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index. Prior to May 1, 2017, the Portfolio’s benchmark index used in the calculation is the Core Growth Index. Effective May 1, 2017, the Portfolio’s performance fee adjustment will be calculated based on a combination of the Core Growth Index and Russell 1000® Growth Index for a period of 36 months.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period.

20	JUNE 30, 2018

Janus Henderson VIT Research Portfolio

Notes to Financial Statements (unaudited)

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended June 30, 2018, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.48%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital provides oversight and coordination of the Portfolio’s service providers, recordkeeping, and other administrative services, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated Portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $20,480 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2018. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Portfolio, including services related to Portfolio accounting, calculation of the Portfolio’s daily NAV, and Portfolio audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Portfolio. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Portfolio’s assets, along with a flat fee, and is reimbursed by the Portfolio for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as “Non-affiliated portfolio administration fees” on the Statement of Operations.

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Janus Henderson VIT Research Portfolio

Notes to Financial Statements (unaudited)

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $260,650 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2018.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended June 30, 2018, the Portfolio engaged in cross trades amounting to $316,506 in sales, resulting in a net realized loss of $3,371. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2018 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

22	JUNE 30, 2018

Janus Henderson VIT Research Portfolio

Notes to Financial Statements (unaudited)

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 386,418,622	$148,905,881	$(11,362,316)	$ 137,543,565

5. Capital Share Transactions

	Period ended June 30, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	87,497	$ 3,364,147	188,132	$ 6,276,438
Reinvested dividends and distributions	522,819	19,516,849	142,892	4,838,340
Shares repurchased	(666,717)	(25,262,649)	(1,373,370)	(45,468,965)
Net Increase/(Decrease)	(56,401)	$ (2,381,653)	(1,042,346)	$(34,354,187)
Service Shares:
Shares sold	156,268	$ 5,826,069	221,432	$ 7,150,742
Reinvested dividends and distributions	204,598	7,453,513	57,145	1,887,196
Shares repurchased	(831,153)	(30,919,428)	(865,269)	(28,025,555)
Net Increase/(Decrease)	(470,287)	$(17,639,846)	(586,692)	$(18,987,617)

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$138,781,287	$ 181,601,979	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2018 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

December 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s

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underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for

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the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

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Additional Information (unaudited)

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were

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reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees

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also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus

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Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

January 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the

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agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded

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that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund

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Additional Information (unaudited)

expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the

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Additional Information (unaudited)

Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the

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Additional Information (unaudited)

Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s

48	JUNE 30, 2018

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Additional Information (unaudited)

capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the

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Janus Henderson VIT Research Portfolio

Additional Information (unaudited)

receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

50	JUNE 30, 2018

Janus Henderson VIT Research Portfolio

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Perkins and Intech are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Portfolios distributed by Janus Henderson Distributors

109-24-93078 08-18

SEMIANNUAL REPORT June 30, 2018

Janus Henderson VIT U.S. Low Volatility Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT U.S. Low Volatility Portfolio

Janus Henderson VIT U.S. Low Volatility Portfolio (unaudited)

PORTFOLIO SNAPSHOT

An all equity portfolio that targets returns similar to the S&P 500® Index with lower absolute volatility over a market cycle. We seek to add value using natural stock price volatility through a mathematically based, risk-managed process. We do not pick individual stocks or forecast excess returns, but use natural stock price volatility and correlation characteristics.

Sub-advised by Intech Investment Management LLC

PERFORMANCE OVERVIEW

For the six-month period ended June 30, 2018, VIT Janus Henderson U.S. Low Volatility Portfolio’s Service Shares returned -2.33%. This compares to the 2.65% return posted by the S&P 500® Index, the Portfolio’s benchmark.

INVESTMENT STRATEGY

Intech’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios with similar returns to the S&P 500® Index over time, but with lower return volatility. In particular, the Portfolio attempts to achieve market-like returns over the long-term and lower the volatility of the Portfolio’s absolute returns.

The investment process begins with the stocks in the Portfolio’s benchmark, the S&P 500® Index. Within specific risk constraints, Intech’s mathematical process attempts to identify stocks that have high volatility relative to the index, and low correlation to one another. Once the stocks are identified and the portfolio of stocks is constructed, it is then rebalanced and re-optimized periodically. The Portfolio aims to generate market-like returns overtime with significantly lower return fluctuations. Although the Portfolio may underperform its benchmark in strong up markets, the strategy seeks to reduce losses in down markets. Therefore, while some downside protection and a more consistent experience are expected over the long term, the tracking-error (a measure of the divergence between the price behavior of the Portfolio versus its benchmark) relative to the S&P 500® Index is expected to be high.

PERFORMANCE REVIEW

Despite an uptick in volatility in the first quarter, markets rebounded strongly in the second quarter and finished in positive territory for the year-to-date period ended June 30, 2018. Investors continued to favor riskier segments of the market throughout the period with lower beta stocks underperforming higher beta stocks, and the defensive consumer staples sector underperforming by more than 10% during the period.

On average, the Portfolio was overweight lower beta stocks, or stocks with lower sensitivity to market movements. During the period, lower beta stocks underperformed the overall market, on average. Consequently, the Portfolio’s overweight to lower beta stocks detracted from the Portfolio’s relative return for the period.

From a sector perspective, the Portfolio’s average overweight allocation to the consumer staples sector, which was the weakest performing sector during the period, as well as an average underweight allocation to the pro-cyclical information technology sector, detracted from the Portfolio’s relative performance during the period. An overall negative selection effect also detracted from the Portfolio’s relative performance during the period, especially within the consumer staples and consumer discretionary sectors.

OUTLOOK

Because Intech does not conduct traditional economic or fundamental analysis, Intech has no view on individual stocks, sectors, economic or market conditions.

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As Intech’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our Portfolio shareholders.

Thank you for your investment in Janus Henderson VIT U.S. Low Volatility Portfolio.

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Janus Henderson VIT U.S. Low Volatility Portfolio (unaudited)

Portfolio At A Glance

June 30, 2018

5 Largest Equity Holdings - (% of Net Assets)
Southern Co
Electric Utilities	5.2%
Procter & Gamble Co
Household Products	4.6%
Consolidated Edison Inc
Multi-Utilities	3.6%
Johnson & Johnson
Pharmaceuticals	3.3%
General Mills Inc
Food Products	3.3%
20.0%

Asset Allocation - (% of Net Assets)
Common Stocks	99.1%
Investment Companies	0.9%
Other	0.0%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2018	As of December 31, 2017

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Janus Henderson VIT U.S. Low Volatility Portfolio (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2018					per the April 30, 2018 prospectus
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses
Service Shares	-2.33%	5.75%	10.45%	11.50%	0.82%
S&P 500 Index	2.65%	14.37%	13.42%	14.01%
Morningstar Quartile - Service Shares	-	4th	2nd	3rd
Morningstar Ranking - based on total returns for Large Value Funds	-	1,063/1,303	388/1,128	540/1,089

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The proprietary mathematical process used by Intech may not achieve the desired results. Since the portfolio is periodically re-balanced, this may result in a higher portfolio turnover rate and higher expenses compared to a "buy and hold" or index fund strategy. Intech's low volatility strategy may underperform its benchmark during certain periods of up markets and may not achieve the desired level of protection in down markets.

These returns do not reflect the fees, charges, or expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included such fees, charges, or expenses.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2018 Morningstar, Inc. All Rights Reserved.

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Janus Henderson VIT U.S. Low Volatility Portfolio (unaudited)

Performance

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 6, 2012

4	JUNE 30, 2018

Janus Henderson VIT U.S. Low Volatility Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in the share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Beginning Account Value (1/1/18)	Ending Account Value (6/30/18)	Expenses Paid During Period (1/1/18 - 6/30/18)†	Net Annualized Expense Ratio (1/1/18 - 6/30/18)
Service Shares	$1,000.00	$976.70	$4.02	$1,000.00	$1,020.73	$4.11	0.82%
†

Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectus for more information regarding waivers and/or reimbursements.

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Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Shares		Value
Common Stocks – 99.1%
Aerospace & Defense – 4.2%
Boeing Co	4,300	$1,442,693
General Dynamics Corp	15,200	2,833,432
Harris Corp	49,200	7,111,368
L3 Technologies Inc	15,700	3,019,424
Lockheed Martin Corp	42,400	12,526,232
Northrop Grumman Corp	24,000	7,384,800
Raytheon Co	48,900	9,446,502
Rockwell Collins Inc	8,500	1,144,780
Textron Inc	10,900	718,419
United Technologies Corp	3,700	462,611
		46,090,261
Air Freight & Logistics – 1.8%
CH Robinson Worldwide Inc	116,900	9,779,854
Expeditors International of Washington Inc	130,300	9,524,930
United Parcel Service Inc	2,600	276,198
		19,580,982
Airlines – 0.1%
United Continental Holdings Inc*	16,200	1,129,626
Auto Components – 0%
Aptiv PLC	3,900	357,357
BorgWarner Inc	500	21,580
		378,937
Automobiles – 0.1%
General Motors Co	15,900	626,460
Banks – 3.5%
Bank of America Corp	48,800	1,375,672
BB&T Corp	15,900	801,996
Citigroup Inc	2,700	180,684
Citizens Financial Group Inc	138,600	5,391,540
Comerica Inc	10,400	945,568
Fifth Third Bancorp	122,400	3,512,880
Huntington Bancshares Inc/OH	40,200	593,352
JPMorgan Chase & Co	22,000	2,292,400
KeyCorp	63,500	1,240,790
M&T Bank Corp	38,294	6,515,724
People's United Financial Inc	320,500	5,797,845
PNC Financial Services Group Inc	39,400	5,322,940
Regions Financial Corp	77,700	1,381,506
SunTrust Banks Inc	13,600	897,872
US Bancorp	9,900	495,198
Zions Bancorporation	20,900	1,101,221
		37,847,188
Beverages – 1.6%
Brown-Forman Corp - Class B	21,500	1,053,715
Coca-Cola Co	63,800	2,798,268
Constellation Brands Inc	8,000	1,750,960
Dr Pepper Snapple Group Inc*	4,300	524,600
PepsiCo Inc	106,400	11,583,768
		17,711,311
Biotechnology – 0.5%
Alexion Pharmaceuticals Inc*	29,600	3,674,840
Celgene Corp*	7,200	571,824
Gilead Sciences Inc	7,300	517,132
Incyte Corp*	6,300	422,100
		5,185,896
Building Products – 0%
Johnson Controls International plc	3,061	102,390
Capital Markets – 3.8%
Bank of New York Mellon Corp	51,500	2,777,395

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Shares		Value
Common Stocks – (continued)
Capital Markets – (continued)
Cboe Global Markets Inc	16,100	$1,675,527
Charles Schwab Corp	2,300	117,530
CME Group Inc	107,000	17,539,440
E*TRADE Financial Corp*	35,000	2,140,600
Intercontinental Exchange Inc	138,510	10,187,411
Moody's Corp	4,700	801,632
Morgan Stanley	3,900	184,860
MSCI Inc	5,400	893,322
Nasdaq Inc	9,400	857,938
Northern Trust Corp	6,500	668,785
S&P Global Inc	3,700	754,393
State Street Corp	28,300	2,634,447
T Rowe Price Group Inc	7,700	893,893
		42,127,173
Chemicals – 1.1%
Albemarle Corp	3,800	358,454
CF Industries Holdings Inc	35,900	1,593,960
DowDuPont Inc	31,624	2,084,654
Eastman Chemical Co	5,400	539,784
Ecolab Inc	7,700	1,080,541
FMC Corp	2,500	223,025
International Flavors & Fragrances Inc	3,800	471,048
LyondellBasell Industries NV	7,200	790,920
Praxair Inc	14,200	2,245,730
Sherwin-Williams Co	5,400	2,200,878
		11,588,994
Commercial Services & Supplies – 1.1%
Republic Services Inc	142,000	9,707,120
Waste Management Inc	31,000	2,521,540
		12,228,660
Communications Equipment – 0.4%
Cisco Systems Inc	18,100	778,843
F5 Networks Inc*	4,700	810,515
Motorola Solutions Inc	24,400	2,839,428
		4,428,786
Construction & Engineering – 0%
Fluor Corp	6,000	292,680
Consumer Finance – 0%
American Express Co	1,300	127,400
Containers & Packaging – 0.2%
Avery Dennison Corp	18,900	1,929,690
Packaging Corp of America	6,600	737,814
		2,667,504
Diversified Consumer Services – 0.3%
H&R Block Inc	134,600	3,066,188
Diversified Financial Services – 0.3%
Berkshire Hathaway Inc*	16,000	2,986,400
Diversified Telecommunication Services – 1.3%
AT&T Inc	390,291	12,532,244
Verizon Communications Inc	33,500	1,685,385
		14,217,629
Electric Utilities – 7.9%
Alliant Energy Corp	27,400	1,159,568
American Electric Power Co Inc	5,300	367,025
Duke Energy Corp	131,200	10,375,296
Edison International	45,900	2,904,093
Entergy Corp	8,000	646,320
Exelon Corp	11,600	494,160
FirstEnergy Corp	22,100	793,611

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Shares		Value
Common Stocks – (continued)
Electric Utilities – (continued)
NextEra Energy Inc	22,100	$3,691,363
PG&E Corp	54,900	2,336,544
PPL Corp	10,100	288,355
Southern Co	1,221,400	56,563,034
Xcel Energy Inc	160,200	7,317,936
		86,937,305
Electrical Equipment – 0.1%
AMETEK Inc	12,500	902,000
Electronic Equipment, Instruments & Components – 0.2%
Amphenol Corp	12,600	1,098,090
FLIR Systems Inc	20,300	1,054,991
TE Connectivity Ltd	3,800	342,228
		2,495,309
Energy Equipment & Services – 0.7%
Halliburton Co	9,900	446,094
Helmerich & Payne Inc	9,600	612,096
Schlumberger Ltd	7,200	482,616
TechnipFMC PLC	202,100	6,414,654
		7,955,460
Equity Real Estate Investment Trusts (REITs) – 1.5%
Alexandria Real Estate Equities Inc	3,400	428,978
American Tower Corp	6,400	922,688
AvalonBay Communities Inc	24,200	4,159,738
Crown Castle International Corp	3,800	409,716
Duke Realty Corp	21,800	632,854
Equinix Inc	1,500	644,835
Equity Residential	8,700	554,103
Essex Property Trust Inc	15,400	3,681,678
Extra Space Storage Inc	5,400	538,974
HCP Inc	20,900	539,638
Iron Mountain Inc	9,900	346,599
Public Storage	3,800	862,068
SBA Communications Corp*	5,900	974,208
Simon Property Group Inc	4,100	697,779
UDR Inc	9,400	352,876
Ventas Inc	6,800	387,260
		16,133,992
Food & Staples Retailing – 3.3%
Kroger Co	13,300	378,385
Sysco Corp	139,800	9,546,942
Walmart Inc	303,400	25,986,210
		35,911,537
Food Products – 8.8%
Archer-Daniels-Midland Co	14,500	664,535
Campbell Soup Co	11,600	470,264
Conagra Brands Inc	345,800	12,355,434
General Mills Inc	808,700	35,793,062
Hershey Co	145,700	13,558,842
JM Smucker Co	19,200	2,063,616
Kellogg Co	404,300	28,248,441
Tyson Foods Inc	55,900	3,848,715
		97,002,909
Health Care Equipment & Supplies – 3.3%
Baxter International Inc	12,000	886,080
Becton Dickinson and Co	60,923	14,594,714
Boston Scientific Corp*	16,300	533,010
Cooper Cos Inc	5,000	1,177,250
Danaher Corp	2,600	256,568
Edwards Lifesciences Corp*	4,800	698,736

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2018

Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Shares		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
Intuitive Surgical Inc*	32,100	$15,359,208
Medtronic PLC	7,700	659,197
Varian Medical Systems Inc*	9,500	1,080,340
Zimmer Biomet Holdings Inc	5,800	646,352
		35,891,455
Health Care Providers & Services – 6.2%
Aetna Inc	40,864	7,498,544
AmerisourceBergen Corp	68,600	5,849,522
Anthem Inc	8,200	1,951,846
Centene Corp*	13,700	1,687,977
Cigna Corp	55,300	9,398,235
DaVita Inc*	28,300	1,965,152
Envision Healthcare Corp*	47,700	2,099,277
Express Scripts Holding Co*	12,900	996,009
HCA Healthcare Inc	6,900	707,940
Humana Inc	59,200	17,619,696
Laboratory Corp of America Holdings*	83,900	15,062,567
McKesson Corp	4,700	626,980
Quest Diagnostics Inc	900	98,946
UnitedHealth Group Inc	5,200	1,275,768
Universal Health Services Inc	8,900	991,816
		67,830,275
Health Care Technology – 0%
Cerner Corp*	2,000	119,580
Hotels, Restaurants & Leisure – 4.5%
Carnival Corp	10,500	601,755
Chipotle Mexican Grill Inc*	6,600	2,847,042
Darden Restaurants Inc	81,800	8,757,508
Hilton Worldwide Holdings Inc	5,600	443,296
Marriott International Inc/MD	6,000	759,600
McDonald's Corp	198,700	31,134,303
Starbucks Corp	9,100	444,535
Wynn Resorts Ltd	28,700	4,802,658
		49,790,697
Household Durables – 0.2%
DR Horton Inc	11,700	479,700
Garmin Ltd	28,800	1,756,800
		2,236,500
Household Products – 10.2%
Clorox Co	192,200	25,995,050
Colgate-Palmolive Co	81,500	5,282,015
Kimberly-Clark Corp	290,600	30,611,804
Procter & Gamble Co	642,800	50,176,968
		112,065,837
Independent Power and Renewable Electricity Producers – 0.1%
NRG Energy Inc	18,900	580,230
Industrial Conglomerates – 0%
Roper Technologies Inc	500	137,955
Information Technology Services – 1.0%
Accenture PLC	6,200	1,014,258
Cognizant Technology Solutions Corp	8,200	647,718
DXC Technology Co	8,700	701,307
Fidelity National Information Services Inc	9,300	986,079
International Business Machines Corp	4,800	670,560
Mastercard Inc	13,500	2,653,020
PayPal Holdings Inc*	13,500	1,124,145
Total System Services Inc	20,800	1,758,016
Visa Inc	11,800	1,562,910
		11,118,013

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Shares		Value
Common Stocks – (continued)
Insurance – 1.9%
Aflac Inc	21,000	$903,420
Allstate Corp	10,100	921,827
American International Group Inc	1,300	68,926
Aon PLC	41,100	5,637,687
Arthur J Gallagher & Co	400	26,112
Everest Re Group Ltd	10,800	2,489,184
Hartford Financial Services Group Inc	56,000	2,863,280
Loews Corp	59,900	2,891,972
Marsh & McLennan Cos Inc	12,000	983,640
Progressive Corp	15,200	899,080
Torchmark Corp	7,800	634,998
Willis Towers Watson PLC	2,300	348,680
XL Group Ltd	38,400	2,148,480
		20,817,286
Internet & Direct Marketing Retail – 0.9%
Amazon.com Inc*	600	1,019,880
Booking Holdings Inc*	300	608,127
Expedia Group Inc	21,500	2,584,085
Netflix Inc*	8,800	3,444,584
TripAdvisor Inc*	37,500	2,089,125
		9,745,801
Internet Software & Services – 0.4%
Akamai Technologies Inc*	20,200	1,479,246
eBay Inc*	14,900	540,274
Facebook Inc*	4,500	874,440
VeriSign Inc*	6,800	934,456
		3,828,416
Leisure Products – 0.5%
Hasbro Inc	57,700	5,326,287
Life Sciences Tools & Services – 1.2%
Illumina Inc*	34,700	9,691,363
IQVIA Holdings Inc*	1,200	119,784
Mettler-Toledo International Inc*	1,000	578,630
Waters Corp*	12,900	2,497,311
		12,887,088
Machinery – 0.9%
Caterpillar Inc	3,700	501,979
Cummins Inc	3,500	465,500
Deere & Co	44,500	6,221,100
Dover Corp	1,700	124,440
Fortive Corp	11,100	855,921
Stanley Black & Decker Inc	2,600	345,306
Xylem Inc/NY	12,800	862,464
		9,376,710
Media – 0.6%
CBS Corp	13,800	775,836
Interpublic Group of Cos Inc	23,100	541,464
News Corp	30,200	468,100
Omnicom Group Inc	7,600	579,652
Twenty-First Century Fox Inc - Class A	26,000	1,291,940
Twenty-First Century Fox Inc - Class B	59,600	2,936,492
Walt Disney Co	4,800	503,088
		7,096,572
Metals & Mining – 1.3%
Freeport-McMoRan Inc	55,000	949,300
Newmont Mining Corp	345,300	13,021,263
		13,970,563
Multiline Retail – 1.0%
Dollar General Corp	13,800	1,360,680

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2018

Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Shares		Value
Common Stocks – (continued)
Multiline Retail – (continued)
Dollar Tree Inc*	7,700	$654,500
Kohl's Corp	8,600	626,940
Nordstrom Inc	15,700	812,946
Target Corp	101,000	7,688,120
		11,143,186
Multi-Utilities – 4.5%
Ameren Corp	7,600	462,460
CMS Energy Corp	21,500	1,016,520
Consolidated Edison Inc	499,200	38,927,616
Dominion Energy Inc	33,900	2,311,302
DTE Energy Co	7,400	766,862
NiSource Inc	39,800	1,045,944
Public Service Enterprise Group Inc	10,200	552,228
Sempra Energy	4,200	487,662
WEC Energy Group Inc	52,749	3,410,223
		48,980,817
Oil, Gas & Consumable Fuels – 2.4%
Anadarko Petroleum Corp	13,700	1,003,525
Andeavor	7,300	957,614
Cabot Oil & Gas Corp	105,800	2,518,040
Chevron Corp	7,500	948,225
Cimarex Energy Co	18,700	1,902,538
Concho Resources Inc*	19,700	2,725,495
ConocoPhillips	21,300	1,482,906
EOG Resources Inc	9,200	1,144,756
Exxon Mobil Corp	10,100	835,573
Marathon Oil Corp	24,600	513,156
Marathon Petroleum Corp	7,400	519,184
Occidental Petroleum Corp	19,300	1,615,024
ONEOK Inc	11,000	768,130
Phillips 66	27,100	3,043,601
Pioneer Natural Resources Co	4,000	756,960
Valero Energy Corp	17,500	1,939,525
Williams Cos Inc	118,300	3,207,113
		25,881,365
Personal Products – 0.1%
Estee Lauder Cos Inc	4,400	627,836
Pharmaceuticals – 4.4%
Bristol-Myers Squibb Co	12,700	702,818
Eli Lilly & Co	66,000	5,631,780
Johnson & Johnson	301,000	36,523,340
Merck & Co Inc	17,200	1,044,040
Nektar Therapeutics*	12,600	615,258
Pfizer Inc	100,500	3,646,140
Zoetis Inc	5,900	502,621
		48,665,997
Professional Services – 0.4%
Equifax Inc	3,000	375,330
Robert Half International Inc	19,600	1,275,960
Verisk Analytics Inc*	23,400	2,518,776
		4,170,066
Road & Rail – 0.6%
CSX Corp	16,700	1,065,126
JB Hunt Transport Services Inc	18,600	2,260,830
Kansas City Southern	7,800	826,488
Norfolk Southern Corp	3,000	452,610
Union Pacific Corp	14,500	2,054,360
		6,659,414

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Shares		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – 1.3%
Intel Corp	9,500	$472,245
Micron Technology Inc*	36,000	1,887,840
NVIDIA Corp	29,000	6,870,100
Qorvo Inc*	7,200	577,224
QUALCOMM Inc	8,000	448,960
Texas Instruments Inc	4,400	485,100
Xilinx Inc	50,100	3,269,526
		14,010,995
Software – 1.1%
Activision Blizzard Inc	10,900	831,888
Adobe Systems Inc*	2,600	633,906
ANSYS Inc*	2,600	452,868
Citrix Systems Inc*	10,900	1,142,756
Intuit Inc	2,000	408,610
Microsoft Corp	2,000	197,220
Red Hat Inc*	9,200	1,236,204
salesforce.com Inc*	25,800	3,519,120
Symantec Corp	200,800	4,146,520
		12,569,092
Specialty Retail – 2.7%
AutoZone Inc*	36,500	24,488,945
Best Buy Co Inc	17,600	1,312,608
O'Reilly Automotive Inc*	5,800	1,586,706
Tiffany & Co	10,500	1,381,800
TJX Cos Inc	7,300	694,814
Ulta Beauty Inc*	2,000	466,920
		29,931,793
Technology Hardware, Storage & Peripherals – 1.7%
Apple Inc	77,100	14,271,981
Hewlett Packard Enterprise Co	51,700	755,337
NetApp Inc	25,700	2,018,221
Seagate Technology PLC	9,100	513,877
Western Digital Corp	10,800	836,028
		18,395,444
Textiles, Apparel & Luxury Goods – 0.5%
Michael Kors Holdings Ltd*	12,500	832,500
NIKE Inc	8,700	693,216
PVH Corp	5,400	808,488
Tapestry Inc	24,400	1,139,724
VF Corp	25,700	2,095,064
		5,568,992
Tobacco – 2.0%
Altria Group Inc	389,700	22,131,063
Trading Companies & Distributors – 0.4%
Fastenal Co	11,400	548,682
United Rentals Inc*	4,400	649,528
WW Grainger Inc	11,600	3,577,440
		4,775,650
Water Utilities – 0%
American Water Works Co Inc	6,000	512,280
Total Common Stocks (cost $900,077,874)		1,086,566,232
Investment Companies – 0.9%
Money Markets – 0.9%
Janus Henderson Cash Liquidity Fund LLC, 1.8501%ºº,£ (cost $9,335,291)	9,335,291	9,335,291
Total Investments (total cost $909,413,165) – 100.0%		1,095,901,523
Cash, Receivables and Other Assets, net of Liabilities – 0%		344,062
Net Assets – 100%		$1,096,245,585

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2018

Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments (unaudited)

June 30, 2018

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,089,486,869	99.4%
United Kingdom	6,414,654	0.6

Total	$1,095,901,523	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/18
Investment Companies - 0.9%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 1.8237%ºº	$4,157∆	$-	$-	$-
Money Markets - 0.9%
Janus Henderson Cash Liquidity Fund LLC,1.8501%ºº	$81,263	$-	$-	$9,335,291
Total Affiliated Investments - 0.9%	$85,420	$-	$-	$9,335,291

	Share Balance at 12/31/17	Purchases	Sales	Share Balance at 6/30/18
Investment Companies - 0.9%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 1.8237%ºº	1,071,250	24,061,201	(25,132,451)	-
Money Markets - 0.9%
Janus Henderson Cash Liquidity Fund LLC, 1.8501%ºº	11,015,250	46,340,041	(48,020,000)	9,335,291

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT U.S. Low Volatility Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2018.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2018. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$1,086,566,232	$-	$-
Investment Companies	-	9,335,291	-
Total Assets	$1,086,566,232	$9,335,291	$-

14	JUNE 30, 2018

Janus Henderson VIT U.S. Low Volatility Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2018

Assets:
Unaffiliated investments, at value(1)	$1,086,566,232
Affiliated investments, at value(2)	9,335,291
Cash	853
Non-interested Trustees' deferred compensation	22,950
Receivables:
Dividends	1,141,281
Portfolio shares sold	558,055
Dividends from affiliates	14,913
Other assets	2,058
Total Assets	1,097,641,633
Liabilities:
Payables:	—
Portfolio shares repurchased	560,658
Advisory fees	466,285
12b-1 Distribution and shareholder servicing fees	233,142
Transfer agent fees and expenses	49,584
Non-interested Trustees' deferred compensation fees	22,950
Non-affiliated portfolio administration fees payable	18,310
Professional fees	13,344
Non-interested Trustees' fees and expenses	10,762
Affiliated portfolio administration fees payable	2,331
Custodian fees	1,318
Accrued expenses and other payables	17,364
Total Liabilities	1,396,048
Net Assets	$1,096,245,585
Net Assets Consist of:
Capital (par value and paid-in surplus)	$900,587,532
Undistributed net investment income/(loss)	2,885,867
Undistributed net realized gain/(loss) from investments	6,283,238
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	186,488,948
Total Net Assets	$1,096,245,585
Net Assets - Service Shares	$1,096,245,585
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	66,232,532
Net Asset Value Per Share	$16.55

(1) Includes cost of $9,335,291. (2) Includes cost of $900,077,874.

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT U.S. Low Volatility Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2018

Investment Income:
Dividends	$13,067,130
Dividends from affiliates	81,263
Affiliated securities lending income, net	4,157
Other income	27
Total Investment Income	13,152,577
Expenses:
Advisory fees	2,750,045
12b-1 Distribution and shareholder servicing fees	1,375,023
Transfer agent administrative fees and expenses	275,005
Other transfer agent fees and expenses	10,558
Affiliated portfolio administration fees	25,303
Professional fees	22,155
Non-interested Trustees’ fees and expenses	19,745
Non-affiliated portfolio administration fees	18,310
Shareholder reports expense	8,284
Custodian fees	5,858
Registration fees	33
Other expenses	21,803
Total Expenses	4,532,122
Net Investment Income/(Loss)	8,620,455
Net Realized Gain/(Loss) on Investments:
Investments	6,435,838
Total Net Realized Gain/(Loss) on Investments	6,435,838
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(41,259,406)
Total Change in Unrealized Net Appreciation/Depreciation	(41,259,406)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(26,203,113)

See Notes to Financial Statements.

16	JUNE 30, 2018

Janus Henderson VIT U.S. Low Volatility Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2018 (unaudited)	Year ended December 31, 2017

Operations:
Net investment income/(loss)	$8,620,455	$15,857,860
Net realized gain/(loss) on investments	6,435,838	20,564,843
Change in unrealized net appreciation/depreciation	(41,259,406)	116,647,762
Net Increase/(Decrease) in Net Assets Resulting from Operations	(26,203,113)	153,070,465
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income	(10,987,641)	(14,688,815)
Distributions from Net Realized Gain from Investments	(19,717,008)	—
Net Decrease from Dividends and Distributions to Shareholders	(30,704,649)	(14,688,815)
Capital Shares Transactions	2,375,356	49,397,046
Net Increase/(Decrease) in Net Assets	(54,532,406)	187,778,696
Net Assets:
Beginning of period	1,150,777,991	962,999,295
End of period	$1,096,245,585	$1,150,777,991

Undistributed Net Investment Income/(Loss)	$2,885,867	$5,253,053

See Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT U.S. Low Volatility Portfolio

Financial Highlights

Service Shares
For a share outstanding during the period ended June 30, 2018 (unaudited) and each year ended December 31	2018	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$17.43	$15.30	$14.36		$14.28	$12.25	$9.92
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(1)	0.24(1)	0.26(1)		0.25(1)	0.21(1)	0.09
Net realized and unrealized gain/(loss)	(0.53)	2.11	1.14		0.32	1.95	2.37
Total from Investment Operations	(0.40)	2.35	1.40		0.57	2.16	2.46
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.22)	(0.23)		(0.22)	(0.10)	(0.10)
Distributions (from capital gains)	(0.31)	—	(0.23)		(0.27)	(0.03)	(0.03)
Total Dividends and Distributions	(0.48)	(0.22)	(0.46)		(0.49)	(0.13)	(0.13)
Net Asset Value, End of Period	$16.55	$17.43	$15.30		$14.36	$14.28	$12.25
Total Return*	(2.33)%	15.44%	9.71%		4.09%	17.70%	24.84%
Net Assets, End of Period (in thousands)	$1,096,246	$1,150,778	$962,999		$695,281	$449,384	$192,729
Average Net Assets for the Period (in thousands)	$1,109,454	$1,059,734	$831,798		$588,016	$322,054	$80,670
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.82%	0.82%		0.79%	0.79%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.82%	0.82%		0.79%	0.79%	0.98%
Ratio of Net Investment Income/(Loss)	1.57%	1.50%	1.72%		1.75%	1.60%	1.61%
Portfolio Turnover Rate	11%	18%	29%		30%	36%	21%
				1

* Total return not annualized for periods of less than one full year and does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	JUNE 30, 2018

Janus Henderson VIT U.S. Low Volatility Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT U.S. Low Volatility Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks capital appreciation. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers Service Shares. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

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Janus Henderson VIT U.S. Low Volatility Portfolio

Notes to Financial Statements (unaudited)

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2018 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

20	JUNE 30, 2018

Janus Henderson VIT U.S. Low Volatility Portfolio

Notes to Financial Statements (unaudited)

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is

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Janus Henderson VIT U.S. Low Volatility Portfolio

Notes to Financial Statements (unaudited)

considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Portfolio’s named benchmark index, Intech’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

22	JUNE 30, 2018

Janus Henderson VIT U.S. Low Volatility Portfolio

Notes to Financial Statements (unaudited)

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. There were no securities on loan as of June 30, 2018.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.50% of its average daily net assets.

Intech Investment Management LLC (“Intech”) serves as subadviser to the Portfolio. As subadviser, Intech provides day-to-day management of the investment operations of the Portfolio subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of Intech.

Janus Capital pays Intech a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Portfolio to Janus Capital (calculated after any fee waivers and expense reimbursement).

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees, transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.79% of the Portfolio’s average daily net assets. Janus Capital has agreed to continue the waivers until at least May 1, 2019. If applicable, amounts waived and/or reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services

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Janus Henderson VIT U.S. Low Volatility Portfolio

Notes to Financial Statements (unaudited)

related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital provides oversight and coordination of the Portfolio’s service providers, recordkeeping, and other administrative services, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated Portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $20,480 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2018. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Portfolio, including services related to Portfolio accounting, calculation of the Portfolio’s daily NAV, and Portfolio audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Portfolio. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Portfolio’s assets, along with a flat fee, and is reimbursed by the Portfolio for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as “Non-affiliated portfolio administration fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2018 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2018 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $260,650 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2018.

24	JUNE 30, 2018

Janus Henderson VIT U.S. Low Volatility Portfolio

Notes to Financial Statements (unaudited)

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2018 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2018 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 909,470,748	$205,131,314	$(18,700,539)	$ 186,430,775

5. Capital Share Transactions

	Period ended June 30, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount

Service Shares:
Shares sold	4,299,074	$ 72,889,902	11,704,420	$190,154,154
Reinvested dividends and distributions	1,844,123	30,704,649	871,876	14,688,815
Shares repurchased	(5,933,560)	(101,219,195)	(9,507,405)	(155,445,923)
Net Increase/(Decrease)	209,637	$ 2,375,356	3,068,891	$ 49,397,046

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$115,900,198	$ 124,513,604	$ -	$ -

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Janus Henderson VIT U.S. Low Volatility Portfolio

Notes to Financial Statements (unaudited)

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2018 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

26	JUNE 30, 2018

Janus Henderson VIT U.S. Low Volatility Portfolio

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

December 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 14 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which closed in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements prior to the close of the Transaction as well as the services provided after the Transaction closed.

At a meeting held on December 7, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2018 through February 1, 2019, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the

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agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2017, approximately 70% of the Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2017, approximately 46% of the Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s

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underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

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• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for

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the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the second Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2017 and the first Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2017 and the third Broadridge quartile for the 12 months ended May 31, 2017.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

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The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% below the average total expenses of their respective Broadridge Expense Group peers and 18% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 8% below the average management fees for their Expense Groups and 9% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; (4) in three of seven product categories, the Funds receive proportionally better pricing than the industry in relation to Janus institutional clients; and (5) in seven of eight strategies, Janus Capital has lower management fees than funds subadvised by Janus Capital’s portfolio managers.

The Trustees considered the fees for each Fund for its fiscal year ended in 2016, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Alternative Funds

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Long/Short Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were

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reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2017 and the bottom Broadridge quartile for the 12 months ended May 31, 2017. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to waive 11 basis points of management fees effective February 1, 2018 and also has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The

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Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees

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also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses effective June 5, 2017.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective February 1, 2017.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses effective June 5, 2017.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group averages for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Funds, and considered profitability data of other fund managers. The Trustees also considered the financial information, estimated profitability and corporate structure of Janus Capital’s parent company before and after the Transaction. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. The Trustees also noted that the Trustees’ independent fee consultant reviewed the overall profitability of Janus Capital’s parent company prior to the Transaction, and the independent fee consultant found that, while assessing the reasonableness of Fund expenses in light of such profits was dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons were limited in accuracy by differences in complex size, business mix, institutional account orientation and other factors, after accepting these limitations, the level of profit earned by Janus Capital’s parent company was reasonable. In this regard, the independent consultant concluded that the profitability of Janus Capital’s parent company did not show excess nor did it show any insufficiency that could limit the ability to invest the resources needed to drive strong future investment performance on behalf of the Funds.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Fund. The Trustees also considered such estimated profitability taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Fund was reasonable, including after taking into account the impact of the Transaction on Janus Capital’s expense structure on a pro forma basis. The Trustees also considered that the estimated profitability for an individual Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Funds was not a material factor in the Board’s approval of the reasonableness of any Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 86% of these Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus

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Capital, Janus Capital is subsidizing certain of these Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus complex. The independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Funds, Janus Capital appeared to be investing to increase the likelihood that these Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

January 2017

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the

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agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded

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that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund

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expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the

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Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the

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Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s

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capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the

52	JUNE 30, 2018

Janus Henderson VIT U.S. Low Volatility Portfolio

Additional Information (unaudited)

receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Henderson VIT U.S. Low Volatility Portfolio

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2018. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Janus Henderson VIT U.S. Low Volatility Portfolio

Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Janus Henderson VIT U.S. Low Volatility Portfolio

Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

56	JUNE 30, 2018

Notes

NotesPage1

Janus Aspen Series	57

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Perkins and Intech are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Portfolios distributed by Janus Henderson Distributors

109-24-81127 08-18

Item 2 - Code of Ethics

Not applicable to semiannual reports.

Item 3 - Audit Committee Financial Expert

Not applicable to semiannual reports.

Item 4 - Principal Accountant Fees and Services

Not applicable to semiannual reports.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Investments

(a) Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item 13 - Controls and Procedures

(a)(1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3) Not applicable to this Registrant.

(b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Aspen Series

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Aspen Series

(Principal Executive Officer)

Date: August 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Aspen Series

(Principal Executive Officer)

Date: August 29, 2018

By: /s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Aspen Series (Principal Accounting Officer and Principal Financial Officer)

Date: August 29, 2018